                                                                    EXHIBIT 10.6




        _______________________________________________________________

                     HARBOR FINANCIAL MORTGAGE CORPORATION
                                      AND
                          NEW AMERICA FINANCIAL, INC.
                                 (THE OBLIGORS)
                                      AND
                   TEXAS COMMERCE BANK NATIONAL ASSOCIATION,
                     IN ITS CAPACITY AS ONE OF THE BANKS, A
                  WAREHOUSE BANK, A SERVICING ACQUISITION BANK
                       AND AS AGENT FOR THE OTHER BANKS,
                             BANK ONE, TEXAS, N.A.,
                               BANK OF SCOTLAND,
                             THE BANK OF NEW YORK,
                         GUARANTY FEDERAL BANK, F.S.B.,
                            HIBERNIA NATIONAL BANK,
                            PNC BANK KENTUCKY, INC.,
                                 COMERICA BANK,
                                  BANK UNITED,
                                FLEET BANK N.A.,
                         NATIONAL CITY BANK OF KENTUCKY
                                      AND
                       THE FIRST NATIONAL BANK OF CHICAGO
                        JOINED FOR SPECIFIED PURPOSES BY
                          HARBOR FINANCIAL GROUP, INC.
                                  (GUARANTOR)

                           12/97 AMENDED AND RESTATED
                              FACILITIES AGREEMENT

                        EFFECTIVE AS OF DECEMBER 3, 1997

        _______________________________________________________________

[TEXAS COMMERCE LOGO APPEARS HERE]

                             INDEX OF DEFINED TERMS


"1/97 A&R Facilities Agreement" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
"12/97 A&R Facilities Agreement"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
"12/97 Master Servicing Acquisition Notes"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  62
"12/97 Master Warehouse Notes"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
"4/97 Amendment"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
"9/97 Amendment"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
"Acquisition Cost"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
"Adjusted Balances" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
"Adjusted Debt" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
"Adjusted LIBOR Rate" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
"Adjusted Tangible Net Worth" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
"Affected Pool" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
"Affiliate" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
"Agent, et al." . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  94
"Agent" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
"Agreement" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
"Allocated Commitment Price"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
"Amended Facilities Agreement"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
"Applicable Margin" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
"Applicable Repurchase Amount"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
"Banks" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
"Business Day"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
"Ceiling Rate"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
"Change of Control" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
"Chapter 1D"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
"Claims"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 102
"Collateral Proceeds" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 101
"Collateral"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
"Commitments Lapse Provision" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  67
"Commitments Schedule"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
"Committed Sum" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
"Company" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
"Compliance Certificate"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
"Consolidated Fixed Charges"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
"Consolidated Servicing and Receivables Debt" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
"Continuing Bank" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
"Conventional Mortgage Loan"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
"Current Facilities Agreement"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
"Current Ratio" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
"Current Servicing Acquisition Notes" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7

"Current Servicing Acquisition Note"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  62
"Current Warehouse Note"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
"Debt"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
"Default" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  67
"Defective Mortgage"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56
"Effective Date"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
"Eligible Mortgage" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
"Eligible Receivables"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
"Eligible Servicing Portfolio Balance"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
"Eligible Servicing Portfolio"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
"ERISA Affiliate" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
"ERISA" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
"Eurodollar Base Rate"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
"Eurodollar Rate Loan"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
"Eurodollar Rate" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
"Eurodollar Reserve Requirement"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
"Facilities Papers" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
"Facility"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
"Failure Date"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
"Federal Funds Effective Rate"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
"Fee" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49
"FHA Loans" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
"FHA" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
"FHLMC" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
"Financial Statements"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
"FirstCity" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
"Float Control Agreement" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
"Float Control Guaranty"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
"FNMA"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
"Foreclosed Properties Loans" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
"Foreclosed Properties Mortgages" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
"Foreclosed Properties Sub-subline" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
"Foreclosed Properties Sublimit"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
"Foreclosed Property" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
"Free Adjusted Balances"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
"Funding Availability Termination Provisions" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  68
"Funding Share" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
"Funds from Operations" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
"GAAP"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
"GNMA"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
"Governmental Authority"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
"Guarantor" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
"Guaranty"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14

"Guide" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
"HUD" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59
"ICF Agreement" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  87
"In Default"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
"indicated rate ceiling"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
"Interbank Market"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
"Interest Period" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
"Investments" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  92
"Investor Commitment" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
"Jumbo Mortgage Loan" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
"Laws"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
"LIBOR Rate Loan" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
"LIBOR" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
"Lien"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
"Linked Lines Limit"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
"Linked Lines"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
"Liquid Reserves" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
"Loan Request"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
"Loan Servicing Agreement"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
"Loan Servicing Rights" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
"Loan"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
"Majority Banks"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
"Majority Servicing Acquisition Banks"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
"Majority Warehouse Banks"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
"Make Whole Payment"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
"Margin Obligations to the Warehouse Banks" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  57
"Material Adverse Effect" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
"MBS" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
"Mortgage Loans"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
"Mortgage Pools Purchase Agreement" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
"Mortgage-Backed Security"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
"Mortgages Purchase Limit"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
"Mortgages" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
"MPPA Value"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
"Net Worth" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
"New Am Inc." . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
"New Bank"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
"Nonconforming Mortgage Loan" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
"Notes" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
"Obligations" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
"Obligor Order" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
"Obligors"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
"Offer" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47

"Order" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  96
"Owned Servicing Rights"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
"P&I Loans" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
"P&I Sub-subline" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
"P&I Sublimit"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
"Par Value" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
"Past Due Rate" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
"PBGC"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
"PC"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
"Person"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
"Plan"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
"Pledged Mortgages" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
"PMI" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
"Pool Purchase Price Paid"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49
"Pools Stated Rate" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49
"Pool"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
"Potential Default" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  67
"proceeds"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
"Processing Fees" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
"Property"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
"Qualified Investment Securities" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
"Qualified Investor"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
"Qualified Mortgage Loans"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
"Qualified Substitute Ticket" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53
"Ratably" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
"Rate Designation Date" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
"Receivables Advances Loans"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
"Receivables Advances Sublimit" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
"Receivables Advances Subline"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
"Receivables Claim" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
"Receivables Loan Values" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
"Receivables Pledge Agreement"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
"Regulation Q"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
"Released Persons"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  94
"Replacement Bank"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
"Reportable Event"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
"Repurchased Defaulted Mortgages Sub-subline" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
"Repurchased Defaulted Mortgages Sublimit"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
"Repurchased Defaulted Mortgage"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
"Residential Mortgage File" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
"Residential Mortgage Note" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
"Residential Mortgage"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
"Retiring Bank" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23

"Reuters Screen LIBO Page"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
"Revolving Servicing Acquisition Facility Fee"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  63
"Revolving Servicing Acquisition Termination/Conversion Date" . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61
"RHS" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
"Sale Price"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51
"Second-Lien Loans" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
"Second-Lien Sublimit"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
"Second-Lien Subline" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
"Securities"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
"Securitized" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
"Senior Acquisition Debt" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
"Serviced Mortgages"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
"Servicing Acquisition Banks" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
"Servicing Acquisition Collateral"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
"Servicing Acquisition Limit" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61
"Servicing Acquisition Line Commitments"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  63
"Servicing Acquisition Line"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  60
"Servicing Acquisition Loans" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  60
"Servicing Records" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
"Servicing Rights Security Agreement" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
"Servicing Rights"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  60
"Settlement Date" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
"Shortfall Amount"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56
"Standard Financial Statements" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
"Stated Rate" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
"Stock Pledge Agreement"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
"Sub-sublines"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
"Sublines"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
"Subordinated Debt" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
"Subprime Mortgage Loan"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
"Subprime Mortgages Sublimit" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
"Subprime Mortgages Subline"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
"Subprime Underwriting Standards" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
"Subprime Warehouse Loan" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
"Subsidiary"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
"Substitute Mortgage" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56
"Super Jumbo Mortgage Loan" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
"Swing Line Note" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
"Swing Loans" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
"Swing Sublimit"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
"Swing Subline" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
"T&I Loans" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
"T&I Sub-subline" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34

"T&I Sublimit"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
"Tangible Net Worth"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
"TCB Balances"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
"TCB" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
"Termination Notice"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  68
"Texas Finance Code"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
"Total Mortgages Purchase Limit"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
"Total Servicing Acquisition Line Commitments"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
"Total Warehouse Line Commitments"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
"Trade Ticket"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
"Transaction Claim" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 110
"UCC" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
"VA Loans"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
"VA/FHA/PMI Foreclosure Receivables Loans"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
"VA/FHA/PMI Foreclosure Receivables Sub-subline"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
"VA/FHA/PMI Foreclosure Receivables Sublimit" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
"VA"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
"Warehouse Banks' Invested Balance" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49
"Warehouse Banks' Net Share"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50
"Warehouse Banks" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
"Warehouse Collateral"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
"Warehouse Facility Fee"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
"Warehouse Final Termination Date"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
"Warehouse Line Commitments"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
"Warehouse Line"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
"Warehouse Loan Value"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
"Warehouse Loans" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
"Warehouse Pledge Agreement"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
"Warehouse Termination Date"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
"weekly ceiling"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
"Wet Mortgage Loan" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
"Wet Warehousing Loans" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
"Wet Warehousing Sublimit," . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
"Wet Warehousing Subline" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33

                               TABLE OF CONTENTS


Article 1.  Certain Definitions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2

Article 2.  The Warehouse Line  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
         Section 2.1       General Terms for the Warehouse Line and its Sublines and Sub-sublines . . . . . . . . . .  31
         Section 2.2       The Warehouse Line . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
         Section 2.3       Linked Lines and Sublines and Sub-subline defined  . . . . . . . . . . . . . . . . . . . .  32
         Section 2.4       Warehouse Line Term  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
         Section 2.5       12/97 Master Warehouse Notes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
         Section 2.6       Current Warehouse Notes' Interest Accrual and Payment  . . . . . . . . . . . . . . . . . .  36
         Section 2.7       Current Warehouse Notes' Due Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
         Section 2.8       Current Warehouse Notes Voluntary Prepayments  . . . . . . . . . . . . . . . . . . . . . .  37
         Section 2.9       Current Warehouse Notes Mandatory Payments . . . . . . . . . . . . . . . . . . . . . . . .  37
         Section 2.10      Warehouse Line Security  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
         Section 2.11      Warehouse Facility Fee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
         Section 2.12      Obligors' Processing Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
         Section 2.13      Amount the Obligors May Borrow Against Each Eligible Mortgage; Investor Commitment
                           Coverage and Weekly Reports of Coverages Required; Warehouse Loan Value  . . . . . . . . .  39
         Section 2.14      Borrowing Procedures . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
         Section 2.15      Releases of Sold or Securitized Pledged Mortgages  . . . . . . . . . . . . . . . . . . . .  43
         Section 2.16      Mandatory Prepayments or Collateral Substitutions for Ineligible Mortgages . . . . . . . .  44
         Section 2.17      Mandatory Prepayments or Collateral Substitutions for Ineligible Foreclosed Property
                           Collateral . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
         Section 2.18      Title Insurance; Recording of Foreclosed Properties Mortgages  . . . . . . . . . . . . . .  45
         Section 2.19      Disposition of Foreclosed Properties . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
         Section 2.20      Partial Releases of Foreclosed Properties  . . . . . . . . . . . . . . . . . . . . . . . .  45

Article 3.  Mortgage Pools Purchase Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
         Section 3.1       General Description and Certain Definitions  . . . . . . . . . . . . . . . . . . . . . . .  46
         Section 3.2       Pool Purchases . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
         Section 3.3       Servicing After Purchase . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
         Section 3.4       Additional Rights Purchased by Pool Purchase Price Payment . . . . . . . . . . . . . . . .  49
         Section 3.5       Qualified Mortgage Loans Lent to the Selling Obligor for Transfer to Qualified
                           Investors  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50
         Section 3.6       Security Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53
         Section 3.7       Obligation on any Transaction Failure  . . . . . . . . . . . . . . . . . . . . . . . . . .  54
         Section 3.8       Margin Calls by Obligor's Qualified Investor . . . . . . . . . . . . . . . . . . . . . . .  56
         Section 3.9       Margin Obligations to the Warehouse Banks  . . . . . . . . . . . . . . . . . . . . . . . .  56





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
         Section 3.10      Representations, Warranties and Covenants  . . . . . . . . . . . . . . . . . . . . . . . .  57
         Section 3.11      Intent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  60
         Section 3.12      Fee to Accrue and to be Paid . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  60

Article 4.  Servicing Acquisition Line  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  60
         Section 4.1       General Terms for the Servicing Acquisition Line . . . . . . . . . . . . . . . . . . . . .  60
         Section 4.2       Borrowing under the Servicing Acquisition Line . . . . . . . . . . . . . . . . . . . . . .  61
         Section 4.3       Conversion of Servicing Acquisition Loans to Term Debt . . . . . . . . . . . . . . . . . .  61
         Section 4.4       12/97 Master Servicing Acquisition Notes . . . . . . . . . . . . . . . . . . . . . . . . .  62
         Section 4.5       Current Servicing Acquisition Notes' Payment Schedule  . . . . . . . . . . . . . . . . . .  62
         Section 4.6       Current Servicing Acquisition Notes Voluntary Prepayments  . . . . . . . . . . . . . . . .  62
         Section 4.7       Servicing Acquisition Line Security  . . . . . . . . . . . . . . . . . . . . . . . . . . .  62
         Section 4.8       Revolving Servicing Acquisition Facility Fee . . . . . . . . . . . . . . . . . . . . . . .  62
         Section 4.9       Borrowing Procedures . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  63
         Section 4.10      Amount the Obligors May Borrow Against the Eligible Servicing Portfolio  . . . . . . . . .  64

Article 5.  Interest Rate Election Provisions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  65
         Section 5.1       Interest Rate Elections  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  65
         Section 5.2       Inadequacy of Pricing and Rate Determination . . . . . . . . . . . . . . . . . . . . . . .  65
         Section 5.3       Funding Losses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  65
         Section 5.4       Determinations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  66
         Section 5.5       Affiliates . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  66
         Section 5.6       Funding Decision . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  66
         Section 5.7       Rate of Return Maintenance Covenant  . . . . . . . . . . . . . . . . . . . . . . . . . . .  66
         Section 5.8       Illegality of Eurodollar Rate Loans  . . . . . . . . . . . . . . . . . . . . . . . . . . .  67

Article 6.  Provisions Applicable to All Facilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  67
         Section 6.1       Commitments Lapse Provision  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  67
         Section 6.2       Fundings Availability Termination Provisions . . . . . . . . . . . . . . . . . . . . . . .  68
         Section 6.3       Application of Proceeds of Realization on Collateral . . . . . . . . . . . . . . . . . . .  68
         Section 6.4       Right of Setoff  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  68
         Section 6.5       Application of Setoff Proceeds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  69
         Section 6.6       Conditions Precedent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  69

Article 7.  The Obligors' Warranties and Representations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  73
         Section 7.1       Organization . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  73
         Section 7.2       Corporate Action . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  73
         Section 7.3       No Violations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  73
         Section 7.4       Approved Lender, Seller and Servicer . . . . . . . . . . . . . . . . . . . . . . . . . . .  74
         Section 7.5       Obligors Are Not Investment Companies or Controlled by One . . . . . . . . . . . . . . . .  74
         Section 7.6       Obligors and Affiliates Are Not Public Utility Companies, Etc  . . . . . . . . . . . . . .  74
         Section 7.7       Obligors' Legal Compliance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  74





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
         Section 7.8       Financial Statements Accurate  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  74
         Section 7.9       Representations Are True and Not Misleading  . . . . . . . . . . . . . . . . . . . . . . .  74
         Section 7.10      Litigation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  75
         Section 7.11      Payment of Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  75
         Section 7.12      Title to Properties  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  75

Article 8.  Defaults and Remedies . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  75
         Section 8.1       Note Payment Default . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  75
         Section 8.2       Covenant Default . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  76
         Section 8.3       Default on Other Obligation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  76
         Section 8.4       Violation of Law . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  76
         Section 8.5       False Representation or Warranty . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  76
         Section 8.6       Undischarged Final Judgment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  76
         Section 8.7       Lien Claimed or Held Invalid . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  76
         Section 8.8       Disposition, Encumbrance or Loss of Collateral . . . . . . . . . . . . . . . . . . . . . .  76
         Section 8.9       Liquidation, Etc. Order  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  77
         Section 8.10      Default under Other Facilities Papers  . . . . . . . . . . . . . . . . . . . . . . . . . .  77
         Section 8.11      Assignment for the Benefit of Creditors, Voluntary Bankruptcy  . . . . . . . . . . . . . .  77
         Section 8.12      Involuntary Proceedings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  77
         Section 8.13      General Failures, Writ of Attachment, Etc  . . . . . . . . . . . . . . . . . . . . . . . .  77
         Section 8.14      Fraudulent Concealment or Removal  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  77
         Section 8.15      Dissolution, Etc . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  78
         Section 8.16      Environmental Claim Made . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  78
         Section 8.17      ERISA Claim Made . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  78
         Section 8.18      RICO Claim Made  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  78
         Section 8.19      Change of Control  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  78
         Section 8.20      Subordinated Line of Credit Commitment Change  . . . . . . . . . . . . . . . . . . . . . .  78
         Section 8.21      Material Adverse Change  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  78

Article 9.  Affirmative Covenants . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  79
         Section 9.1       Use of Proceeds  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  79
         Section 9.2       Promptly Correct Escrow Imbalances . . . . . . . . . . . . . . . . . . . . . . . . . . . .  79
         Section 9.3       Financial Statements and Other Reports . . . . . . . . . . . . . . . . . . . . . . . . . .  79
         Section 9.4       Maintenance of Existence and Properties; Conduct of Business . . . . . . . . . . . . . . .  82
         Section 9.5       Compliance with Applicable Laws  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  82
         Section 9.6       Perform Agreements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  82
         Section 9.7       Books  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  82
         Section 9.8       Investor Commitments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  83
         Section 9.9       Notice . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  83
         Section 9.10      Pay Debt, Taxes, etc . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  83
         Section 9.11      Insurance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  84
         Section 9.12      Other Loan Obligations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  84
         Section 9.13      Covenants Concerning Collateral  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  84





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
         Section 9.14      Employee Benefit Plans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  85
         Section 9.15      Benefit Plan Obligations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  86
         Section 9.16      Further Assurances . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  86

Article 10.  Negative Covenants . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  86
         Section 10.1      No Change of Business  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  86
         Section 10.2      No Other Investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  87
         Section 10.3      No Other Debt  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  87
         Section 10.4      Limitation on Dividends  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  87
         Section 10.5      Minimum Net Worth  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  88
         Section 10.6      Minimum Servicing Portfolio Size . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  88
         Section 10.7      Maximum Debt to Servicing Portfolio Ratios . . . . . . . . . . . . . . . . . . . . . . . .  88
         Section 10.8      Minimum Fixed Charge Coverage Ratio  . . . . . . . . . . . . . . . . . . . . . . . . . . .  88
         Section 10.9      Minimum Current Ratio  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  89
         Section 10.10     Minimum Adjusted Tangible Net Worth  . . . . . . . . . . . . . . . . . . . . . . . . . . .  89
         Section 10.11     Maximum Adjusted Debt to Adjusted Tangible Net Worth . . . . . . . . . . . . . . . . . . .  89
         Section 10.12     Maximum Adjusted Debt Less Warehouse Debt to Adjusted Tangible Net Worth . . . . . . . . .  89
         Section 10.14     Maximum Serviced Mortgages Delinquency Ratio . . . . . . . . . . . . . . . . . . . . . . .  90
         Section 10.15     Limitations on Transactions with Affiliates  . . . . . . . . . . . . . . . . . . . . . . .  90
         Section 10.16     Limitation on Unmarketable Loans . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  91
         Section 10.17     No Uncovered Commercial Loans and No ADC, Etc. Loans . . . . . . . . . . . . . . . . . . .  91
         Section 10.18     Loss of Eligibility  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  91
         Section 10.19     Fiscal Year Accounting . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  91
         Section 10.20     Loans, Advances and Investments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  91
         Section 10.21     Actions with Respect to Pledged Mortgages  . . . . . . . . . . . . . . . . . . . . . . . .  92
         Section 10.22     Cancellation of Loan Servicing Rights  . . . . . . . . . . . . . . . . . . . . . . . . . .  93
         Section 10.23     Change of Underwriting Standards for "C" or "D" Grade Mortgage Loans.  . . . . . . . . . .  93
         Section 10.24     Continuous Compliance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  93

Article 11.  Agreements Concerning the Agent and the Banks  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  93
         Section 11.1      Authorization and Action . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  93
         Section 11.2      Agent Will Ship Mortgage Loans with Bailee Letters . . . . . . . . . . . . . . . . . . . .  94
         Section 11.3      Employment of Others by the Agent  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  94
         Section 11.4      No Liability . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  94
         Section 11.5      Reliance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  96
         Section 11.6      Qualifications of the Agent  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  96
         Section 11.7      Resignation of the Agent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  96
         Section 11.8      Removal of the Agent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  97
         Section 11.9      Effective Date of Resignation or Removal . . . . . . . . . . . . . . . . . . . . . . . . .  97
         Section 11.10     Successor Agent  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  97
         Section 11.11     Merger of the Agent  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  98





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

         Section 11.12     Agent and Affiliates . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  98
         Section 11.13     Participation; Assignment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  98
         Section 11.14     Loan Requests; Payments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  99
         Section 11.15     Lenders' Sharing Arrangement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 100
         Section 11.16     Application of Collateral Proceeds . . . . . . . . . . . . . . . . . . . . . . . . . . . . 101
         Section 11.17     Credit Decision  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 101
         Section 11.18     Information Concerning Other Banks . . . . . . . . . . . . . . . . . . . . . . . . . . . . 101
         Section 11.19     Expense Reimbursement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 101
         Section 11.20     Indemnification  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 102
         Section 11.21     Rights of Individual Banks . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 102
         Section 11.22     Notice to the Agent  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 103
         Section 11.23     No Partnership . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 103
         Section 11.24     Amendments, Modifications and Consents . . . . . . . . . . . . . . . . . . . . . . . . . . 103
         Section 11.25      Replacement of Retiring Bank  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 104
         Section 11.26      Replacement Banks Replace Retiring Banks  . . . . . . . . . . . . . . . . . . . . . . . . 105
         Section 11.27      Termination of Retiring Bank's Commitments  . . . . . . . . . . . . . . . . . . . . . . . 105

Article 12.  Miscellaneous  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 105
         Section 12.1      No Waiver  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 105
         Section 12.2      Notices  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 106
         Section 12.3      Governing Law; Jurisdiction and Venue  . . . . . . . . . . . . . . . . . . . . . . . . . . 106
         Section 12.4      Waiver of Jury Trial . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 107
         Section 12.5      Survival; Successors and Assigns; Term . . . . . . . . . . . . . . . . . . . . . . . . . . 107
         Section 12.6      Counterparts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 108
         Section 12.7      Usury Not Intended; Credit or Refund of Any Excess Payments  . . . . . . . . . . . . . . . 108
         Section 12.8      Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 108
         Section 12.9      Indemnification  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 109
         Section 12.10     Entire Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 109
         Section 12.11     Accounting Terms . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 109
         Section 12.12     Severability . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 110
         Section 12.13     Domicile of Loans  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 110
         Section 12.14     Disclosures  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 110
         Section 12.15     Release of Transaction Claims  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 110
         Section 12.16     Notice Pursuant to Section  26.02 of the Tex. Bus. & Comm. Code  . . . . . . . . . . . . . 110





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



                12/97 AMENDED AND RESTATED FACILITIES AGREEMENT

PREAMBLE:

         THIS 12/97 AMENDED AND RESTATED FACILITIES AGREEMENT (the "12/97 A&R Facilities Agreement" or within itself only, this "Agreement") dated effective as of December 3, 1997 (the "Effective Date") made by and among (a) HARBOR FINANCIAL MORTGAGE CORPORATION (the "Company"), a Texas corporation; (b) NEW AMERICA FINANCIAL, INC. ("New Am Inc."), a Texas corporation that is a wholly-owned subsidiary of the Company (the Company and New Am Inc. being the "Obligors"); (c) TEXAS COMMERCE BANK NATIONAL ASSOCIATION ("TCB"), a national banking association, in its capacities as one of the Banks, a Warehouse Bank and a Servicing Acquisition Bank and as Agent (it and its successors in that capacity being called the "Agent") for the other Banks; (d) the other warehouse lenders (together with TCB, the "Warehouse Banks" and servicing acquisition lenders (together with TCB, the "Servicing Acquisition Banks") that are signatories and parties to this Agreement from time to time (the term "Banks" meaning and including the Warehouse Banks and the Servicing Acquisition Banks), and (e) HARBOR FINANCIAL GROUP, INC. ("Guarantor"), a Delaware corporation;

amending and restating in its entirety as of the Effective Date the 1/97 Amended and Restated Facilities Agreement dated as of January 31, 1997 (the "1/97 A&R Facilities Agreement"), as amended by the 4/97 Amendment to 1/97 A&R Facilities Agreement dated as of April ___, 1997 (the "4/97 Amendment") and the 9/97 Amendment to 1/97 A&R Facilities Agreement dated as of September ___, 1997 (the "9/97 Amendment"), each among the Obligors, the Agent and the Banks that were then parties to them (the 1/97 A&R Facilities Agreement, as amended by the 4/97 Amendment and the 9/97 Amendment, being herein called the "Amended Facilities Agreement");

                             W I T N E S S E T H :

RECITALS:

         This 12/97 A&R Facilities Agreement, as it may hereafter be supplemented, amended or restated by one or more written agreements signed by the Obligors and the then-Banks is called the "Current Facilities Agreement", amends and restates in its entirety the Amended Facilities Agreement and provides for and governs (a) the $450 million revolving mortgage warehouse credit line (the "Warehouse Line") provided for the Obligors by the Warehouse Banks with sublimits (i) for the Warehouse Line's swing loan subline equal to 15% of the total of the Banks' Warehouse Line commitments hereunder; (ii) for its wet warehousing subline equal to 15% or 25% thereof; (iii) for its second-lien subline equal to 5% thereof, (iv) for its receivables advances subline equal to 7.5% thereof -- with sub-sublimits under such receivables advances subline (1) for such receivables advance subline's principal and interest advances sub-subline equal to 2.5% of the Total Warehouse Line Commitments, (2) for its taxes and insurance advances sub-subline equal to 2.5% thereof, (3) for its VA/FHA/PMI foreclosure receivables sub-subline equal to 3% thereof, (4) for its repurchased defaulted mortgages sub-subline equal to 1% thereof and (5) for its foreclosed properties sub-subline equal to 1% thereof -- and (v) for its subprime mortgages subline equal to 20% of such total Warehouse Line commitments of the Banks hereunder, (b) the up to $200 million mortgage pools purchase agreement (the "Mortgage Pools Purchase Agreement") also provided for the Obligors by the Warehouse Banks and (c) the $45 million Servicing Acquisition Line provided for the Obligors by the Servicing Acquisition Banks with provision for automatic conversion thereof to an amortizing four-year term loan on December 3, 1998, the Warehouse Line and the Mortgage Pools Purchase Agreement being subject to a $450 million Linked Lines Limit and all of such facilities being subject to a $495 million aggregate limit.

         The Banks that are currently parties to this Agreement are named on and have executed their respective signature pages to this Agreement.

         All terms defined in this Agreement that are not specifically redefined (or whose definition is not modified) by any future supplement or amendment to this Agreement shall have the same meanings there as here; provided that in the event of any conflict or inconsistency between (a) any provision of this Agreement or any supplement or amendment to it and (b) any provision of any later supplement or amendment to it, the provisions of the supplement or amendment having the latest effective date shall govern and control.

AGREEMENTS:

         In consideration of the premises and $10 and other good and valuable consideration paid by the parties to each other, the receipt and sufficiency of which are hereby acknowledged, they hereby agree as follows:

                       ARTICLE 1.  CERTAIN DEFINITIONS

         In addition to the terms defined elsewhere in the text of this Agreement, these terms are defined as follows:

         "12/97 Master Servicing Acquisition Notes" is defined in Section 4.4.

         "12/97 Master Warehouse Notes" is defined in Section 2.5.

         "Adjusted Balances" means, for any calendar month, that month's daily average of all collected balances in all non-interest bearing accounts maintained by the Obligors with TCB during that month (although the Obligors shall have no obligation whatsoever to maintain any deposits with TCB) less amounts necessary (a) to satisfy reserve and deposit insurance requirements allocable to that month and (b) to compensate TCB for services rendered to the Obligors for that month, with each element calculated in accordance with TCB's system of allocating reserve and deposit insurance requirements and charges for services and as that system may be changed from time to time without notice.

         "Adjusted Debt" means, with respect to any Person and on any day, all of that Person's Debt on that day minus (a) the portion of that Person's Debt which on that day is fully secured by Qualified Investment Securities and (b) all amounts outstanding under the Mortgage Pools Purchase Agreement.

         "Adjusted LIBOR Rate" means a rate per annum that on any day is equal to the quotient of (a) LIBOR for that day divided by (b) 1.00 minus the Eurodollar Reserve Requirement (if any) for one (1) day loans.

         "Adjusted Tangible Net Worth" means, with respect to the Obligors and on any day:

                 (a) the Obligors' aggregate Tangible Net Worth on that day;

plus:            (b)      one hundred percent (100%) of the sum of (i) the
         aggregate appraised value, as determined in accordance with Section 9.3(e)(2) by the quarterly independent appraisal (the "SR Appraisal") most recently made (the "Current SR Appraisal") of the Obligors' Eligible Servicing Portfolio as it existed on the effective date of such appraisal (the "Current SR Appraisal Date") plus (ii) the aggregate value of OMSRs (including flow Loan Servicing Rights) subsequently sold to others and acquired by Obligors since the Current SR Appraisal Date, determined by multiplying the aggregate outstanding principal balances of the Serviced Mortgages that are the subject of such recently-acquired OMSRs by the same factor (the "Applicable OMSR Valuation Factor") that was applied by the appraiser in the Current SR Appraisal to the principal balances of the Mortgage Loans that were the subject of the OMSRs appraised to determine their appraised value plus (iii) the aggregate value of the Obligors' Owned Servicing Rights purchased from others to service Mortgage Loans not originated by the Obligors ("PMSRs") and acquired by Obligors since the Current SR Appraisal Date, determined by multiplying the aggregate outstanding principal balances of the Serviced Mortgages that are the subject of such recently-acquired PMSRs by the same factor (the "Applicable PMSR Valuation Factor") that was applied in the Current SR Appraisal to the principal balances of the Mortgage Loans that were the subject of the PMSRs appraised to determine their appraised value;

plus             (c) that portion of Subordinated Debt that is not due within one (1) year of that day.

         "Affected Pool" is defined in Section 3.7.

         "Affiliate" means and includes, with respect to a specified Person, any other Person:

         (a) that directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with the specified Person;

         (b) that is a director, trustee, general partner or executive officer of the specified Person or serves in a similar capacity in respect of the specified Person;

         (c) that, directly or indirectly through one or more intermediaries, is the beneficial owner of ten percent (10%) or more of any class of equity securities of the specified Person; or

         (d) of which the specified Person is directly or indirectly the owner of ten percent (10%) or more of any class of equity securities.

         "Agent, et al" is defined in Section 11.4.

         "Applicable Margin" means:

         (a)     for Servicing Acquisition Loans, two and one-fourth percent
(2.25%);

         (b) for outstanding Warehouse Loans that are not Wet Warehousing Loans, one and three-eighths percent (1.375%);

         (c) for outstanding Wet Warehousing Loans, one and five-eighths percent (1.625%);

         (d) for outstanding Subprime Warehouse Loans, one and five-eighths percent (1.625%);

         (e)     for Swing Loans, one and five-eighths percent (1.625%);

         (f)     for Second-Lien Loans, one and five-eighths percent (1.625%);

         (g)     for P&I Loans, one and five-eighths percent (1.625%);

         (h)     for T&I Loans, one and five-eighths percent (1.625%);

         (i) for VA/FHA/PMI Foreclosure Receivables Loans, one and five-eighths percent (1.625%);

         (j) for Repurchased Defaulted Mortgages Loans, one and five-eighths percent (1.625%);

         (k) for Foreclosed Properties Loans, one and five-eighths percent (1.625%); and

         (l) for purchases under the Mortgage Pools Purchase Agreement, three-fourths percent (0.75%).

         "Applicable Repurchase Amount" is defined in Section 3.7.

         "Bailee Letter" is defined in Section 11.2.

         "Business Day" means any day other than Saturday, Sunday or a day (a) which is a legal holiday in Houston, Texas, (b) on which the Agent or any of the Banks is authorized or obligated by

Law or executive order to close or (c) when dealings in dollar deposits are not carried out in the relevant interbank dollar market.

         "Ceiling Rate" means, on any day, the maximum nonusurious rate of interest permitted for that day by whichever of applicable federal or Texas law permits the higher interest rate, stated as a rate per annum. On each day, if any, that applicable Texas law establishes the Ceiling Rate, the Ceiling Rate shall be the "weekly ceiling" (as defined in Section 303 of the Texas Finance Code -- the "Texas Finance Code" -- and Chapter 1D of Title 79, Texas Rev. Civ. Stats. 1925 -- "Chapter 1D", as amended, respectively) for that day. The Banks may from time to time, as to current and future balances, implement any other ceiling under the Texas Finance Code or Chapter 1D by the Agent's giving notice to the Company if and to the extent permitted by the Texas Finance Code or Chapter 1D.

         "Chapter 1D" is defined in the definition of "Ceiling Rate".

         "Change of Control" means and includes:

         (a)     in respect of the Company:

                 (1) a sale of the Company's stock or a sale of substantially all of the Company's assets to any Person or related group of Persons;

                 (2) without the Agent's and the Majority Banks' prior written consent, any merger or consolidation of the Company with or into (A) another Person with the effect that the Guarantor holds less than one hundred percent (100%) of the total voting power entitled to vote in the election of directors, managers or trustees of the survivor of such merger or consolidation or (B) the Guarantor;

                 (3) the occurrence of any event after which the Guarantor no longer owns at least one hundred percent (100%) of the total voting power entitled to vote in the election of the Company's directors; or

                 (4) Richard J. Gillen is no longer the chief executive officer and president of the Company; or

                 (5)      the Company's liquidation or dissolution; and

         (b)     in respect of New Am Inc.:

                 (1) a sale of New Am Inc.'s stock or a sale of substantially all of New Am Inc.'s assets to any Person or related group of Persons;

                 (2) without the Agent's and the Majority Banks' prior written consent, any merger or consolidation of New Am Inc. with or into (A) another Person with the effect that the Company holds less than one hundred percent (100%) of the total voting power entitled to vote in the election of directors, managers or trustees of the survivor of such merger or consolidation or (B) the Company;

                 (3) the occurrence of any event after which the Company no longer owns at least one hundred percent (100%) of the total voting power entitled to vote in the election of New Am Inc.'s directors; or

                 (4) Richard J. Gillen is no longer the chief executive officer and chairman of the board of New Am Inc.; or

                 (5)      New Am Inc.'s liquidation or dissolution; and

         (c)     in respect of the Guarantor:

                 (1) a sale of the Guarantor's stock or a sale of substantially all of the Guarantor's assets to any Person or related group of Persons;

                 (2) Richard J. Gillen is no longer chief executive officer and president of the Guarantor;

                 (3) FirstCity Financial Corporation no longer directly or indirectly owns and controls at least ninety percent (90%) of the total voting power entitled to vote in the election of directors, managers or trustees of the survivor of such merger or consolidation; or

                 (4)      the Guarantor's liquidation or dissolution.

         "Claims" is defined in Section 11.20.

         "Collateral" means, on any day, the Obligors' or Guarantor's Property deposited with or held by or for the Agent or any Bank in which the Agent, as agent and representative of the Banks, is granted a Lien pursuant to this Agreement or any other Facilities Papers or any guaranties of the Obligations.

         "Collateral Proceeds" is defined in Section 11.16.

         "Commitments Lapse Provision" is defined in Section 6.1.

         "Commitments Schedule" means the dated schedule of the Banks' respective Commitments under each of the Facilities that is so named and attached to this Agreement, as it may be superseded

(or amended and restated) from time to time by a later-dated schedule approved in writing by the Agent and the Obligors.

         "Committed Sum" means the maximum amount a Bank has (a) committed to lend to the Obligors under a particular Facility or (b) agreed to purchase under the Mortgage Pools Purchase Agreement, pursuant to the Current Facilities Agreement. The amount of each Bank's Committed Sum for each Facility for each day is stated on the Commitments Schedule in effect for that day.

         "Compliance Certificate" means the document in the form of Exhibit F, to be completed from time to time by the Obligors pursuant to Section 9.3(f).

         "Consolidated Fixed Charges" means payments of principal and interest scheduled to be due during the time period being considered for either Senior Acquisition Debt or Consolidated Servicing and Receivables Debt, as the case may be.

         "Consolidated Servicing and Receivables Debt" means the sum of the outstanding principal balances of (a) all of the Obligors' Loans under the Servicing Acquisition Line and (b) all of the Obligors' Loans (if any) under the Receivables Advances Subline.

         "Continuing Bank" means, with respect to the events described in Sections 11.25 through 11.27, a Bank that is neither a Retiring Bank nor a New Bank.

         "Conventional Mortgage Loan" means a Residential Mortgage evidenced by a Residential Mortgage Note, the payment of which is not guaranteed by VA or insured by FHA.

         "Current Ratio" means the ratio of current assets of the Obligors to current liabilities of the Obligors, all as determined in accordance with GAAP.

         "Current Servicing Acquisition Notes" means and includes each and all of the Obligors' promissory notes (including the Current Servicing Acquisition Notes) made payable to the order of a Servicing Acquisition Bank pursuant to the Current Facilities Agreement and also includes all renewals, extensions, rearrangements, modifications, increases and replacements of such promissory notes made from time to time with the consent and approval of the respective holders of such notes.

         "Current SR Appraisal" is defined in the definition of "Adjusted Tangible Net Worth".

         "Current Warehouse Note" is defined in Section 2.5.

         "Debt" means, with respect to any Person and on any day the sum (without duplication) on that day of (a) all of that Person's debt (1) for borrowed money, (2) for the deferred purchase price of Property or services, or
(3) that is evidenced by a bond, debenture, note or other instrument plus (b) any debt secured by any Lien existing on any interest of that Person in Property owned subject to such Lien whether or not that Person is liable for the debt secured thereby, plus (c) all of that

Person's obligations under all capitalized leases, plus (d) all of that Person's reimbursement obligations in respect of letters of credit issued to others for such Person's account, plus (e) all debt of each partnership of which that Person is a general partner, plus (f) all of that Person's obligations under all guaranties, endorsements and other contingent obligations in respect of, or any obligations to purchase or otherwise acquire, Debt of others (other than Mortgage Loans).

         "Default" is defined in Section 6.1.

         "Defective Mortgage" is defined in Section 3.7.

         "EDI" is defined in Section 2.14(d)(2)(A).

         "Eligible Mortgage" means a Residential Mortgage that is:

         (a) evidenced by a promissory note (the "Residential Mortgage Note") payable (either originally or by one or more endorsements) to the order of and owned and held by either Obligor (whichever is pledging it to the Agent as Collateral) and duly endorsed in blank -- or if the Agent shall request it, endorsed to be payable to the order of the Agent -- subject to no pledge, security interest, collateral assignment, Lien, charge or claim held by any Person other than the Agent. In addition, such promissory note must not have been pledged to the Agent for more than one hundred eighty (180) days; provided, that up to Five Million Dollars ($5,000,000) of Residential Mortgages borrowed against under the Warehouse Line at any time may have been pledged to the Agent for more than one hundred eighty (180) days but not more than three hundred sixty (360) days;

         (b) covered by each of (i) currently-effective policies of mortgagee title insurance and casualty insurance, (ii) a sufficient and current appraisal and (iii) an Investor Commitment that is sufficient in all respects to constitute a secondary market purchase commitment to purchase such pledged Residential Mortgage upon which the Warehouse Banks and the Agent may safely rely as the primary source of repayment of the Warehouse Loan made (or requested to be made) against the Warehouse Loan Value of such pledged Residential Mortgage, and having all documentation, characteristics and elements complete and packaged so as to satisfy every requirement of the issuer -- whether the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") or another Qualified Investor -- of such Investor Commitment, with all such documentation placed in a file (a "Residential Mortgage File") organized so as to satisfy such issuer's (or, for Subprime Mortgage Loans, the Agent's) requirements for file content, form and order, but in any event including at least (1) the original executed Residential Mortgage Note, (2) a certified copy of the Residential Mortgage and (3) an original assignment of the Residential Mortgage Note in blank (including any applicable intervening assignments), in recordable form; provided, that (1) up to forty percent (40%) of the Total Warehouse Line Commitments of Residential Mortgages borrowed against under the Warehouse Line at any time may be Jumbo Mortgage Loans and (2) up to five percent (5%) of the Total Warehouse Line Commitments of Residential Mortgages borrowed against under the Warehouse Line at any time may be Super Jumbo Mortgage Loans; and provided further that, notwithstanding any other provision of this Agreement, there is no requirement that Subprime Mortgage Loans be covered by Investor Commitments;

         (c) either (i) eligible for guaranty or insurance by the Veterans Administration ("VA") or the Federal Housing Administration ("FHA"), or for insurance (as to the portion of the Residential Mortgage that initially exceeds an eighty percent (80%) loan-to-collateral value ratio) by private mortgage insurance ("PMI") by an insurer rated "A" or better by a nationally recognized rating agency, or (ii) an uninsured conventional mortgage loan conforming to the maximum loan amount and loan-to-collateral value ratio standards for guaranty by FNMA or FHLMC and with both an initial and a current loan-to-collateral value ratio no greater than eighty percent (80%), provided that, notwithstanding any other provision of this Agreement, there is no requirement that Subprime Mortgage Loans be eligible for VA guaranty or FHA insurance or be covered by PMI;

         (d) in a face amount that, when aggregated with all of the other warehoused Mortgage Loans -- whether warehoused with the Agent pursuant to this Agreement or elsewhere with another lender or lenders or its or their custodian or representative -- owned by whichever Obligor is pledging it to the Agent, will not exceed the hedging coverage provided by Investor Commitments then owned by such Obligor as determined by the Agent based on such Obligor's most current weekly report to the Agent listing all Investor Commitments held by such Obligor;

         (e) accompanied by (1) a duly executed assignment (and any intervening assignments) recordable (but not recorded) in the U.S. jurisdiction where the real property securing such Residential Mortgage Note is located, duly completed, signed, notarized, attested (if necessary for recording in that jurisdiction) and otherwise adequate to be recorded and, by recording, to perfect an assignment of that Residential Mortgage so as to receive the full benefit of the recording Laws of that jurisdiction and (2) all other instruments and documents, if any, required to provide the Agent with all the information and authority it would need (assuming its qualification to the extent, if any, required under the applicable Guide as a servicer) to service such Residential Mortgage and collect all sums due under it when due and either
(A) unilaterally sell that Residential Mortgage to any Qualified Investor and receive full payment for it, in accordance with such Qualified Investor's Investor Commitment to purchase it or otherwise, or (B) by recording the assignment, unilaterally clothe the Agent with full authority to demand and receive all sums due under that Residential Mortgage from any obligor (including guarantors) for its payment and from any servicer of that Residential Mortgage, including, without limitation, transferring full record title to the Agent; and

        (f) otherwise satisfactory to the Agent in its sole reasonable discretion in all other respects.

         WITHOUT LIMITING ANY OF THE FOREGOING PROVISIONS, A RESIDENTIAL MORTGAGE THAT OTHERWISE QUALIFIES AS AN ELIGIBLE MORTGAGE SHALL FAIL OR CEASE TO BE SO QUALIFIED IF:

                (1) it fails or ceases for any reason to be the subject of a valid and enforceable Investor Commitment which is and remains satisfactory to the Agent;

                (2) an obligor on or under it has failed to perform an obligation under such obligor's papers and such default has continued for thirty (30) days;

                (3) foreclosure proceedings have been commenced with respect to it;

                (4) it is not (A) secured by a first Lien (or a second Lien for up to the Second-Lien Sublimit only) against the real property originally securing it -- or that was purported to secure it -- or if the title to the real property securing it ceases or fails for any reason to be currently insured by a title insurer acceptable to the Agent for at least the outstanding principal balance of such Residential Mortgage, or such insurer denies coverage or liability in whole or in part or fails to assume defense of any attack on such title for any reason, (B) in full force and effect or (C) (excluding only Residential Mortgages whose servicing is transferred by the applicable Obligor to another servicer with the Agent's express written consent) fully serviced (including collection of all amounts due on or for such Residential Mortgage Note, including both loan and escrow payments) by the applicable Obligor;

                (5) it has been pledged to the Agent for more than one hundred eighty (180) days (subject to the proviso in clause (a) in this definition of "Eligible Mortgage"); or

                (6) it has a cumulative loan-to-collateral-value ratio that exceeds one hundred percent (100%), unless it is a VA-guaranteed or FHA-insured mortgage.

         "Eligible Receivables" is defined in Section 2.14(d)(1).

         "Eligible Servicing Portfolio" means, on any day, all Serviced Mortgages excluding those (i) as to which either Obligor is the subservicer,
(ii) for which any payment is delinquent for more than ninety (90) days or
(iii) for which any maker or mortgagor is the subject of a case in bankruptcy or as to which the first step in foreclosure proceedings has been taken.

         "Eligible Servicing Portfolio Balance" means the sum of the principal balances of all Serviced Mortgages comprising the Eligible Servicing Portfolio.

         "ERISA" means the Employee Retirement Income Security Act of 1974 and any successor statute, as amended from time to time, and all rules and regulations promulgated under it.

         "ERISA Affiliate" means any trade or business (whether or not incorporated) which, together with either Obligor, would be treated as a single employer under Section 4001 of ERISA.

         "Eurodollar Base Rate" means, for any Interest Period, the average rate per annum, rounded upwards, if necessary, to the nearest one-sixteenth percent (1/16%), available to The Chase

Manhattan Bank in accordance with the then-existing practices in the Interbank Market selected for that purpose by The Chase Manhattan Bank at approximately 10:00 a.m. local time in that Interbank Market on the Rate Designation Date for the offering to The Chase Manhattan Bank by leading dealers in that Interbank Market of dollar deposits for delivery on the first day of such Interest Period, in immediately available funds, for a term comparable to such Interest Period and in an amount comparable to the relevant Loan.

         "Eurodollar Rate" means, for any Interest Period, the rate per annum rounded up, if necessary, to the nearest one-sixteenth percent (1/16%), that is equal to the quotient of (a) the Eurodollar Base Rate divided by (b) 1.00 minus the Eurodollar Reserve Requirement (if any), in each case for such Interest Period.

         "Eurodollar Rate Loan" means any Loan at the Eurodollar Rate plus the Applicable Margin.

         "Eurodollar Reserve Requirement" means, for the Interest Period for each Eurodollar Rate Loan and for the time that each Adjusted LIBOR Rate Loan is outstanding, respectively, the maximum rate (expressed as a decimal) for all reserves required to be maintained by the Agent against any category of liabilities that includes deposits by reference to which any Eurodollar Base Rate or Adjusted LIBOR Rate is determined, adjusted automatically (and without notice to the Obligors) on and as of the effective date of any change therein.

         "Facilities Papers" means (a) this Current Facilities Agreement and
(b) any and all promissory notes, mortgages, deeds of trust, deeds to secure debt and other real estate mortgage instruments, security agreements and all other instruments, documents and agreements or other papers (including the Notes, the Guaranty, the Warehouse Pledge Agreement, the Receivables Pledge Agreement, the Servicing Rights Security Agreement, the Foreclosed Properties Mortgages, if any, the Stock Pledge Agreement, the Float Control Agreement and the Float Control Guaranty) executed or delivered pursuant to the terms of, to guarantee or secure, or which otherwise relate to, this Current Facilities Agreement, and any and all future amendments, supplements, renewals, extensions, rearrangements or restatements of any of them.

         "Facility" means credit or financial line, subline or facility provided for in the Current Facilities Agreement (under this 12/97 A&R Facilities Agreement, the term means and includes each of the Warehouse Line, its five Sublines, its five Sub-sublines, the Mortgage Pools Purchase Agreement and the Servicing Acquisition Line.)

         "Failure Date" is defined in Section 3.7.

         "Federal Funds Effective Rate" means, for any day, the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for the day of such transactions received by the Agent from three (3) federal funds brokers of recognized standing selected by the Agent. Any rate of interest based on the Federal Funds Effective Rate shall be adjusted as of the effective date of each change in the Federal Funds Effective Rate.

         "Fee" is defined in Section 3.4.

         "FHA Loans" means Mortgage Loans evidenced by Residential Mortgage Notes, payment of which is insured by FHA or which is covered by a current, binding and enforceable commitment for such insurance issued by FHA or its delegated underwriter.

         "Financial Statements" means (a) balance sheets, (b) statements of operations and (c) statements of cash flow. Whenever any of the Facilities Papers calls for an Obligor to provide unaudited financial statements (or any element of them), such Obligor agrees to provide them (or the element called for) in the form and manner used for the Standard Financial Statements (although all audited Financial Statements shall be prepared in accordance with GAAP).

         "FirstCity" means FirstCity Financial Corporation, a Delaware corporation and owner of all of the capital stock of the Guarantor.

         "Float Control Agreement" means a written agreement in form and substance satisfactory to the Agent executed between the Agent (as agent and representative of the Banks) and the Obligors by which the Obligors agree to limit to $15,000,000 by December 31, 1997, to thereafter reduce monthly by $5,000,000 per month and to eliminate entirely by March 31, 1998 the Obligors' float on mortgage funding drafts drawn on their table funding accounts and to indemnify the Banks and the Agent in respect of any claims, loss, cost, damage and expense incurred on account of any such float.

         "Float Control Guaranty" means the written guaranty in form and substance satisfactory to the Agent executed by FirstCity guaranteeing payment and performance of the Obligors' agreements and obligations under the Float Control Agreement.

         "Foreclosed Properties Loans" is defined in Section 2.3(e)(1).

         "Foreclosed Properties Mortgages" is defined in Section 2.10.

         "Foreclosed Properties Sub-subline" is defined in Section 2.3(e)(6).

         "Foreclosed Properties Sublimit" is defined in Section 2.3(e)(6).

         "Foreclosed Property" is defined in Section 2.3(e)(1).

          "Free Adjusted Balances" means, for any calendar month, that month's Adjusted Balances less the portion of them (if any) already used to reduce the interest or fee charged by TCB on any Debt to TCB other than the Obligations.

         "Funding Availability Termination Provisions" is defined in Section
6.2.

         "Funding Share" means, for each Bank, that proportion of each Loan under a particular Facility which bears the same ratio to the total amount of the Loan under that Facility as the portion of that Bank's Committed Sum which is applicable to that Facility bears to the total of the Committed Sums of all Banks for that Facility.

         "Funds from Operations" means the aggregate of (a) each Obligor's pretax income minus (b) any cash taxes paid, minus (c) any noncash credits to income (such as excess capitalized servicing and income from Loan Servicing Rights to Mortgage Loans originated by either Obligor ("OMSRs")), plus (d) all depreciation and amortization, plus (e) any interest payable on the Senior Acquisition Debt -- cash or deferred -- that will become due during the entire time period for which Funds from Operations are being calculated plus -- if (and only if) the Eligible Servicing Portfolio Balance at the end of the period for which Funds from Operations are being calculated is greater than the Eligible Servicing Portfolio Balance at the beginning of that period -- (f) the excess of (x) the aggregate appraised value, as reflected in the Current SR Appraisal, of the Obligors' Owned Servicing Rights for the calendar quarter ended December 31 of the prior calendar year over (y) the aggregate appraised value, as reflected in the SR Appraisal immediately preceding the Current SR Appraisal, of the Obligors' Owned Servicing Rights for the calendar quarter ended December 31 of the previous calendar year, EACH WITHOUT DUPLICATION.

         "GAAP" means generally accepted accounting principles, applied on a consistent basis, stated in opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants or in statements of the Financial Accounting Standards Board which are applicable in the circumstances as of the date in question. The requirement that such principles be applied on a consistent basis means that the accounting principles observed in a current period shall be comparable in all material respects to those applied in an earlier period, with the exception of changes in application to which the applicable Obligor's independent certified public accountants shall have agreed and which changes and their effects are summarized in the Financial Statements following such changes.

         "Governmental Authority" means any foreign governmental authority, the United States of America, any state of the United States and any political subdivision of any of them, and any agency, central bank, department, commission, board, bureau, court or other tribunal.

         "Guarantor" means Harbor Financial Group, Inc., a Delaware corporation.

         "Guaranty" means the Continuing Guaranty dated as of December 3, 1997 executed by Guarantor in favor of the Agent, as agent and representative of the Banks, as the same may be amended, supplemented, modified and/or restated from time to time.

         "Guide" is defined in Section 3.3(a).

         "HUD" is defined in Section 3.10(k).

         "ICF Agreement" is defined in Section 10.3(c).

         "In Default" means a default has occurred under a Residential Mortgage Note or its related Residential Mortgage and has remained in existence for at least thirty (30) days.

         "Interbank Market" means such interbank market established by the world's money center banks for dollar denominated interbank time deposits issued outside the United States as the Agent shall choose from time to time, among which markets available for such selection by the Agent is the London interbank market for eurodollar deposits.

         "Interest Period" means the period beginning on the date a Loan at the Eurodollar Rate plus the Applicable Margin is designated to begin and ending on the numerically corresponding day that is one (1), two (2) or three (3) months thereafter, as the Obligors may select as provided herein; except (a) no Interest Period shall be for less than one (1) month; (b) if an Interest Period begins on a day for which there is no numerically corresponding day in the appropriate subsequent calendar month, then that Interest Period shall end on the last Business Day of such calendar month; (c) an Interest Period that would otherwise end on a day that is not a Business Day shall end on the next Business Day (or, if such next Business Day is in the next calendar month, on the preceding Business Day), and (d) no Interest Period shall end after the maturity of the applicable Note.

         "Investments" is defined in Section 10.20.

         "Investor Commitment" means a binding commitment from a Qualified Investor in favor of the applicable Obligor to purchase Pledged Mortgages, subject to no condition which cannot be reasonably anticipated to be satisfied before its expiration, and acceptable in form and substance to the Agent.

         "Jumbo Mortgage Loan" means a Nonconforming Mortgage Loan, the principal balance of which does not exceed Five Hundred Thousand Dollars ($500,000).

         "Laws" means all applicable laws, statutes, codes, ordinances, orders, rules, regulations, judgments, decrees, injunctions, franchises, permits, certificates, licenses, authorizations or other determinations, directions or requirements (including any of the foregoing which relate to environmental standards or controls, energy regulations and occupational safety and health standards or controls) of any domestic or foreign arbitrator, court or other Governmental Authority.

         "LIBOR" means, for any day, the rate of interest per annum which is equal to the rate per annum determined by The Chase Manhattan Bank (which is an Affiliate of TCB) to be the average of the interest rates available to it in accordance with the then-existing practices in the Interbank Market in London, England at approximately 11:00 a.m. London time for that day for the offering to The Chase Manhattan Bank by leading dealers in such Interbank Market for delivery on that day of U. S. Dollar deposits of One Million Dollars ($1,000,000) each for a one (1) month period. If for any reason the Agent cannot determine that rate for any day, then LIBOR for that day shall be the rate of interest per annum that is equal to the arithmetic mean of the rates appearing on the Reuters Screen LIBO Page as of 11:00 a.m., London time, on that date for the offering by such institutions as are named therein to prime banks in the Interbank Market in London, England, for delivery on that day of U.S. dollar deposits of One Million Dollars ($1,000,000) each for a one (1) month period. Any rate of interest based on LIBOR shall be (a) computed on the basis of a year of three hundred sixty (360) days applied for the actual number of days for which the borrowing to which it applies is outstanding and bears interest in accordance with this Agreement at such rate of interest based on LIBOR (i.e., on the 365/360 -- 366/360 in a leap year -- day basis) and (b) adjusted as of the effective date of each change in LIBOR. The Agent's determination of LIBOR for each day shall be conclusive and binding, absent manifest error. For purposes of the Current Facilities Agreement and all Notes and other Facilities Papers, LIBOR shall fluctuate upward and downward automatically and concurrently with day-to-day changes in such arithmetic mean, and in the amount of the change.

         "LIBOR Rate Loan" means any Loan bearing interest at the Adjusted LIBOR Rate plus the Applicable Margin.

         "Lien" means any lien, mortgage, deed of trust, deed to secure debt, pledge, security interest, charge or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature of a mortgage or security agreement and any agreement to give any mortgage or security interest).

         "Linked Lines" is defined in Section 2.3(a).

         "Linked Lines Limit" is defined in Section 2.2(a).

         "Liquid Reserves" means, as of any date, the sum of (a) the Obligors' cash on hand, (b) the Warehouse Loan Values of all Eligible Mortgages owned by the Obligors and not pledged to any Person, (c) the undrawn balance, if any, available to be borrowed by the Obligors under the Servicing Acquisition Line and (d) the undrawn balance, if any, available to be borrowed by the Guarantor under the Guarantor's committed line of credit for Subordinated Debt with the Guarantor's corporate parent, FirstCity, a true and correct copy of the entire agreement providing for which is attached as Schedule 5.

         "Loan" means a sum or sums lent to an Obligor by any one or more of the Banks pursuant to the Current Facilities Agreement in accordance with the applicable borrowings procedures set forth in Section 2.14 or 4.9, including readvances of funds previously advanced to or for the Obligors and repaid to the Banks, if permitted.

         "Loan Request" means an Obligor Order requesting a Loan, substantially in the form of Exhibit B-1 for Warehouse Loans or Wet Warehousing Loans, B-2 for Second-Lien Loans, B-3 for

P&I Loans, B-4 for T&I Loans, B-5 for VA/FHA/PMI Foreclosure Receivables Loans, B-6 for Repurchased Defaulted Mortgages Loans, B-7 for Foreclosed Properties Loans, B-8 for Servicing Acquisition Loans and B-9 for Subprime Mortgage Loan Requests.

         "Loan Servicing Agreement" means any contract, agreement or account, whether or not in writing, now existing or hereafter established between either Obligor (or any predecessor in interest) and any Person (including any Governmental Authority) providing for or contemplating such Obligor's (or any predecessor in interest's) collection, disbursement and other servicing or management of any Mortgage Loans or portfolio of Mortgage Loans, irrespective of whether such loan or loans are owned or held by or for the account of a direct investor (or any pledgee of, or trustee or bailee for, any direct investor) or pooled and/or pledged with other loans to directly or indirectly secure, provide a source of funds to pay or otherwise support or back any PCs, collateral mortgage obligation or other security (whether certificated or book-entry), and whether or not such security is issued, guaranteed, insured or bonded by GNMA, FNMA, FHLMC, an insurance company, a private issuer or any other investor.

         "Loan Servicing Rights" means and includes all of each Obligor's rights under any of its Loan Servicing Agreements, including the rights to service Serviced Mortgages and to be compensated, directly or indirectly, for doing so.

         "Majority Banks" means, for any day, the Banks (a) whose aggregate Committed Sums for the Warehouse Line and the Servicing Line are sixty-six and two-thirds percent (66-2/3%) or more of the sum of (x) the Total Warehouse Line Commitments and (y) the Total Servicing Line Commitments if on that day the Banks are committed to lend under the Current Facilities Agreement, or (b) the aggregate sum of whose Loans are sixty-six and two-thirds percent (66-2/3%) or more of the sum of (x) all Warehouse Loans then outstanding and (y) all Servicing Acquisition Loans then outstanding if on or before that day the Banks' commitments to lend under the Current Facilities Agreement have expired or been terminated and have not been reinstated.

         "Majority Servicing Acquisition Banks" means, for any day, the Banks
(a) whose aggregate Committed Sums for the Servicing Line are sixty-six and two-thirds percent (66-2/3%) or more of the Total Servicing Line Commitments if on that day the Banks are committed to lend under the Current Facilities Agreement, or (b) the aggregate sum of whose Servicing Acquisition Loans are sixty-six and two-thirds percent (66-2/3%) or more of all Servicing Acquisition Loans then outstanding if on or before that day the Banks' commitments to lend under the Current Facilities Agreement have expired or been terminated and have not been reinstated.

         "Majority Warehouse Banks" means, for any day, the Banks (a) whose aggregate Committed Sums for the Warehouse Line are sixty-six and two-thirds percent (66-2/3%) or more of the Total Warehouse Line Commitments if on that day the Banks are committed to lend under the Current Facilities Agreement, or
(b) the aggregate sum of whose Warehouse Loans are sixty-six and two-thirds percent (66-2/3%) or more of all Warehouse Loans then outstanding if on or before that day the Warehouse' commitments to lend under the Current Facilities Agreement have expired or been terminated and have not been reinstated.

         "Make Whole Payment" is defined in Section 3.7.

         "Margin Obligations to the Warehouse Banks" is defined in Section 3.9.

         "Material Adverse Effect" means any material adverse effect on (a) the validity or enforceability of this Agreement, any Note or any of the other Facilities Papers, (b) the Guarantor's or either Obligor's ability to continue in business as a going concern, (c) the Guarantor's or either Obligor's operations, Property or financial condition, (d) any material item or part of the Collateral or its value, (e) the priority or perfection of the Agent's Liens in any material item or part of the Collateral or (f) the Guarantor's or either Obligor's ability to timely repay any of its debt or guaranty obligations to the Banks or timely perform any of its other material obligations under this Agreement or any of the other Facilities Papers.

         "MBS" is defined in Section 3.1.

         "Mortgage-Backed Security" means and includes (a) a security issued by FHLMC or (b) a security guaranteed by GNMA or FNMA or (c) a security issued by any other Person acceptable to the Agent, which (1) is based on and backed by an underlying pool of Residential Mortgage Notes and Residential Mortgages or Qualified Mortgage Loans, as applicable and (2) provides for payment by its issuer to its holder of specified principal installments and a fixed rate of interest on the unpaid balance and for all prepayments to be passed through to the holder, whether issued in certificated or book-entry form.

         "Mortgage Loans" means residential Conventional Mortgage Loans, Nonconforming Mortgage Loans, FHA Loans and VA Loans, or any combination of them.

         "Mortgage Pools Purchase Agreement" is defined in this Agreement's preamble and refers to the mortgage pools purchase agreement set forth in
Article 3.

         "Mortgages" is defined in Section 2.10.

         "Mortgages Purchase Limit" is defined in Section 3.1.

         "MPPA Value" means for any Qualified Mortgage Loan offered to the Warehouse Banks pursuant to the Mortgages Purchase Agreement, ninety-nine percent (99%) of the least of (a) the actual amount funded by the offering Obligor on origination or purchase of such Qualified Mortgage Loans; (b) the purchase price to be paid by the Qualified Investor pursuant to its Trade Ticket entered into with the offering Obligor on the trade date stated in such Trade Ticket, or (c) the face amounts of the promissory notes underlying such Qualified Mortgage Loan.

         "Net Worth" means the excess of a Person's total assets over that Person's total liabilities as each is determined in accordance with GAAP.

         "New Bank" means, with respect to the events described in Sections
11.25 through 11.27, a bank or other lending institution that becomes a Bank hereunder as a result of any such event.

         "Nonconforming Mortgage Loan" means a Mortgage Loan which is neither an FHA Loan nor a VA Loan and which (a) complied at origination with all applicable requirements for purchase under the FNMA or FHLMC standard form of conventional mortgage purchase contract and any supplement to it then in effect, except only that the amount of the loan exceeded the maximum loan amount under such requirements or all of another Qualified Investor's requirements for its purchase and (b) currently complies with all applicable requirements for purchase under a valid and binding Investor Commitment covering it.

         "Notes" means and includes each and all of the Obligors' promissory notes (including the Current Warehouse Notes and the Current Servicing Acquisition Notes) made payable to the order of a Bank pursuant to the Current Facilities Agreement and also includes all renewals, extensions, rearrangements, modifications, increases and replacements of such promissory notes made from time to time with the consent and approval of the respective holders of such notes.

         "Obligations" means and includes all of the Obligors' present and future debts, obligations and liabilities to the Banks and all renewals and extensions of all or any part of them, arising pursuant to the Current Facilities Agreement or any of the other Facilities Papers and all interest accrued on them, regardless of whether such debts, obligations or liabilities are direct, indirect, fixed, contingent, liquidated, unliquidated, joint, several or joint and several.

         "Obligor Order" means an Obligor's written or electronic order (including a telegram, telex, teletype, telecopy or cablegram), signed or presented in the Obligor's name by the Chairman or any Vice Chairman of its Board of Directors, its President or any Senior Vice President, or by any other Obligor officer who has been designated as authorized to execute Obligor Orders in a writing executed by any of them and delivered to the Agent and as to whom such designation has not subsequently been revoked by the same means. The Persons authorized to issue Obligor Orders shall be listed in a written schedule furnished by each Obligor to the Agent, and each Obligor shall update such schedule from time to time so that the current schedule in the Agent's possession at all time is a correct list of only those Persons currently authorized to issue Obligor Orders. The schedule for the Effective Date and for each day thereafter until the Obligors deliver a revised schedule to the Agent is Schedule 4 to this Agreement.

         "Offer" is defined in Section 3.2(a).

         "OMSRs" is defined in the definition of "Funds from Operations".

         "Order" is defined in Section 11.5.

         "Owned Servicing Rights" means the Obligors' rights under Loan Servicing Agreements where an Obligor is the owner of the Loan Servicing Rights that are the subject matter thereof and not merely a subservicer.

         "P&I Loans" is defined in Section 2.3(e)(1).

         "P&I Sub-subline" is defined in Section 2.3(e)(2).

         "P&I Sublimit" is defined in Section 2.3(e)(2).

         "Past Due Rate" means, for each Note on any day, the Stated Rate for that Note for that day plus five percent (5%) per annum, but in no event to exceed the Ceiling Rate for that day.

         "PBGC" means the Pension Benefit Guaranty Corporation and any successor to any or all of its functions under ERISA.

         "PC" is defined in Section 3.1.

         "Person" means and includes (a) any natural person, corporation, limited partnership, general partnership, limited liability partnership or company, joint stock company, joint venture, association, company, trust, estate, bank, trust company, land trust, business trust or other organization, whether or not a legal entity, (b) any Governmental Authority or (c) any other organization or entity whatsoever.

         "Plan" means an employee benefit plan of a type described in Section 3(3) of ERISA in respect of which either Obligor or the Guarantor is an "employer" as defined in Section 3(5) of ERISA.

         "Pledged Mortgages" means, for any day, all of the Obligors' Mortgage Loans that have been -- and still are -- pledged to the Agent on that day.

         "PMI" is defined in the definition of "Eligible Mortgage".

         "PMSR" is defined in the definition of "Adjusted Tangible Net Worth".

         "Pool" is defined in Section 2.2(a).

         "Pool Purchase Price Paid" is defined in Section 3.4.

         "Pools Stated Rate" is defined in Section 3.4.

         "Potential Default" is defined in Section 6.1.

         "Proceeds" is defined in Section 3.6(e).

         "Processing Fees" is defined in Section 2.12.

         "Property" means any interest in any kind of tangible or intangible property or asset, whether real, personal or mixed, including the Collateral.

         "Qualified Investment Securities" means: (a) readily marketable securities issued or fully guaranteed by the United States of America with remaining maturities of not more than one (1) year; (b) commercial paper or any other debt instrument rated P-1 by Moody's Investors Service, Inc. or A-1 by Standard and Poor's Ratings Group with remaining maturities of not more than two hundred seventy (270) days; (c) FNMA and FHLMC discount notes with remaining maturities of not more than one (1) year; (d) certificates of deposit fully insured by the FDIC -- or, if not, that are issued by financial institutions acceptable to the Agent -- with remaining maturities of not more than one (1) year; (e) banker's acceptances with remaining maturities of not more than one (1) year issued by banks whose short-term credit is rated P-1 by Moody's Investors Service, Inc. or A-1 by Standard and Poor's Ratings Group;
(f) securities received in settlement of liabilities created in the ordinary course of business and (g) other investment quality securities with remaining maturities of not more than one (1) year and which are specifically approved by the Agent.

         "Qualified Investor" means GNMA, FNMA, FHLMC, any of the Persons listed on Schedule 1 or any other financially responsible Person which the Obligors have added to a copy of a new Schedule 1 dated (to show it is new) and sent to the Agent with that Person's name (and any other newly-added Persons' names) highlighted or otherwise marked to clearly indicate the addition(s) and which the Agent has not disapproved (either on its own initiative or because the Majority Warehouse Banks have disapproved them) by notice given to the Obligors within thirty (30) days of the Agent's receipt of such revised
Schedule 1; provided that until any such new Qualified Investor has been approved by the Majority Warehouse Banks, either affirmatively or by their failing to notify the Agent of their disapproval within thirty (30) days after the Agent's receipt from the Obligors of the Obligors' addition of such new Qualified Investor to Schedule 1 -- the Agent shall promptly notify the Warehouse Banks of the name of each such new Qualified Investor -- the Agent shall not ship Pledged Mortgages having aggregate Warehouse Loan Values of more than Five Million Dollars ($5,000,000) to that Qualified Investor; and provided further that at any time by written notice to the Agent (stating their reason or reasons) the Majority Warehouse Banks may disapprove any Qualified Investor because they have determined in their sole discretion and for any reason that they are no longer comfortable with that Person's being a Qualified Investor, whether or not that Person is named as a Qualified Investor in this definition or on Schedule 1 or has previously been approved as a Qualified Investor by the Majority Warehouse Banks. Upon receipt of such a notice from the Majority Warehouse Banks, the Agent shall give written notice to the Obligors of the Majority Warehouse Banks' disapproval of all Qualified Investors named in the notice, whereupon the Persons named in the Agent's notice to the Obligors shall no longer be Qualified Investors from and after the time when the Agent sends that notice to the Obligors.

         "Qualified Mortgage Loans" is defined in Section 3.1.

         "Qualified Substitute Ticket" is defined in Section 3.5(b).

         "Ratably" means in accordance with the Banks' respective ownership interests in a particular Facility. On any day, each Bank will own that portion of each Facility, both principal and accrued interest -- and will have an undivided interest in each guaranty of that Facility, all other Collateral for that Facility and all rights to proceeds of all guarantees of and other Collateral for that Facility, equal to that Bank's ownership interest in that Facility -- or purchase interest, which bears the same ratio to the entire advanced and unpaid principal or purchase interest of that Facility then outstanding as that Bank's Committed Sum for that Facility bears to the total of the Committed Sums of all Banks for that Facility, subject to this adjustment: if at any time or times, any Bank fails or refuses to fund its Funding Share of any Loan or purchase under a Facility when such Bank is obligated to do so, and one or more of the other Banks elects (in the sole discretion of each Bank and for such amount, if any, as each Bank shall itself determine) to fund or purchase it, then:

         (a) the respective ownership interests in that Facility and its Collateral of (1) the Bank which failed or refused to fund or purchase its Funding Share and (2) the Bank (or Banks) which funded or purchased that Funding Share, shall be proportionately decreased and increased, respectively, to the same extent as if their respective Committed Sums for that Facility were changed in direct proportion to the unreimbursed principal balance of the amount so funded or purchased that is thereafter outstanding from time to time;

         (b) the nonfunding Bank's share of all future distributions of any payments and prepayments on the Note payable to the nonfunding Bank and evidencing the Obligations under that Facility shall be paid to the Bank (or Banks) which funded or purchased its Funding Share until such funding or purchasing Bank(s) have been fully repaid the amount so funded or purchased by such funding or purchasing Bank(s); and

         (c) such adjustment shall remain in effect until such time as the Bank (or Banks) which funded or purchased the nonfunding or nonpurchasing Bank's Funding Share have been so fully repaid.

         "Rate Designation Date" means the Business Day which is in the case of Loans (a) at the Eurodollar Rate plus the Applicable Margin, two (2) Business Days preceding the first day of any proposed Interest Period and (b) at any other interest rate, on the date of such Loan.

         "Receivables Advances Loans" is defined in Section 2.3(e).

         "Receivables Advances Sublimit" is defined in Section 2.3(e).

         "Receivables Advances Subline" is defined in Section 2.3(e).

         "Receivables Loan Values" means the following percentages of the following categories of Eligible Receivables:

         (a) ninety-five percent (95%) of the value of the borrowing Obligor's equity in accounts or general intangibles owned by such Obligor under which such Obligor has an enforceable and liquidated claim ("Receivables Claim") against obligors and their accounts, an insurer or another identified Person under any Mortgage Loan serviced by such Obligor for reimbursement of advances made by such Obligor that qualify for P&I Loans (such value being equal to the amount of such Receivables Claim);

         (b) ninety percent (90%) of the value of the borrowing Obligor's Receivables Claim against obligors and their accounts, an insurer or another identified Person under any Serviced Mortgage for reimbursement of advances made by such Obligor that qualify for T&I Loans (such value being equal to the amount of such Receivables Claim);

         (c) ninety percent (90%) of the value of the borrowing Obligor's Receivables Claim against obligors and their accounts, an insurer, a guarantor or another identified Person under or in respect of any Repurchased Defaulted Mortgage for reimbursement of advances made by such Obligor that qualify for VA/FHA/PMI Foreclosure Receivables Loans (such value being equal to the amount of such Receivables Claim);

         (d) seventy-five percent (75%) of the lesser of (i) the outstanding principal balance of the relevant Repurchased Defaulted Mortgage or
(ii) the current fair value of the real property covered by the relevant Repurchased Defaulted Mortgage according to a reasonably current appraisal or broker's price opinion which the borrowing Obligor is satisfied is substantially correct, for any Repurchased Defaulted Mortgage that qualifies for repurchase financing by a Repurchased Defaulted Mortgages Loan and that is less than two hundred seventy (270) days old, reckoned from the date when either Obligor (or any Affiliate) purchased such Repurchased Defaulted Mortgage (pursuant to a right or obligation as its servicer to do so); and

         (e) seventy-five percent (75%) of the current (as of the time of borrowing) fair value of each unit of Foreclosed Property as set forth on a current appraisal satisfactory to the Agent;

provided, that each account, general intangible or Foreclosed Properties Mortgage that fails or ceases to qualify as an Eligible Receivable for any reason shall automatically have a Receivables Loan Value of zero from and after the date when the first disqualifying event occurs and for so long as it remains disqualified.

         "Receivables Pledge Agreement" means the 12/97 Receivables Pledge Agreement dated as of December 3, 1997 by and among the Obligors and the Agent, as agent and representative of the Banks, covering all of Obligors' rights to reimbursement or compensation for Obligors' advancement on, or purchase of, loans which Obligors service, as the same may be amended, supplemented, modified and/or restated from time to time.

         "Regulation Q" means Part 217 of Title 12 of the Code of Federal Regulations, as in effect on December 1, 1996 and as it may be amended or modified from time to time.

         "Released Persons" is defined in Section 11.4.

         "Replacement Bank" means a bank or other lending institution that replaces a bank or other lending institution that ceases to be a Bank under this Agreement pursuant to the operation of Section 11.25.

         "Reportable Event" means a reportable event described in Section 4043 of ERISA or the regulations thereunder for which the 30-day notice is not waived by such regulations, a withdrawal from a Plan described in Section 4063 or 4064 of ERISA or a cessation of operations described in Section 4062(f) of ERISA.

         "Repurchased Defaulted Mortgage" means a defaulted Residential Mortgage repurchased by an Obligor from a Qualified Investor or out of a GNMA, FNMA or FHLMC Pool pursuant to such Obligor's contractual obligation as its servicer to do so.

         "Repurchased Defaulted Mortgages Loan" is defined in Section
2.3(e)(1).

         "Repurchased Defaulted Mortgages Sublimit" is defined in Section 2.3(e)(5).

         "Repurchased Defaulted Mortgages Sub-subline" is defined in Section 2.3(e)(5).

         "Residential Mortgage" means a loan secured by a first Lien (or second Lien for up to the Second-Lien Sublimit only) Mortgage appropriate to the U.S. jurisdiction where the real estate securing the Mortgage Loan is located, covering real estate improved by one single-, two-, three- or four-family dwelling and the land on which it is located, or a single one-family residential condominium unit and its related easements and proportionate interests in common elements.

         "Retiring Bank" means a bank or other lending institution that ceases to be a Bank under this Agreement pursuant to the operation of Section 11.25.

         "Reuters Screen LIBO Page" means the display designated as page "LIBO" on the Reuters Monitor Money Rates Service or such other nationally recognized money rates service as the Agent shall select from time to time, or such other page, if any, as shall replace or be fairly comparable to the LIBO page on any such selected service for the purpose of displaying London interbank offered rates of major banks.

         "Revolving Servicing Acquisition Facility Fee" is defined in Section
4.8.

         "Revolving Servicing Acquisition Termination/Conversion Date" is defined in Section 4.2.

         "RHS" means the Rural Housing Service of the U.S. Department of Agriculture or such other governmental agency, if any, as shall succeed to the Rural Housing Service's authority to administer its (or its predecessor guarantor, the Farmers Home Administration's) guaranties of Mortgage Loans.

         "Sale Price" is defined in Section 3.5.

         "Second-Lien Loans" is defined in Section 2.3(d).

         "Second-Lien Sublimit" is defined in Section 2.3(d).

         "Second-Lien Subline" is defined in Section 2.3(d).

         "Securities" is defined in Section 3.1.

         "Securitized" is defined in Section 3.1.

         "Senior Acquisition Debt" means Debt incurred by either Obligor to directly or indirectly acquire Owned Servicing Rights, and excluding only any such Debt that is Subordinated Debt.

         "Serviced Mortgages" means Mortgage Loans or commercial mortgage loans which either Obligor has the right or obligation to service under any Loan Servicing Agreement.

         "Servicing Acquisition Collateral" is defined in Section 2.10.

         "Servicing Acquisition Limit" is defined in Section 4.1.

         "Servicing Acquisition Line" is defined in Section 4.1.

         "Servicing Acquisition Line Commitments" is defined in Section 4.8.

         "Servicing Acquisition Loans" is defined in Section 4.1.

         "Servicing Rights" is defined in Section 4.1.

         "Servicing Rights Security Agreement" means the 12/97 Security Agreement-Assignment (Loan Servicing Agreements) dated as of December 3, 1997 by and among the Obligors and the Agent, as agent and representative of the Banks, covering Obligors' loan servicing agreements and all rights and interests relating thereto, as the same may be amended, supplemented, modified and/or restated from time to time.

         "Settlement Date" is defined in Section 3.1.

         "Shortfall Amount" is defined in Section 3.7.

         "SR Appraisal" is defined in the definition of "Tangible Net Worth".

         "Standard Financial Statements" means financial statements substantially in the form of the Obligors' December 31, 1996 financial statements reproduced as Schedule 2, including each schedule and all of the detail provided in the Obligors' November 30, 1996 financial statements previously furnished to the Agent, including the monthly management reports, with only such changes to format, schedules and presentation as are acceptable to the Agent or are required by GAAP.

         "Stated Rate" means, for each Loan on any day, either of the following rates, as designated by the borrowing Obligor in the related Loan Request: (a) the Adjusted LIBOR Rate for that day plus the Applicable Margin for that day and for that Loan or (b) the Eurodollar Rate for that day plus the Applicable Margin for that day and for that Loan, each computed in accordance with the provisions of the Current Facilities Agreement; provided, that if on any day any rate so designated for any Loan shall exceed the Ceiling Rate for that day, then the Stated Rate for that Loan shall be fixed at the Ceiling Rate on that day and on each day thereafter until the total amount of interest accrued at the Stated Rate on the unpaid balance of that Loan equals the total amount of interest that would have accrued on it if there were no Ceiling Rate; and provided further, that the Obligors may elect as the Stated Rate to be applied for that day to a designated portion of the then-outstanding Loans which portion is both (1) not past due and (2) less than or equal to the Free Adjusted Balances, a rate per annum equal to the Applicable Margin (only) for that day and for those respective Loans; however, to the extent that the portion so designated exceeds the TCB Balances, the Agent will pay to the Banks other than TCB, Ratably, interest on such excess at a rate per annum equal to the Applicable Margin plus the Federal Funds Effective Rate although if doing so would violate Regulation Q, on demand made by the Agent, the Obligors shall gross-up and pay to the Agent the interest on that designated portion so that the Agent will have the funds to pay the interest due to the other Banks without violating Regulation Q. In no event will the Agent ever be obligated to pay any amount that would violate Regulation Q.

         "Stock Pledge Agreement" means the 12/97 Security Agreement-Pledge (Stock) dated as of December 3, 1997 by and between Guarantor and the Agent, as agent and representative of the Banks, covering all of Guarantor's rights, titles and interests in the stock of the Company, as the same may be amended, supplemented, modified and/or restated from time to time.

         "Sub-sublines" is defined in Section 2.1.

         "Sublines" is defined in Section 2.1.

         "Subordinated Debt" means Debt that is (a) is owed to Persons other than one or more of the Banks, (b) is fully subordinated to all present and future Obligations owing to the Banks by written subordination provisions that are in form and substance approved by the Agent and (c) has been consented to in a writing signed by the Agent.

         "Subprime Mortgage Loan" means a Residential Mortgage that (i) would be an Eligible Mortgage except that it is not eligible for purchase by GNMA, FNMA or FHLMC and (ii) satisfies the relevant Obligor's Subprime Underwriting Standards.

         "Subprime Mortgages Sublimit" is defined in Section 2.3(f).

         "Subprime Mortgages Subline" is defined in Section 2.3(f).

         "Subprime Underwriting Standards" means the Obligors' respective underwriting standards for classification of Mortgage Loans as "A-", "B", "C" or "D" credit grade Mortgage Loans.

         "Subprime Warehouse Loan" means a Warehouse Loan to finance an Obligor's origination or purchase of Subprime Mortgage Loans.

         "Subsidiary" means any Person (other than a natural person) in which any other Person (directly or through one or more other Subsidiaries or other types of intermediaries), owns or controls:

         (a) more than fifty percent (50%) of the total voting power or shares of stock entitled to vote in the election of its directors, managers or trustees; or

         (b) more than fifty percent (50%) of the total assets and more than fifty percent (50%) of the total equity through the ownership of capital stock (which may be nonvoting) or a similar device or indicia of equity ownership.

         "Substitute Mortgage" is defined in Section 3.7.

         "Super Jumbo Mortgage Loan" means a Nonconforming Mortgage Loan, the principal balance of which exceeds Five Hundred Thousand Dollars ($500,000) but is no greater than One Million Dollars ($1,000,000).

         "Swing Line Note" is defined in Section 2.5.

         "Swing Loans" is defined in Section 2.3(b)(1).

         "Swing Sublimit" is defined in Section 2.3(b).

         "Swing Subline" is defined in Section 2.3(b).

         "T&I Loans" is defined in Section 2.3(e)(1).

         "T&I Sub-subline" is defined in Section 2.3(e)(3).

         "T&I Sublimit" is defined in Section 2.3(e)(3).

         "Tangible Net Worth" means with respect to any Person on any day:

         (a)     that Person's Net Worth on that day;

less (b) the sum of (1) aggregate advances to shareholders, officers or Affiliates (other than the Guarantor or FirstCity) in excess of Five Hundred Thousand Dollars ($500,000), (2) aggregate advances to the Guarantor or FirstCity, (3) investments in Subsidiaries (provided that the portion of such investment reasonably allocable to tangible assets of Subsidiaries, as determined in accordance with GAAP, to the extent acceptable to HUD for the purpose of calculating adjusted net worth in accordance with its requirement in effect as of such day and as detailed in a note to such Obligor's financial statements furnished to the Agent, shall not be required to be deducted from Net Worth) and other Affiliates, (4) purchased Owned Servicing Rights, (5) originated Owned Servicing Rights, (6) intangibles and (7) capitalized excess service fees, goodwill and all other assets that would be deemed by HUD to be unacceptable for the purpose of calculating adjusted net worth in accordance with its requirements in effect as of such day;

plus     (c)     negative goodwill (however denominated on that Person's books)
         and, if and to the extent approved in writing by the Agent, deferred taxes.

         "TCB Balances" means, for any calendar month, the sum of (a) the aggregate principal balances of all Notes held by TCB and (b) TCB's share of the Warehouse Banks' Invested Balance under the Mortgage Pools Purchase Agreement.

         "Termination Notice" is defined in Section 6.2.

         "Texas Finance Code" is defined in the definition of "Ceiling Rate".

         "Total Mortgages Purchase Limit" means, for any day, the total of the Mortgages Purchase Limits for all of the Warehouse Banks, as shown on the Commitments Schedule in effect for that day.

         "Total Servicing Acquisition Line Commitments" means, for any day, the total of the Servicing Acquisition Line Committed Sums for all of the Servicing Acquisition Banks, as shown on the Commitments Schedule in effect for that day.

         "Total Warehouse Line Commitments" means, for any day, the total of the Warehouse Line Committed Sums for all of the Warehouse Banks, as shown on the Commitments Schedule in effect for that day.

         "Trade Ticket" is defined in Section 3.1.

         "Transaction Claim" is defined in Section 12.15.

         "UCC" means the Uniform Commercial Code of any relevant jurisdiction.

         "VA/FHA/PMI Foreclosure Receivables Loans" is defined in Section 2.3(e)(1).

         "VA/FHA/PMI Foreclosure Receivables Sub-subline" is defined in Section 2.3(e)(4).

         "VA/FHA/PMI Foreclosure Receivables Sublimit" is defined in Section 2.3(e)(4).

         "VA Loans" means Mortgage Loans evidenced by a Residential Mortgage Note, payment of which is either partially or completely guaranteed by the VA or which is covered by a current, binding and enforceable commitment for a guaranty issued by the VA.

         "Warehouse Banks' Invested Balance" is defined in Section 3.4.

         "Warehouse Banks' Net Share" is defined in Section 3.4.

         "Warehouse Collateral" is defined in Section 2.10.

         "Warehouse Facility Fee" is defined in Section 2.11.

         "Warehouse Final Termination Date" is defined in Section 2.11.

         "Warehouse Line Commitments" is defined in Section 2.11.

         "Warehouse Loan Value" means, on any day, for each Residential Mortgage, ninety-eight percent (98%) of the lesser of (a) its "Acquisition Cost" which is the amount the Obligor that is pledging it to the Agent paid for it, i.e., the net amount actually funded against a Residential Mortgage originated by the applicable Obligor or the net purchase price of an Eligible Mortgage purchased by it (prorated according to their original principal amounts for Residential Mortgages in any Pool purchased by it) or (b) its "Allocated Commitment Price", which is the investor commitment price stated in the Investor Commitment covering that Residential Mortgage (similarly prorated); provided, that the Warehouse Loan Value of any Residential Mortgage originated or acquired by either Obligor, whether funded as a refinancing of an existing residential Mortgage Loan or purchased by it, for an amount or at a premium price in excess of its "Par Value" -- which is hereby defined to mean,
(1) in the case of a residential Mortgage Loan refinanced by either Obligor, an amount equal to the unpaid principal balance of the residential Mortgage Loan refinanced or, (2) in the case of a purchased residential Mortgage Loan, its unpaid principal balance on the date of purchase -- shall not exceed that residential Mortgage Loan's Par Value, even though the applicable Obligor funded or paid more than its Par Value for it and even if the Investor Commitment covering it specifies a purchase price for it greater than its Par Value; provided further, that if on any day the aggregate Warehouse Loan Values of all Pledged Mortgages whose Mortgage Notes are dated earlier than one hundred eighty (180) days before that day (the "Seasoned Pledged Mortgages") shall exceed an amount equal to five percent (5%) of the aggregate Committed Sums for that same day of all Banks for the Warehouse Line of Residential Mortgages (the "5% Limit"), then the Warehouse Loan Values of all such Seasoned Pledged Mortgages shall be deemed equal to the 5% Limit; and provided further, that each Residential Mortgage that fails or ceases to qualify as an Eligible Mortgage for any reason shall automatically have a Warehouse Loan Value of zero from and after the date when the first disqualifying event occurs and for so long as it remains disqualified.

         "Warehouse Loans" is defined in Section 2.2(a).

         "Warehouse Pledge Agreement" means the 12/97 Security Agreement-Pledge of Secured Notes (Warehouse) dated as of December 3, 1997 by and among the Obligors and the Agent, as agent and representative of the Banks, covering all of Obligors' rights, titles and interest in and to all promissory notes and all documents and instruments securing, guaranteeing or otherwise relating to such promissory notes, as the same may be amended, supplemented, modified and/or restated from time to time.

         "Warehouse Termination Date" is defined in Section 2.2(a).

         "Wet Mortgage Loan" means a Mortgage Loan newly originated or purchased by the Obligors:

         (a) which would qualify as an Eligible Mortgage (including having been funded and, if funded by draft, such draft has been paid) without restriction or qualification, except that some or all of the papers evidencing, securing or otherwise relating to it have not been delivered to the Agent;

         (b) which the applicable Obligor actually and reasonably expects to fully qualify as an Eligible Mortgage when the original Residential Mortgage Note, Residential Mortgage and all other documents in the Residential Mortgage File have been executed and delivered; and

         (c) as to which the applicable Obligor actually and reasonably expects that such full qualification can and will be achieved on or before five
(5) Business Days after the day when such Mortgage Loan is first submitted to the Agent as Collateral (excluding the day on which such Wet Mortgage Loan is so submitted.)

         "Wet Warehousing Loans" is defined in Section 2.3(c).

         "Wet Warehousing Sublimit" is defined in Section 2.3(c).

         "Wet Warehousing Subline" is defined in Section 2.3(c).

Except where specifically otherwise provided:

         (a) Wherever the term "including" or any of its correlatives appears in this Agreement or any other Facilities Papers, it shall be read as if it were written, "including (by way of example and without limiting the generality of the subject or concept referred to)", unless it is already followed by words to that effect.

         (b) Except where otherwise specified, all times of day used in the Facilities Papers mean local time in Houston, Texas.

         (c) References in any of the Facilities Papers to any property's being pledged to the Agent or any Lien's or security interest's being granted to or held by the Agent (or required so to be) shall mean, respectively, duly pledged to, granted to or held by the Agent, for itself as a Warehouse Bank or Servicing Acquisition Bank (whichever the context requires) and as agent and representative of the other Warehouse Banks or Servicing Acquisition Banks (also as the context requires), so that the Agent (for itself as such a Bank and as agent and representative of such other Banks) has a duly perfected first and prior security interest in the subject property to secure the Obligations. References to when -- or how long -- property has been pledged to the Agent shall be deemed to refer to -- or be reckoned from -- the day when such property was first pledged to TCB by one of the Obligors, whether TCB was then serving as Agent of the Banks herein, acting as others' agent or acting for its own account.

         (d) References in any of the Facilities Papers to Article or Section numbers are references to the Articles and Sections of that Facilities Paper.

         (e) References in any of the Facilities Papers to Exhibits, Schedules, Annexes and Appendices are references to the Exhibits, Schedules, Annexes and Appendices to that Facilities Paper and they shall be deemed incorporated into that Facilities Paper as if set forth verbatim at each such reference.

         (f) Wherever the word "herein" of "hereof" is used in any of the Facilities Papers, it is a reference to that entire Facilities Paper and not just to the Section, clause or subdivision of it in which the word is used.

         (g) Words and phrases used or defined in the UCC in force in the State of Texas on the effective date of this 12/97 A&R Facilities Agreement that are not redefined in this Agreement have the same meanings here as there.

         (h) Accounting terms not otherwise defined shall have the meanings given them under GAAP.

         (i) Defined terms may be used in the singular or the plural, as the context requires.

                        ARTICLE 2.  THE WAREHOUSE LINE

         Section 2.1 General Terms for the Warehouse Line and its Sublines and Sub-sublines. This Article sets forth terms and conditions governing the Obligors' Warehouse Line, its Swing Subline, its Wet Warehousing Subline, its Second- Lien Subline, its Receivables Advances Subline (and its five Sub-sublines: (a) the P&I Sub-subline; (b) the T&I Sub-subline; (c) the VA/FHA/PMI Foreclosure Receivables Sub-subline, (d) the Repurchased Defaulted Mortgages Sub-subline) and (e) the Foreclosed Properties Sub-subline) and its Subprime Mortgages Subline (the Swing Subline, the Wet Warehousing Subline, the Second-Lien Subline, the Receivables Advances Subline and the Subprime Mortgages Subline being the "Sublines") and the P&I Sub-subline, the T&I Sub-subline, the VA/FHA/PMI Foreclosure Receivables Sub-subline, the Repurchased Defaulted Mortgages Sub-subline and the Foreclosed Properties Sub-subline of the Receivables Advances Subline being the "Sub-sublines") requested by the Obligors and approved by the Warehouse Banks. Its provisions are subject to the other terms and conditions of the Current Facilities Agreement.

         Section 2.2     The Warehouse Line.

         (a) Subject to the provisions of Section 2.13 and the other terms and conditions of this Agreement, the Warehouse Banks agree to make and continue loans (the "Warehouse Loans") to the Obligors under the Warehouse Line in aggregate principal amounts outstanding on any day of up to Four Hundred Fifty Million Dollars ($450,000,000) (the "Linked Lines Limit") for each day until March 31, 1999 (the "Warehouse Termination Date") solely (1) to finance each Obligor's funding of SUCH OBLIGOR'S OWN Residential Mortgages that are Eligible Mortgages originated by such Obligor to (or for the account of) the obligor(s) on such Eligible Mortgages, (2) to finance SUCH OBLIGOR'S OWN purchase of Eligible Mortgages that were not originated by such Obligor and (3) to finance Eligible Receivables, and for no other applications or purposes. Each Obligor agrees to use the credit extended to it to carry each such Residential Mortgage only for so long as (x) it continues to satisfy all of the requirements to be an Eligible Mortgage and (y) the borrowing Obligor is diligently taking all steps necessary to complete either (i) the sale of that Residential Mortgage (if the Investor Commitment covering it contemplates its purchase as a whole loan), or (ii) its securitization as part of a pool of Residential Mortgages (a "Pool") and the sale of the resulting Mortgage-Backed Securities (if the Investor Commitment covering it contemplates securitization of a Pool that includes such Eligible Mortgage and the Qualified Investor's purchase of the resulting Mortgaged-Backed Securities).

         (b) The Warehouse Banks' commitments are several and not joint -- no Bank has any obligation under this Agreement to fund any part of any other Bank's Warehouse Line Commitment or Mortgages Purchase Limit or otherwise -- and the respective commitments of the Warehouse Banks and the sublimits applicable to those commitments are set forth on the Commitments Schedule.

         (c) The failure of any Warehouse Bank to fund any part of its Warehouse Line Commitment or Mortgages Purchase Limit shall not in itself relieve any other Warehouse Bank of its obligation to fund its Warehouse Line Commitment and Mortgages Purchase Limit; provided, that no Warehouse Bank shall be responsible or incur any liability whatsoever for the failure of any other

Warehouse Bank to fund any of its Funding Shares or make any Loan that such other Warehouse Bank is obligated to fund or make.

         (d) The maximum credit henceforth available on any day under the Warehouse Line (including credit under the Sublines and Sub-sublines) is and shall be:

                 (1)  the Linked Lines Limit for that day;

minus            (2)  the sum of (i) the Warehouse Banks' Net Shares outstanding on that day for all Pools purchased by them from the Obligors pursuant to the Mortgage Pools Purchase Agreement and (ii) the aggregate principal amount of Warehouse Loans outstanding.

         Section 2.3     Linked Lines and Sublines and Sub-subline defined.

         (a) The term "Linked Lines" means the Warehouse Line and the Mortgage Pools Purchase Agreement. Each borrowing or purchase under either Linked Line will automatically reduce, dollar for dollar, the principal amount available to be borrowed or purchased under each Linked Line for so long as that borrowing or purchase is outstanding.

         (b) The "Swing Subline" is a sublimit under the Warehouse Line under which Subline the Obligors may borrow, repay and reborrow from TCB only up to an aggregate amount equal to fifteen percent (15%) of the Total Warehouse Line Commitments (the "Swing Sublimit"), against Eligible Mortgages and/or Wet Mortgage Loans and in conformity with all other applicable limits or sublimits:

                 (1) for the purpose of promptly funding Loans under the Warehouse Line or its Wet Warehousing Subline which either are requested by the Obligors after the deadline for submitting Loan Requests specified in Section
2.14 or for which the Warehouse Banks other than TCB do not receive notice of the Loan Request by the deadline specified in Section 2.14 ("Swing Loans");

                 (2)       so long as the Swing Sublimit is never exceeded;

                 (3) provided that the Loan Request deemed to be a request for a Swing Loan is received by TCB by no later than 2:30 p.m. on the Business Day such Swing Loan is to be made; and

                 (4) provided that neither the requesting Obligor nor TCB is aware of any reason why the Swing Loan requested by the Loan Request cannot or will not be fully funded by the Warehouse Banks within five (5) or fewer Business Days following the Business Day on which such Loan Request is received by TCB.

         (c) The "Wet Warehousing Subline" is a sublimit under the Warehouse Line under which Subline the Obligors may borrow, repay and reborrow, as "Wet Warehousing Loans", up to an amount equal to, at any one time outstanding, (i) twenty-five percent (25%) of the Total Warehouse Line Commitments during the first five (5) Business Days and last five (5) Business Days of any calendar month or (ii) fifteen percent (15%) of the Total Warehouse Line Commitments during the remainder of each calendar month (the "Wet Warehousing Sublimit," which term shall refer to the dollar limit for the applicable period of each calendar month) against the Warehouse Loan Value of pledged Wet Mortgage Loans, each of which:

                 (1) is originated by the borrowing Obligor, or is purchased by the borrowing Obligor substantially concurrently with its origination by another Person;

                 (2) is funded by the borrowing Obligor substantially concurrently with the borrowing Obligor's pledging it to the Agent as Collateral hereunder; and

                 (3) is set out on the list of Wet Warehousing Loans more fully described in Section 2.14(b).

When the Residential Mortgage File, including the original promissory note for such a Wet Mortgage Loan duly endorsed (as required by clause (a) in the definition of "Eligible Mortgage") is actually received by the Agent -- provided, of course, that it qualifies under all other requirements of this Agreement to constitute an Eligible Mortgage -- it will no longer be considered a Wet Mortgage Loan under the Wet Warehousing Subline, but will instead thenceforth be treated as an Eligible Mortgage under the Warehouse Line itself.

         (d) The "Second-Lien Subline" is a sublimit under the Warehouse Line under which Subline the Obligors may borrow, repay and reborrow up to an aggregate amount equal to five percent (5%) of the Total Warehouse Line Commitments (the "Second-Lien Sublimit") from time to time solely for the acquisition or funding of SUCH OBLIGOR'S OWN second-Lien Residential Mortgages that satisfy every requirement of GNMA, FNMA or FHLMC or another Investor acceptable to the Agent under its Investor Commitment covering such second-Lien Residential Mortgages ("Second-Lien Loans").

         (e) The "Receivables Advances Subline" is a sublimit under the Warehouse Line under which Subline the Obligors may borrow, repay and reborrow up to an aggregate principal amount equal to seven and one-half percent (7.5%) of the Total Warehouse Line Commitments (the "Receivables Advances Sublimit") from time to time solely to finance the applicable Obligor's fundings of any of the following ("Receivables Advances Loans"):

                 (1) The applicable Obligor's advances required pursuant to the applicable Obligor's obligations as servicer under the relevant Guide (or its equivalent where such Obligor is servicer for another Qualified Investor) to cover (A) shortfalls between (w) principal and interest installments collected from the obligors on serviced Residential Mortgages and
(x) the scheduled principal and interest payments due to the owners of such Residential Mortgages or the holders of the Mortgage-Backed Securities based on and backed by such serviced Pool ("P&I Loans"), (B) shortfalls between (y) property tax and property insurance escrow payments collected from the obligors on serviced Residential Mortgages and (z) the property tax and property insurance premiums actually due for the real estate described in such Residential Mortgages ("T&I Loans"); (C) (i) foreclosure expenses for defaulted Residential Mortgages serviced by the Obligors where the Obligors are obligated by their Loan Servicing Agreements to advance such foreclosure expenses; (ii) purchases out of such serviced Pools of Repurchased Defaulted Mortgages that are either guaranteed or insured by VA, FHA or such PMI companies as may be approved by the Agent, pending payment of the guaranty or insurance claims under their VA mortgage guaranties or their FHA insurance or PMI, or payment of the guaranty claims by FNMA or FHLMC as to mortgages repurchased out of FNMA or FHLMC mortgage pools for which FNMA or FHLMC accepted the default and foreclosure risk ("VA/FHA/PMI Foreclosure Receivables Loans") or (iii) purchases out of such serviced Pools of Repurchased Defaulted Mortgages that are not guaranteed or insured by VA, FHA or PMI companies approved by the Agent, pending recovery of the relevant Obligor's repurchase and realization costs incurred ("Repurchased Defaulted Mortgages Loans"), or (D) purchase of land improved by one single-, two-, three- or four-family dwelling, or a single one-family residential condominium unit and its related easements and proportionate interests in common elements, acquired by the applicable Obligor through successfully bidding for it at a proper and lawful foreclosure of the first Lien Mortgage on that Property owned and held by the applicable Obligor in its own investment portfolio ("Foreclosed Property") with the concurrent and continuing intent of such Obligor to dispose of such Foreclosed Property as promptly as is reasonable and prudent (the "Foreclosed Properties Loans").

                (2) The "P&I Sub-subline" is a Sub-subline of the Receivables Advances Subline under which the Obligors may borrow, repay and reborrow up to an aggregate amount equal to two and one-half percent (2-1/2%) of the Total Warehouse Line Commitments (the "P&I Sublimit") from time to time for P&I Loans.

                (3) The "T&I Sub-subline" is a Sub-subline of the Receivables Advances subline under which the Obligors may borrow, repay and reborrow up to an aggregate amount equal to two and one-half percent (2-1/2%) of the Total Warehouse Line Commitments (the "T&I Sub-subline") from time to time for T&I Loans.

                (4) The "VA/FHA/PMI Foreclosure Receivables Sub-subline" is a Sub-subline of the Receivables Advances Subline under which the Obligors may borrow, repay and reborrow up to an aggregate amount equal to three percent (3%) of the Total Warehouse Line Commitments (the "VA/FHA/PMI Foreclosure Receivables Sublimit") from time to time for VA/FHA/PMI Foreclosure Receivables Loans to finance purchases of Repurchased Defaulted Mortgages that are guaranteed or insured by VA, FHA or PMI.

                (5) The "Repurchased Defaulted Mortgages Sub-subline" is a Sub-subline of the Receivables Advances Subline under which the Obligors may borrow, repay and reborrow up to an aggregate amount equal to one percent (1%) of the Total Warehouse Line Commitments (the "Repurchased Defaulted Mortgages Sublimit") from time to time for Repurchased Defaulted Mortgages Loans that are not guaranteed or insured by VA, FHA or PMI.

                (6) The "Foreclosed Properties Sub-subline" is a Sub-subline of the Receivables Advances Subline under which the Obligors may borrow, repay and reborrow up to an aggregate amount equal to one percent (1%) of the Total Warehouse Line Commitments (the "Foreclosed Properties Sublimit") from time to time for Foreclosed Properties Loans.

In no event shall the aggregate principal borrowed and outstanding under any of such sub-sublines of the Receivables Subline exceed the Receivables Sublimit.

        (f) The "Subprime Mortgages Subline" is a sublimit under the Warehouse Line under which Subline the Obligors may borrow, repay and reborrow up to an aggregate amount equal to twenty percent (20%) of the Total Warehouse Line Commitments (the "Subprime Mortgages Sublimit") from time to time solely for the acquisition or funding of Subprime Mortgage Loans; provided that no more than ten percent (10%) of the Subprime Mortgages Sublimit may be borrowed and outstanding at any time for the acquisition or funding of Subprime Mortgage Loans classified as having a "D" credit grade under the relevant Obligor's Subprime Underwriting Standards.

        (g) Notwithstanding any other provision of this Agreement to the contrary, for each day when, for any reason:

                 (1) the sum of the Warehouse Banks' Total Warehouse Line Commitments and Total Mortgages Purchase Limit is less than the amount of the Linked Lines Limit stated in Section 2.2(a), the Linked Lines Limit shall be that lesser amount; and

                 (2) the sum of the Banks' Sublimit or Sub-sublimit for any Facility, as shown on the currently-effective Commitments Schedule, is less than the amount of the Sublimit for the relevant Subline or Sub-subline stated in Section 2.3, 3.1 or 4.1, such Sublimit or Sub-sublimit shall be that lesser amount.

Neither Obligor shall be entitled to receive any Loan under a Sub-subline of the Receivables Advances Subline -- even if all other requirements and conditions for such Loan have been satisfied -- if after giving effect to such Loan, the total of all Loans outstanding under the Sub-sublines would exceed the Receivables Advances Sublimit.

         Section 2.4     Warehouse Line Term.  Subject to the Commitments
Lapse Provisions and the Fundings Availability Termination Provisions, credit under the Warehouse Line (including its Sublines and Sub-sublines) shall be available to the Obligors until the Warehouse Termination Date. Upon expiration or any earlier termination of the Warehouse Line (including its Sublines and Sub-sublines), the Current Warehouse Notes shall automatically be and become due and payable on demand, the Warehouse Facility Fee shall automatically cease to accrue and any accrued but unpaid portion of it shall be immediately due and payable to the Agent (for the accounts of the Warehouse Banks) without notice or demand.

         Section 2.5 12/97 Master Warehouse Notes. The Obligors' borrowings under the Warehouse Line (including in each instance its Sublines and Sub-sublines) shall be evidenced by new promissory notes (the "12/97 Master Warehouse Notes") dated as of the Effective Date (or by the promissory notes, if any, from time to time in the future issued by the Obligors to renew, extend, rearrange, increase or replace the 12/97 Master Warehouse Notes, each of which, as well as each such future note, being called a "Current Warehouse Note") substantially in the form of Exhibit A, executed by the Obligors, one payable to the order of each Warehouse Bank in the face principal amount of such Warehouse Bank's Committed Sum of the Warehouse Line; provided that all Swing Loans outstanding from time to time shall be evidenced by a Current Warehouse Note (the "Swing Line Note") in face principal amount equal to the Swing Sublimit, payable to the order of TCB, with accrued interest due in accordance with the provisions of Section 2.6 and principal due in accordance with the provisions of Section 2.9(a). All borrowings under the Sublines and Sub-sublines pursuant to this Agreement are and shall be evidenced by the Current Warehouse Notes.

         Section 2.6     Current Warehouse Notes' Interest Accrual and
Payment. Each Current Warehouse Note shall bear interest on its advanced and unpaid principal balance outstanding on each day at the applicable Stated Rate for the types of Loans outstanding under the Current Warehouse Notes; provided that all past due amounts, both principal and accrued interest, shall bear interest at the Past Due Rate from their due dates until paid and shall be due and payable upon demand. Unpaid interest accrued on each Current Warehouse Note to the end of each calendar month, as well as all unpaid interest accrued at the Past Due Rate for which no demand has been sooner made, will be automatically due and payable without demand on the fifteenth (15th) day of the next succeeding calendar month, commencing with January 15, 1998; provided that all unpaid principal and accrued interest on each Current Warehouse Note shall be finally due and payable in full at the maturity of such Current Warehouse Note, however such maturity may occur or be brought about. All interest calculations under the Current Warehouse Notes shall be computed on the basis of the actual number of days elapsed over a year of 360 days -- unless that would produce a usurious interest rate under applicable Law, in which event such rate shall be computed on the basis of the actual number of days elapsed over a year of 365 days, or 366 days in a leap year, to the extent required to prevent or minimize usury.

         Section 2.7 Current Warehouse Notes' Due Date. All principal and accrued interest on the Current Warehouse Notes will be due and payable on the earlier of the Warehouse Termination Date or the final maturity of any of the Current Warehouse Notes, however such maturity may occur or be brought about.

         Section 2.8 Current Warehouse Notes Voluntary Prepayments. The Obligors may elect to prepay the Current Warehouse Notes in whole or in part at any time without notice, penalty or fee other than the payment of any breakage costs described in the Current Warehouse Notes with respect to Loans thereunder bearing interest at the Eurodollar Rate plus the Applicable Margin, and all such prepayments shall be applied Ratably to the Current Warehouse Notes.

         Section 2.9     Current Warehouse Notes Mandatory Payments.

        (a) The principal amount of each Swing Loan shall be due and payable without grace, notice (other than notice from the Agent to the Warehouse Banks) or demand on the fifth (5th) Business Day -- or, at the Agent's election, the first (1st), second (2nd), third (3rd) or fourth (4th) Business Day) -- next following the Business Day on which it is funded by the Warehouse Banks' paying over to TCB, and TCB's applying against such Swing Loan, an amount equal to the proceeds of the Loans made by all of the Warehouse Banks on that day against the Loan Request actually requested (for the temporary funding of which that Swing Loan was made).

        (b) The principal amount of each Wet Warehousing Loan shall be due and payable without grace, notice or demand on the fifth Business Day next following the Business Day on which it is funded or at such earlier date as is required to prevent the balance of outstanding Wet Warehousing Loans from at any time exceeding the Wet Warehousing Sublimit.

        (c) The principal amount of each P&I Loan shall be due and payable without grace, notice or demand on or before the fifth (5th) Business Day of the calendar month succeeding the calendar month in which it is made.

        (d) As and when the Obligors receive recoveries or reimbursements of any Eligible Receivables under any Guides, insurance, guaranties or contract, or recoveries, reimbursements or compensation from any source whatsoever for advances made by the Obligors for any such Residential Mortgages or Pools serviced by the Obligors, the Obligors will promptly prepay to the Agent, for application Ratably on the Current Warehouse Notes, the amount so recovered, collected or received, as a mandatory prepayment of principal on the Current Warehouse Notes.

        (e) The borrowing Obligor agrees to pay a mandatory payment of principal against the Current Warehouse Notes promptly after:

                 (1) collecting on any guaranty, insurance or deficiency claim in respect of any Foreclosed Property or the Mortgage Loan which it secured or (if deemed material by the Agent) collecting any rentals, any other income or any sale, condemnation or other disposition proceeds from or in respect of such Foreclosed Property or any casualty, claim, tax rebate or refund of any other source of funds relative to such Foreclosed Property, in an amount equal to one hundred percent (100%) of the amount so collected;

                 (2) receiving any current appraisal of any Foreclosed Property pledged to the Agent that indicates that the Warehouse Loan Value of that Foreclosed Property, as previously represented to the Agent, exceeds its Warehouse Loan Value calculated using such current appraisal, in an amount equal to the excess;

                 (3) receiving written or verbal notice from VA, FHA, any private mortgage insurer or other source of payment of any Receivables Claim that the amount to be paid on such claim for any reason is less than the Receivables Loan Value of that Receivables Claim, as previously represented to the Agent, in an amount equal to the deficit;

                 (4) any Foreclosed Property pledged to the Agent ceases for any reason to be an Eligible Receivable, in an amount equal to the Warehouse Loan Value of such ineligible Foreclosed Property.

        (f) If on any day, a Loan proposed to be made under the Warehouse Line (including its Sublines and Sub- sublines) would cause all outstanding Loans of that type (including the requested Loan) to exceed the applicable limit(s) or sublimit(s) on such type of Loans as described in the applicable Loan Request, then the Obligors shall immediately repay the Current Warehouse Notes as necessary to eliminate such excess.

        (g) In addition, the Obligors shall make all mandatory prepayments required by Sections 2.15, 2.16, 2.17, 2.19 and 2.20.

        Section 2.10 Warehouse Line Security. The Agent, in its capacity as agent and representative of the Banks, holds and shall hold the pledgee's interest and the security interests granted by the Obligors to the Agent (a) primarily, in all of the Obligors' Mortgage Loans or Qualified Mortgage Loans, as applicable, now or hereafter pledged to TCB, as agent and representative of the Banks, pursuant to this Agreement (including relating to the Mortgage Pools Purchase Agreement) and in all of the Collateral covered by (1) the Warehouse Pledge Agreement, (2) the Receivables Pledge Agreement and (3) all mortgages, deeds of trust, deeds to secure debt or other forms of mortgage instruments that are intended to grant a Lien against real property ("Mortgages") now or hereafter held by TCB, as agent and representative of the Banks, as mortgagee (as they may have been or may be supplemented, amended or restated from time to time, the "Foreclosed Properties Mortgages") (collectively, the "Warehouse Collateral"); (b) secondarily, in all of the Collateral covered by the Servicing Rights Security Agreement (the "Servicing Acquisition Collateral"), and (c) on a pari passu basis in all other Collateral, to Ratably secure all of the Obligors' present and future Obligations to the Warehouse Banks under this Agreement.

        Section 2.11 Warehouse Facility Fee. While the Obligors have no obligation to borrow or to maintain any minimum balance of borrowed funds outstanding under the Warehouse Line at any time, as compensation to the Warehouse Banks for their agreements (the "Warehouse Line Commitments") to make the Warehouse Line's credit available to the Obligors between the Effective Date and the Warehouse Termination Date or the effective date of any earlier termination of the Warehouse Line pursuant to the Fundings Availability Termination Provisions (the "Warehouse Final Termination Date") -- and not as compensation for the use, forbearance or detention of money -- the Obligors, jointly and severally, hereby agree to pay to the order of the Agent for the account of the Warehouse Banks a facility fee (the "Warehouse Facility Fee") for each day between the Effective Date and the Warehouse Final Termination Date equal to one-eighth percent (0.125%) per annum of the amount of all Warehouse Line Commitments on each such day. The Warehouse Facility Fee shall be due and payable in arrears on January 31, 1998 and on the last day of each succeeding April, July, October and January (if any) thereafter until the Warehouse Facility Fee has been fully paid and satisfied, provided that on the Warehouse Final Termination Date, the entire balance of the Warehouse Facility Fee then unpaid shall be finally due and payable without notice or demand.

Provided further, that the amount of the Warehouse Facility Fee -- although not itself interest -- shall be absolutely limited to that amount which, when added to all interest contracted for, charged, reserved or received on the Warehouse Line, will not exceed an amount equal to the maximum amount of nonusurious interest on the advanced and unpaid balance of the Warehouse Line over its entire actual term allowed by whichever of applicable Texas or federal Law permits the higher nonusurious interest rate. If the amount of the Warehouse Facility Fee payable on any day calculated in accordance with the immediately preceding sentence would exceed that limit, then the Warehouse Facility Fee due on that day shall automatically be reduced to the amount that will meet, but not exceed, that limit, and if on any day the Obligors have already paid any such excess, then the excess will be refunded to the Obligors or appropriately credited against the Obligors' then-outstanding Current Warehouse Notes, whichever the Warehouse Banks elect.

         Section 2.12 Obligors' Processing Fees. The Obligors, jointly and severally, also promise to pay to the order of the Agent processing fees (the "Processing Fees") to reimburse and compensate the Agent for handling and processing the Obligors' Mortgage Loans' or Qualified Mortgage Loans', as applicable, papers and files under this Article and the Mortgage Pools Purchase Agreement and for its services as documents custodian. The Processing Fees shall be separately agreed upon between the Obligors and the Agent. The sum of all Processing Fees accrued during each month until both (a) expiration or termination, and (b) payment in full of all Loans, accrued interest, fees and other amounts owing under the Warehouse Line and the Mortgage Pools Purchase Agreement, shall be due and payable on the fifteenth (15th) day of the next succeeding month, commencing November 15, 1997, and on the Warehouse Final Termination Date.

         Section 2.13 Amount the Obligors May Borrow Against Each Eligible Mortgage; Investor Commitment Coverage and Weekly Reports of Coverages Required; Warehouse Loan Value. Each of the Obligors may obtain Warehouse Loans of up to the Warehouse Loan Value of Residential Mortgages that qualify as Eligible Mortgages, are fully covered by Investor Commitments and are pledged by such Obligor to the Agent so as to give the Agent a first and prior perfected security interest in each such Eligible Mortgage and its proceeds. Each of the Obligors agree to provide the Agent a weekly report of all Investor Commitments held by such Obligor in a form agreed to by it and the Agent demonstrating that all of such Obligor's warehoused Mortgage Loans -- whether warehoused with the Agent pursuant to this Agreement or elsewhere with another lender or lenders or its or their custodian or representative -- are fully covered and hedged by valid and enforceable Investor Commitments that either match such Obligor's Mortgage Loan portfolio or can be readily adjusted to match it under market and interest rate conditions then prevailing.

         Section 2.14 Borrowing Procedures. The borrowing Obligor agrees to notify the Agent of the amount and date of each proposed Loan, and the designated Stated Rate to apply thereto, under the Warehouse Line (including its Sublines and Sub-sublines other than the Swing Subline), either by telephone or in writing by no later than 12:00 noon, Houston time, on the date (which must also be a Business Day) of the desired funding; provided that if the Obligor is electing a Eurodollar Rate, such notification must be received by the Agent no later than 10:00 a.m. on the Business Day which is three (3) Business Days before the date of the desired funding. The initial request, whether by telephone or in writing, shall identify the Obligor for which the Loan is being requested, and a separate request shall be made for each Loan to each Obligor. Neither Obligor may request funding of a P&I Loan to occur earlier than the day upon which such Obligor is obligated to make the advance for which it is borrowing such P&I Loan to the holders of the applicable Mortgage-Backed Securities, or in any event earlier than the fifteenth (15th) day of the calendar month in which such Obligor is to make such advance. The borrowing Obligor will confirm or make the request for a Loan in writing by delivering to the Agent a Loan Request, with all blanks appropriately completed, including the designation of the Stated Rate on or before the applicable Rate Designation Date -- unless the Loan Request elects a Eurodollar Rate, in which event it must be received by the Agent by no later than the Business Day immediately before the Rate Designation Date -- signed by the borrowing Obligor, and accompanied by:

         (a)     with respect to Warehouse Loans,

                 (1) a list of Eligible Mortgages having aggregate current Warehouse Loan Values at least equal to the amount of the requested Warehouse Loan and against which no other Warehouse Loan is then pending or outstanding, and listing the borrowing Obligor's loan numbers or Pool numbers, the names of the obligors, the Property addresses, the dates, face amounts, Acquisition
Cost, Allocated Commitment Price and (if applicable) Par Value of the Residential Mortgages and Residential Mortgage Notes, the interest rate on the Residential Mortgage Note and the Warehouse Loan Value for each Eligible Mortgage listed; and

                 (2) the Residential Mortgage File for each of the Eligible Mortgages listed;

provided that whenever an Obligor requests the Agent to ship Pledged Mortgages to Investors or to certify a GNMA Pool, then the deadline for submission of the Files for such Mortgage Loans to be so shipped or certified, and for the pool list of Mortgage Loans to be so certified to GNMA, is 12:00 noon of the Business Day before such Pledged Mortgages are requested to be so shipped or certified.

         (b) with respect to Wet Warehousing Loans, a list of Wet Mortgage Loans having aggregate current Warehouse Loan Values at least equal to the amount of the requested Wet Warehousing Loan and against which no other Wet Warehousing Loan is then pending or outstanding, and listing the borrowing Obligor's loan numbers, Pool numbers (if applicable), the names of the obligors, Property address, the dates, face amounts, Acquisition Cost, Allocated Commitment Price and (if applicable) Par Value of the Residential Mortgages and Residential Mortgage Notes, the interest rate on the Residential Mortgage Note, the loan term and type and the Warehouse Loan Value for each Wet Mortgage Loan listed.

         (c) with respect to Second-Lien Loans, the documentation required by Section 2.14(a).

         (d)     with respect to Receivables Advances Loans,

                 (1) made under any Sub-subline, a list of the serviced Residential Mortgage(s) or Pool(s) for which the borrowing Obligor is obligated to make advances that qualify for Receivables Advances Loans as to which Receivables Claims no condition exists which the borrowing Obligor cannot satisfy timely so as not to impair or delay collection of such Receivables Claims and in which Receivables Claims the borrowing Obligor grants or has granted the Agent a first, prior, perfected and currently enforceable Lien having aggregate Receivables Loan Values at least equal to the amount of the requested Receivables Advances Loan and against which no other Receivable Advances Loan is then pending or outstanding (the "Eligible Receivables"), as described on the schedule of fundings to be financed with the requested Receivables Advances Loan that is attached to the applicable Loan Request.

                 (2)      if applicable:

                          (A)     made under the VA/FHA/PMI Foreclosure
Receivables Sub-subline only, in respect of Repurchased Defaulted Mortgages for which the borrowing Obligor has a valid and enforceable claim against VA on a VA mortgage guaranty, against FHA under an FHA mortgage insurance policy or against a private mortgage insurer approved by the Agent under a policy of PMI, a true and correct copy of the appropriate fully completed VA form 26-1874, "Claim Under Loan Guaranty", VA form 26-8903, "Notice for Election to Convey and/or Invoice for Transfer of Property", HUD form HUD-27011, "Single Family Application for Insurance Benefits", showing on such appropriate form the Agent as (i) the "Claimant" in Box 1 of each such VA form 26-1874, (ii) the "holder (or payee)" who the form is "from" on the top right box of each such VA form 26-8903 or (iii) the "holding mortgagee" (by the Agent's number, _________) in Block 12 of each such form HUD-27011, or PMI claim form showing the Agent as the loss payee, with each such form signed by such authorized officer(s) of the borrowing Obligor and the servicer of such Repurchased Defaulted Mortgage as such form requires (for each form that is submitted by Electronic Data Interchange ("EDI"), the borrowing Obligor shall deliver to the Agent a copy of the EDI file transmitted to the relevant agency on floppy diskette(s) (or by such means of electronic transmission as the Agent shall approve) on or before five (5) Business Days of the date of the EDI transmission); or

                          (B)     made under the Foreclosed Properties
Sub-subline only, a copy of the recorded trustee's deed, sheriff's deed, warranty deed or other instrument by which title to such Foreclosed Property was conveyed to the borrowing Obligor, in form and substance acceptable to and approved by the Agent and its legal counsel.

                 (3) made under the Foreclosed Properties Sub-subline only, unless the borrowing Obligor is submitting a completed VA form 26-8903, VA form 26-1874 or HUD form HUD-27011 for the affected Repurchased Defaulted Mortgage pursuant to Section 2.14(d)(2)(A), if the borrowing Obligor has foreclosed the Repurchased Defaulted Mortgage, a signed and recordable original first Lien Foreclosed Properties Mortgage containing (or accompanied by) a security agreement and financing statement appropriate to the jurisdiction where the relevant Foreclosed Property is located, sufficient in all respects to grant the Agent a first mortgage Lien and a first and prior security interest or chattel mortgage (whichever is appropriate to the jurisdiction) on the Foreclosed Property to be borrowed against and all related fixtures, equipment and other personal property. On each occasion when the borrowing Obligor proposes to borrow against new or additional Foreclosed Properties, all such Foreclosed Properties in that group which are located in the same county or parish shall themselves be grouped in a single Foreclosed Properties Mortgage instrument. Each Foreclosed Properties Mortgage shall be in form and substance acceptable to the Agent. A good, complete and sufficient legal description of the relevant Foreclosed Property shall be set forth in the legally-appropriate place in its text or an exhibit to it, and the street address of each covered property shall also be included in the relevant Foreclosed Properties Mortgage to assist the Agent in identifying it.

                 (4) made under the VA/FHA/PMI Foreclosure Receivables Sub-subline, the Repurchased Defaulted Mortgages Sub-subline and/or the Foreclosed Properties Sub-subline only, as applicable, a list of all unforeclosed Repurchased Defaulted Mortgages, and a separate list of any such Foreclosed Properties, to be borrowed against, in each case listed by the date, amount and maker of the Repurchased Defaulted Mortgage pledged and, if the Property securing it has been foreclosed, (A) such Property's address, (B) the date and recording information of the recorded or registered trustee's deed (or equivalent instrument of foreclosure conveyance to the borrowing Obligor appropriate to the method of foreclosure and to the jurisdiction where such Foreclosed Property is located) by which the borrowing Obligor acquired such Foreclosed Property; (C) the purchase price paid for it; and (D) its current appraised fair value according to a reasonably current appraisal or broker's price opinion which the borrowing Obligor is satisfied is substantially correct (and, by submitting a copy of it to the Agent, the borrowing Obligor will be deemed to make that representation to the Agent and to each of the Warehouse Banks), and a copy of an appraisal report or broker's price opinion for each Foreclosed Property listed shall accompany each such list.

                 (5) made under the VA/FHA/PMI Foreclosure Receivables Sub-subline only, a copy of the VA guaranty or FHA or PMI insurance certificate applicable to each such Repurchased Defaulted Mortgage, whether or not yet foreclosed.

                 (6) made under the Foreclosed Properties Sub-subline only, at the borrowing Obligor's sole cost, either a current commitment for title insurance issued in favor of the Agent or a copy of the existing title policy with an updated title search by a reputable and substantial title insurer in an amount at least equal to the amount of the borrowing Obligor's requested Foreclosed Properties Loan against such Foreclosed Property and showing no Liens against it other than the statutory Liens for ad valorem taxes and public improvements assessments that are not delinquent Liens.

Delivery of a Loan Request may be by telecopy if confirmed by the borrowing Obligor's mailing an originally-signed copy to the Agent on the same day. Upon the Agent's receipt of a Loan Request before noon on a Business Day, the Agent shall notify each of the other Warehouse Banks by no later than 2:00 p.m. on the same Business Day; provided that if such Loan Request includes a Eurodollar Rate election, it must be received by the Agent no later than 10:00 a.m. on the Business Day before the relevant Rate Designation Date, and the Agent shall notify each of the other Warehouse Banks thereof by no later than 1:00 p.m. on that same Business Day. Each Warehouse Bank other than TCB shall make its Funding Share of the requested Loan available to the Agent in immediately available funds at the Agent's main office no later than 3:00 p.m. on the date such Loan is to be made. Upon satisfaction of all conditions precedent to the funding of a Loan, TCB shall make its Funding Share of the requested Loan available to the borrowing Obligor in immediately available funds at the Agent's main office in Houston, and upon receipt by the Agent from each other Warehouse Bank of its own Funding Share, the Agent shall make that portion of such Loan available to the borrowing Obligor in immediately available funds at the Agent's main office in Houston. If, after any of the other Warehouse Banks so provides funds to the Agent, the Agent does not fund the relevant Loan because a condition precedent is not satisfied or for any other reason, then the Agent shall return the funds so received to the Warehouse Bank(s) that provided them on the same Business Day that the Agent first determines that the Loan will not be funded if the Agent makes that determination before 2:00 p.m. on that Business Day, or on the next succeeding Business Day if such determination is not made until 2:00 p.m. or later. If the Agent fails to return such funds by the time specified, then the Agent shall be obligated to pay interest on them to the Warehouse Bank to which they are due from the day when they should have been returned to the day when they are returned at the Federal Funds Effective Rate. By submitting a Loan Request which is received by the Agent on any Business Day after the noon deadline for submitting Loan Requests specified in this Section, or if for any reason the other Warehouse Banks do not receive notice of a Loan Request by the 2:00 p.m. deadline specified in this Section, then such Loan Request shall automatically be deemed to be a request for both (a) a Swing Loan to be made by TCB on the Business Day TCB first received such Loan Request and (b) the Loan actually requested by the text of such Loan Request to be made by the Warehouse Banks on or before the fifth (5th) -- or at the Agent's election, earlier -- following Business Day. TCB shall fund each Swing Loan that is deemed requested by operation of this Section on the same Business Day it is requested if the requirements of (a) Section 2.3(b) and (b) the applicable Subsection of
Section 2.14 that relates to the type of Loan actually requested are satisfied (otherwise neither TCB nor the Warehouse Banks shall have any obligation to fund either such Swing Loan or the Loan so requested by such Loan Request's text).

         Section 2.15 Releases of Sold or Securitized Pledged Mortgages. When the sale is settled of any Pledged Mortgage, or of any Mortgage-Backed Securities created from a Pool that includes any Pledged Mortgage, the owning Obligor shall cause the Qualified Investor purchasing such Pledged Mortgage, Pool or Mortgaged-Backed Securities to pay directly to the Agent, for application Ratably as a mandatory prepayment on the Current Warehouse Notes, the amount the Warehouse Banks together have lent against that sold Pledged Mortgage or against all Pledged Mortgages in that Pool, whichever the case may be. Each of the Obligors hereby GRANTS to the Agent, as secured party for itself and the other Banks, a security interest in all of such Obligor's present and future right, title and interest in the Mortgage-Backed Securities created from each Pool that includes any Pledged Mortgages and in such Obligor's present and future rights to demand, have, receive and receipt for them and their proceeds until the full amount of such mandatory prepayment for the sold Pledged Mortgages in that Pool shall have been made. Each of the Obligors agrees to take all steps necessary to cause all such Mortgaged-Backed Securities to be duly registered in the Agent's name and to be delivered to the Agent (meaning, in the case of uncertificated or book-entry securities, registered as owned by the Agent on the books of the financial intermediary that is shown as their record owner on the books of the fiscal agent for the issuer of such securities) until such mandatory prepayment for that securitized Pool has been made. Each of the Obligors hereby APPOINTS the Agent as its attorney-in-fact to take all such steps in its name and behalf, and each such appointment shall be deemed a power coupled with an interest and shall be irrevocable. Upon payment in full of the amount the Warehouse Banks have lent against such sold Pledged Mortgage(s), the Agent's security interest in such sold Pledged Mortgage(s) only shall terminate and shall be released by the Agent upon the owning Obligor's request and at its expense.

         Section 2.16 Mandatory Prepayments or Collateral Substitutions for Ineligible Mortgages. Each of the Obligors agrees that if at any time after any Warehouse Loan is funded against the security of any Residential Mortgage, that Residential Mortgage ceases to be, or is discovered by the Obligors or any Warehouse Bank not to be, an Eligible Mortgage, then its Warehouse Loan Value shall automatically become zero and whichever Obligor pledged it to the Agent will promptly either:

         (a) prepay to the Agent for application Ratably against the Current Warehouse Notes, the Warehouse Loan Value used for borrowing under the Warehouse Line against that ineligible Residential Mortgage, as a mandatory prepayment of principal on the Current Warehouse Notes; or

         (b) furnish the Agent substitute collateral having Warehouse Loan Value, as determined by the Agent, equal to or greater than the Warehouse Loan Value used for borrowing under the Warehouse Line against that ineligible Residential Mortgage, of a type, and by instruments all of which are, satisfactory to and approved by the Agent in its discretion.

         Section 2.17 Mandatory Prepayments or Collateral Substitutions for Ineligible Foreclosed Property Collateral. Each of the Obligors agrees that if at any time any legal proceeding is instituted seeking to set aside or otherwise attacking the trustee's sale (or other mortgage Lien foreclosure sale) by whichever Obligor acquired any Foreclosed Property that is then mortgaged or proposed to be mortgaged to obtain or continue any Foreclosed Properties Loan, or if any Foreclosed Property suffers casualty damage or is threatened with condemnation, or if for any other reason it ceases to be an Eligible Receivable or is discovered by such Obligor or the Agent not to be an Eligible Receivable, then and in any such event the Receivables Loan Value of that particular Foreclosed Property shall automatically become zero, irrespective of the merits of any such legal proceeding, the extent or repairability of the damage or the extent, portion or configuration of the Property threatened to be condemned. Each of the Obligors agrees that on each occasion (if any) that such an event occurs, the applicable Obligor will notify the Agent in writing of such proceedings, casualty damage or condemnation threat promptly after the applicable Obligor learns of them or it, and the applicable Obligor will promptly either:

         (a) prepay to the Agent for application Ratably on the Current Warehouse Notes the Receivables Loan Value used for borrowing under the Foreclosed Properties Sub-subline against that ineligible Foreclosed Property, as a mandatory prepayment of principal on the Current Warehouse Notes; or

         (b) furnish the Agent substitute collateral having Receivables Loan Value, as determined by the Agent, equal to or greater than the Receivables Loan Value used for borrowing under the Foreclosed Properties Sub-subline against that ineligible Foreclosed Property, of a type, and by instruments all of which are, satisfactory to and approved by the Agent in its sole discretion.

         Section 2.18 Title Insurance; Recording of Foreclosed Properties Mortgages. The Obligors agree that the Agent may record or register any of the Obligors' Foreclosed Properties Mortgages, and the Obligors agree to pay for the fees and costs incurred in recording or registering such Foreclosed Properties Mortgages (and if the applicable Obligor fails or refuses to do so, then the Agent may pay such recording or registration cost, and the applicable Obligor will reimburse the Agent all such costs and expenses so incurred). If any Foreclosed Properties Loan made by the Warehouse Banks is not paid in full on or before one (1) year after its funding date, the borrowing Obligor agrees to pay for and deliver to the Agent promptly after the expiration of that one
(1) year period, without notice or demand, a mortgagee policy of title insurance in form and substance satisfactory to the Agent covering the related Foreclosed Property and in the amount of its appraised value as represented by the borrowing Obligor to the Agent when the borrowing Obligor requested such Foreclosed Properties Loan.

         Section 2.19 Disposition of Foreclosed Properties. Each of the Obligors hereby agrees to dispose of all such Foreclosed Properties mortgaged to the Agent in the ordinary course of business as promptly as is reasonable and prudent and to apply the net proceeds of such dispositions to reduce the Current Warehouse Notes.

         Section 2.20     Partial Releases of Foreclosed Properties.

         The Foreclosed Properties shall be partially released from the Foreclosed Properties Mortgages covering them from time to time upon the borrowing Obligor's written request, provided that:

         (a) no Default or Potential Default has occurred and is continuing;

         (b) the Current Warehouse Notes have not matured (however such maturity may have occurred or been brought about); and

         (c) the aggregate principal of all Foreclosed Properties Loans outstanding after giving effect to the requested release would not (in the Agent's reasonable judgment) exceed the aggregate Receivables Loan Value of all other Foreclosed Properties then mortgaged to the Agent.

Any such request shall be in writing, shall identify each Foreclosed Property proposed to be partially released by its address and the date of the Foreclosed Properties Mortgage held by the Agent which covers it, and (unless all outstanding Foreclosed Properties Loans would remain fully and adequately secured after such release, in the Agent's judgment, and the Agent shall have therefore waived this requirement) shall be accompanied by a principal payment on the Current Warehouse Notes in an amount equal to the aggregate Receivables Loan Values of all such Foreclosed Properties proposed to be partially released. If that Foreclosed Properties Mortgage has not yet been registered or recorded, then the partial release, if granted, shall be effected by the Agent's striking out the description of such Foreclosed Property in the Foreclosed Properties Mortgage, making a marginal notation beside such description, "partially released on [date]", initialing the change and notifying the borrowing Obligor in writing that that action has been taken. If such Foreclosed Properties Mortgage has been registered or recorded, then such partial release, if granted, shall be made by written partial release in recordable form executed by the Agent and paid for by and made available to the borrowing Obligor. Upon both payment in full of all of the borrowing Obligor's other Obligations under all Facilities, and expiration or termination of the Warehouse Line, all unrecorded Foreclosed Properties Mortgages (if any) shall be returned to the borrowing Obligor and all registered or recorded Foreclosed Properties Mortgages shall be released at the borrowing Obligor's expense and upon its written request.

                ARTICLE 3.  MORTGAGE POOLS PURCHASE AGREEMENT

         Section 3.1 General Description and Certain Definitions. This Article establishes and governs the Mortgage Pools Purchase Agreement pursuant to which the Warehouse Banks will purchase from the Obligors from time to time Pools of Mortgage Loans that are not Defective Mortgages ("Qualified Mortgage Loans") whose files are ready for GNMA initial certification (or at the equivalent stage of completion) as an eligible Pool of Qualified Mortgage Loans which, upon GNMA final certification (or full compliance with parallel FNMA or FHLMC requirements) will be "Securitized", i.e. GNMA- guaranteed or FNMA-issued or guaranteed Mortgage-Backed Securities (each an "MBS") or FHLMC-issued or guaranteed mortgage participation certificates (each a "PC") will be created, issued and guaranteed which are based on and backed by such Pool, and which MBSs or PCs ("Securities") will, in turn, be timely issued and have all other characteristics necessary to satisfy all of the requirements of a written agreement ("Trade Ticket") issued in favor of the applicable Obligor by a Qualified Investor to purchase such MBS or PC on the settlement date ("Settlement Date") prescribed by the Trade Ticket. This is a revolving purchase facility pursuant to which the Warehouse Banks' Invested Balance on any day shall be as much as (but not more than) Two Hundred Million Dollars ($200,000,000) (the "Mortgages Purchase Limit"). Until the Warehouse Termination Date or the earlier date (if any) when this Facility is terminated by either the Obligors' or the Warehouse Banks' (or the Agent's) giving a written termination notice to the other in accordance with Section 6.2, the Obligors will from time to time submit Pools for purchase under this Mortgage Pools Purchase Agreement and, upon and subject to the all of the terms and conditions of the Current Facilities Agreement, the Warehouse Banks will purchase them.

         Section 3.2 Pool Purchases. (a) Each offer to sell a Pool to the Warehouse Banks under this Facility shall be made by the applicable Obligor's submitting to the Agent a written Offer to Sell Mortgage Pools form (attached as Exhibit C to this Agreement) (an "Offer") with all required enclosures and all blocks and blanks in it and its enclosures properly completed by no later than 2:30 p.m. on the Business Day the proposed purchase is to be made. The Warehouse Banks may accept any Offer covering Qualified Mortgage Loans and thereby become owners of the Pool by paying the

Pool purchase price stated in any Offer, which shall be equal to the aggregate MPPA Value of all Qualified Mortgage Loans described in such Offer.

         (b) If the Agent, as agent and representative of the Warehouse Banks accepts an Offer, then each Warehouse Bank's obligation to purchase, Ratably, such Qualified Mortgage Loans shall be several and not joint -- no Bank has any obligation under this Mortgage Pools Purchase Agreement to purchase any part of any other Bank's obligation to purchase, Ratably, such Qualified Mortgage Loans or otherwise -- and the respective maximum purchase obligations of the Warehouse Banks, as to accepted Offers only, are set forth on the Commitments Schedule.

         (c) The failure of any Warehouse Bank to purchase, Ratably, its part of any accepted Offer shall not in itself relieve any other Warehouse Bank of its obligation to purchase, Ratably, its part of any accepted Offer; provided, that no Warehouse Bank shall be responsible or incur any liability whatsoever for the failure of any other Warehouse Bank to purchase, Ratably, its part of any accepted Offer that such other Warehouse Bank is obligated to purchase.

         (d) The maximum amount available for purchases on any day under this Mortgage Pools Purchase Agreement -- is and shall be:

                 the lesser of:

                 (1) the positive difference, if any, between (A) the Mortgages Purchase Limit for that day and (B) the sum of the Warehouse Banks' Net Shares outstanding on that day for all Pools purchased by them from the Obligors under this Mortgage Pools Purchase Agreement; and

                 (2) the positive difference, if any, between (A) the Linked Lines Limit for that day and (B) the sum for that day of (i) the Warehouse Banks' Net Shares outstanding on that day for all Pools purchased by them from the Obligors under this Mortgage Pools Purchase Agreement plus (ii) all outstanding Loans under the Warehouse Line (and its Sublines and Sub-sublines).

         Section 3.3 Servicing After Purchase. (a) If and for so long as the Warehouse Banks own a Pool, the selling Obligor agrees to service the Qualified Mortgage Loans in that Pool as the Warehouse Banks' agent and to remit to the Agent (for disbursement to the Warehouse Banks) by the fifth (5th) day of each month all principal payments and principal prepayments received on such Qualified Mortgage Loans during the preceding month, and in accordance with the same standards and requirements as if the Pool in which such Qualified Mortgage Loan is included had already been Securitized and the related Security guaranteed or issued by whichever of GNMA, FNMA or FHLMC that Pool was originally designated to be assigned to, in accordance with the servicing provisions of the applicable GNMA, FNMA or FHLMC Mortgage-Backed Securities seller/servicer guide ("Guide"), for the account, however, of the Warehouse Banks instead of GNMA, FNMA or FHLMC, provided that the selling Obligor shall at all times comply with applicable Laws, FHA regulations and VA regulations and the requirements of any PMI so that the FHA insurance, VA guarantee or any applicable insurance or guaranty in respect of any Qualified Mortgage Loan is not voided or reduced. The selling Obligor shall receive no compensation for such servicing in addition to or other than the revenues derived by the selling Obligor from retaining the interest earned on the Qualified Mortgage Loans in the Pools purchased by the Warehouse Banks while no Default or Potential Default has occurred and is continuing, to the extent (if any) that such earned interest so collected and so retained by the selling Obligor exceeds the Fee.

         (b) The Obligors agree for the benefit of the Warehouse Banks to maintain or cause to be maintained the servicing of the Qualified Mortgage Loans in conformity with accepted servicing practices in the industry, in compliance with all applicable Laws, and in a manner at least equal in quality to the servicing the Obligors provide to Qualified Mortgage Loans which they own.

         (c) The Obligors agree that the Warehouse Banks are the owners of all servicing records, including but not limited to any and all servicing agreements, files, documents, records, data bases, computer tapes, copies of computer tapes, proof of insurance coverage, insurance policies, appraisals, other closing documentation, payment history records, and any other records relating to or evidencing the servicing by the Obligors of the Qualified Mortgage Loans (the "Servicing Records"). The Obligors hereby GRANT to the Agent a security interest in all fees and rights relating to the Qualified Mortgage Loans and all Servicing Records to secure the obligations of the Obligors to service, or cause to be serviced, the Qualified Mortgage Loans in conformity with this Section 3.3 and any other Obligations of the Obligors to the Warehouse Banks. The Obligors covenant to safeguard such Servicing Records and to deliver them promptly at the Warehouse Banks' request to the Agent or its designee, and the Obligors acknowledge that the Obligors are holding the Servicing Records in trust for the Agent, as agent and representative of the Warehouse Banks.

         (d) Except as set forth in this Section, the Obligors shall not permit the transfer of any servicing rights that the Obligors have, or other obligations, with respect to the Qualified Mortgage Loans without the prior written consent of the Warehouse Banks. This Section shall not grant any additional right to the Agent or the Warehouse Banks not otherwise granted pursuant to this Mortgage Pools Purchase Agreement.

         Section 3.4 Additional Rights Purchased by Pool Purchase Price Payment. As additional consideration for the purchase price paid by the Warehouse Banks for each Pool they purchase, and in lieu of the Warehouse Banks' receiving any interest from any Qualified Mortgage Loan in that Pools, the Obligors agree:

         (a) to pay the Warehouse Banks a fee (the "Fee"), due and payable monthly in arrears on or before the fifteenth (15th) day of the next succeeding calendar month after the month of accrual, equal to the Pools Stated Rate applied to the average daily balance (the "Warehouse Banks' Invested Balance") of (1) the sum of the Pool Purchase Price Paid by the Warehouse Banks for all Pools purchased by the Warehouse Banks less (2) the sum of resale proceeds of such Pools (or of the PCs or MBSs created from them) actually received by the Warehouse Banks. "Pools Stated Rate" means for any day, a rate per annum equal to the lesser of (1) the Adjusted LIBOR Rate for that day, plus the Applicable Margin or (2) the Ceiling Rate; provided, that the Obligors may elect as the Pools

Stated Rate to be applied for that day to a designated portion of the then-outstanding Warehouse Banks' Invested Balance which portion is both (x) not past due and (y) less than or equal to the Free Adjusted Balances a rate per annum equal to the Applicable Margin (only) for that day and for that designated portion of the Warehouse Banks' Invested Balance; however, to the extent that the portion so designated exceeds the TCB Balances, the Agent will pay to the Warehouse Banks other than TCB, Ratably, a Fee on such excess at a rate per annum equal to the Applicable Margin plus the Federal Funds Effective Rate although if doing so would violate Regulation Q, on demand made by the Agent, the Obligors shall gross-up and pay to the Agent the Fee on that designated portion so that the Agent will have the funds to pay the Fee due to the other Warehouse Banks without violating Regulation Q. In no event will the Agent ever be obligated to pay any amount that would violate Regulation Q. All calculations of the Pools Stated Rate and the Federal Funds Effective Rate under this Mortgage Pools Purchase Agreement shall be computed on the basis of the actual number of days elapsed over a year of 360 days -- unless that would produce a rate in excess of the Ceiling Rate, in which event such rate shall be computed on the actual number of days elapsed over a year of 365 days, or 366 days in a leap year, to the extent required to prevent such rate from exceeding the Ceiling Rate. Although the primary source of funds to pay the Processing Fees relating to Qualified Mortgage Loans purchased by the Warehouse Banks under this Mortgage Pools Purchase Agreement and the Fee is anticipated to be interest earned and collected by the Obligors on the Qualified Mortgage Loans in each Pool, in consideration of the selling Obligor's retaining (subject to the provisions of this Mortgage Pools Purchase Agreement) the servicing rights and the interest earned on the Qualified Mortgage Loans in the Pools purchased by the Warehouse Banks while no Default or Potential Default has occurred and is continuing, the Obligors agree to pay the accrued Fee and accrued Processing Fees relating to Qualified Mortgage Loans purchased by the Warehouse Banks under this Mortgage Pools Purchase Agreement and agree that their continuing obligation to pay all such Processing Fees and Fees accrued before the Warehouse Banks have recovered the entirety of the purchase price paid by them for each Pool they purchase under this Facility (the "Pool Purchase Price Paid") shall not be diminished, deferred or impaired by the termination, expiration, modification, rearrangement, breach or waiver, in whole or in part, of this Mortgage Pools Purchase Agreement, any Commitment (as defined in Exhibit C), any Trade Ticket or any other instrument or agreement, or by any inadequacy of earned or collected interest on the Qualified Mortgage Loans in any such Pool to compensate the Obligors for undertaking or performing such absolute obligation to pay such accrued Fees and Processing Fees. For any day, the sum of (x) the outstanding (unrecovered) balance on that day of the Pool Purchase Price Paid by the Warehouse Banks for all Pools purchased by them under this Facility, plus (y) the amount of accrued and unpaid Fee that would be owed to the Warehouse Banks on that day if the Warehouse Banks were to fully recover their outstanding investments in all Pools on that day is called the "Warehouse Banks' Net Share" of all Pools, and the Warehouse Banks' Net Share of any particular Pool (or Qualified Mortgage Loan) on any day is the sum of
(i) the outstanding (unrecovered) balance on that day of the Pool Purchase Price Paid by the Warehouse Banks for that Pool (or that Qualified Mortgage
Loan) under this Facility, plus (ii) the amount of accrued and unpaid Fee that would be owed to the Warehouse Banks on that day in respect of that Pool (or Qualified Mortgage Loan) only if the Warehouse Banks were to recover their outstanding investment in that Pool (or Qualified Mortgage Loan) on that day.

         (b) to maintain on deposit with the Agent (or its designee) all escrow amounts relating to all Qualified Mortgage Loans in each Pool purchased by the Warehouse Banks under this Facility, both before and after that Pool is Securitized, for so long as (1) the Warehouse Banks have not recovered the Pool Purchase Price Paid by the Warehouse Banks for that Pool and (2) the Obligors or any of their Affiliates retains servicing rights.

         Section 3.5 Qualified Mortgage Loans Lent to the Selling Obligor for Transfer to Qualified Investors. When all Qualified Mortgage Loan documentation for a Pool is completed, the appropriate document package is delivered to the Qualified Investor and that Pool is ready to be Securitized (i.e., in the instant immediately before the Securities based on and backed by that Pool are issued or guaranteed, as the case may be, by GNMA, FNMA or FHLMC), the Warehouse Banks, acting through the Agent, will lend the Pool to be so Securitized to the selling Obligor solely for the purpose of enabling the selling Obligor to create -- or arrange for the creation of, as appropriate for the type of Securities to be created -- MBSs or PCs based on and backed by the Qualified Mortgage Loans in that Pool with such transfer representations and warranties as the Qualified Investor or the Law shall require or imply being given and made by the selling Obligor for its own account (and not as any type of agent for the Warehouse Banks or the Agent -- the selling Obligor is not and shall not be the Warehouse Banks' or the Agent's agent except to the limited extent required to enable the selling Obligor to properly service the Qualified Mortgage Loans in that Pool while the Warehouse Banks own them), it being understood and agreed that that Pool will be deemed and construed as transferred by the Warehouse Banks to the selling Obligor (and only for the limited purpose stated and as a loan of such Pool, ownership of which shall remain in the Warehouse Banks) and not to the Qualified Investor, and that each such transfer will be without recourse on the Warehouse Banks or the Agent and without any express or implied warranty or representation about or in respect of any of the Qualified Mortgage Loans in that Pool, their validity, genuineness, ownership, regularity, legal compliance, value or any other characteristic or attribute other than the representation that -- subject to all regulatory requirements and conditions -- the Warehouse Banks have full power and authority to own, and, acting through the Agent, to transfer their right, title and interest in and to, that Pool and each of its Qualified Mortgage Loans. The Warehouse Banks and the Agent reserve the right, however, to not give physical possession of the Qualified Mortgage Loans in that Pool to the selling Obligor or its agents at any time, and instead the Warehouse Banks intend for the Agent to ship the Qualified Mortgage Loans being Securitized directly to the Qualified Investor or the Qualified Investor's designated custodian (which may, of course, be the Agent in some cases). By no later than 12:00 noon of the Business Day before the Business Day on which the Obligors are requesting that the relevant Pool be shipped or certified as hereinafter provided in this sentence, the selling Obligor will take all steps necessary to
(A) deliver to the Agent the Files for each Qualified Mortgage Loan that is sold to the Buyers and is to be included in a Pool that the Agent is to either ship to FNMA's or FHLMC's designated custodian or certify to GNMA, and (B) deliver to the Agent the pool list of any such Pool to be certified to GNMA. The selling Obligor will also cause (x) each Pool to be completed and Securitized sufficiently in advance of the Settlement Date to timely comply with all Trade Ticket requirements for settlement, (y) the resulting MBSs or PCs to be issued and delivered to the Qualified Investor in a similarly timely fashion and (z) the Agent (for the accounts of the Warehouse Banks) to be paid, by no later than the Settlement Date provided under the Trade Ticket for each Pool, an aggregate amount (the "Sale Price") equal to the sum (without duplication) of (i) the Pool Purchase Price Paid by the Warehouse Banks for that Pool plus (ii) the accrued Fee allocable to that Pool and accrued for the full time period between the date of the Warehouse Banks' purchase of that Pool until the Warehouse Banks have recovered Pool disposition cash proceeds equal to the Pool Purchase Price Paid by the Warehouse Banks (provided that the selling Obligor may elect to defer payment of such accrued Fee until the fifteenth (15th) day of the calendar month next following the month in which such Settlement Date falls unless the selling Obligor is not then in compliance with any of its material obligations under this Mortgage Pools Purchase Agreement or if a Default or a Potential Default has occurred and is continuing), less (iii) all principal payments and prepayments (if any) from that Pool theretofore received by the Agent (for the accounts of the Warehouse Banks). Without limitation, promptly after each Pool is purchased by the Warehouse Banks, the selling Obligor shall (1) irrevocably direct the Qualified Investor to pay the entire amount of the purchase consideration for each MBS or PC created from such Pool directly to the Agent and to confirm receipt of that direction directly to the Agent and (2) to cause every MBS or PC created or to be created from any such Pool to be issued or registered as follows and to take every other step necessary or appropriate to cause the entire consideration for any sale or other disposition of such PC or MBS to be paid directly to the
Agent:

                          (A)     The Obligors agree to cause all such MBSs or
PCs which are certificated Securities to be issued in the name of -- or, if such certificated Securities were subscribed for or originally issued in another name, properly endorsed and negotiated to -- C A England (a nominee partnership established by The Chase Manhattan Bank for the sole purpose of registering Securities) and to be delivered "free" to:

                 The Chase Manhattan Bank Securities Department
                 55 Water Street South Bldg.
                 Govt/STP 2nd Floor Window 8
                 New York, New York  10041
                 A/C C7-32810.

                          (B)     The Obligors agree to cause all such MBSs
guaranteed by GNMA in uncertificated or book-entry form -- or in certificated form but traded as if uncertificated -- to be credited "free" when issued to The Chase Manhattan Bank's book-entry account with the Participants Trust Company accompanied by the following wiring instructions:

                 Chase Manhattan Bank ABA #021000021
                 Chase/NYC/CCS/C7-32810

                          (C)     The Obligors agree to cause all such
uncertificated or book-entry Securities guaranteed and/or issued by FNMA or FHLMC to be credited "free" when issued to The Chase Manhattan Bank's book-entry account with the Federal Reserve Bank of New York, accompanied by the following wiring instructions:

                 Chase Manhattan Bank ABA #021000021
                 Chase/NYC/CCS/BT-8446779;

THE OBLIGORS AGREE TO CONFIRM (BY ASKING THE AGENT TO VERIFY) THAT THE RELEVANT DELIVERY AND WIRE INSTRUCTIONS SET FORTH IN CLAUSES (A), (B) OR (C) ABOVE ARE CURRENTLY CORRECT BEFORE MAKING ANY SUCH DELIVERY OR WIRE TRANSFER OF SECURITIES.

                          (D)     The Obligors agree to instruct The Chase
Manhattan Bank, as agent and as securities intermediary designated by the Agent for all such Securities, to deliver them to purchasers designated by the Obligors only "against payment"; and

                          (E)     The Obligors agree to take all other steps
requested by the Agent which the Agent deems to be necessary or appropriate to establish and maintain uninterrupted first and prior perfection of the Agent's security interest (as agent and representative of the Banks) in such Securities and their proceeds and control of all securities entitlements in respect of such securities and to cause all proceeds of their disposition to be paid directly by their acquirers to the Agent until the full Sale Price for each Pool so Securitized and sold has been actually and finally received by the Agent.

To facilitate the Agent's perfecting and continuing its registration as owner (as agent and representative of the Banks) of such Securities and the Agent's obtaining and maintaining control of them and their related securities entitlements, the Obligors hereby APPOINT the Agent as their attorney-in-fact to take all such steps in the applicable Obligor's name and behalf, but only upon a Default or Potential Default, and that appointment shall be deemed a power coupled with an interest and shall be irrevocable until the expiration or termination of this Mortgage Pools Purchase Agreement and for so long thereafter as the Obligors have any outstanding Obligations to the Banks.

         If for any reason (including but not limited to, any act or omission by the Agent or any of the other Warehouse Banks), any such Trade Ticket transaction is not completed on or before two (2) Business Days after its specified Settlement Date, then the Obligors agree to:

                 (a) promptly pay any and all margin calls for the affected Pool then or thereafter made by the Agent, as contemplated in Section 3.9; and

                 (b) promptly obtain and furnish the Warehouse Banks a copy of a replacement Trade Ticket that is acceptable (and issued by a Qualified Investor) to the Agent and all characteristics of which can be satisfied by that Pool (a "Qualified Substitute Ticket").

         Section 3.6 Security Agreement. To secure performance of all of the Obligors' Obligations under this Mortgage Pools Purchase Agreement and under each Offer, the Obligors hereby GRANT the Agent (as secured party for the Warehouse Banks) a security interest in all of the Obligors' present and future rights and interests (if any) in and to:

         (a) each Pool and all Qualified Mortgage Loans in it from time to time offered by either Obligor to the Warehouse Banks under an accepted Offer from (1) the earlier of (A) the date the Warehouse Banks give value for that Pool -- the Obligors hereby declare that the Warehouse Banks' agreement to purchase it constitutes value -- or (B) the date either Obligor acquires (or reacquires) an interest in that Pool until (2) the earlier of (A) GNMA's or FNMA's or FHLMC's issuance or guaranty of MBSs or PCs (as the case may be) created from that Pool as provided in Section 3.5 or (B) complete fulfillment of all of the Obligors' Obligations to the Warehouse Banks and the Agent under this Mortgage Pools Purchase Agreement and under each Offer made and accepted under this Facility;

         (b) each MBS and each PC which is (or is to be) backed by or created from any Pool purchased by the Warehouse Banks under this Facility from the time either Obligor first acquires (or reacquires) rights in such Securities until they are sold pursuant to a Trade Ticket approved by the Agent (although the Agent's security interest in the proceeds of such sale shall continue as provided in the next sentence below), in and to all commitments to issue such MBSs and PCs, and in and to all rights to have or receive any and all such Securities or any rights or interests in them;

         (c) each Trade Ticket in respect of each Pool purchased by the Warehouse Banks under this Facility;

         (d) all accounts and general intangibles arising out of or derived from any of the foregoing; and

         (e)     all proceeds of any of the foregoing.

All security interests granted hereby shall be first and prior and shall continue in full force and effect until all of the Obligors' Obligations to the Warehouse Banks and the Agent under this Mortgage Pools Purchase Agreement and every accepted Offer have been fully performed and satisfied, provided that the Agent's security interest in each Pool assigned to FNMA, GNMA or FHLMC to create MBSs or PCs from that Pool shall be released (a) automatically effective when that Pool is so assigned to GNMA, FNMA or FHLMC or (b) by written release or termination statement executed by the Agent after its receipt of the Sale Price for that Pool, although any such automatic or manual release shall not release, affect or impair any of the Agent's or any of the other Warehouse Banks' interests (including the Agent's security interest in all of either Obligor's right, title and interest) in (1) the Securities created from that Pool, (2) all cash and other proceeds of that Pool and all Securities created from it and (3) the Trade Ticket and its proceeds, and the Agent's and the Warehouse Banks' interests (including the Agent's security interest in all of either Obligor's right, title and interest) in such Securities, Trade Ticket and proceeds shall continue until the Agent has received for the Warehouse Banks full payment of the Sale Price for that Pool. The Agent shall have all of the rights of a secured party under the Laws of the state where such collateral is located, and shall have the express right to transfer any Collateral into its own name, either before or after any Default or Potential Default. Without limiting any of the foregoing provisions, if for any reason any court of competent jurisdiction shall construe or characterize the Warehouse Banks' purchase of any

Pool or Pools to be a loan or extension of credit rather than the true sale which the selling Obligor and the Warehouse Banks and the Agent expressly hereby declare that they intend it to be, then the provisions of this Section shall be construed and given effect so as to create and perfect in the Agent (as secured party for the Warehouse Banks) a first, prior and continuous security interest in all of the selling Obligor's rights, titles and interests in each affected Pool and all proceeds (and the term "proceeds" shall be construed to include each MBS and PC backed by or created from such Pool, each Trade Ticket related to it and all proceeds thereof) having its inception on the date that the Warehouse Banks funded money to the selling Obligor or for its account against or in respect of that Pool, and the amount of the Fee for the transaction or transactions so construed or characterized shall be absolutely limited to the maximum nonusurious amount of interest allowed by whichever of applicable Texas or federal laws permit the higher amount of interest to be contracted for, reserved, charged or received (as applicable to the circumstances), it being the intention of the parties to comply with, and not to evade, all usury Laws and other applicable Laws.

         Section 3.7 Obligation on any Transaction Failure. If for any reason (including any act or omission of the Agent or the Warehouse Banks except the willful or grossly negligent act or omission of the Agent or the Warehouse Banks) the selling Obligor has not successfully caused to be sold to a Qualified Investor any Pool purchased by the Warehouse Banks on or before the date (the "Failure Date") that is two (2) Business Days after that Qualified Investor's applicable Trade Ticket expires, then the selling Obligor shall be in default of its obligations to the Warehouse Banks with regard to such Pool (an "Affected Pool") and shall have committed a breach of this Mortgage Pools Purchase Agreement. Upon the occurrence of any such breach, the Warehouse Banks and the Agent shall cease to have any obligation to deliver the Affected Pool under any Trade Ticket, to lend the Affected Pool to the selling Obligor pursuant to Section 3.5 or to honor any option the selling Obligor may have by contract or operation of Law to reacquire the Affected Pool, and the Warehouse Banks may elect then or at any time thereafter to: (a) terminate the selling Obligor's rights and obligations to service the Qualified Mortgage Loans in the Affected Pool as provided for in Section 3.3; (b) obtain a new commitment or Trade Ticket from a third party to purchase the Affected Pool; (c) sell the Affected Pool to a third party; (d) terminate this Mortgage Pools Purchase Agreement by giving a written termination notice to the Obligors in accordance with Section 6.2 or (e) do any combination of those things. Should the Warehouse Banks (acting through the Agent) terminate the selling Obligor's rights and obligations to service the Qualified Mortgage Loans in the Affected Pool, the selling Obligor agrees to promptly deliver all files and papers related to that Affected Pool to the Agent, the selling Obligor shall not be entitled to receive any sums or fees related to servicing the Qualified Mortgage Loans in the Affected Pool from or after the Failure Date, and for purposes of calculating the Warehouse Banks' Fee in respect of the Affected Pool from and after the Failure Date, the Pools Stated Rate shall be the greater of (1) the Pools Stated Rate as determined in Section 3.4 that is applicable to that Pool for the applicable time period or (2) the annual coupon interest rate provided for in the promissory notes secured by the Qualified Mortgage Loans in the Affected Pool divided by 360, but in no event shall the Fee ever exceed the Ceiling Rate. Any ancillary income received by the Warehouse Banks or the Agent related to the servicing of the Qualified Mortgage Loans in the Affected Pool shall not be applied to or reduce the Warehouse Banks' Net Share for the Affected Pool. If either Obligor should breach the provisions of this Section, that shall not terminate or abate the Obligors' Margin Obligations to the Warehouse Banks with regard to the Affected Pool, as provided for in Section 3.9, and the Obligors' Margin Obligations to the Warehouse Banks with regard to the Affected Pool shall only terminate upon (a) the sale of the Affected Pool to a third party or (b) the selling Obligor's repurchasing the Affected Pool from the Agent if the Warehouse Banks elect to resell it to the selling Obligor, by payment of the "Applicable Repurchase Amount", which means payment to the Agent (for the accounts of the Warehouse Banks) in good, collected Houston funds by either such third party or the selling Obligor (as the case may be) of the sum of (1) an amount equal to the Warehouse Banks' Net Share which the Warehouse Banks would have received in respect of that Qualified Mortgage Loan if its purchase by the Qualified Investor provided for in the Trade Ticket represented by the selling Obligor to have most recently covered it (whether or not it was actually so covered) were completed in strict accordance with its terms and on its stated expiration date plus (2) (without duplication of any payment) an amount equal to any increase in the Warehouse Banks' Net Share due to the passage of time. Should the Agent sell any Affected Pool to a third party, in the absence of manifest error, the purchase price obtained by the Agent shall be conclusively presumed to be the fair market value of that Affected Pool (which may or may not be the same as the quoted market value for comparable mortgages as quoted on the Telerate computer quotation system which is used for calculating the Margin Obligations to the Warehouse Banks as provided for in
Section 3.9). Upon the sale of any Affected Pool to a third party, the selling Obligor shall promptly pay to the Agent (for the accounts of the Warehouse Banks) an amount equal to the Warehouse Banks' Net Share as of the sale date, less the net proceeds realized by the Warehouse Banks from the sale of the Affected Pool (the "Make Whole Payment"). The Warehouse Banks may elect to apply any margin previously paid by the selling Obligor with respect to the Affected Pool, to the selling Obligor's obligation to pay the Make Whole Payment, and if there is any excess of margin paid related to the Affected Pool after applying the margin to pay part or all (as the case may be) of the Make Whole Payment, the Warehouse Banks will refund such excess to the selling Obligor, provided that no Default or Potential Default then exists. However, application of the margin related to the Affected Pool to the Make Whole Payment shall in no way limit or waive any rights the Warehouse Banks may possess under or diminish any obligations of the selling Obligor with respect to any provision of this Mortgage Pools Purchase Agreement for any Pool or Qualified Mortgage Loan, including the Affected Pool.

Furthermore, if the Agent determines that any Qualified Mortgage Loan purchased under or in respect of this Facility is a "Defective Mortgage" (defined as any Qualified Mortgage Loan that (a) is not in strict compliance with the requirements of the applicable GNMA, FNMA of FHLMC program as described in either the GNMA Mortgage Backed Securities Guide I or II, the Fannie Mae MBS Selling and Servicing Guide or the Freddie Mac Sellers' and Servicers' Guide or
(b) ceases to have MPPA Value) and if the selling Obligor fails to wholly cure (to the satisfaction of the Agent) such defects in that Qualified Mortgage Loan before the Settlement Date for the Trade Ticket that the selling Obligor has represented to the Agent covers that Qualified Mortgage Loan, then the Agent may demand that the selling Obligor immediately either repurchase such Qualified Mortgage Loan or deliver a new Qualified Mortgage Loan in exchange for the Defective Mortgage. By the close of business on the next Business Day following receipt of any such demand, the selling Obligor shall either (a) repurchase that Qualified Mortgage Loan from the Agent for the Applicable Repurchase

Amount, or (b) substitute a new Qualified Mortgage Loan (the "Substitute Mortgage"), which is in all respects acceptable to the Agent in the Agent's discretion. If the aggregate principal balances of all Substitute Mortgages are less than the aggregate principal balances of all Defective Mortgages being replaced, then the selling Obligor shall remit with such Substitute Mortgages an amount equal to the difference (the "Shortfall Amount") between the aggregate principal balance of the Substitute Mortgages and the Defective Mortgages, plus any Fee that the Warehouse Banks would have earned under this Mortgage Pools Purchase Agreement on the aggregate principal balance difference calculated as if, on the date of such remittance, the selling Obligor were repurchasing a Qualified Mortgage Loan in principal amount equal to the Shortfall Amount and covered by the same Trade Ticket as the Defective Mortgages which were only partially replaced, with the term for which the Warehouse Banks' Invested Balance is treated as having been invested in such hypothetical Qualified Mortgage Loan being repurchased ending on the date of such remittance. Absent manifest error, or if the selling Obligor does not object in writing to the Agent's calculation of a Shortfall Amount due on or before thirty (30) days after the Agent gives the selling Obligor written notice of the Agent's calculated value of that Shortfall Amount, the Agent's calculation of each Shortfall Amount shall be conclusive and binding.

         Section 3.8 Margin Calls by Obligor's Qualified Investor. The Obligors agree to maintain each Trade Ticket and all of the Obligors' obligations under it in full force and effect, not to pair off without the Agent's consent or otherwise cause or acquiesce in the effective partial or complete cancellation of any Trade Ticket, not to suffer or permit any default under any Trade Ticket and to enforce performance of the relevant Qualified Investor's obligations under each Trade Ticket. Without limitation, the Obligors expressly agree to timely deliver all margin required by the terms of each Trade Ticket.

         Section 3.9 Margin Obligations to the Warehouse Banks. If any Trade Ticket in respect of any accepted Offer is canceled, paired off or revoked by any means, or if the issuer of any Trade Ticket shall at any time have a defense to performance of its obligations under that Trade Ticket on account of offsetting obligations, the Obligors' default or for any other reason, or if the Securities purchase transaction contemplated by any Trade Ticket is not completed by the Settlement Date provided for in it, then and in any of such events, if the Securities referred to in such Trade Ticket (i.e., the Securities to be created from that Pool) decrease in market value below the Pool Purchase Price Paid by the Warehouse Banks before the Agent has disposed of such Pool (or all MBSs or PCs created from it) and fully recovered the Warehouse Banks' Invested Balance in that Pool, the Obligors agree to pay to the Agent (for the accounts of the Warehouse Banks) within twenty-four (24) hours after demand (without, however, duplication of any payment) the positive difference (if any) between (a) the sum of (1) the Purchase Price Paid by the Warehouse Banks plus (2) the Fee allocable to such Pool or the Securities created from it from the date of purchase to the date of payment pursuant to such demand over (b) the sum of all such margin and Fee payments theretofore paid by the Obligors to the Warehouse Banks (the Obligors' "Margin Obligations to the Warehouse Banks"). Absent manifest error, the market value quoted for any such Security, as quoted on the Telerate computer quotation system to which the Agent subscribes (or any comparable system to which the Agent may hereafter subscribe and elect to use for the purposes of determining the market value of such Securities), shall be conclusive evidence of the market value of such Security.

         Section 3.10 Representations, Warranties and Covenants. The Obligors represent, warrant and covenant (and such representations and warranties shall be true at the time any Pool is sold to the Warehouse Banks under this Facility) that:

         (a) The Obligors will ensure that all MBSs and PCs are initially issued to and registered in the name and account specified in Clauses (A)-(E), as applicable, of Section 3.5 (and, in cases of certificated Securities, if any, actually delivered to The Chase Manhattan Bank) immediately when issued and that the books of each financial intermediary on whose books any of such Securities are listed show the registrant required by Section 3.5 to be named as owner of the Security to be the only owner of any interest (including any limited interest) in each such Security until it is sold to a Qualified Investor pursuant to a Trade Ticket approved by the Agent.

         (b) Each Qualified Investor will be irrevocably instructed to remit directly to the Agent -- or to a financial intermediary under an accepted irrevocable instruction to deliver them to the Agent -- and not to the selling Obligor, all sums due with respect to such Qualified Investor's purchase of each MBS or PC created from any Pool purchased by the Warehouse Banks (or by the Agent on their behalf.)

         (c) The assignment of such Qualified Mortgage Loan in blank from the selling Obligor is valid and effective and the Agent and its assigns are duly authorized to complete the blanks in each such assignment and to thereby transfer such Qualified Mortgage Loan.

         (d) All documents submitted in connection with each Offer are genuine, the statements contained in each schedule of Qualified Mortgage Loans submitted to the Warehouse Banks and all other statements and representations as to each such Qualified Mortgage Loan and Pool are accurate, true and correct in all material respects and meet each of the requirements and specifications of this Mortgage Pools Purchase Agreement.

         (e) All deliveries of all Qualified Mortgage Loans and other Pool documents shall be at the selling Obligor's risk and (except only for deliveries of Qualified Mortgage Loans required to be made by the Agent as custodian under the relevant Guide) the selling Obligor's responsibility, and the selling Obligor agrees to indemnify the Warehouse Banks and the Agent and hold them harmless from all loss, cost or expense (including reasonable attorneys' fees) arising out of or incurred in connection therewith INCLUDING ANY THAT MAY RESULT FROM ANY WAREHOUSE BANK'S OR THE AGENT'S OWN SIMPLE NEGLIGENCE, EXCEPT ONLY FOR SUCH LOSS, COST OR EXPENSE, IF ANY, THAT RESULTS SOLELY FROM ANY WAREHOUSE BANK'S OR THE AGENT'S OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. The selling Obligor agrees to provide delivery instructions for all such document deliveries and all delivery service fees shall be charged to the selling Obligor and shall be its responsibility and obligation to pay.

         (f) Each Residential Mortgage in each Pool sold to the Warehouse Banks (or to the Agent on their behalf) has been duly executed by the mortgagor under such Residential Mortgage, acknowledged and recorded and is valid and binding upon such mortgagor.

         (g) If any Qualified Mortgage Loan in any purchased Pool shall for any reason become ineligible or disqualified for inclusion in that Pool pursuant to the provisions of the relevant Guide, then promptly upon demand made by the Agent, the selling Obligor shall replace that Qualified Mortgage Loan with another qualified and eligible Mortgage that meets such Pool's requirements.

         (h) The selling Obligor is the sole owner of each Pool sold or offered for sale to the Warehouse Banks and every Qualified Mortgage Loan in it and the selling Obligor has authority to sell, transfer and assign it on the terms set forth in this Mortgage Pools Purchase Agreement and the relevant Offer, and there has been no assignment, sale or hypothecation of it by the selling Obligor to any Person other than the Agent (for the Warehouse Banks.)

         (i) Each such Qualified Mortgage Loan that the selling Obligor represents to be insured by FHA or PMI, or to be guaranteed by VA, is so insured or guaranteed as represented.

         (j) The full principal amount of each such Qualified Mortgage Loan has been advanced to the mortgagor under such Qualified Mortgage Loan, either by payment directly to the mortgagor or by payment made on the mortgagor's request or approval; the unpaid principal balance is as stated in the relevant schedule enclosed with the Offer; all costs, fees and expenses incurred in making, closing and recording such Qualified Mortgage Loan have been paid; no part of the Property covered by such Qualified Mortgage Loan has been released from its Lien; the terms of such Qualified Mortgage Loan have in no way been changed or modified; and such Qualified Mortgage Loan is current and not in default.

         (k) As to each Qualified Mortgage Loan in each Pool offered to and/or purchased by the Agent (for the accounts of the Warehouse Banks), and as to all escrow balances related to the Qualified Mortgage Loans, all applicable Laws have been complied with, including but not limited to the Real Estate Settlement Procedures Act (including but not limited to Regulation X promulgated by the Federal Department of Housing and Urban Development ("HUD")), the Equal Credit Opportunity Act, the Flood Disaster Protection Act, the Truth-in-Lending Act of 1968, the Depository Institutions Deregulatory and Monetary Control Act of 1980, all as amended, and regulations issued pursuant to them; and all usury Laws and limitations, all conditions within the control of the Obligors as to the validity of the insurance or guaranty required by the National Housing Act of 1934, as amended, and the rules and regulations thereunder, and the Servicemen's Readjustment Act of 1944, as amended, and the rules and regulations thereunder, and all requirements of the mortgage insurance companies or other insurers, have been properly satisfied, and such insurance or guaranty is valid or enforceable. All escrow balances have been calculated in accordance with the contractual provisions of the Qualified Mortgage Loan, or, if more restrictive, in accordance with any applicable Guide.





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
         (l) There is in force a paid-up title insurance policy on such Qualified Mortgage Loan issued by an accredited title insurer in an amount at least equal to the outstanding principal balance of such Qualified Mortgage Loan and showing thereon no exceptions unacceptable to the Agent.

         (m) Hazard insurance policies meeting the requirements of each such Qualified Mortgage Loan and of the relevant Guide are in force.

         (n) The selling Obligor has not directly or indirectly pledged any Loan Servicing Agreements with respect to any Pool (or any Qualified Mortgage Loan in any Pool) acquired by the Agent (for the Warehouse Banks) under this Facility to any party other than Agent, nor will the selling Obligor do so without the Agent's prior written approval.

         (o) The selling Obligor agrees to immediately notify the Agent in writing upon learning of any default under any of the Qualified Mortgage Loans in any Pool purchased (or agreed to be purchased) by the Warehouse Banks, or of the institution of any proceeding before any court or other Governmental Authority in respect of a claimed violation by the selling Obligor or any other Person of Law relating to any such Qualified Mortgage Loan or a claimed defense of offset to any Qualified Mortgage Loan.

         (p) The Qualified Mortgage Loans were selected from among the outstanding Mortgage Loans in the selling Obligor's portfolio which satisfy the representations and warranties set forth in this Mortgage Pools Purchase Agreement and such selection was not made in a manner so as to affect adversely the interests of the Warehouse Banks.

         (q) The consideration received by the selling Obligor upon the sale of each Qualified Mortgage Loan will constitute reasonably equivalent value and fair consideration for the ownership interest in that Qualified Mortgage Loan.

         (r) The selling Obligor will be solvent at all relevant times prior to, and will not be rendered insolvent by, any sale of a Qualified Mortgage Loan to the Warehouse Banks.

         (s) The selling Obligor will not sell any Qualified Mortgage Loan to the Warehouse Banks with any intent to hinder, delay or defraud any of the selling Obligor's creditors.

         Section 3.11      Intent.

         (a) The parties recognize that each Offer is a "repurchase agreement" as that term is defined in Section 101 of Title 11 of the United States Code, as amended (except insofar as the type of Securities subject to such Offer or the term of such Offer would render such definition inapplicable), and a "securities contract" as that term is defined in Section 741 of Title 11 of the United States Code, as amended.

         (b) Any party's right to liquidate Securities delivered to it in connection with Offers hereunder or to exercise any other remedies pursuant hereto is a contractual right to liquidate such Securities as described in Sections 555 and 559 of Title 11 of the United States Code, as amended (to the extent applicable thereto).

         Section 3.12 Fee to Accrue and to be Paid. The Fee under this Mortgage Pools Purchase Agreement accrued at the rate provided for in this Mortgage Pools Purchase Agreement and on the Warehouse Banks' Invested Balance shall continue to be paid to the Agent when due as provided in this Mortgage Pools Purchase Agreement, and the Agent will distribute it Ratably to the Warehouse Banks.

                   ARTICLE 4.  SERVICING ACQUISITION LINE

         Section 4.1      General Terms for the Servicing Acquisition Line.

         (a) This Article sets forth terms and conditions governing the Obligors' revolving credit facility (the "Servicing Acquisition Line") requested by the Obligors and approved by the Servicing Acquisition Banks solely to provide the Obligors with refinancing of existing debt incurred by them to acquire the rights to service and to be compensated for servicing residential Mortgage Loans from time to time and all related accounts, general intangibles, rights, interests and proceeds pursuant to Loan Servicing Agreements ("Servicing Rights") that are Owned Servicing Rights and financing for the Obligors' purchases of additional Owned Servicing Rights. Loans made under the Servicing Acquisition Line are called "Servicing Acquisition Loans". This Article's provisions are subject to the other terms and conditions of the Current Facilities Agreement.

         (b) The Servicing Acquisition Banks' commitments are several and not joint -- no Bank has any obligation under this Agreement to fund any part of any other Bank's commitment for the Servicing Acquisition Line or otherwise -- and the respective commitments of the Servicing Acquisition Banks are set forth on the Commitments Schedule.

         (c) Failure of any Servicing Acquisition Bank to fund any part of its commitment for the Servicing Acquisition Line shall not in itself relieve any other Servicing Acquisition Bank of its obligation to fund its commitments for the Servicing Acquisition Line; provided that no Servicing Acquisition Bank shall be responsible or incur any liability whatsoever for the failure of any other Servicing Acquisition Bank to fund any commitment or its Funding Share of any Loan that such other Servicing Acquisition Bank is obligated to fund or make.

         (d) The maximum credit henceforth available on any day under the Servicing Acquisition Line (including refinancing and new financing credit) shall be Forty-Five Million Dollars ($45,000,000) (the "Servicing Acquisition Limit") minus the aggregate principal of the Servicing Acquisition Loans outstanding on that day.

         Section 4.2 Borrowing under the Servicing Acquisition Line. Subject to the Commitments Lapse Provision and the Funding Availability Termination Provisions, the Obligors may borrow, repay and reborrow from the Servicing Acquisition Banks up to an aggregate amount outstanding on any day of up to the Servicing Acquisition Limit for each day until December 3, 1998 (the "Revolving Servicing Acquisition Termination/Conversion Date") solely (i) to refinance each Obligor's own servicing acquisition debt incurred to acquire Owned Servicing Rights outstanding on the Effective Date and the initial draws under the Servicing Acquisition Line shall be made and applied to that purpose, and to (ii) finance each Obligor's funding of such Obligor's own acquisitions of additional Owned Servicing Rights, and for no other purposes.

         Section 4.3 Conversion of Servicing Acquisition Loans to Term Debt. On the Revolving Servicing Acquisition Termination/Conversion Date, the Revolving Servicing Acquisition Facility Fee shall automatically cease to accrue (and any accrued but unpaid portion of it shall be immediately due and payable to the Agent, for the account of the Servicing Acquisition Banks without notice or demand) and, unless a Default has occurred that the Agent has not declared in writing to have been cured or waived, the then-outstanding Servicing Acquisition Loans shall automatically convert from revolving credit loans to a term loan and shall continue to bear interest as before the conversion on its advanced and unpaid principal balance outstanding on each day at the applicable Stated Rate for Current Servicing Acquisition Notes; provided that all past due amounts, both principal and accrued interest, shall bear interest at the Past Due Rate from their due dates until paid. Interest accrued to the end of each calendar month shall be due and payable after the conversion as before on the fifteenth (15th) day of the next succeeding month, commencing January 15, 1998, and with principal due and payable in sixteen (16) equal quarterly installments, each in an amount equal to one-sixteenth (1/16th) of the outstanding principal balance of the Servicing Acquisition Loans on the Revolving Servicing Acquisition Termination/Conversion Date, with the first of such principal installments being due and payable on March 15, 1999 and a like principal installment being due and payable on the 15th day of each succeeding June, September, December and March thereafter until December 15, 2002, when all principal of and accrued interest on the Servicing Acquisition Loans then unpaid shall be finally due and payable. All interest calculations under the Current Servicing Acquisition Notes shall be computed on the basis of the actual number of days elapsed over a year of 360 days -- unless that would produce a usurious interest rate under applicable Law, in which event such rate shall be computed on the basis of the actual number of days elapsed over a year of 365 days, or 366 days in a leap year, to the extent required to prevent or minimize usury.

         Section 4.4 12/97 Master Servicing Acquisition Notes. The Obligors' borrowings under the Servicing Acquisition Line shall be evidenced by new promissory notes ("12/97 Master Servicing Acquisition Notes") dated as of the Effective Date (or by the promissory notes, if any, from time in the future issued by the Obligors to renew, extend, rearrange, increase or replace the 12/97 Master Servicing Acquisition Notes, each of which, as well as each such future note, being called a "Current Servicing Acquisition Note") substantially in the form of Exhibit D, executed by the Obligors and payable to the order of each Servicing Acquisition Bank in the face principal amount of such Servicing Acquisition Banks' Committed Sum of the Servicing Acquisition Line.





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         Section 4.5      Current Servicing Acquisition Notes' Payment
Schedule. Each Current Servicing Acquisition Note shall bear interest on its advanced and unpaid principal balance outstanding on each day at the applicable Stated Rate for Current Servicing Acquisition Notes; provided that all past due amounts, both principal and accrued interest, shall bear interest at the Past Due Rate from their due dates until paid. Interest accrued to the end of each calendar month shall be due and payable on the fifteenth (15th) day of the next succeeding month, commencing January 15, 1998. All principal and unpaid interest accrued on each Current Servicing Acquisition Note shall be due and payable on demand made at any time after either (a) the occurrence of any default under such Current Servicing Acquisition Note, the Current Facilities Agreement or any other Facilities Papers (unless the respective Servicing Acquisition Bank shall have declared in writing that the default has been cured or waived) or (b) the termination date specified in any written notice from Agent to the Obligors, indicating the election of the Servicing Acquisition Banks to terminate the Servicing Acquisition Line. If no such demand is sooner made, advanced and unpaid principal of each Current Servicing Acquisition Note shall be due and payable as provided in Section 4.3.

         Section 4.6 Current Servicing Acquisition Notes Voluntary Prepayments. The Obligors may elect to prepay the Current Servicing Acquisition Notes in whole or in part at any time without notice, penalty or fee other than the payment of any breakage costs described in the Current Servicing Acquisition Notes with respect to Loans thereunder bearing interest at the Eurodollar Rate plus the Applicable Margin, and all such prepayments shall be applied Ratably to the Current Servicing Acquisition Notes.

         Section 4.7 Servicing Acquisition Line Security. TCB, in its capacity as agent for the Banks, holds and shall hold the pledgee's interest and the security interests granted by the Obligors to TCB, as Agent for the Banks, (a) primarily, in all of the Servicing Acquisition Collateral, (b) secondarily, in all of the Warehouse Collateral and (c) on a pari passu basis in all other Collateral, to Ratably secure all of the Obligors' present and future Obligations to the Servicing Acquisition Banks under this Agreement.

         Section 4.8 Revolving Servicing Acquisition Facility Fee. While the Obligors have no obligation to borrow or to maintain any minimum balance of borrowed funds outstanding under the Servicing Acquisition Line at any time, as compensation to the Servicing Acquisition Banks for their agreements (the "Servicing Acquisition Line Commitments") to make the Servicing Acquisition Line's credit available to the Obligors between the Effective Date and the Revolving Servicing Acquisition Termination/Conversion Date and not as compensation for the use, forbearance or detention of money -- the Obligors, jointly and severally, hereby agree to pay to the order of the Agent for the account of the Servicing Acquisition Banks a facility fee (the "Revolving Servicing Acquisition Facility Fee") for each day between the Effective Date and the Revolving Servicing Acquisition Termination/Conversion Date equal to one-eighth percent (0.125%) per annum of the amount of all Servicing Acquisition Line Commitments on each such day. The Revolving Servicing Acquisition Facility Fee shall be due and payable quarterly in advance on December 31, 1997 and on the last day of each succeeding March, June, September and December (if any) thereafter; provided that upon termination of the Obligor's right to borrow under the Servicing Acquisition Line, however





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such termination shall occur, any unearned Revolving Servicing Acquisition
Facility Fee paid shall be credited to the Obligations due (or if all of the Obligations have been paid, refunded to the Obligors, their successors or assigns); provided further, that the amount of the Revolving Servicing Acquisition Facility Fee -- although not itself interest -- shall be absolutely limited to that amount which, when added to all interest contracted for, charged, reserved or received on the Servicing Acquisition Line, will not exceed an amount equal to the maximum amount of nonusurious interest on the advanced and unpaid balance of the Servicing Acquisition Line over its entire actual term allowed by whichever of applicable Texas or federal Law permits the higher nonusurious interest rate. If the amount of the Revolving Servicing Acquisition Facility Fee payable on any day calculated in accordance with the immediately preceding sentence would exceed that limit, then the Revolving Servicing Acquisition Facility Fee due on that day shall automatically be reduced to the amount that will meet, but not exceed, that limit, and if on any day the Obligors have already paid any such excess, then the excess will be refunded to the Obligors or appropriately credited against the Obligors' then-outstanding Current Servicing Acquisition Notes, whichever the Servicing Acquisition Banks elect.

         Section 4.9 Borrowing Procedures. The borrowing Obligor agrees to notify the Agent of the amount and date of each proposed Loan, and the designated Stated Rate to apply thereto, under the Servicing Acquisition Line, either by telephone or in writing by no later than 12:00 noon, Houston time, on the date (which must also be a Business Day) of the desired funding; provided that if the Obligor is electing a Eurodollar Rate, such notification must be received by the Agent no later than 10:00 a.m. on the Business Day which is three (3) Business Days before the date of the desired funding. The initial request, whether by telephone or in writing, shall identify the Obligor for which the Servicing Acquisition Loan is being requested, and a separate request shall be made for each Servicing Acquisition Loan to each Obligor. The borrowing Obligor will confirm or make the request for a Servicing Acquisition Loan in writing by delivering to the Agent a Loan Request, with all blanks appropriately completed, including the designation of the Stated Rate, on or before the applicable Rate Designation Date (or, if the Loan Request includes a Eurodollar Rate election on or before the Business Day immediately preceding the applicable Rate Designation Date), and simultaneously delivering to the Agent, as agent and representative of the Banks, all Servicing Acquisition Collateral related to such Loan and copies of all purchase and sale agreements, if any, covering such Servicing Acquisition Collateral.

Delivery of a Loan Request may be by telecopy if confirmed by the borrowing Obligor's mailing an originally-signed copy to the Agent on the same day. Upon the Agent's receipt of a Loan Request and the applicable Servicing Acquisition Collateral and purchase and sale agreements before noon on a Business Day, the Agent shall notify each of the other Servicing Acquisition Banks by no later than 2:00 p.m. on the same Business Day; provided that if such Loan Request includes a Eurodollar Rate election, it must be received by the Agent no later than 10:00 a.m. on the Business Day immediately before the relevant Rate Designation Date, and the Agent shall notify each of the other Servicing Acquisition Banks thereof by no later than 1:00 p.m. on that same Business Day. Each Servicing Acquisition Bank other than TCB shall make that portion of such Servicing Acquisition Loan that is attributable to such Servicing Acquisition Bank's Committed Sum of such Facility available to the Agent in immediately available funds at the Agent's main office no later than 3:00 p.m. on the date





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such Servicing Acquisition Loan is to be made.  Upon satisfaction of all conditions precedent to the funding of a Servicing Acquisition Loan, TCB shall make that portion of such Servicing Acquisition Loan that is attributable to its Committed Sum of such Facility available to the borrowing Obligor in immediately available funds at the Agent's main office in Houston, and upon receipt by the Agent from each other Servicing Acquisition Bank of that portion of such Servicing Acquisition Loan attributable to the Committed Sum of such Facility of such other Servicing Acquisition Bank, the Agent shall make that portion of such Servicing Acquisition Loan available to the borrowing Obligor in immediately available funds at the Agent's main office in Houston. If, after any of the other Servicing Acquisition Banks so provides funds to the Agent, the Agent does not fund the relevant Servicing Acquisition Loan because a condition precedent is not satisfied or for any other reason, then the Agent shall return the funds so received to the Servicing Acquisition Bank(s) that provided them on the same Business Day that the Agent first determines that the Servicing Acquisition Loan will not be funded if the Agent makes that determination before 2:00 p.m. on that Business Day, or on the next succeeding Business Day if such determination is not made until 2:00 p.m. or later. If the Agent fails to return such funds by the time specified, then the Agent shall be obligated to pay interest on them to the Servicing Acquisition Bank to which they are due from the day when they should have been returned to the day when they are returned at the Federal Funds Effective Rate.

         Section 4.10 Amount the Obligors May Borrow Against the Eligible Servicing Portfolio. Subject to the provisions of Section 10.7, Obligors may obtain Servicing Acquisition Loans of up to sixty-five percent (65%) of the aggregate appraised value of the Obligors' Eligible Servicing Portfolio, as most recently determined by independent appraisal in accordance with Section 9.3(e); provided that without the Agent's written approval, the Obligors may not obtain a Servicing Acquisition Loan to finance PMSRs with a value as determined herein in excess of One Million Dollars ($1,000,000) for the servicing of commercial Mortgage Loans.

                 ARTICLE 5.  INTEREST RATE ELECTION PROVISIONS

         Section 5.1 Interest Rate Elections. If no Default exists, the Obligors may elect to have a Eurodollar Rate plus the Applicable Margin, or the Adjusted LIBOR Rate plus the Applicable Margin, apply or continue to apply (as the case may be) to all or a portion of the principal balance of the Warehouse Loans or the Servicing Acquisition Loans. No such designation shall change the outstanding principal balance of any Note. Obligors shall designate such rate in the related Loan Request given to the Agent by no later than 10:00 a.m., Houston time, on the applicable Rate Designation Date (except that if the Loan Request includes a Eurodollar Rate designation, such Loan Request must be given to the Agent by no later than 10:00 a.m. on the Business Day immediately before the applicable Rate Designation Date) or by a separate written notice if Obligors desire to designate (or continue) a Eurodollar Rate Loan or an Adjusted LIBOR Rate Loan, or to convert a Eurodollar Rate Loan to an Adjusted LIBOR Rate Loan or vice versa. Each Eurodollar Rate Loan shall be and remain in the amount of at least Five Million Dollars ($5,000,000), and no more than three (3) Eurodollar Rate Loans may be outstanding at any one time. If an Obligor elects to have a Eurodollar Rate apply to any portion of a Loan funded as a Swing Loan, then such Obligor shall be deemed to have elected that (i) the Adjusted LIBOR Rate plus the Applicable Margin for Swing





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Loans apply to that portion of such Loan for the time that it is outstanding as a Swing Loan and (ii) the Eurodollar Rate plus the Applicable Margin apply thereto for the Interest Period designated, with such Interest Period commencing, however, on the first day that it is funded as a Loan by all of the Warehouse Banks or Servicing Acquisition Banks (as the case may be.)

         Section 5.2 Inadequacy of Pricing and Rate Determination. If (a) the Agent is unable through its customary practices to determine any applicable Eurodollar Base Rate; (b) by reason of circumstances affecting the Interbank Market generally, any of the Banks is not being offered deposits in dollars in the Interbank Market for the applicable Interest Period and in an amount equal to the amount of any Eurodollar Rate Loan requested by Obligors or (c) the applicable Eurodollar Base Rate will not adequately and fairly reflect the cost to any of the Banks of making and maintaining a Eurodollar Rate Loan, then the Agent shall give the Obligors notice thereof and thereupon (1) the Obligors' designation of a Eurodollar Rate Loan that has not commenced as of the date of such notice from the Agent shall be of no force and effect and (2) until the Agent notifies the Obligors that the circumstances giving rise to the Agent's notice no longer exist, the Obligors may not request a Eurodollar Rate Loan (and any attempted designation thereof shall be ineffective).

         Section 5.3 Funding Losses. The Obligors shall compensate the relevant Banks on demand for any loss or expense that any Bank sustains or incurs because of (1) Obligors' failure to borrow, continue or convert to any Eurodollar Rate Loan after the Agent has received the applicable Loan Request designating it; (2) any prepayment or conversion of all or any part of a Eurodollar Rate Loan or (3) any default in the full payment of any Eurodollar Rate Loan or any interest accrued on it when due (whether by scheduled maturity, acceleration, irrevocable notice of prepayment or otherwise). Such loss or expense shall include the excess, if any, of (A) the relevant Bank's cost of obtaining the funds for the Eurodollar Rate Loan being paid, prepaid or not borrowed, made by continuation or conversion or prepaid for the period from the date thereof to the last day of the relevant Interest Period over (B) the interest that would be realized by such Bank in reemploying the funds so paid, prepaid or not borrowed for such period. The provisions of this Section shall survive repayment of the Loans and the expiration or any termination of this Agreement.

         Section 5.4 Determinations. In determining any amount, rate, cost, loss, expense or reserve requirement hereunder, any Bank and the Agent may each make any reasonable assumptions and allocations and may employ any reasonable averaging and attribution methods. The Agent's records with respect to interest rate designations, Interest Periods and the amounts of Eurodollar Rate Loans to which they apply, the Adjusted LIBOR Rate, any Eurodollar Rate and all other determinations by the Agent or any Bank under this Section and under the relevant definitions shall be binding and conclusive, absent manifest error.

         Section 5.5 Affiliates. Each Bank may make any Eurodollar Rate Loan by causing a branch or Affiliate of such Bank to make such Eurodollar Rate Loan and may transfer and carry such Eurodollar Rate Loan at, to or for the account of the same; but the joint and several obligation of the Obligors to repay such Eurodollar Rate Loan shall nevertheless be to that Bank and such Eurodollar





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Rate Loan shall (1) be deemed to have been made by that Bank and (2) be held by that Bank for the account of such branch or Affiliate.

         Section 5.6 Funding Decision. Each Bank may fund each Eurodollar Rate Loan in any manner it sees fit; but for the purposes of this Section all determinations shall be made as if each such Bank funded such Eurodollar Rate Loan through the purchase of deposits having a maturity corresponding to its Interest Period and an interest rate equal to the relevant Eurodollar Base Rate.

         Section 5.7 Rate of Return Maintenance Covenant. If at any time after the date of this Agreement, any Bank determines that (a) any applicable law, rule or regulation regarding capital adequacy has been adopted or changed since September 30, 1997 or (b) its interpretation or administration by any Governmental Authority, central bank or comparable agency has changed since September 30, 1997 and determines that such change or such Bank's compliance with any request or directive regarding capital adequacy (whether or not having the force of law) of any such Governmental Authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on that Bank's capital as a consequence of its obligations under this Agreement or any of the other Facilities Papers to a level below that which that Bank would have achieved but for such adoption, change or compliance (taking into consideration that Bank's own capital adequacy policies) by an amount that Bank deems to be material, then upon notice to the Obligors by that Bank or the Agent summarizing the facts triggering the increase and calculations of the increase, the interest rate on the principal of that Bank's portion of the Warehouse Loans and Servicing Acquisition Loans funded and outstanding from time to time shall be increased to a rate sufficient to provide that Bank with a rate of return on its capital equal to that which would have been achieved but for such adoption, change or compliance (taking into consideration that Bank's own capital adequacy policies), or if no Loan is then outstanding, the Obligors shall pay that Bank on demand an additional interest payment in an amount sufficient to provide that rate of return, but in no event to exceed the Ceiling Rate. In determining the increase in interest rate required to achieve that result, each affected Bank may employ such assumptions and make such allocations of costs and expenses fairly applicable to such Loans as that Bank reasonably elects and may use any reasonable averaging and attribution method. The provisions of this Section shall survive repayment of the Loans and the expiration or any termination of this Agreement.

         Section 5.8 Illegality of Eurodollar Rate Loans. If the Agent or any Bank, acting in its sole discretion, determines (i) that maintenance of any Eurodollar Rate Loan would violate any applicable Law or any rule, regulation, guideline or directive of any Governmental Authority applicable to any Bank or the Agent, whether or not having the force of law or (ii) before the commencement of an Interest Period after exerting reasonable efforts to obtain them, that deposits of a type and maturity appropriate to match fund a Eurodollar Rate Loan are not available, then the Agent shall suspend the availability of each interest rate option affected by such determination and any Eurodollar Rate Loan outstanding under every affected interest rate option shall automatically convert to a LIBOR Rate Loan.





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             ARTICLE 6.  PROVISIONS APPLICABLE TO ALL FACILITIES

         Notwithstanding any other inconsistent or contrary provision of this Agreement or any of the other Facilities Papers:

         Section 6.1 Commitments Lapse Provision. The Banks' commitments to lend or fund or purchase (and all of the Obligors' correlative rights to borrow or receive any funding or sell) under any of the Facilities now or hereafter existing under this Agreement for which any such commitment of any of the Banks to lend or fund or purchase (or any such right of the Obligors to borrow or receive funding or purchase) then exists, shall lapse immediately, automatically and without notice upon the occurrence of (a) any default, event of default or similar occurrence, however denominated (a "Default") under any of the Facilities Papers the occurrence of which gives the Agent or any of the Banks the right to exercise any remedy (regardless of whether its exercise has been stayed or enjoined by operation of Law or governmental act) or (b) any event ("Potential Default") that, with notice and/or the passage of time would ripen into or become a Default, until (1) each such Potential Default (if any) that occurred is cured before it ripens into a Default and (2) all such Defaults that have occurred (if any) have been waived in a writing signed by a Vice President or more senior officer of the Agent. In their sole discretion, the Banks may elect to continue funding or purchasing on one or more occasions under any of their Facilities notwithstanding any Default or Potential Default, and no such election shall be construed to be a reinstatement of any lapsed or suspended commitment, a waiver of any Default or Potential Default or a course of dealing from which the Obligors or anyone else may infer or construe any obligation on any Bank's or the Agent's part to defer exercising or to not exercise any remedy or to resume, continue or initiate any additional or other funding or purchasing beyond the specific funding(s) or purchase(s) which the Banks have in fact already made. The provisions of this Section 6.1 are called the "Commitments Lapse Provision".

         Section 6.2 Fundings Availability Termination Provisions. Either the Obligors or the Majority Warehouse Banks or the Majority Servicing Acquisition Banks, as applicable, may unilaterally elect for any reason, or for no reason, to accelerate the date of termination of availability of new fundings and refundings or purchases under, respectively, the Linked Lines or the Servicing Acquisition Line by written notice (a "Termination Notice") given by the Obligors or the Agent, as agent and representative of the applicable Banks, to the other specifying a date of termination that is no earlier than -- and if the Agent, on behalf of the applicable Banks, gives the notice, at least ninety (90) days after -- the date of the notice. The Obligors acknowledge that the 90-day minimum notice period for any such Termination Notice from the Agent was expressly requested by the Obligors, and that the Obligors are satisfied that ninety (90) days is sufficient time for the Obligors to make alternative arrangements for alternative financial facilities if the Majority Warehouse Banks or the Majority Servicing Acquisition Banks, as applicable, elect to accelerate such date of termination as provided in this Section. Accordingly, the Obligors recognize that the Warehouse Banks or the Servicing Acquisition Banks, as applicable, will not be responsible for any loss or expense that the Obligors may incur as a direct or indirect result of the Majority Warehouse Banks' or the Majority Servicing Acquisition Banks', as applicable, exercising their option set forth above to accelerate the date of termination of availability of new fundings and refundings or purchases under





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all Facilities upon at least ninety (90) days' notice to the Obligors.  The provisions of this Section 6.2 are called the "Funding Availability Termination Provisions".

         Section 6.3 Application of Proceeds of Realization on Collateral. All Collateral secures all Obligations held by the Banks from time to time. HOWEVER, ANY AND ALL REALIZATIONS -- WHETHER BY THE AGENT, ANY OF THE BANKS OR ANY PERSON ACTING ON BEHALF OF ANY OF THEM -- (a) ON ANY WAREHOUSE COLLATERAL, SHALL BE APPLIED RATABLY TO THE CURRENT WAREHOUSE NOTES AND ALL OTHER OBLIGATIONS RELATED TO THE LINKED LINES UNTIL THEY HAVE BEEN FULLY PAID AND SATISFIED AND ANY FURTHER REALIZATIONS THEREON SHALL THEN BE APPLIED RATABLY TO THE PAYMENT OF THE CURRENT SERVICING ACQUISITION NOTES AND ALL OTHER OBLIGATIONS RELATED TO THE SERVICING ACQUISITION LINE, OR (b) ON ANY SERVICING ACQUISITION COLLATERAL, SHALL BE APPLIED RATABLY TO THE CURRENT SERVICING ACQUISITION NOTES AND ALL OTHER OBLIGATIONS RELATED TO THE SERVICING ACQUISITION LINE UNTIL THEY HAVE BEEN FULLY PAID AND SATISFIED AND ANY FURTHER REALIZATIONS THEREON SHALL THEN BE APPLIED RATABLY TO THE PAYMENT OF THE CURRENT WAREHOUSE NOTES AND ALL OTHER OBLIGATIONS RELATED TO THE LINKED LINES, OR (c) ON ANY OTHER COLLATERAL, SHALL BE APPLIED RATABLY TO THE PAYMENT OF ALL OF THE NOTES AND ALL OTHER OBLIGATIONS.

         Section 6.4 Right of Setoff. If Obligors shall default in the payment when due and beyond the applicable grace period, if any, of any of the Obligations, the Agent and the Banks shall each have the right, at any time and from time to time, without notice, to set off and to appropriate or apply any and all deposits of money or property or any other indebtedness at any time held or owing by the Agent or any of the Banks to or for the credit or the account of either Obligor against and on account of the obligations and liabilities of the Obligors on the Obligations for the ratable benefit of all Banks in the proportion that the advanced and unpaid principal balance at the time of the Notes held by each bears to the sum of the outstanding principal balances of all of the Notes at the time of the setoff, appropriation or application, irrespective of whether or not the Agent or any Bank shall have made any demand hereunder and whether or not said obligations and liabilities shall have matured; provided that such right of setoff shall not apply to any deposit of escrow monies being held on behalf of the obligors under Mortgage Loans pledged to the Agent or on behalf of other third Persons that are not Affiliates of the Obligors.

         Section 6.5 Application of Setoff Proceeds. The proceeds of the exercise of any right of setoff or banker's Lien that any Bank exercises against any of the Obligors' accounts with such Bank shall be applied (a) first, Ratably to the unpaid costs and expenses incurred and paid by the Agent and the Warehouse Banks for which the Obligors are liable to the Agent and/or the Warehouse Banks under this Agreement and the other Facilities Papers, in the proportion that the outstanding balance of such costs and expenses reimbursement of which is owed to each Warehouse Bank bears to the aggregate outstanding balances of all such unreimbursed costs and expenses owed to all Warehouse Banks; (b) second, Ratably to the Current Warehouse Notes and all other Obligations related to the Linked Lines, and (c) third, Ratably to the Current Servicing Acquisition Notes and all other Obligations related to the Servicing Acquisition Line; provided, that proceeds of the exercise of any right or setoff or banker's Lien that any Bank exercises against any of the Obligors' accounts that such Bank determines are traceable as income from or proceeds of Servicing Acquisition Collateral





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(each such determination by such Bank, absent manifest error, to be conclusive and binding on the Obligors, all Banks and every Person claiming by, through or under any of them) shall be applied (1) first, Ratably to the unpaid costs and expenses incurred and paid by the Agent and the Servicing Acquisition Banks for which the Obligors are liable to the Agent and/or the Servicing Acquisition Banks under this Agreement and the other Facilities Papers, in the proportion that the outstanding balance of such costs and expenses whose reimbursement is owed to each Servicing Acquisition Bank bears to the aggregate outstanding balances of all such unreimbursed costs and expenses owed to all Servicing Acquisition Bank); (2) second, Ratably to the Current Servicing Acquisition Notes and all other Obligations related to the Servicing Acquisition Line, and
(3) third, Ratably to the Current Warehouse Notes and all other Obligations related to the Linked Lines. This provision shall not imply any obligation of either Obligor to maintain any deposit balances with any Bank.

         Section 6.6 Conditions Precedent. The Banks shall have no obligation to make any Loan or purchase any Qualified Mortgage Loan unless and until all of the applicable conditions precedent stated in this Section shall have been satisfied.

         (a) The relevant Banks' obligation to make the first Loan requested to be funded after the Effective Date, or to purchase the Qualified Mortgage Loan(s) first offered after the Effective Date, is conditioned upon the Agent's receipt, of sufficient copies (other than the Notes) for each Bank to receive one, of the following papers on or before the date the requested initial Loan or purchase of the initial Qualified Mortgage Loans is to be made, all of which must be satisfactory to the Agent in both form and content and duly executed by all parties thereto:

                 (1)      this 12/97 A&R Facilities Agreement;

                 (2)      the 12/97 Master Warehouse Notes;

                 (3)      the 12/97 Master Servicing Acquisition Notes;

                 (4)      the Guaranty;

                 (5)      the Warehouse Security Agreement and its Financing
                          Statement;

                 (6)      the Receivables Pledge Agreement and its Financing
                          Statement;

                 (7) the Servicing Rights Security Agreement and its Financing Statement;

                 (8)      the Stock Pledge Agreement and its Financing
                          Statement;
                 (9)      any Foreclosed Properties Mortgages;

                 (10)     the Float Control Agreement;





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
                 (11)     the Float Control Guaranty;

                 (12) UCC searches for each of the Obligors and the Guarantor, as debtor, in the office of the Secretary of State of the States of Texas and Delaware, as applicable;

                 (13) Termination statements for all existing financing statements shown on the UCC searches described in item (10) above that pertain to financings by Persons, other than the Banks, that will be repaid with the proceeds of any Facility;

                 (14) If and to the extent not previously furnished, (A) copies of any amendments to the Guarantor's certificate of incorporation issued by the Secretary of State of Delaware, (B) copies of any amendments to the Guarantor's bylaws certified by its corporate secretary or assistant secretary,
(C) certificates of the Guarantor's good standing issued by the Secretary of State of the State of Delaware, and (D) certificates of authority and good standing issued or to be issued by the appropriate Governmental Authority in each state in which the Guarantor does business and where either the Guarantor is authorized to do business or where doing business without being duly authorized would potentially subject the Guarantor to a Material Adverse Effect, each dated no less recently than thirty (30) days prior to the Effective Date;

                 (15) copies of (A) FirstCity's certificate of incorporation issued by the Secretary of State of Delaware, (B) FirstCity's bylaws certified by its corporate secretary or assistant secretary, (C) certificates of FirstCity's good standing issued by the Secretary of State of the State of Delaware, and (D) certificates of authority and good standing issued or to be issued by the appropriate Governmental Authority in each state in which FirstCity does business and where either FirstCity is authorized to do business or where doing business without being duly authorized would potentially subject FirstCity to a Material Adverse Effect, each dated no less recently than thirty (30) days prior to the Effective Date;

                 (16) If and to the extent not previously furnished, (A) copies of any amendments to each Obligor's articles of incorporation certified by the Secretary of State of the State of Texas, (B) copies of any amendments to each Obligor's bylaws certified by its corporate secretary or assistant secretary, (C) a certificate of good standing issued by the Secretary of State of the State of Texas and (D) a schedule listing, by state, all certificates of authority, good standing and franchise taxes paid issued by the Secretary of State of the State of Texas, the Texas Comptroller of Public Accounts and the appropriate Governmental Authority in each state in which each Obligor does business and where either such Obligor is authorized to do business or where doing business without being duly authorized would potentially subject such Obligor to a Material Adverse Effect, each with respect to such Obligor, accompanied by all such certificates listed, each dated no less recently than thirty (30) days prior to the Effective Date;

                 (17) resolutions of the board of directors of the Guarantor, FirstCity and each Obligor, certified, in each case, by its corporate secretary or assistant secretary, authorizing the execution, delivery and performance of all applicable Facilities Papers and all other papers to be





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delivered by the Guarantor, FirstCity and/or each Obligor pursuant to this
12/97 A&R Facilities Agreement;

                 (18) a certificate of the corporate secretary or assistant secretary of the Guarantor, FirstCity and each Obligor as to the incumbency and authenticity of the signatures of the officers of the Guarantor, FirstCity and each Obligor executing the applicable Facilities Papers and all other papers to be delivered pursuant to the 12/97 A&R Facilities Agreement (the Agent shall be entitled to rely on each such certificate until a replacement certificate has been furnished to the Agent);

                 (19) the opinion of counsel to the Obligors, FirstCity and the Guarantor, dated as of the Effective Date, addressed to the Agent and the Banks and substantially in the form of Exhibit E;

                 (20) If and to the extent not previously furnished, certificates of insurance certifying that the Obligors are in compliance with the requirements of Section 9.11; and

                 (21) all fees due to the Agent or any Bank pursuant to the Current Facilities Agreement and any other letters or agreements between the Guarantor and/or the Obligors and any Bank or the Agent shall have been paid on the Effective Date.

         (b) The relevant Banks' obligation to make any Loan or purchase any Qualified Mortgage Loan pursuant to the Current Facilities Agreement is also conditioned upon satisfaction of each of the following additional conditions precedent:

                 (1) the borrowing Obligor shall have delivered to the Agent a Loan Request completed and executed by the borrowing Obligor and otherwise conforming to the requirements of Section 2.14 or 4.9, as applicable, or (for a mortgages purchase) an Offer with all required enclosures and all blocks and blanks in it and its enclosures properly completed;

                 (2) all uncertificated Mortgage-Backed Securities in which either Obligor has granted a Lien to the Agent as agent and representative of the Banks shall have been recorded on the books of the Agent's designated financial intermediary or securities intermediary as being owned by the Agent (and on the Agent's books as being held for the Banks) and all other Collateral in which either Obligor or the Guarantor has granted a Lien to the Agent (including all of the capital stock -- common and (if any) preferred of all classes and any stock warrants or other rights -- of the Company) shall have been pledged and physically delivered to the Agent and sufficiently in its or its designated bailee's possession to satisfy the UCC's requirement of possession for perfection of the Agent's Lien (as agent and representative of the Banks) against such Collateral;

                 (3) the Obligors' representations and warranties contained in the Current Facilities Agreement (other than those representations and warranties which by their express terms are confined to the date as of which they are initially made) shall be true and correct in all material respects on the date of such Loan or purchase as if republished and made on that date;





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
                 (4) on the date of such proposed Loan or purchase, no event described in the Commitments Lapse Provision shall have occurred or would exist if the requested Loan or purchase were made and no such Facility shall have been terminated in accordance with the Funding Availability Termination Provisions;

                 (5) if the requested Loan or purchase were made, the sum of (A) the amount of the Loan or purchase requested to be made by each Bank, plus (B) the sum of (i) the aggregate outstanding balance of Loans made by such Bank and (ii) such Bank's share of the Warehouse Banks' Invested Balance (even though it is the parties' mutual intent and purpose that the Warehouse Banks' purchases of Qualified Mortgage Loans under the Mortgage Purchases Agreement not be considered or treated as financings) plus (C) the total outstanding loans and other extensions of credit by such Bank to the Obligors and to every other Person whose loans and other extensions of credit from such Bank are required to be combined with the Obligors for purposes of any applicable legal lending limit, would be no greater than the lowest legal lending limit established by any Governmental Authority and applicable to such Bank's loans and extensions of credit to the Obligors and to all other Persons whose loans and extensions of credit from that Bank are required to be combined with the Obligors' for purposes of any such legal lending limit; provided, that each Bank, by executing the Current Facilities Agreement, represents to each of the other parties to the Current Facilities Agreement that (i) to the best of the current actual knowledge of that Bank's officers who are responsible for that Bank's participation in the Facilities provided for in the Current Facilities Agreement and (ii) in reliance upon information furnished to such Bank by the Obligors and their respective officers and representatives concerning relationships between the Obligors and other credit customers of such Bank, the total of that Bank's Committed Sums hereunder does not exceed any such legal lending limit;

                 (6) at the time such Loan is requested or such purchase is made, each of the Banks and the Agent shall have received all fees due and owing to it pursuant to the Facilities Papers; and

                 (7) the Company is a wholly-owned Subsidiary of the Guarantor.

Each Loan Request shall be deemed to constitute a representation and warranty by the borrowing Obligor on the date of the requested Loan that the conditions specified in Subsections 6.6(b)(3), 6.6(b)(4) and 6.6(b)(7) are then currently satisfied.

          ARTICLE 6.  THE OBLIGORS' WARRANTIES AND REPRESENTATIONS

         Each of the Obligors warrants and represents, to the extent applicable, to the Banks and the Agent today, and all such warranties and representations shall be deemed republished and reconfirmed as currently true by the applicable Obligor each time the applicable Obligor requests funding or offers to sell, as applicable, under any of the Facilities, as follows:

         Section 7.1 Organization. Each of the Obligors is a corporation duly organized, legally existing and in good standing under the laws of the State of Texas, it -- and, for the representations





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
made in each of clauses (i) and (ii) below, each of its Subsidiaries -- has all requisite power and authority and all necessary licenses, permits, franchises and other authorizations to (i) own and operate its Property and (ii) carry on its business as now conducted, (iii) execute and deliver this Agreement, all other Facilities Papers, each Loan Request, each Offer and all other instruments referred to or mentioned herein or therein to which each such Obligor is a party, (iv) carry out and comply with the terms of this Agreement, each other Facilities Paper, each Loan Request, each Offer made and all other instruments referred to or mentioned herein or therein to which it is a party and (iv) consummate the transactions contemplated thereby; and each of the Obligors and each of its Subsidiaries is duly qualified and authorized to do business and is in good standing as a foreign corporation in all jurisdictions wherein the Property owned or the business transacted by it makes such qualification necessary or appropriate.

         Section 7.2 Corporate Action. All corporate action on each Obligor's part requisite for the due execution, delivery and performance of, and compliance with, this Agreement, all other Facilities Papers, each Loan Request, each Offer and any instruments referred to or mentioned herein or therein to which each of the Obligors is a party, or requisite for the consummation of the transactions contemplated thereby, has been duly and effectively taken. This Agreement, each Loan Request, each Offer and each other Facilities Paper each constitutes the legal and binding obligation of the applicable Obligor, enforceable against such Obligor in accordance with its terms.

         Section 7.3 No Violations. Neither the execution and delivery of this Agreement, any other Facilities Papers, any Loan Request or any Offer made, nor the consummation of the transactions contemplated by any of them, nor compliance with the provisions of any of them will conflict with, or result in a breach of, or a default under, any of the terms, conditions or provisions of any Law or of any contract, regulation, order, writ, injunction, judgment or decree of any court or Governmental Authority, domestic or foreign to which either Obligor is subject, or either Obligor's articles of incorporation or bylaws, or of any indenture, mortgage, deed of trust, promissory note, loan agreement or any other agreement or undertaking to which either Obligor is a party or by which such Obligor or any of its property may be bound or subject, or will result in the creation or imposition of any Lien upon such Obligor's Property, or will require any action, consent or approval of, or declaration of filing with, any Governmental Authority, and neither Obligor is otherwise in material violation of any of the foregoing.

         Section 7.4 Approved Lender, Seller and Servicer. The Company is an FHA- and VA-approved lender and mortgagee and a GNMA-, FNMA- and FHLMC-approved issuer and servicer, in each case in good standing, and the Company currently satisfies and will continuously satisfy all applicable GNMA, FNMA and FHLMC net worth requirements. New Am Inc. is an FHA-approved lender and mortgagee and a FNMA-approved issuer and servicer, in each case, in good standing, and New Am Inc. currently satisfies and will continuously satisfy all applicable FNMA net worth requirements.





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         Section 7.5      Obligors Are Not Investment Companies or Controlled
by One. Neither Obligor is an "investment company" or "controlled by" an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

         Section 7.6 Obligors and Affiliates Are Not Public Utility Companies, Etc. Neither Obligor, the Guarantor nor FirstCity is a "public utility holding company" or an "affiliate" or a "subsidiary company" of a "public utility company", or a "holding company" or an "affiliate" or a "subsidiary company" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935, as amended.

         Section 7.7 Obligors' Legal Compliance. The Obligors are in compliance, and will continue to observe and comply, in all material respects with all Laws, including ERISA and all environmental Laws.

         Section 7.8 Financial Statements Accurate. The Company's consolidated balance sheet of itself and its Subsidiaries (including New Am Inc.), as of December 31, 1996 and the consolidated statement of operations and cash flows of the Company as of December 31, 1996, heretofore furnished to the Banks, fairly present the consolidated financial condition and cash flows of the Company and its Subsidiaries (including New Am Inc.) as of September 30, 1997 and for the fiscal year then ended, all in conformity with GAAP consistently applied, and subsequent to the date of those Financial Statements, there has not been any Material Adverse Effect.

         Section 7.9 Representations Are True and Not Misleading. No representation or warranty by either Obligor, the Guarantor or FirstCity in this Agreement, the Guaranty or any other Facilities Papers contains, or will contain, any untrue statement of a material fact, or omits, or will omit, to state any material fact necessary to make the statements herein or therein, in light of the circumstances under which they were made, not false or misleading.

         Section 7.10 Litigation. There is no litigation pending, or to the Obligors' knowledge, threatened, that, if determined adversely to the Obligors, would adversely affect the execution, delivery or enforceability of this Agreement, any other Facilities Papers, any Loan Request, any Offer, any sale or conveyance of any Pool or Qualified Mortgage Loan pursuant to the provisions of Exhibit C, any relevant custodial agreement, the pledge, transfer or assignment of any Pool or Qualified Mortgage Loans to the Agent (as agent for the Warehouse Banks) pursuant to this Agreement, or the Obligors' ability to service the Qualified Mortgage Loans sold to the Warehouse Banks hereunder in accordance with the terms of Section 3.3, or that would have a Material Adverse Effect.

         Section 7.11 Payment of Taxes. Each of the Obligors has filed (or caused to be filed) all required federal, state and local income, excise, property and other tax returns with respect to its and its Subsidiaries' operations, all of such returns are true and correct and each of the Obligors has paid or caused to be paid all taxes which are due and owing under applicable Law or as shown on such returns or on any assessment to the extent such taxes have become due, including all applicable FICA payments and withholding taxes. The amounts reserved as a liability for income taxes and other taxes





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
payable in the Financial Statements heretofore furnished to the Banks are sufficient for payment of all unpaid federal, state and local income, excise, property and other taxes -- whether or not disputed -- of each of the Obligors, and its respective Subsidiaries, accrued for or applicable to the period and on the dates of such Financial Statements and all prior years and periods, and for which each of the Obligors and its respective Subsidiaries may be liable in their own right or as transferee of the assets of other Persons or as successor to any other Person.

         Section 7.12 Title to Properties. Each of the Obligors and its Subsidiaries has good, valid, insurable (in the case of real property) and marketable title to all of its Properties and assets (whether real or personal, tangible or intangible) reflected or referred to in the Financial Statements described in Section 9.3, except for such Properties and assets as have been disposed of since the date of such Financial Statements either in the ordinary course of business or because they were no longer used or useful in the conduct of its respective business, and all such Properties and assets are free and clear of all Liens, except as disclosed in such Financial Statements.

                      ARTICLE 8.  DEFAULTS AND REMEDIES
         If:

         Section 8.1 Note Payment Default. the Obligors shall fail to pay as and when due -- or to make a mandatory prepayment, if, as and when required by this Agreement or any other Facilities Paper, of -- any principal of or interest on any Note held by any of the Banks and all other amounts including the Warehouse Facility Fee, the Revolving Servicing Acquisition Facility Fee, the Processing Fees or the Fee, now or hereafter owing under this Agreement or any of the other Facilities Papers; or

         Section 8.2 Covenant Default. default shall occur in the punctual and complete performance of any covenant of either Obligor, the Guarantor or any other Person contained in this Agreement or any other Facilities Papers, except that the Obligors shall have fifteen (15) days after Default in the performance of the covenants set out in Sections 9.3(a) through 9.3(k), Section 9.8, Section 10.5, Section 10.6, and Sections 10.8 through 10.14, to cure any such Default before the Banks' remedies as set forth in this Article shall apply; or

         Section 8.3 Default on Other Obligation. either Obligor or the Guarantor shall fail to pay at maturity, or within any applicable period of grace, any principal of or interest on any other obligation to any Person or shall default under, or fail to observe or perform any term, covenant or agreement contained in, any agreement or obligation by which it is bound for such period of time as would accelerate, or would permit its holder -- or the holder of any obligation issued under it -- to accelerate, the maturity of that or any other obligation; or

         Section 8.4 Violation of Law. either Obligor or the Guarantor shall be in default under, or in violation of, any Law of any Governmental Authority having jurisdiction over either Obligor or the Guarantor or its assets or Property; or





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
         Section 8.5 False Representation or Warranty. any representation or warranty made or deemed made in or in connection with the execution and delivery of this Agreement or any of the other Facilities Papers shall prove to have been materially incorrect, false or misleading on the date as of which made or deemed made; or

         Section 8.6 Undischarged Final Judgment. final judgment or judgments in the aggregate for the payment of money in excess of Fifty Thousand Dollars ($50,000), and which is uninsured, shall be rendered against either Obligor, the Guarantor or any of their respective Subsidiaries and remain undischarged for a period of thirty (30) days during which execution shall not be effectively stayed; or

         Section 8.7 Lien Claimed or Held Invalid. either Obligor or the Guarantor (or anyone claiming by, through or under either Obligor or the Guarantor) shall claim, or any court shall find or rule, that the Agent does not have a valid Lien on any security that may have been provided by either Obligor, the Guarantor or such other Person for any obligation under this Agreement or any of the other Facilities Papers; or

         Section 8.8      Disposition, Encumbrance or Loss of Collateral.
there is a sale, encumbrance or abandonment of any Property now or hereafter covered by this Agreement (except as contemplated by the Facilities Papers) or any other mortgage, security agreement or other papers now or hereafter securing or guaranteeing any part of any obligation under this Agreement or any of the other Facilities Papers, or the making of any levy on any of such Property or any seizure or attachment of it, or the loss, theft, substantial damage or destruction of any such Property; or

         Section 8.9 Liquidation, Etc. Order. any order shall be entered in any proceeding against either Obligor, the Guarantor or any of their respective Subsidiaries decreeing the dissolution, liquidation or split-up of either Obligor, the Guarantor or any of their respective Subsidiaries, and such order shall remain in effect for thirty (30) days; or

         Section 8.10 Default under Other Facilities Papers. any default occurs under any other instrument now or hereafter securing or guaranteeing any part of any obligation under this Agreement or any of the other Facilities Papers; or

         Section 8.11 Assignment for the Benefit of Creditors, Voluntary Bankruptcy. either Obligor, the Guarantor or any of their respective Subsidiaries shall make a general assignment for the benefit of creditors or shall petition or apply to any tribunal for the appointment of a trustee, custodian, receiver or liquidator of all or any substantial part of its business, estate or assets or shall commence any proceeding under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation Law of any jurisdiction, whether now or hereafter in effect; or

         Section 8.12 Involuntary Proceedings. any such petition or application shall be filed or any such proceeding shall be commenced against either Obligor, the Guarantor or any of their respective





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Subsidiaries, and either Obligor, the Guarantor or any such Subsidiary by any act or omission shall indicate approval of it, consent to it or acquiescence in it, or an order shall be entered appointing a trustee, custodian, receiver or liquidator of all or any substantial part of the assets of either Obligor, the Guarantor or any of their respective Subsidiaries, or granting relief to either Obligor, the Guarantor or any of their respective Subsidiaries, or approving the petition in any such proceeding, and that order shall remain in effect for more than thirty (30) days, or in any event (i) any such petition or application shall not have been dismissed on or before sixty (60) days after its filing, or (ii) any such proceeding shall not have been dismissed on or before sixty (60) days after its commencement; or

         Section 8.13 General Failures, Writ of Attachment, Etc. either Obligor, the Guarantor or any of their respective Subsidiaries shall fail generally to pay its debts as they become due, or suffer any writ of attachment or execution or any similar process to be issued or levied against it or any substantial part or all of its Property which is not released, stayed, bonded or vacated within thirty (30) days after its issue or levy; or

         Section 8.14 Fraudulent Concealment or Removal. the Obligors, the Guarantor or any of their respective Subsidiaries shall have concealed, removed, or permitted to be concealed or removed, any part of its Property, with intent to hinder, delay or defraud its creditors or any of them, or made or suffered a transfer of any of its Property which may be fraudulent under any bankruptcy, fraudulent conveyance or similar Law, or shall have made any transfer of its Property to or for the benefit of a creditor at a time when other creditors similarly situated have not been paid or shall have suffered or permitted, while insolvent, any creditor to obtain a Lien upon any of its Property through legal proceedings or distraint which is not vacated within thirty (30) days from its effective date; or

         Section 8.15 Dissolution, Etc. there is a dissolution, liquidation or termination of existence of either Obligor, the Guarantor or any of their respective Subsidiaries, or the conveyance, lease or other disposition of a substantial part of either Obligor's, the Guarantor's or any of their respective Subsidiaries' assets; or

         Section 8.16 Environmental Claim Made. any Governmental Authority shall file any petition or application, or commence or intervene in any proceeding, in any court of competent jurisdiction claiming that either Obligor, the Guarantor or any of their respective Subsidiaries is in violation of any environmental Law, and such claim shall not be dismissed on or before ninety (90) days after it is first so made; or

         Section 8.17 ERISA Claim Made. any Governmental Authority shall file any petition or application, or commence or intervene in any proceeding, in any court of competent jurisdiction claiming that either Obligor, the Guarantor or any of their respective Subsidiaries is in violation of ERISA, and such claim shall not be dismissed on or before ninety (90) days after it is first so made; or





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
         Section 8.18 RICO Claim Made. any Governmental Authority shall file any petition or application, or commence or intervene in any proceeding, in any court of competent jurisdiction claiming that either Obligor, the Guarantor or any of their respective Subsidiaries is in violation of the Racketeer Influenced and Corrupt Organizations Act of 1970, and such claim shall not be dismissed on or before ninety (90) days after it is first so made; or

         Section 8.19     Change of Control.  any Change of Control occurs; or

         Section 8.20 Subordinated Line of Credit Commitment Change. without the Agent's prior written consent, the committed line of credit from Guarantor's corporate parent, FirstCity to the Guarantor that is set forth in
Schedule 5 shall be amended, canceled or terminated, or FirstCity shall disavow any of its material obligations thereunder; or

         Section 8.21 Material Adverse Change. any event shall occur that would have a Material Adverse Effect;

then default shall have occurred under this Agreement, every one of the Notes described or referred to in it and all other Facilities Papers, including all renewals, extensions, rearrangements, increases or substitutions of them, all of the Banks' obligations (if any are then outstanding) to fund any advance or payment to or for the account of either Obligor shall automatically and immediately lapse and the Agent at its option may -- and at the direction of the Majority Banks shall -- (a) without notice declare any or all of the Notes and all of the Obligors' Obligations to each of the Banks to be, and thereupon they shall all forthwith become, immediately due and payable, together with all accrued interest on them and all unpaid Facility Fees or other fees theretofore incurred by the Obligors, without notice of any kind, notice of acceleration or of intention to accelerate, presentment, demand or protest, all of which each of the Obligors hereby expressly waives (provided, that such acceleration shall occur automatically and immediately upon the occurrence of any of the events described in either of Sections 8.11 or 8.12), or (b) proceed to protect and enforce the Banks' rights under this Agreement and any other Facilities Papers, by any appropriate proceedings, and all Liens securing any and all Obligations of the Obligors to the Banks, the Agent or any of them shall be subject to foreclosure in any manner provided for therein or provided for by applicable Law, as the Agent may elect. The Banks or the Agent may also elect to specifically enforce any covenant or agreement contained in this Agreement or in any of the Notes or other Facilities Papers, or to enforce any other legal or equitable right provided under this Agreement or in any of the Notes or any other Facilities Papers, or otherwise existing under any Law. No remedy, and no right or power, of the Agent or the Banks, or any of them, is intended to be exclusive of any other remedy, right or power, and each and every remedy, right and power shall be cumulative and in addition to every other remedy, right and power given hereunder or now or hereafter existing at Law or in equity, or by statute or otherwise, and the Agent's or any Bank's pursuit of any remedy or remedies shall not be construed as an election to waive or relinquish any other available remedy.





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                      ARTICLE 9.  AFFIRMATIVE COVENANTS

         Until each of the Obligors has fully paid and performed all of its Obligations to the Banks under the Current Facilities Agreement and the Banks are no longer committed to make Loans or purchases under the Current Facilities Agreement, each of the Obligors agrees to keep, observe and perform the following affirmative covenants, to the extent applicable:

         Section 9.1 Use of Proceeds. Each of the Obligors agrees to use the proceeds of all Loans for proper corporate purposes in the ordinary course of such Obligor's business as it is presently being conducted, as represented and warranted in this Agreement, and for no purpose other than the respective purposes permitted for each of the Facilities as stated in this Agreement.

         Section 9.2 Promptly Correct Escrow Imbalances. By no later than seven (7) Business Days after learning (from any source) of any material imbalance in any escrow account(s) maintained by either Obligor, the applicable Obligor will fully and completely correct and eliminate such imbalance.

         Section 9.3 Financial Statements and Other Reports. Each of the Obligors agrees to deliver to the Agent and -- except for the weekly Investor Commitment and Trade Ticket reports required by clause (a) and the weekly schedule of Eligible Receivables required by clause (j) of this Section which are to be furnished only to the Agent -- to each of the other Banks:

         (a) by no later than Wednesday of each week, such Obligor's weekly Investor Commitment (described in Section 2.13) and Trade Ticket reports for the preceding week in form substantially similar to those heretofore furnished to the Agent, sufficient in detail to allow the Agent to reconcile such reports with Investor Commitments or Trade Tickets held in trust by the Obligors for the Agent;

         (b) promptly -- and in any event within thirty (30) days -- after the end of each calendar month, a management report substantially in the form of Schedule 3 regarding such Obligor's commitment position, pipeline position and hedging position, prepared as of the end of such month;

         (c) within thirty (30) days after the end of each calendar month, the Obligors' and the Guarantor's monthly Financial Statements, including all notes to them, including a balance sheet as of the end of such month and an income statement for such month and for the fiscal year to date, prepared substantially in accordance with GAAP subject to normal year-end adjustments, and also including copies in forms substantially similar to those heretofore furnished to the Agent of each of the Obligors' portfolio delinquency reports for such month;

         (d) as soon as available and in any event within ninety (90) days after the last day of each fiscal year of each of the Obligors and the Guarantor (or longer if and -- for the same period that -- GNMA, FNMA, FHLMC and HUD extend the time for such Obligor to file audited Financial Statements with them, but in no event beyond one hundred twenty (120) days after such fiscal year end), each Obligor's and the Guarantor's annual Financial Statements, and including a balance sheet and a statement of income, retained earnings and cash flows for such fiscal year and the immediately preceding fiscal year in comparative form and in reasonable detail, and all notes to them, all prepared in conformity with GAAP and accompanied by a report and opinion, without material disclaimer or qualification, of KPMG Peat, Marwick or another firm of certified public accountants reasonably acceptable to and approved by the Agent, stating that such accountants have conducted audits of such Financial Statements in accordance with generally accepted auditing standards and that, in their opinion, such Financial Statements present fairly, in all material respects, the financial position of the applicable Obligor or the Guarantor as of the date thereof and the results of its operations and cash flows for the periods covered thereby in conformity with GAAP -- each such annual auditor's report and opinion shall either include or be accompanied by (1) such accountants' statement that their examination included tests relating to Mortgage Loans serviced for others in accordance with the requirements of the "Uniform Single Audit Program for Mortgage Bankers" and (2) such accountants' report made in accordance with the requirements of such program of exceptions or errors, if any, in such Obligor's or the Guarantor's records;

         (e) as soon as available and in any event within forty-five (45) days after the end of (1) each month, a current written appraisal by the management of each Obligor, and (2) each fiscal quarter of each fiscal year of each Obligor, a current written appraisal by an independent appraiser (nationally known as expert in the evaluation of Loan Servicing Rights and acceptable to the Agent in the exercise of its sole discretion), in each case appraising the fair market value of the Owned Servicing Rights of such Obligor as of the end of such month or fiscal quarter; such appraisal shall be addressed to the Agent and shall be in a form reasonably acceptable to the Agent, and if the opinion of value in any such appraisal is expressed as a range of values, then for purposes of this Agreement, the appraised value shall be deemed the midpoint (the average of the limits) of the range; provided, that the Agent (at the discretion of the Majority Servicing Acquisition Banks) has the right to request an independent appraisal more frequently than quarterly; and provided further that for purposes of this Agreement, the value of the Obligors' commercial mortgage loan Servicing Rights shall in no event exceed the least of (i) their appraised value, (ii) twenty basis points (0.020%) of the aggregate principal sum of the Obligors' commercial mortgage loan servicing portfolio on any day or (iii) Two Million Dollars ($2,000,000) in the aggregate in excess of the value of commercial mortgage loan Servicing Rights pledged to any Person other than to Agent pursuant to this Agreement;

         (f) together with each delivery of Financial Statements pursuant to Sections 9.3(c) and 9.3(d), a Compliance Certificate, properly completed which, among other things required by such form:

                 a. sets forth in reasonable detail all calculations necessary to show that the Obligors are in compliance with the requirements of this Agreement, or if the Obligors are not in compliance, showing the extent of noncompliance, stating the period of noncompliance and specifying what actions the Obligors have taken and propose to take with respect to it; and





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                 (2)      sets forth in sufficient detail satisfactory to the
Agent the delinquency status of all Serviced Mortgages (calculated as described in Section 10.14); and

                 (3) sets forth in sufficient detail satisfactory to the Agent, the aggregate principal amount of each Obligor's Debt as of the end of the time period to which the accompanying Financial Statements relate;

         (g) together with each delivery of monthly Financial Statements pursuant to Section 9.3(c), a copy of the Obligors' current mortgage criteria and rate sheets distributed to Subprime Mortgage loan brokers;

         (h) all other delinquency reports maintained by the Obligors and such other reports in respect of the Collateral deposited with or held by or for the Agent pursuant to this Agreement or any other Facilities Paper, in such detail and when and as the Agent may reasonably request from time to time;

         (i) within thirty (30) days after such Obligor's receipt of such Obligor's annual HUD report, a copy of such HUD report and such Obligors' response to it;

         (j) within thirty (30) days after such Obligor's receipt of such Obligor's GNMA, FNMA or FHLMC audit, a copy of such GNMA, FNMA or FHLMC audit and such Obligor's response to it;

         (k) by no later than Wednesday of each week, such Obligor's weekly, detailed computer generated schedule of all Eligible Receivables;

         (l) copies of all other regular or periodic financial and other reports, if any (including any warranty or indemnity claim reports), that either Obligor or the Guarantor shall file with GNMA, FNMA, FHLMC, HUD or VA or any other Governmental Authority, in such detail and when and as the Agent may reasonably request from time to time; and

         (m) From time to time, with reasonable promptness, such further information regarding each Obligor's or the Guarantor's business, operations, properties or financial condition as the Agent or any Bank may reasonably request.

         Section 9.4 Maintenance of Existence and Properties; Conduct of Business. Each of the Obligors agrees to (a) preserve and maintain its corporate existence in good standing and preserve and maintain all of its material rights, privileges, licenses and franchises, and all its real and personal property, necessary or desirable in the normal conduct of its business, including its eligibility as mortgagee, seller/servicer or issuer as described in Section 7.4, and (b) make no material change in the nature or character of its business.





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         Section 9.5      Compliance with Applicable Laws.  Each of the
Obligors agrees to comply with the requirements of all applicable Laws which if breached by such Obligor could reasonably be expected to result in a Material Adverse Effect, except only where such Obligor is diligently contesting such Laws in good faith and by appropriate proceedings with appropriate reserves for any potential associated liabilities which reserves are both (a) established in accordance with GAAP and (b) reasonably determined to be adequate by such Obligor's Board of Directors.

         Section 9.6 Perform Agreements. Each of the Obligors will do and perform every act and discharge every obligation under the Facilities Papers and each Offer made and in the manner herein and therein specified.

         Section 9.7 Books. At any reasonable time, upon the Agent's or any Bank's request, each of the Obligors will permit the Agent or any Bank or their respective agents or representatives to examine such Obligor's books of account, records, reports and other papers and make copies and extracts from them, inspect such Obligor's Property and discuss such Obligor's business, finances, accounts and affairs with its chief executive or chief operating officer and independent certified public accountants and hereby consents to and approves of any such discussions and examinations previously held. Each of the Obligors agrees to provide its accountants with a copy of this Agreement (including each supplement, amendment or restatement of it made, and each from time to time hereafter made promptly after its execution) and will instruct its accountants to answer candidly any and all questions that the officers or any authorized representatives of the Agent or any Bank may address to them in reference to such Obligor's financial affairs or condition. Each of the Obligors may have its representatives in attendance at any meetings between the officers or other representatives of the Agent or any Bank and such Obligor's accountants held in accordance with this Section.

         Section 9.8 Investor Commitments. With respect to Eligible Mortgages, at all times maintain in effect Investor Commitments in an aggregate amount of at least one hundred percent (100%) of the aggregate unpaid principal balances or amounts of such Eligible Mortgages.

         Section 9.9 Notice. Each of the Obligors agrees to give written notice to the Agent and the Banks of any of the following that may occur immediately after such Obligor first learns of it:

         (a)     the occurrence of a Potential Default or a Default.

         (b) the institution or threat of any action, suit or proceeding by or against either Obligor in or before any Governmental Authority (excluding routine HUD or VA audits not undertaken for cause).

         (c) the filing, recording or assessment of any federal, state or local tax Lien against such Obligor which could reasonably be expected to have a Material Adverse Effect.





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         (d)     such Obligor's failure for any reason to continuously satisfy all requirements for maintaining its eligibility as an approved mortgagee, seller/servicer or issuer as described in Section 7.4, or the suspension, revocation or termination of such eligibility for any reason.

         (e) any event or condition that either currently has a Material Adverse Effect or (either by itself or in combination with other existing or reasonably anticipated circumstances) if adversely determined, could have a Material Adverse Effect.

         Section 9.10 Pay Debt, Taxes, etc. Each of the Obligors agrees to pay when due and before delinquency (a) all taxes and other governmental charges or levies imposed on such Obligor, its income or profits or any of its Property, (b) all lawful claims for labor, materials and supplies which, if unpaid, might become a Lien upon any of its Property and (c) all Debts, accounts, liabilities, debts and charges now or hereafter owing by such Obligor. Each of the Obligors agrees to maintain appropriate accruals and reserves for all Debts and all other liabilities, debts and charges in a timely fashion in accordance with GAAP. Provided, that each Obligor may delay paying any such taxes, levies, claims, accounts, Debts or other liabilities, debts and charges (excluding those owing to the Banks, all of which must be paid when due) if, to the extent that and for so long as (1) such Obligor is contesting their validity diligently, in good faith and by appropriate proceedings, (2) such Obligor has posted such bond or other security as shall be fully effective to prevent or stay any attachment, garnishment, sequestration or seizure of any of such Obligor's Property during the pendency of such proceedings, (3) such Obligor has set aside on its books adequate reserves in accordance with GAAP and (4) such Obligor pays such taxes, etc. before any of such Obligor's Property can lawfully and effectively be garnisheed, attached or sold to secure or satisfy them and before any judgment in respect of them against such Obligor or any of its Property becomes final.

         Section 9.11     Insurance.  Each of the Obligors agrees to maintain
(a) errors and omissions insurance or mortgage impairment insurance and blanket bond coverage with such companies and in such amounts as satisfy prevailing GNMA, FNMA, FHLMC, FHA and VA requirements and (b) liability insurance and fire and other hazard insurance on its Properties with responsible insurance companies, in such amounts and against such risks as is customarily carried by similar businesses operating in the same vicinity. Each of the Obligors agrees to furnish evidence of such insurance to the Agent upon request without charge promptly after a request made from time to time by the Agent.

         Section 9.12 Other Loan Obligations. Each of the Obligors agrees to perform all obligations under the terms of each loan, credit or similar agreement, promissory note, mortgage, security agreement, indenture or other debt or security instrument by which such Obligor is bound or to which it or any of its Property is subject, if the failure to perform such obligations could have a Material Adverse Effect (either by itself or in combination with other existing or reasonably anticipated circumstances).





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         Section 9.13    Covenants Concerning Collateral.  Each of the Obligors
agrees to:

         (a) Service (or cause to be serviced) all Mortgage Loans included in the Collateral which such Obligor has the right or obligation to service, in accordance with standard industry requirements and all applicable GNMA, FNMA, FHLMC, FHA and VA requirements, including taking all actions necessary to enforce the obligations of the obligors under such Mortgage Loans.

         (b) Service (or cause to be serviced) in accordance with all applicable contractual and other requirements all Mortgage Loans and commercial mortgage loans which (1) back Mortgage-Backed Securities included in the Collateral and (2) such Obligor has the right or obligation to service.

         (c) Timely comply in all respects with all terms and conditions of all Investor Commitments or Trade Tickets covering Collateral (and any renewals, extensions or modifications of them or substitutions for them), and cause the Collateral covered by and intended to be sold under each Investor Commitment or Trade Ticket to be delivered to the Qualified Investor who issued the Investor Commitment or Trade Ticket before its expiration in the manner and order contemplated by the Investor Commitment or Trade Ticket.

         (d) Maintain -- at such Obligor's principal office -- in trust, for the benefit of the Agent and the Banks, the originals (or copies in any case where the original has been delivered to the Agent) of all Residential Mortgage Notes, recorded Residential Mortgages and Qualified Mortgage Loans included in Collateral and Investor Commitments or Trade Tickets related to them, all insurance policies and all related papers, as well as all files, surveys, certificates, correspondence, appraisals (to the extent required by the policies of any Qualified Investor), computer programs, tapes, disks, cards, accounting records and other information and data relating to the Collateral. Upon the Agent's reasonable request, such Obligor will promptly make them conveniently available to the Agent.

         (e) Warrant and forever defend to the Agent, the Banks and their respective successors and assigns, (1) title to the Collateral and (2) the Liens granted by this Agreement and the other Facilities Papers.

         (f) Promptly discharge and perform all of such Obligor's obligations with respect to any of the Collateral and all Investor Commitments or Trade Tickets relating to it.

         (g) Upon request by the Agent from time to time, expeditiously apply for and -- if such counterparties are willing to make such agreements with an Obligor (each of the Obligors agrees in good faith to urge them to do so) -- to execute such acknowledgment agreements and related agreements with GNMA (if any such agreements with GNMA are both available and deemed by the Agent to be necessary), FNMA, FHLMC and other counterparties to Loan Servicing Agreements as are necessary or appropriate, in the Agent's opinion, to achieve, maintain or improve establishment and perfection of the Agent's security interest in collateral intended to be covered by the Servicing





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Rights Security Agreement as security for all of such Obligor's present and future Obligations to the Banks.

         Section 9.14 Employee Benefit Plans. Each of the Obligors agrees to promptly furnish to the Agent:

         (a) Within ten (10) Business Days after the occurrence of a Reportable Event with respect to any Plan, a copy of any materials required to be filed with the PBGC with respect to such Reportable Event.

         (b) A copy of any notice of intent to terminate a Plan, no later than the date such notice is required to be provided to participants of such Plan under Section 4041(a)(2) of ERISA and copies of any notices of noncompliance received from the PBGC under Section 4041(b)(2)(C) of ERISA, within ten (10) Business Days after such Obligor's receipt of such notice.

         (c) Not later than ten (10) Business Days after its receipt by such Obligor, any ERISA Affiliate of such Obligor or the administrator of any Plan, a copy of any notice to such Obligor or such ERISA Affiliate that the PBGC has instituted proceedings to terminate such Plan or to appoint a trustee to administer such Plan.

         (d) A statement from a vice president or more senior officer of such Obligor describing any event or condition which might constitute grounds under Section 4042 of ERISA for the termination of any Plan or for the appointment of a trustee to administer any Plan, within ten (10) Business Days after such Obligor knows or has reason to know such event or condition exists.

         (e) Within ten (10) Business Days after its receipt by such Obligor or any ERISA Affiliate of such Obligor, a copy of any notice concerning the imposition of any withdrawal liability under Section 4202 of ERISA.

         Section 9.15 Benefit Plan Obligations. Each of the Obligors agrees to reduce future contributions or benefits to each Plan to the extent (if any) (a) necessary to avoid the occurrence of a Default and (b) that such reduction may be effected without (1) causing a "partial termination" as that term is used in Section 411(d)(3) of the Internal Revenue Code of 1986, as amended, and its related regulations and (2) causing the Plan to become disqualified or violating ERISA.

         Section 9.16 Further Assurances. Each of the Obligors agrees to promptly cure any defects in the execution and delivery of any of the Facilities Papers. Each of the Obligors agrees to do, execute, acknowledge and deliver (or cause to be done, executed, acknowledged and delivered) at its own cost and expense, all such further acts, documents and assurances as the Agent in its discretion shall request or require to more fully, completely or effectively (a) state the obligations intended to be stated in the Facilities Papers, (b) effect the pledge and assignment to the Agent of the Collateral intended by the Facilities Papers to be pledged and assigned or which such Obligor may be (or may hereafter become) bound to pledge or assign to the Agent, (c) perfect any transfer,





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conveyance or security interest created or intended to be created under the
Facilities Papers, or (d) carry out the intention or facilitate the performance of the terms of this Agreement and the other Facilities Papers. Without limitation, each of the Obligors agrees to immediately execute and deliver to the Agent (or its designee) upon written request all such other and further security agreements, financing statements and other papers in compliance with, or accomplishment of, such Obligor's promises and obligations in the Facilities Papers, as the Agent shall request from time to time, and to furnish favorable written opinions of counsel as to the validity and enforceability of this Agreement and the other Facilities Papers and the validity, enforceability, perfection and priority of any Lien against the Collateral intended by the Facilities Papers to be pledged and assigned -- or that such Obligor may be (or may hereafter become) bound to pledge or assign -- to the Agent, containing only such exceptions and qualifications as such counsel requires and as are reasonably acceptable to the Agent and its legal counsel.

                        ARTICLE 10.  NEGATIVE COVENANTS

         Until each of the Obligors has fully paid and performed all of its Obligations to the Banks under the Current Facilities Agreement and the Banks are no longer committed to make Loans or purchases under this Agreement, each of the Obligors agrees to keep, observe and perform the following negative covenants, to the extent applicable:

         Section 10.1 No Change of Business. Each of the Obligors agrees not to engage to any material extent in any line of business other than the lines of business in which such Obligor and its Subsidiaries are regularly engaged on the Effective Date, and the Obligors have disclosed all of such lines of business to the Banks.

         Section 10.2 No Other Investments. Each of the Obligors agrees not to make Investments other than in the normal course of such Obligor's business, as presently conducted or as changed in accordance with this Agreement.

         Section 10.3 No Other Debt. Without first obtaining the Agent's specific written consent, each of the Obligors agrees to neither directly nor indirectly create, or permit any of its Subsidiaries to create, any Debt (or suffer any Debt to exist) except (a) to the Banks under this Agreement, (b) the Company's existing separate warehouse revolving credit facility from Coastal Banc Savings Association, a Texas savings and loan association, in an aggregate amount not to exceed Thirty-six Million Dollars ($36,000,000), (c) Debt of the Company to certain financial institutions described in that certain 3/96 Senior ICF Credit Agreement dated as of March 31, 1996 by and between the Company, TCB, as Agent, and the financial institutions parties thereto from time to time, as such agreement may be amended, restated, modified or supplemented from time to time (but not increased) (the "ICF Agreement"); (d) Subordinated Debt to Affiliates (including the Guarantor); (e) Debt under additional warehouse facilities, which may be made available by TCB or a syndicate of lenders for which TCB is agent not including (b) above of up to an aggregate of Fifty Million Dollars ($50,000,000) (the Agent agrees to give notice to the Banks if and when TCB or such a syndicate from time to time agrees to extend new credit to the Obligors that would result in Debt permitted by





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this clause (e)), (f) Debt under FHA/VA/RHS receivables financing facilities which may be made available by TCB or a syndicate of lenders for which TCB is agent of up to an aggregate of Two Hundred Million Dollars ($200,000,000) (the Agent agrees to give notice to the Banks if and when TCB or such a syndicate from time to time agrees to extend new credit to the Obligors that would result in Debt permitted by this clause (f)), (g) Debt of less than an aggregate One Million Dollars ($1,000,000) incurred in the ordinary course of business and
(h) Debt under mortgage gestation repurchase agreements pursuant to the express provisions of which the relevant purchaser(s) has no recourse to the Company.

         Section 10.4 Limitation on Dividends. Each of the Obligors agrees to take no action that would result in such Obligor's declaring dividends, distributions or stock redemptions in any fiscal year except that if (and only if):

         (a) no Potential Default has occurred that has not been cured before it has become a Default;

         (b) no Default has occurred that has not been declared in writing by the Agent to have been cured or waived;

         (c) the Obligors' GAAP net income for such year is at least One Dollar ($1); and

         (d) after giving effect to such dividend payment (1) the Obligors' cash remaining on hand after such payments plus (2) the Warehouse Loan Values of all Eligible Mortgages owned by the Obligors and that have not been pledged or borrowed against, totals at least Two Million Dollars ($2,000,000);

then such Obligor may declare and pay the following dividends to the Guarantor:

                 (1) such dividend (if any) as is reasonably required to pay the cash federal income tax amount due and payable by the Obligors' and the Guarantor's consolidated corporate group (not to exceed, however, the cash tax amount that would be due if such Obligor were to file and pay its own tax return and taxes taking into account the tax benefit of the Obligors' and the Guarantor's filing consolidated tax returns, including the Guarantor's interest expense deductions);

                 (2) if either Obligor shall have incurred Subordinated Debt, then no dividend shall thereafter be declared or paid until such Subordinated Debt shall have repaid or until there shall have been a conversion of that Subordinated Debt into common stock of the applicable Obligor, after which a dividend of up to twenty-five percent (25%) per annum of the Obligors' after-tax net income may be declared and paid; and

                 (3) such other dividend, if any, as shall hereafter be specifically approved in writing by the Agent.





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         Section 10.5     Minimum Net Worth.  Each of the Obligors agrees to
neither suffer nor permit its Net Worth -- measured at the end of each month on or after the Effective Date -- to be or become less than the net value of acceptable assets less liabilities as is from time to time required by each of GNMA, FNMA, FHLMC, VA and FHA, as applicable, for such Obligor to continuously maintain its status as an approved mortgagee, seller/servicer and issuer as described in Section 7.4.

         Section 10.6 Minimum Servicing Portfolio Size. The Obligors agree to neither suffer nor permit the Eligible Servicing Portfolio Balance to be less than Three Billion Five Hundred Million Dollars ($3,500,000,000) at any time.

         Section 10.7 Maximum Debt to Servicing Portfolio Ratios. The Obligors agree to neither suffer nor permit the ratio -- measured at the end of each month on or after the Effective Date -- of (a) their aggregate Senior Acquisition Debt or (b) their Consolidated Servicing and Receivables Debt, to the aggregate appraised value of the Obligors' Eligible Servicing Portfolio, as most recently determined by independent appraisal in accordance with Section 9.3(e), to exceed the following percentages:

           (a) Senior Acquisition Debt           (b) Consolidated Servicing
                                                     and Receivables Debt

                        65%                                  90%

         Section 10.8      Minimum Fixed Charge Coverage Ratio.

         (a) As of December 31, 1997, and as of each December 31 thereafter, the Obligors agree to neither suffer nor permit the ratio of (1) their Funds from Operations for the four quarters (12 months) then ended to (2) their aggregate Consolidated Fixed Charges for Consolidated Servicing and Receivables Debt for the same four-quarter (12 month) period (specifically excluding from the calculation any principal amounts which may have been paid prior to the Effective Date and paid in connection with Debt incurred prior to the Effective
Date), to be less than the ratio of 1.25 to 1.00; and

         (b) Commencing with March 31, 1997, and as at each June 30th, September 30th, and March 31st thereafter, the Obligors (at their election) will either:

                 (1) neither suffer nor permit the ratio of (x) their Funds from Operations for the four quarters (12 months) then ended to (y) their aggregate Consolidated Fixed Charges for Consolidated Servicing and Receivables Debt for that same four-quarter (12 month) period (specifically excluding from the calculation any principal amounts which may have been paid prior to the Effective Date and paid in connection with Debt incurred prior to the Effective
Date) to be less than the ratio of 1.25 to 1.00; or





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                 (2)      maintain Liquid Reserves of not less than Six Million
Dollars ($6,000,000), with at least Four Million Dollars ($4,000,000) comprised of Liquid Reserves other than the undrawn balance described in clause (d) of the definition of "Liquid Reserves."

         Section 10.9 Minimum Current Ratio. The Obligors agree to neither suffer nor permit their Current Ratio -- measured at the end of each month on or after the Effective Date -- to be or become less than the ratio of 0.97 to 1.00.

         Section 10.10 Minimum Adjusted Tangible Net Worth. The Obligors agree to neither suffer nor permit their Adjusted Tangible Net Worth at any time to be or become less than Twenty-five Million Dollars ($25,000,000) plus, from and after January 1, 1999, fifty percent (50%) of the Obligors' GAAP net income at the end of the Obligors' fiscal year last ended.

         Section 10.11 Maximum Adjusted Debt to Adjusted Tangible Net Worth. The Obligors agree to neither suffer nor permit the ratio -- measured at the end of each month on or after the Effective Date -- of (a) aggregate Adjusted Debt for the month just ended to (b) the Obligors' Adjusted Tangible Net Worth for the month just ended to be greater than the ratio of 12.00 to 1.00.

         Section 10.12 Maximum Adjusted Debt Less Warehouse Debt to Adjusted Tangible Net Worth. The Obligors agree to neither suffer nor permit the ratio -- measured at the end of each month on or after the Effective Date -- of (a) the Obligors' aggregate Adjusted Debt minus the aggregate principal balance of all Loans outstanding under the Warehouse Line and all Debt under any and all other mortgage warehouse facilities to (b) Adjusted Tangible Net Worth to exceed the ratio of 2.5 to 1.

         Section 10.13 Maximum Servicing Acquisition Debt to Adjusted Tangible Net Worth. The Obligors agree to neither suffer nor permit the ratio -- measured at the end of each month on or after the Effective Date -- of (a) the Obligors' aggregate Servicing Acquisition Debt to (b) Adjusted Tangible Net Worth to exceed the ratio of 1.5 to 1.

         Section 10.14 Maximum Serviced Mortgages Delinquency Ratio. The Obligors agree to neither suffer nor permit the aggregate number of Serviced Mortgages that are In Default to exceed ten percent (10%) of their total aggregate number of Serviced Mortgages in the portfolio, calculated on the basis of a three (3) month rolling average, as reflected in a mortgage servicing portfolio delinquency report which the Obligors agree to prepare and furnish to each of the Banks monthly within thirty (30) days after the end of each month.

         Section 10.15     Limitations on Transactions with Affiliates.

         (a) The Obligors agree to neither amend, modify nor change, in any respect that would have a Material Adverse Effect (either by itself or in combination with other existing or reasonably anticipated circumstances), any material agreement or instrument, whether now or hereafter existing, pursuant to which the Obligors may incur Debt to an Affiliate (the Obligors acknowledge that they





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may do so only with the Agent's consent), or to take, suffer or permit any act or omission in respect of any such Debt to any Affiliate that would have that effect. For purposes of this Section, any of the following will constitute a Material Adverse Effect per se and without regard to any other conditions, circumstances or considerations:

                 (1) any increase in the effective interest rate applicable to any of the Obligors' Debt to an Affiliate.

                 (2) any direct or indirect increase in the amount or frequency of any principal payments on such Debt, including any voluntary or involuntary prepayment of such Debt.

                 (3) any acceleration of the maturity of any part of such Debt.

                 (4) any prepayment of or agreement to accelerate, the maturity of any part of such Debt.

         (b) The Obligors agree not to incur any Debt to any Affiliate or otherwise undertake or engage in any other transaction with an Affiliate except Debt (i) incurred upon fair and reasonable terms no less favorable than the Obligors could obtain in a comparable arm's-length transaction with a Person who is not an Affiliate, (ii) that does not violate or result in a violation of any of Sections 10.3, 10.5, 10.7, 10.8, 10.9, 10.10, 10.11, 10.12 or 10.13 and
(iii) after giving effect to which no Potential Default or Default will exist.

         (c) The Obligors agree neither to directly or indirectly guarantee any Debt of the Guarantor or any Debt of any other Affiliate except for (1) the Guaranty and (2) guarantees of recourse Loan Servicing Rights in an amount not to exceed five percent (5%) of the aggregate principal amount of the Obligors' and their Affiliates' Serviced Mortgages portfolio.

         (d) Except for commissions and bonuses paid to officers and employees in the ordinary course of business, the Obligors agree to make no advances, loans or distributions in excess of an aggregate One Hundred Thousand Dollars ($100,000) to its officers, employees or shareholders without the Agent's prior written consent.

         (e) The Company agrees to issue no additional capital stock without the Agent's prior written consent and unless it is pledged and delivered when issued to the Agent as Collateral.

         Section 10.16 Limitation on Unmarketable Loans. The Obligors agree not to own at any time more than Four Million Five Hundred Thousand Dollars ($4,500,000) in aggregate principal amounts of Mortgage Loans that, for any reason, are not eligible for sale in the regular secondary market for Residential Mortgage Loans; provided that, for this Section's purposes, Mortgage Loans whose purchase by the Obligors is financed under the VA/FHA/PMI Foreclosure Receivables Sub-subline or the Repurchased Defaulted Mortgages Sub-subline shall not be considered ineligible for sale as aforesaid.





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         Section 10.17     No Uncovered Commercial Loans and No ADC, Etc. Loans.
Except as otherwise provided in this Section or as approved in writing by the Agent on a case-by-case basis, the Obligors agree not to make or acquire after the Effective Date any direct outright ownership interest, participation interest or other creditor's interest in any commercial real estate loan
(except only for commercial real estate loans which FNMA or another Qualified Investor approved by the Agent for that purpose has issued a valid and enforceable commitment to purchase from either Obligor after completing its underwriting of such loans), personal property loan, oil and gas loan, commercial loan, wrap-around real estate loan not subject to a valid Investor Commitment, unsecured loan, acquisition loan, development loan, construction loan (except only for construction loans that (a) are participated in by another reputable financial institution at the time of their initial funding to the extent of at least ninety-nine percent (99%) of the amount committed to be lent and (b) FNMA or another Qualified Investor approved by the Agent for that purpose has issued a valid and enforceable commitment to purchase after the construction financed has been completed or (c) made pursuant to the ICF Agreement) or unimproved real estate loans except for such loans made pursuant to the ICF Agreement.

         Section 10.18 Loss of Eligibility. Each of the Obligors agrees not to take or omit to take any act that would result in the suspension or loss of any of its status with any of GNMA, FNMA, FHLMC, VA or FHA as an eligible mortgagee, seller/servicer and issuer as described in Section 7.4.

         Section 10.19 Fiscal Year Accounting. Neither Obligor will change its fiscal year or method of accounting unless and until required or recommended by GAAP and then only after giving notice and a written explanation of each such change and the reasons for it to the Agent at least thirty (30) days before the change becomes effective.

         Section 10.20 Loans, Advances and Investments. Each of the Obligors agrees (a) to neither make nor hold any loan, advance or capital contribution to any Person (or for the account or benefit of any Person) or any investment in any Person (including any investment in excess of One Million Dollars ($1,000,000) in all Subsidiaries), (b) to neither purchase nor otherwise acquire any Person's capital stock, securities or evidence of debt (collectively, "Investments") and (c) to not otherwise acquire any interest in any Person or control of any Person, except (if and only if the making of an Investment described below would not violate any other provision of this Agreement or have a Material Adverse Effect) the following:

                 (1)      Mortgage Loans.

                 (2)      Investments in Qualified Investment Securities.

                 (3) Any acquisition of securities or evidence of debt of others when acquired by such Obligor in settlement of accounts receivable or other debts arising in the ordinary course of business, if the aggregate amount of any such securities or evidence of debt is not material to such Obligor's financial condition according to GAAP.





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                 (4)      Any acquisition in the ordinary course of such
Obligor's business of (A) servicing portfolios and related assets, (B) Mortgage-Backed Securities, (C) Mortgage Loans or (D) businesses for the purpose of increasing Mortgage Loan production, and related transactions.

         Section 10.21     Actions with Respect to Pledged Mortgages.

         (a) Each of the Obligors agrees to neither compromise, extend nor (except in accordance with the provisions of the Pledged Mortgages or to correct an error) adjust payments on any Pledged Mortgage, accept a conveyance of mortgaged Property in full or partial satisfaction of any Pledged Mortgage or -- except against full repayment of the affected Residential Mortgage -- release any Residential Mortgage securing or underlying any Pledged Mortgage.

         (b) Neither Obligor will agree to the amendment, termination or pairing off of any Investor Commitment or to the substitution of a different Investor Commitment for an Investor Commitment, if such amendment, termination, pairing off or substitution may reasonably be expected (as determined by the Agent) to have a Material Adverse Effect (either by itself or in combination with other existing or reasonably anticipated circumstances).

         (c) Neither Obligor will transfer, sell, assign or deliver to any Person other than the Agent any Pledged Mortgage other than pursuant to Investor Commitments.

         (d) Neither Obligor will grant, create, incur or assume, or permit or suffer to exist, any Lien upon any Pledged Mortgage except for (1) Liens granted to the Agent or (2) such non-consensual Liens (if any) as may be deemed to arise by operation of law pursuant to any Investor Commitment.

         Section 10.22 Cancellation of Loan Servicing Rights. Each of the Obligors agrees to neither suffer nor permit the cancellation for cause of Twenty-five Million Dollars ($25,000,000) or more of Owned Servicing Rights.

         Section 10.23 Change of Underwriting Standards for "C" or "D" Grade Mortgage Loans. Without the Agent's consent, the Obligors will not change the Subprime Underwriting Standards insofar as they define "C" and "D" credit grade Mortgage Loans from the standards therefor set forth in the Obligors' current credit grade matrix, a copy of which is attached as Schedule 6.

         Section 10.24 Continuous Compliance. Notwithstanding that the Obligors' compliance with most of the financial covenants set forth in Sections
10.5 through 10.14 is provided in such Sections to be measured periodically, the Obligors agree to use their best good faith efforts to comply with each of those financial covenants at all times and continuously for so long as this Agreement is in force.





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         ARTICLE 11.  AGREEMENTS CONCERNING THE AGENT AND THE BANKS

         Section 11.1 Authorization and Action. Each of the Banks hereby irrevocably appoints TCB as the Agent under this Agreement and the other Facilities Papers and authorizes the Agent to act on such appointing Bank's behalf and to exercise such powers under this Agreement and all other Facilities Papers as are specifically delegated to or required of the Agent by their terms, together with all reasonably incidental powers. If the Agent (in such capacity) (a) receives any material writing from either Obligor (including any report or statement required by any of the Facilities Papers), (b) receives any default notice from any Bank alleging or relating to any Default by either Obligor or (c) gives any Default notice to either Obligor pursuant to the terms of any Facilities Paper, then in each such instance, the Agent shall promptly forward copies of such material writing or Default notice to the other Banks. As to any matter not expressly provided for by this Agreement and all other Facilities Papers (including enforcement or collection of any Note and foreclosure on any Collateral for any or all of either Obligor's present or future Obligations under the Facilities Papers), the Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the joint instructions of all of the affected Banks, and such instructions shall be binding upon all Banks; provided, that the Agent shall not be required to take any action that it reasonably believes may (1) expose it to personal liability or (2) be contrary to this Agreement, any other Facilities Papers or applicable requirements of Law. The Agent may (but shall not be under any obligation to) propose to take action or actions under this Agreement and the other Facilities Papers in a notice to the other affected Banks; unless otherwise directed by the other affected Banks within ten (10) Business Days after the date of such notice, the Agent may (but shall not be obligated to) take the action or actions proposed in such notice and the Agent shall be fully protected in so acting as if it had received instructions to take such action or actions from the other affected Banks; provided that without the Majority Banks' approval, the Agent shall not (A) declare in writing that a Default that has occurred has been waived or cured (provided that without all Banks' approval the Agent shall not declare in writing that a payment Default that has occurred has been waived), (B) consent to any merger or consolidation of either Obligor with or into another Person that would have the effect described in clause (a)(2) or (b)(2), as applicable, of this Agreement's definition of "Change of Control", (C) consent to either Obligor's obtaining a Servicing Acquisition Loan to finance PMSRs to service any commercial Mortgage Loan whose outstanding principal balance exceeds One Million Dollars ($1,000,000), or (C) declare the maturity of any Note accelerated, foreclose on any Collateral or exercise any of the Banks' other material remedies after the occurrence of any Default unless such actions set forth in this clause (C) are (i) reasonably susceptible of being rescinded without materially and adversely affecting the other Banks or any of the Collateral if the other affected Banks should elect to have the Agent rescind them or (ii) actions that the Agent, acting reasonably in light of the circumstances then prevailing and known to the Agent, shall deem necessary or appropriate to take on an urgent basis in order to protect or preserve Collateral or to protect the rights or interests of the Banks.





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         Section 11.2     Agent Will Ship Mortgage Loans with Bailee Letters.
The Agent will ship Mortgage Loans to Qualified Investors with a bailee letter (a "Bailee Letter") in substantially the form of Exhibit G.

         Section 11.3 Employment of Others by the Agent. The Agent may execute and perform any of its duties under the Facilities Papers by or through agents other than (a) either Obligor or (b) any of such Obligor's Affiliates or
(c) any of such Obligor's attorneys, and shall be entitled to rely (and shall be protected in reasonably relying) on the advice of such agents and attorneys concerning all matters pertaining to its duties under the Facilities Papers, and, except as otherwise provided in Section 11.4, the Agent shall not be responsible for the negligence or misconduct of any such agents and attorneys selected by it with reasonable care. Each Bank recognizes and understands that if, after the occurrence of any Default, the Agent services any Collateral consisting of loans secured by mortgages and the Agent does not have adequate facilities (and the Agent shall have no obligation to develop adequate facilities) to service such Collateral, it will be necessary for the Agent to contract with a third party to service such Collateral and the fees to be paid for such services will be treated as expenses payable out of the income and proceeds realized from such Collateral having priority over other applications of such income and proceeds pursuant to the Facilities Papers. The Agent will identify any such servicing agent selected by the Agent for such purpose by written notice to the Banks, and may engage and continue to employ such servicing agent unless and until the Majority Banks notify the Agent in writing that they disapprove of such servicing agent so selected, in which event the Agent shall promptly engage such other servicing agent as shall be approved in writing by all of the Banks (including TCB) and replace the servicing agent so originally selected.

         Section 11.4 No Liability. Except in the case of its, his or her own (or own agent's) fraud, gross negligence or willful misconduct, IT BEING SPECIFICALLY INTENDED THAT THE RELEASED PERSONS BE HEREBY RELEASED FROM LIABILITY FOR THEIR OWN SIMPLE NEGLIGENCE, the "Agent, et al." (meaning the Agent, its Affiliates and its -- and each of its Affiliates' -- officers, shareholders, directors, employees and agents), the Banks and their respective shareholders, directors, officers, employees, attorneys and agents (collectively, the "Released Persons") shall not be (a) liable for any action taken or omitted to be taken by such Released Person (1) under the Facilities Papers in good faith and believed by such Released Person to be within the discretion or power conferred upon such Released Person by the Facilities Papers or (2) with the consent or at the request of the Banks or (b) responsible for consequences of any error of judgment. The Agent, et al., shall not be responsible in any manner to anyone for (1) the effectiveness, enforceability, legality, genuineness, sufficiency, validity, due execution, filing, registration or recording of any of the Facilities Papers, (2) any representation, warranty, document, certificate, report or statement made or furnished in, under or in connection with the Facilities Papers other than its own representation, warranty, certificate, report or statement furnished to one or more Banks in or pursuant to any Facilities Paper, whether deemed given pursuant to another provision of this Agreement or given in a separate writing (and no certificate, report or statement so furnished that is prepared in reliance upon information furnished by either Obligor or any source other than the Agent itself shall be construed to be a certification, confirmation, guaranty or undertaking of any kind by the Agent of the correctness or completeness of any of the information so relied upon by the Agent), (3) the value of any of the Collateral, (4)





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except to the extent the Agent is required to hold Collateral or take or perform any other action with respect to it in accordance with this Agreement and all other Facilities Papers and which action is required for such perfection, the perfection of any Lien on any Collateral or (5) any delay, error, omission or default of any third party mail, telegraph, telecopy, electronic mail, cable or wireless agency or operator. Except for its obligations to make the examinations and determinations required to enable the Agent to make the statements which the Agent will be deemed to make to the Banks from time to time pursuant to Section 11.14 by giving notices to Banks of Loan Requests or Offers, the Agent, et al. shall not be under any obligation to anyone to (a) ascertain or to inquire as to the performance or observation of any of the terms, covenants or conditions of any of the Facilities Papers on the part of either Obligor or any other Person or (b) inspect the Property (including the books and records) of either Obligor. Also, the Agent shall not be deemed to have knowledge or notice of the occurrence of any Default unless a Vice President or more senior officer of the Agent's Corporate Mortgage Finance Group has actual knowledge of it or such an officer shall have received notice from either Obligor or a Bank referring to this Agreement, describing such Default and stating that such notice is a "notice of default". Subject to the foregoing limitations and to any direction from the Banks to take action pursuant to this Article, the Agent shall perform the duties imposed upon it under the Facilities Papers with respect to the Collateral with the same amount of diligence and using the same amount of judgment and discretion as if it were acting solely for its own account and, in connection therewith, the Agent is hereby authorized to (a) settle, compromise and release claims against the makers of any Collateral and any other Person obligated with respect to any Collateral; (b) foreclose on and enforce security interests in any Collateral or Property securing any Collateral; (c) sell Collateral and Property acquired as a result of foreclosure on or under the Collateral, and (d) do all other acts and things as the Agent, in its sole discretion, may deem necessary or appropriate to protect the rights and interest of the Agent and the Banks and to realize the benefits of the Collateral. Notwithstanding the foregoing, the Agent shall not knowingly take any action that would materially jeopardize or otherwise materially impair any private mortgage insurance, FHA insurance, VA guaranty (including any repurchase guaranty), FHLMC guaranty, FNMA guaranty or GNMA guaranty benefits applicable to the Collateral unless in the Agent's judgment it is in the best interests of the Banks to take such action.

         Section 11.5 Reliance. The Agent, et al. shall be entitled to rely -- and shall be fully protected in reasonably relying -- upon any writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telex or teletype message, statement, order or other document or conversation believed by it, him or her to be genuine and correct and to have been signed or made by the proper Person. The Agent shall not be required in any way to determine the identity or authority of any Person delivering or executing the same. If any order, writ, judgment or decree (an "Order") shall be made or entered by any court affecting the rights, duties and obligations of the Agent under the Facilities Papers, then and in any of such events the Agent is authorized, in its sole discretion, to rely upon and comply with such Order; and if the Agent complies with any such Order, then the Agent, et al. shall not be liable to any Bank or to any other Person by reason of such compliance, even though such Order may be subsequently reversed, modified, annulled, set aside, held inapplicable or vacated.





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         Section 11.6     Qualifications of the Agent.  The Agent shall at all
times be a commercial bank or trust company organized and doing business under the Laws of the United States of America or any state, district or territory of it authorized under such Laws to exercise corporate trust powers, having a combined capital and unimpaired surplus of at least Fifty Million Dollars ($50,000,000), having -- or if owned by a bank holding company, such bank holding company having -- a rating of C or better by Thomson Bank Watch, Inc. and subject to supervision or examination by Federal, state, district or territorial authority, and the aggregate of whose Committed Sums -- or if the Banks' commitments to lend under this Agreement have expired or been terminated and have not been reinstated, the aggregate of whose Loans then outstanding -- is at least Forty Million Dollars ($40,000,000). The Agent shall have an office and place of business in Houston, Texas, if there is such a commercial bank or trust company willing and able to act as the Agent on reasonable and customary terms. If such commercial bank or trust company publishes reports of conditions at least annually, pursuant to applicable Law or to the requirements of the aforesaid supervising or examination authority, then for the purposes of this Section, the combined capital and unimpaired surplus of such commercial bank or trust company shall be deemed to be its combined capital and unimpaired surplus as set forth in its most recent report of condition so published. In case the Agent shall cease at any time to be eligible in accordance with the provisions of this Section, the Agent shall resign immediately in the manner and with the effect hereinafter specified in this Article.

         Section 11.7 Resignation of the Agent. The Agent, or any agent or agents hereafter appointed, at any time may resign by giving written notice of resignation to the Obligors and the Banks and complying with the applicable provisions of this Section. The Agent may be removed in accordance with the applicable provisions of Section 11.8 and with written notice to the Obligors. Upon receiving such notice of resignation or removal, a successor Agent shall be promptly appointed by unanimous action of the Banks (including TCB) by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Agent and one copy to the successor Agent. If no successor Agent shall have been so appointed and have accepted the appointment within thirty (30) days after such notice of resignation, then the resigning Agent may appoint a successor Agent, which shall itself be subject, however, to removal by the Banks (other than any Bank which is then the Agent) without cause (i.e., notwithstanding the conditions to removal of the Agent stated in Section 11.8) upon thirty (30) days' written notice, provided that the removing Banks designate another successor Agent in such notice -- or in a separate written notice given on or before five (5) days thereafter -- to the Agent being removed. If the resigning Agent does not appoint a successor Agent as provided in the preceding sentence, then the resigning Agent or the Banks (other than any Bank which is then the Agent) may petition any appropriate court for the appointment of a successor Agent. After such notices, if any, as it may deem proper and prescribe, such court may appoint a successor Agent.

         Section 11.8 Removal of the Agent. If (a) the Agent shall cease to be eligible in accordance with the provisions of Section 11.6 and shall fail to resign after written request therefor by the Banks (other than any Bank which is then the Agent), or (b) a receiver of it or of its Property shall be appointed by any Governmental Authority of competent jurisdiction and shall take charge or control of it or of its Property or affairs for the purpose of rehabilitation, conservation or liquidation, or (c)





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the Agent shall be grossly negligent in the performance of its material duties and obligations under this Agreement or other Facilities Papers or engage in willful misconduct concerning any such material duties and obligations, then, in any such case, the other Banks may remove the Agent and appoint a successor by written instrument, in duplicate, one copy of which shall be delivered to the Agent so removed and one copy to the successor Agent; or the Banks may petition any court of competent jurisdiction for the removal of the Agent and the appointment of a successor Agent. After such notice, if any, as it may deem proper and prescribe, such court may remove the Agent and appoint a successor Agent.

         Section 11.9 Effective Date of Resignation or Removal. No resignation or removal of the Agent shall be effective until (a) a successor Agent is appointed pursuant to the provisions of this Agreement and has accepted the appointment as provided in this Agreement, with a copy of such acceptance to be provided by the successor Agent to the predecessor Agent, the Obligors and the Banks (but no notice to any other Person shall be required), and (b) the resigning or removed Agent has taken such actions (including the delivery to the successor Agent of Collateral and the execution and delivery to the successor Agent of assignments) as may be necessary or appropriate to cause the successor Agent to have a perfected Lien in the Collateral as agent and representative of the Banks (provided, that the Banks may elect to waive the requirements of this clause (b) to facilitate succession, although no such waiver shall excuse the resigning or removed Agent from its obligations under this clause (b) or otherwise), and the resigning or removed Agent agrees to take any and all such actions as the successor Agent may reasonably request. Each Bank shall be responsible, Ratably, for its share of all reasonable expenses of the resigning or removed Agent and of the successor Agent incurred in connection with the actions to be taken in accordance with the provisions of this Section. No successor Agent shall accept appointment as provided in this Section unless at the time of such acceptance such successor Agent shall be eligible under the provisions of Section 11.6.

         Section 11.10 Successor Agent. Any successor Agent appointed as provided in this Article shall execute and deliver to the Obligors and to its predecessor Agent an instrument accepting such appointment, and thereupon the resignation or removal of the predecessor Agent shall become effective and such successor Agent, without any further act, deed or conveyance, shall become vested with all the rights and obligations of its predecessor, with like effect as if originally named as the Agent; provided that upon the written request of the Obligors or the successor Agent, the Agent ceasing to act shall execute and deliver (a) an instrument transferring to such successor Agent all of the rights of the Agent so ceasing to act and (b) to such successor Agent such instruments as are necessary to transfer the Collateral to such successor Agent (including assignments of all Collateral or Collateral documents). Upon the request of any such successor Agent made from time to time, the Obligors shall execute any and all papers which the successor Agent shall request or require to more fully and certainly vest in and confirm to such successor Agent all such rights. No successor Agent shall accept appointment as provided in this Section unless at the time of such acceptance such successor Agent shall be eligible under the provisions of Section 11.6.





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         Section 11.11    Merger of the Agent.  Any Person into which the Agent
may be merged or converted or with which it may be consolidated, or any Person surviving or resulting from any merger, conversion or consolidation to which the Agent shall be a party or any Person succeeding to the commercial banking business of the Agent, shall be the successor Agent without the execution or filing of any paper or any further act on the part of any of the parties.

         Section 11.12 Agent and Affiliates. With respect to its own Notes and its own interests under the Mortgage Pools Purchase Agreement, the Agent shall have the same rights and powers under the Facilities Papers as any other Bank and may exercise the same as though it were not the Agent. Unless otherwise expressly indicated, each of the terms "Warehouse Bank", "Servicing Acquisition Bank" and "Bank" includes the Agent in its individual capacity. Each of the Agent and its Affiliates may accept deposits from, lend money to, act as trustee under indentures of, and generally engage in any kind of business with either Obligor, the Guarantor, any of their respective Affiliates and any Person who may do business with or own securities of any of them, all as if it were not the Agent and without any duty to account therefor to the Banks.

         Section 11.13    Participation; Assignment.

         (a) Each Bank reserves the rights (1) with notice to the Obligors, the Agent and the other Banks, to sell to any bank, savings and loan, savings bank, credit union, other deposit-taking financial institution or commercial lending institution, participations in all or any part of such Bank's Loans, Notes, Warehouse Line Commitment, Servicing Acquisition Line Commitment or interests under the Mortgage Pools Purchase Agreement and (2) with or without notice to the Obligors to pledge any or all of its interests under any or all of the Facilities to a Federal Reserve Bank. Participants shall have no rights under the Facilities Papers other than certain voting rights as provided below. Each Bank shall be entitled to obtain (on behalf of its participants) the benefits of this Agreement with respect to all participants in its Loans outstanding from time to time and in the interests allocated to it as a Warehouse Bank in the Mortgage Pools Purchase Agreement and in the Qualified Mortgage Loans and other Property owned by the Warehouse Banks under the Mortgage Pools Purchase Agreement from time to time; provided, that the Obligors shall not be obligated to pay any amount in excess of the amount that would be due to such Bank calculated as though no participation had been made. No Bank shall sell any participating interest under which the participant shall have any rights to approve any amendment, modification or waiver of any Facilities Papers, except to the extent such amendment, modification or waiver
(1) extends the due date for payment of any amount in respect of principal, interest or fees due under the Facilities Papers or (2) reduces the interest rate or the amount of principal or fees applicable to any Loan or purchase under the Mortgage Pools Purchase Agreement (except only for such reductions, if any, as are contemplated by this Agreement). In those cases (if any) where a Bank grants rights to any of its participants to approve amendments, modifications or waivers of any Facilities Papers pursuant to the immediately preceding sentence, such Bank must include a voting mechanism as to all such approval rights in the relevant participation agreement(s) whereby a readily-determinable fraction of such Bank's portion of the Facilities under this Agreement (whether held by such Bank or participated) shall control the vote for all of such Bank's portion of such Facilities; provided, that if no such voting mechanism is provided for or is





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fully and immediately effective, then the vote of such Bank itself shall be the vote for all of such Bank's portion of such Facilities. Except in the case of the sale of a participating interest to a Bank, the relevant participation agreement shall not permit the participant to transfer, pledge, assign, sell any subparticipation in or otherwise alienate or encumber its participation interest in such Facilities.

         (b) No Bank may assign any or all of its rights and obligations under the Facilities Papers to any assignee other than a Federal Reserve Bank without the written consent of the Agent and the Obligors (unless a Default has occurred and is continuing, in which event the Obligors' consent shall not be required), which consent the Agent and the Obligors agree not to unreasonably withhold, condition or delay.

         (c) If any interest in any of the Facilities is transferred to any Person that is organized under the Laws of any jurisdiction other than the United States of America or any State, the transferor Bank shall cause such Person, concurrently with the effectiveness of such transfer, (1) to represent to the transferor Bank (for the benefit of the transferor Bank, the Agent, the other Banks and the Obligors) that under applicable Laws no taxes will be required to be withheld by the Agent, the Obligors or the transferor Bank with respect to any payments to be made to such Person in respect of such Facilities, (2) to furnish to each of the transferor Bank, the Agent and the Obligors two duly completed copies of either U.S. Internal Revenue Service Form 4224 or U. S. Internal Revenue Service Form 1001 (wherein such Person claims entitlement to complete exemption from U. S. federal withholding tax on all interest payments hereunder) and (3) to agree (for the benefit of the transferor Bank, the other Banks, the Agent and the Obligors) to provide the transferor Bank, the Agent and the Obligors a new Form 4224 or Form 1001 upon the obsolescence of any previously delivered form and comparable statements in accordance with applicable United States Laws and amendments duly executed and completed by such Person and to comply from time to time with all applicable Laws with regard to such withholding tax exemption.

         Section 11.14 Loan Requests; Payments. By giving notice to the applicable Banks of a Loan Request or Offer, the Agent shall be deemed to state to them that (a) the Agent has examined such Loan Request or Offer and its attachments, including any listing provided of any Collateral proposed to be borrowed against under such Loan Request or any Pool proposed to be sold to the applicable Banks under such Offer (as the case may be), and has determined that such Loan Request or Offer and its attachments appear to comply with the requirements of this Agreement for the form and content of such Loan Request or Offer and any required attachments (including requirements for the Obligors' representations concerning (1) in the case of a Loan Request, the Warehouse Loan Value or Receivables Loan Value (whichever is applicable) of Collateral furnished to induce and support the Loan requested and the borrowing Obligor's representations and calculations concerning mathematical relationships between Loan amounts and Warehouse Loan Value or Receivables Loan Value (whichever is applicable) or (2) in the case of an Offer, the characteristics of the Pool offered and the Investor Commitment and Trade Ticket applicable to it) and (b) the Agent has examined such Collateral and such Collateral appears regular and to have Warehouse Loan Value or Receivables Loan Value sufficient to induce and support the Loan requested or the Pool purchase proposed in accordance with the requirements of this Agreement and (except in respect only of Warehouse Loans





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funded under the Wet Warehousing Subline) to create a perfected security interest in favor of the Agent in the Collateral. In conjunction with the performance of its duties under the Facilities Papers, the Agent shall collect all principal and interest payments on the Notes, the Warehouse Facility Fee, the Revolving Servicing Acquisition Facility Fee, all Fee, Pool sales, proceeds (including proceeds of sales of MBSs created from Pools) and Make Whole Payments in respect of Pools purchased under the Mortgage Pools Purchase Agreement, plus all other amounts due to the Banks on account of this Agreement and all other Facilities Papers. Upon receipt of any payment due under the Warehouse Line, the Servicing Acquisition Line or the Mortgage Pools Purchase Agreement, the Agent shall transfer each other applicable Bank's share to it by federal funds wire transfer (or by such other method as may be agreed upon between the Agent and such other Bank) as soon as practicable. If the Agent receives such sums at or before 12:00 noon on a Business Day and the Agent fails without a valid excuse to initiate a wire transfer (or to initiate such other method of transferring such funds as the Agent and such other Bank have agreed upon) on the same Business Day to any Bank of its portion of such payment received, then the Agent shall be obligated to pay interest on them to the Bank to which they are due from the day when they should have been transferred to the day when they are transferred at the Federal Funds Effective Rate. Each of the Banks (if any) which shall from time to time elect to charge a lower interest rate on any Note held by such Bank than the Stated Rate elected by the borrowing Obligor for such Note (or charge a specific lesser interest amount) shall promptly advise the Agent of the rate of interest (or amount of interest) such Bank is charging the Obligors on such Note. To the extent any such Bank contracts for, charges, reserves or receives interest in excess of the Ceiling Rate, such Bank hereby indemnifies the Agent, et al. and the other Banks, and agrees to hold each harmless, from and against any and all liabilities, losses, damages, penalties, actions, judgments, suits, costs, expenses and disbursements of any kind or nature whatsoever that may be imposed on, asserted against or incurred by the Agent, et al. or the other Banks in any way relating thereto, including reasonable attorneys' fees.

         Section 11.15 Lenders' Sharing Arrangement. Each of the Banks agrees that if it should receive any amount (whether by voluntary payment, realization upon security, the exercise of the right of set-off, or otherwise) which is applicable to the payment of the principal of, or interest on, the Loans, or fees of an amount that with respect to the related sum or sums received (or receivable) by the other Banks is in greater proportion than that Bank's ownership of the Loans, then such Bank receiving such excess amount shall purchase from the other Banks an interest in the obligations of the Obligors under this Agreement or any of the other Facilities Papers in such amount as shall result in a proportional participation by all of the Banks in such excess amount; provided that if all or any portion of such excess amount is thereafter recovered from such Bank, such purchase shall be rescinded and the purchase price restored to the extent of such recovery; and provided further that the provisions of this Section 11.15 shall not apply to the Processing Fees or any other fees due to the Agent pursuant to any letter agreement or other agreement between the Guarantor and/or the Obligors and the Agent.

         Section 11.16 Application of Collateral Proceeds. All realizations and proceeds of Collateral ("Collateral Proceeds") for the Facilities shall be applied (a) first, to the costs (including attorneys' fees, appraisal costs and other expenses related to the preparation of the Collateral for sale) incurred





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by the Agent in obtaining such Collateral Proceeds, or otherwise owing to the
Agent under the Facilities Papers; (b) second, in accordance with Section 6.3 or 6.5, as applicable; (c) third, to the payment of all other unreimbursed expenses of the Agent and the Banks under the Facilities Papers, Ratably, in accordance with such expenses and (d) fourth, to the Obligors or another Person, as their interest may appear. The Agent shall not be permitted to credit bid with respect to any foreclosure sale of the Collateral without the consent of all of the Banks. No Bank bidding at a foreclosure of the Collateral for any Facility may include in the amount of its bid an amount to be applied as a credit to such Bank's Note; instead, each Bank may bid (if it elects to bid) in cash only.

         Section 11.17 Credit Decision. Each Bank acknowledges and agrees that it has, independently and without reliance upon the Agent or any other Bank and based upon the Financial Statements of the Obligors and such other documents and information as it has deemed appropriate (and such Bank represents and agrees that it has received and reviewed all of the information which it requested and that it requested all information which it considered material to its credit decision), made its own credit analysis and decision to enter into this Agreement and the other Facilities Papers to which it is becoming a party. Each Bank also acknowledges and agrees that it will, independently and without reliance upon the Agent, et al. or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Facilities Papers.

         Section 11.18 Information Concerning Other Banks. From time to time, at the request of any Bank, the Agent will advise the requesting Bank of
(a) the identity of each Bank under this Agreement as of the date of such request, (b) the amount of each Bank's Warehouse Line Commitment, Servicing Acquisition Line Commitment and the amounts funded by any such Bank under such commitments and under the Mortgage Pools Purchase Agreement (if applicable) and
(c) any default by such Bank of any of its obligations under this Agreement or the other Facilities Papers and the nature of such default.

         Section 11.19 Expense Reimbursement. If the Obligors shall fail to reimburse the Agent within thirty (30) days of a request therefor, as provided in any Facilities Paper, for any expenses incurred by the Agent in connection therewith that the Obligors are required to reimburse, then each of the Banks shall pay, Ratably, its share of such expenses, plus interest at the Federal Funds Effective Rate from the date of expenditure until paid. Any Bank's failure to pay, Ratably, to the Agent that Bank's share of any expenses shall not in itself relieve any other Bank of its obligation to pay, Ratably, the Agent that other Bank's share of those (or any other) expenses, although no Bank shall be responsible or liable for any other Bank's failure to pay. If the Agent shall subsequently recover any such reimbursement from the Obligors, the Agent shall refund the amount recovered, including any interest recovery, to the paying Banks (including itself) in the proportion that the amount paid by each such paying Bank bears to the amount paid by all such paying Banks.

         Section 11.20 Indemnification. THE BANKS AGREE TO INDEMNIFY THE AGENT, ET AL. (TO THE EXTENT NOT REIMBURSED BY THE OBLIGORS), RATABLY, FROM AND AGAINST ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, EXPENSES, FEES, CLAIMS





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OR DISBURSEMENTS OF ANY KIND OR NATURE WHATSOEVER (COLLECTIVELY, "CLAIMS")
WHICH MAY BE IMPOSED ON, INCURRED BY OR ASSERTED AGAINST THE AGENT, ET AL., IN ANY WAY RELATING TO OR ARISING OUT OF THIS AGREEMENT AND ALL OTHER FACILITIES PAPERS OR ANY ACTION TAKEN OR OMITTED BY THE AGENT UNDER ANY OF THIS AGREEMENT AND ALL OTHER FACILITIES PAPERS; PROVIDED, THAT, FOR ANY PORTION OF SUCH CLAIMS RESULTING FROM THE GROSS NEGLIGENCE, WILLFUL MISCONDUCT OR FRAUDULENT CONDUCT OF THE AGENT, NO BANK SHALL BE LIABLE TO THE AGENT. (EACH BANK AGREES, HOWEVER, THAT IT EXPRESSLY INTENDS UNDER THIS SECTION TO INDEMNIFY THE AGENT, RATABLY, FOR ALL CLAIMS ARISING OUT OF OR RESULTING FROM THE SOLE OR CONTRIBUTORY SIMPLE NEGLIGENCE OF THE AGENT.) SUCH AMOUNTS SHALL BE PAYABLE UPON DEMAND AND SHALL BEAR INTEREST AT THE FEDERAL FUNDS EFFECTIVE RATE FROM THE DATE OF THE AGENT'S EXPENDITURE UNTIL THE DATE OF REIMBURSEMENT. THE PROVISIONS OF THIS SECTION AND SECTION 11.19 SHALL SURVIVE THE RETIREMENT OR WITHDRAWAL OF ANY BANK, THE TERMINATION OF THIS AGREEMENT, THE PAYMENT OF THE NOTES AND THE TERMINATION OF ALL OF THE OTHER FACILITIES PAPERS.

         Section 11.21 Rights of Individual Banks. No Bank other than the Agent shall have any right by virtue -- or by availing itself -- of any provision of the Facilities Papers to institute any action or proceedings at Law or in equity or otherwise (excluding any actions in bankruptcy) upon or under or with respect to the Facilities Papers or for the appointment of a receiver or for any other remedy without the prior written approval of the other Banks. Further, no Bank or Person other than the Agent shall take any such action unless and until, after a Default has occurred and before the Agent has declared in writing that it has been cured or waived (the Agent's authority to make such a declaration being subject to the final proviso of Section 11.1):

         the Banks (other than the Agent) have:

                 given a written direction to the Agent that the Agent institute such action or proceedings in its own name as agent under this Agreement;

                 not subsequently revoked such written direction or given any other or further direction inconsistent with such direction; and

                 offered to the Agent such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby; and

the Agent, after its receipt of such request and offer of indemnity and after having been given a reasonable opportunity to do so, shall have failed to so institute such action or proceedings or stated that it refuses to do so. In addition, the parties to this Agreement intend and mutually covenant that no one or more Banks or other holders of Notes shall have any right in any manner whatever to affect, disturb or prejudice the rights of any other Bank or holder of any other Note or to obtain or seek to obtain priority over or preference to any other such Bank or holder, or to enforce any right under this Agreement and all other Facilities Papers, except (a) in the manner provided in this Agreement and (b) Ratably, for the common benefit of all Banks under this Agreement. For the





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protection and enforcement of the provisions of this Section, each and every
Bank and the Agent shall be entitled to such relief as can be given either at Law or in equity.

         Section 11.22 Notice to the Agent. Should any Potential Default or Default occur and be continuing, any Bank that becomes aware of it shall promptly notify the Agent of its existence.

         Section 11.23 No Partnership. Neither the execution and delivery of this Agreement or any of the other Facilities Papers nor any interest that the Banks, the Agent or any of them may now or hereafter have in all or any part of the Collateral shall create or be construed as creating a partnership, joint venture or other joint enterprise between the Banks or among any of the Banks and the Agent. The relationship between the Banks, on the one hand, and the Agent on the other, is and shall be that of principals and agent only, and nothing in this Agreement or any of the other Facilities Papers shall be construed to constitute the Agent, et al. as trustee or other fiduciary for any Bank or to impose on the Agent, et al. any duty, responsibility or obligation other than those expressly provided for herein and therein.

         Section 11.24 Amendments, Modifications and Consents. Without the written consent of all of the Banks, including TCB, the Agent shall not agree to any amendments or modifications to the Facilities Papers, or grant a written waiver of any provision of them, the effect of which would be to (a) change the amount or the due date of any required payment of principal or accrued interest or any fees, (b) extend the maturity date of any Note, (c) change any sharing ratio applicable to the Banks under this Agreement, (d) change the several nature of the Banks' respective obligations to make Loans or consider making purchases under this Agreement, (e) change the conditions precedent to any Facility, (f) release the Guaranty or release Collateral other than pursuant to the express provisions of this Agreement, (g) amend this Section or the definitions of "Majority Banks", "Majority Servicing Acquisition Banks" or "Majority Warehouse Banks", (h) amend, or waive any violation of, the provisions of Section 10.11; (i) amend the definition of "Eligible Mortgage" or "Defective Mortgage" or amend any defined term used within the definition of "Eligible Mortgage" or "Defective Mortgage" (provided that, with the approval of the Majority Banks, the Agent may temporarily waive or suspend one or more of this Agreement's eligibility requirements or conditions for a particular grouping of Mortgage Loans to qualify as Eligible Mortgage Loans where their failure to so qualify is beyond the Company's reasonable control and if the Agent believes at the time of such temporary waiver or suspension that the factors which apparently caused such disqualification will be eliminated in a reasonably short time), (j) consent to a change in the Obligors' underwriting guidelines for "C" or "D" credit grade Mortgage Loans (as contemplated in Section 10.23) -- the Banks agree to consent to any such proposed change that is demonstrably consistent with prevailing credit grading practices in the subprime mortgage lending industry -- or (k) permit either (1) Loans to be made or continued that are secured by Collateral that does not comply with the definition of "Eligible Mortgage" as of the Effective Date or (2) purchases of Defective Mortgages, in an aggregate amount that exceeds the Agent's discretionary authority to permit such Loans and purchases in an aggregate amount of up to Five Million Dollars ($5,000,000). Without the consent of the Majority Banks, the Agent shall not agree to any other amendments or modifications to the Facilities Papers, grant consent to either Obligor's incurring Subordinated Debt, grant consent to





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either Obligor's incurring debt to an Affiliate, or grant a written waiver of any other material provision of the Facilities Papers; provided that any such amendment or waiver proposed by Agent or either Obligor shall be submitted to all Banks concurrently, even though the consent or approval of all Banks may not be required, and the Agent may proceed to make any such amendment or waiver that requires only the Majority Banks' approval when the Agent has obtained that approval even if not all Banks have yet responded to the Agent's proposal; and provided further that any provision of this Agreement that requires the consent or approval of all Banks shall prevail and control in the event of any apparent conflict with the provisions of this Section.

         Section 11.25 Replacement of Retiring Bank. If (i) any Bank has demanded compensation or indemnification, or if the Obligors otherwise have been required to make any payment to any Person, pursuant to Section 5.7, or
(ii) any Bank has failed to make available all or any portion of its Funding Share of any Loan (and has not cured such failure), (iii) any Bank has notified the Agent or the Obligors that such Bank does not intend to comply with its obligations under any or all of Section 2.2 or Articles 3 or 4 following the appointment of a receiver or conservator with respect to such Bank at the direction or request of any regulatory agency or authority or (iv) any Bank has failed to consent to a proposed amendment, waiver, discharge or termination or which, pursuant to the terms of Section 11.24 or any other provision of any Facilities Papers, requires the consent of all Banks and with respect to which the Majority Banks have consented, the Obligors shall have the right, if no Potential Default has occurred that has not been cured and if no Default has occurred that the Agent has not declared in writing to have been cured or waived, to replace such Bank with a Replacement Bank. The replacement of a Retiring Bank pursuant to this Section 11.25 shall be effective on the tenth
(10th) Business Day (the "Replacement Date") following the date of notice of such replacement to the Retiring Bank and each Continuing Bank through the Agent, subject to satisfaction of the following conditions:

                 (a) the Retiring Bank and the Replacement Bank shall have satisfied the conditions to assignment and assumption set forth in Section
11.13 and, in connection therewith, the Replacement Bank(s) shall pay to the Retiring Bank an amount equal in the aggregate to the sum of (x) the principal of all of the Retiring Bank's outstanding Loans, together with all accrued interest thereon and (y) the Retiring Bank's share of any accrued fees under this Agreement; and

                 (b) the Obligors shall have paid to the Agent for the account of the Retiring Bank an amount equal to all obligations owing to the Retiring Bank by the Obligors (other than those obligations of the Obligors owing but not yet due that are referred to in Section 11.25(a)).

         Section 11.26 Replacement Banks Replace Retiring Banks. On the Replacement Date, each Replacement Bank that is a New Bank shall become a Bank and the Retiring Bank shall cease to be a Bank; provided that this Agreement shall continue to govern the rights and obligations of a Retiring Bank with respect to any Loans made or any other actions taken by such Retiring Bank while it was a Bank and such Retiring Bank shall continue to have the benefit of each of the provisions of this Agreement that are intended to survive its termination or expiration, including Sections 5.3, 5.7, 12.7, 12.8 and 12.9.





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         Section 11.27     Termination of Retiring Bank's Commitments.  In lieu
of the foregoing, upon the express written consent of Continuing Banks who are the holders of at least sixty-six and two-thirds percent (66 2/3%) of that portion of the outstanding principal of the Loans held by Continuing Banks, the Obligors shall have the right to terminate the commitments of a Retiring Bank hereunder in full. Upon payment by the Obligors to the Agent for the account of the Retiring Bank of an amount equal to the sum of (i) the aggregate principal amount of all Loans held by the Retiring Bank and (ii) all accrued interest, fees and other amounts owing to the Retiring Bank pursuant to this Agreement and the other Facilities Papers, such Retiring Bank shall cease to be a Warehouse Bank, a Servicing Acquisition Bank and a Bank hereunder; provided that the provisions of this Agreement shall continue to govern the rights and obligations of a Retiring Bank with respect to any Advances made or any other actions taken by such Bank while it was a Bank and such Retiring Bank shall continue to have the benefit of each of the provisions of this Agreement that are intended to survive its termination or expiration, including Sections 5.3, 5.7, 12.7, 12.8 and 12.9.

                           ARTICLE 12.  MISCELLANEOUS

         Section 12.1 No Waiver. No waiver of any Default or Potential Default shall be deemed to be a waiver of any other Default or Potential Default. No failure to exercise or delay in exercising any power or right under any Facilities Papers shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. No course of dealing between (a) the Obligors and (b) the Agent or any Bank, shall operate as a waiver of any rights of any of the Banks. Except for amendments, modifications and waivers made pursuant to Section 11.24, no amendment, modification or waiver of any provision of this Agreement, any Note or any other Facilities Papers nor consent to any departure therefrom shall be effective against any affected Bank unless it is in writing and signed by that affected Bank (or, unless prohibited by this Agreement, by the Agent acting on behalf of that affected Bank), and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No notice to or demand on the Obligors or any other Person shall entitle the Obligors or any other Person to any other or further notice or demand in similar or other circumstances.

         Section 12.2 Notices. Notices under the Facilities Papers shall be in writing and either (a) delivered against a receipt therefor; (b) mailed by registered or certified mail, return receipt requested, postage prepaid, or
(c) sent by telefax, telex or telegram, in each case addressed as follows:





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                 (1)      If to either Obligor, to:

                          [New America Financial, Inc. c/o]
                          Harbor Financial Mortgage Corporation
                          340 North Sam Houston Parkway East, Suite 100 Houston, Texas 77060
                          Attention:  Mr. Richard J. Gillen, President
                          Telephone:  (281) 931-1771
                          Telecopy:  (281) 448-4098

                 (2)      If to the Agent or TCB, to:

                          Texas Commerce Bank National Association [as Agent]
                          P. O. Box 2558
                          Houston, Texas 77252
                          Attention:  Managing Director, Corporate Mortgage
                                      Finance Group
                                      Telephone:  (713) 216-5367
                                      Telecopy:   (713) 216-2082

                 (3)      If to another Bank, as provided in the Commitments
                          Schedule.

or to such other address as a party may by notice hereunder designate. Notices given by postage prepaid certified or registered U.S. mail shall be deemed to have been given two (2) Business Days after being mailed; notices given by other means shall be effective only when actually received (in the case of notices to either Obligor) in such Obligor's offices or (in the case of notices to the Agent or TCB) by the Managing Director of TCB's Corporate Mortgage Finance Group or another officer in that group or (in the case of notices to any other Bank) by the officer of that Bank named on the Commitments Schedule or another officer in the named officer's group at that Bank.

         Section 12.3 Governing Law; Jurisdiction and Venue. Except as otherwise stated therein or required by applicable Law, each of the Facilities Papers shall be deemed to be a contract under the Laws of the State of Texas and of the United States of America and shall be construed and enforced in accordance with such Laws. Each of the Obligors hereby irrevocably submits to the nonexclusive jurisdiction of the state and federal courts of the State of Texas and agrees and consents that service of process may be made upon it in any proceeding arising out of this Agreement or any of the other Facilities Papers by service of process as provided by Texas Law. Each of the Obligors hereby irrevocably waives, to the fullest extent permitted by Law, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to the this Agreement or any of the other Facilities Papers brought in the District Court of Harris County, State of Texas, or in the United States District Court for the Southern District of Texas, Houston Division, and hereby further irrevocably waives any claims that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Each of the Obligors further (a) agrees to designate and maintain an agent for service of process in the City of





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Houston in connection with any such suit, action or proceeding and to deliver to the Agent evidence thereof and (b) irrevocably consents to the service of process out of any of the aforementioned courts in any such suit, action or proceeding by the mailing of copies thereof by certified mail, return receipt requested, postage prepaid, to each of the Obligors at its address set forth herein. Nothing herein shall affect the right of the Agent or any Bank to commence legal proceedings or otherwise proceed against either Obligor in any jurisdiction or to serve process in any manner permitted by applicable Law. Each of the Obligors hereby irrevocably agrees that any proceeding against the Agent or any Bank arising out of or in connection with this Agreement or the other Facilities Papers shall be brought in the district courts of Harris County, Texas, or in the United States District Court for the Southern District of Texas, Houston Division if such relevant court has jurisdiction.

         Section 12.4 Waiver of Jury Trial. Each of the Obligors, the Agent and the Banks hereby (i) covenants and agrees not to elect a trial by jury of any issue triable of right by a jury, and (ii) waives any right to trial by jury fully to the extent that any such right shall now or hereafter exist. This waiver of right to trial by jury is separately given, knowingly and voluntarily, by each Obligor, the Agent and each Bank, and this waiver is intended to encompass individually each instance and each issue as to which the right of a jury trial would otherwise accrue. The Agent is hereby authorized and requested to submit this Agreement to any court having jurisdiction over the subject matter and the parties hereto, so as to serve as conclusive evidence of the foregoing waiver of the right to jury trial. Further, the Obligors hereby certify that no representative or agent of any of the Banks or the Agent has represented, expressly or otherwise, to any shareholder, director, officer, agent or representative of either of them that the Agent or the Banks will not seek to enforce this waiver of right to jury trial provision.

         Section 12.5 Survival; Successors and Assigns; Term. All representations, warranties, covenants and agreements made by either Obligor in connection herewith shall survive the execution and delivery of the Facilities Papers, shall not be affected by any investigation made by any Person and shall bind each of the Obligors and its successors, trustees, receivers and assigns and shall benefit the Agent, the Banks and their respective participants and other holders of any of the Obligors' Obligations under the Facilities Papers and their respective successors and assigns; provided, that the undertaking of the Banks under this Agreement or any of the other Facilities Papers to make loans and extend other benefits of the Facilities to the Obligors shall not inure to the benefit of any successor, trustee, receiver or assign of any such Obligor. Subject to such proviso, all references in the Facilities Papers to either Obligor, the Agent or any Bank shall include the successors, trustees, receivers and assigns of such party. In the event any Bank sells participations or other rights or interests in any Note or other indebtedness or obligation incurred pursuant to this Agreement or any of the other Facilities Papers to other lenders, each of such other lenders shall have the rights to set off against such indebtedness and similar rights or Liens to the same extent as may be available to that Bank. The term of this Current Facilities Agreement shall be until the final payment in full of all Notes and the payment of all other amounts due under the Facilities Papers.

         Section 12.6 Counterparts. This Agreement may be executed in several counterparts, and by the parties hereto on separate counterparts, and each counterpart, when so executed and delivered,





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shall constitute an original instrument, and all such separate counterpart, shall constitute one and the same agreement.

         Section 12.7 Usury Not Intended; Credit or Refund of Any Excess Payments. It is the intent of each of the Obligors, the Agent and the Banks in the execution and performance of this Agreement and the other Facilities Papers to contract in strict compliance with the applicable usury laws of the State of Texas and the United States of America from time to time in effect. In furtherance of that purpose, each of the Obligors, the Agent and the Banks stipulate and agree that none of the terms and provisions contained in this Agreement or the other Facilities Papers shall ever be construed to create a contract to pay for the use, forbearance or detention of money with interest at a rate in excess of the Ceiling Rate and that for purposes hereof "interest" shall include the aggregate of all charges which constitute interest under such laws that are contracted for, charged, taken, reserved or received under this Agreement or any of the other Facilities Papers. In the event that the maturity of any Note is accelerated by reason of any election of its holder resulting from any Default, or in the event of any required or permitted prepayment, then such consideration that constitutes interest may never include more than the maximum nonusurious amount permitted by applicable Law, and excess interest, if any, provided for in this Agreement or otherwise shall be canceled automatically as of the date of such acceleration or prepayment and, if theretofore paid, shall be credited on such note (or, if such note shall have been paid in full, refunded to the payor of such interest). The provisions of this Section shall control over all other provisions of this Agreement, the Notes and the other Facilities Papers which may be in apparent conflict herewith. In the event any Bank or other holder of any of such Notes shall collect monies which are deemed to constitute interest at a rate in excess of the Ceiling Rate then in effect, all such sums deemed to constitute interest in excess of the Ceiling Rate shall be immediately returned to their payor (or, at the option of the holder of the Notes, credited against the unpaid principal of the Notes) upon such determination. The provisions of this Section shall survive the expiration or termination of this Agreement.

         Section 12.8 Expenses. Whether or not the transactions contemplated by this Agreement shall be consummated, the Obligors, jointly and severally, agree to pay (a) up to $5,000 of the legal fees incurred by the Agent in connection with the preparation, negotiation and execution of this 12/97 A&R Facilities Agreement, the Notes and the other Facilities Papers; (b) up to $1,000 of the legal fees actually incurred by each Bank (other than TCB) in reviewing this 12/97 A&R Facilities Agreement and the other Facilities Papers; (c) all out-of-pocket expenses of the Banks (including the reasonable fees and expenses of counsel for the Banks) in connection with the filing, recording, refiling and rerecording of this Agreement and the other Facilities Papers and in establishing, making, servicing, administering and collecting any of the Facilities, fundings and loans or purchases hereunder; (d) any and all stamp, mortgage and recording taxes; (e) all other expenses incurred in the recording, filing, rerecording and refiling of any of the Facilities Papers and all other documents or instruments of further assurance required or appropriate to be recorded, rerecorded, filed or refiled in appropriate recording or filing offices; (f) the costs of any title insurance or lien insurance in connection therewith; (g) all costs of preparation, execution and delivery of any and all amendments, modifications, supplements, consents, waivers or other documents or writings relating to the transactions contemplated by this Agreement; and (h) all costs (including reasonable attorneys' fees)





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of the review of title opinions, security opinions and other legal opinions relating to the transactions contemplated in this Agreement or any of the other Facilities Papers. Upon request, the Obligors, jointly and severally, agree to promptly reimburse the Agent or any Bank for all amounts expended by them, respectively, to satisfy any obligation of either Obligor under this Agreement or any other Facilities Papers or to protect the Property or business of either Obligor or any of its Subsidiaries or to collect any of the Notes, or to enforce the rights of any or all of the Agent or any Bank under this Agreement or any other Facilities Papers, which amounts will include all court costs, attorneys' fees, fees of auditors and accountants and investigation expenses incurred by any of the Agent or any Bank in connection with any such matters, together with interest at the Past Due Rate on each such amount from the date that the same is expended, advanced or incurred by any of the Agent or any Bank until the date of reimbursement to the Agent or that Bank. The obligations of the Obligors under this Section shall survive the expiration or termination of this Agreement.

         SECTION 12.9 INDEMNIFICATION. THE OBLIGORS, JOINTLY AND SEVERALLY, AGREE TO INDEMNIFY, DEFEND AND HOLD HARMLESS THE BANKS, THEIR PARTICIPANTS AND FUTURE HOLDERS OF THE OBLIGORS' OBLIGATIONS HEREUNDER AND THEIR OFFICERS, AGENTS, DIRECTORS, EMPLOYEES AND COUNSEL (AND TO CAUSE THE GUARANTOR TO GIVE A LIKE INDEMNITY TO THE BANKS) FROM AND AGAINST ANY AND ALL CLAIMS (INCLUDING INTEREST BOTH BEFORE AND AFTER ANY BANKRUPTCY, COURT COSTS, PENALTIES, ATTORNEYS' FEES AND DISBURSEMENTS AND AMOUNTS PAID IN SETTLEMENT) TO WHICH ANY SUCH PERSON MAY BECOME SUBJECT ARISING OUT OF OR BY REASON OF ANY INVESTIGATION, LITIGATION OR OTHER PROCEEDINGS BROUGHT OR THREATENED, ARISING OUT OF OR BASED ON THIS AGREEMENT, ANY OF THE OTHER FACILITIES PAPERS OR THE TRANSACTIONS CONTEMPLATED THEREBY; PROVIDED, THAT, FOR ANY PORTION OF SUCH CLAIMS RESULTING FROM THE GROSS NEGLIGENCE, WILLFUL MISCONDUCT OR FRAUDULENT CONDUCT OF ANY BANK, NO OBLIGOR SHALL BE LIABLE TO SUCH BANK. (EACH OF THE OBLIGORS AGREES, HOWEVER, THAT IT, JOINTLY AND SEVERALLY, EXPRESSLY INTENDS UNDER THIS SECTION TO INDEMNIFY EACH BANK FOR ALL CLAIMS ARISING OUT OF OR RESULTING FROM THE SOLE OR CONTRIBUTORY ORDINARY NEGLIGENCE OF SUCH BANK.) ALL OF THE OBLIGORS' INDEMNITY OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER FACILITIES PAPERS SHALL SURVIVE ITS AND THEIR TERMINATION OR EXPIRATION.

         Section 12.10 Entire Agreement. This Agreement and the other Facilities Papers embody the entire agreement and understanding between (a) the Obligors and (b) the Agent and the Banks, relating to the subject matter hereof and thereof and supersede all prior proposals, agreements and understandings relating to such subject matter. The other Facilities Papers are incorporated herein by reference; however, in the event and to the extent of any conflict or inconsistency, the provisions of this Agreement shall control.

         Section 12.11 Accounting Terms. All determinations of financial amounts on a consolidated basis shall make due allowance for minority interests.

         Section 12.12 Severability. Whenever possible, each provision of the Facilities Papers shall be interpreted in such manner as to be effective and valid under applicable Law. If any provision of any Facilities Paper shall be invalid, illegal or unenforceable in any respect under any applicable Law, the validity, legality and enforceability of the remaining provisions of such Facilities Paper shall not be affected or impaired thereby.

         Section 12.13 Domicile of Loans. The Banks may transfer and carry all or any part of the Loans at, to or for the account of any branch office or Affiliate.

         Section 12.14 Disclosures. Every reference in this Agreement and the other Facilities Papers to disclosures of either Obligor to the Banks or the Agent in writing, to the extent that such references refer to disclosures at or prior to the execution of this Agreement, shall be deemed to refer only to written disclosures made in an orderly manner.

         SECTION 12.15 RELEASE OF TRANSACTION CLAIMS. EACH OBLIGOR HEREBY RELEASES, DISCHARGES AND ACQUITS FOREVER THE AGENT AND EACH BANK AND THEIR RESPECTIVE OFFICERS, DIRECTORS, TRUSTEES, AGENTS, EMPLOYEES AND COUNSEL (IN EACH CASE, PAST, PRESENT OR FUTURE) FROM ANY AND ALL TRANSACTION CLAIMS EXISTING AS OF THE EFFECTIVE DATE (OR THE DATE OF ACTUAL EXECUTION HEREOF BY SUCH OBLIGOR, IF LATER). THE TERM "TRANSACTION CLAIM" SHALL MEAN ANY AND ALL CLAIMS (INCLUDING COURT COSTS, PENALTIES, ATTORNEYS' FEES AND DISBURSEMENTS, AND AMOUNTS PAID IN SETTLEMENT) OF ANY KIND AND CHARACTER WHATSOEVER, INCLUDING CLAIMS FOR USURY, BREACH OF CONTRACT, BREACH OF COMMITMENT, NEGLIGENT MISREPRESENTATION OR FAILURE TO ACT IN GOOD FAITH, IN EACH CASE WHETHER NOW KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, ASSERTED OR UNASSERTED OR PRIMARY OR CONTINGENT, AND WHETHER ARISING OUT OF WRITTEN DOCUMENTS, UNWRITTEN UNDERTAKINGS, COURSE OF CONDUCT, TORT, VIOLATIONS OF LAWS OR REGULATIONS OR OTHERWISE.

         Section 12.16 Notice Pursuant to Section 26.02 of the Tex. Bus. & Comm. Code. THE OBLIGORS, THE AGENT AND THE BANKS HEREBY AGREE THAT THE CURRENT A&R FACILITIES AGREEMENT AND THE OTHER FACILITIES PAPERS TOGETHER REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.



                    [REST OF PAGE INTENTIONALLY LEFT BLANK]

         EXECUTED as of the date first above written.

                                        HARBOR FINANCIAL MORTGAGE CORPORATION



                                        By: /s/ Richard J. Gillen
                                            ------------------------------------
                                                Richard J. Gillen, President



                                        NEW AMERICA FINANCIAL, INC.



                                        By: /s/ Richard J. Gillen
                                            ------------------------------------
                                                Richard J. Gillen,
                                                Chairman of the Board


         Guarantor Consent and Agreements. Guarantor hereby joins in this 12/97 A&R Facilities Agreement to evidence Guarantor's consent to execution by the Obligors of this 12/97 A&R Facilities Agreement and the other Facilities Papers contemplated by it and performance of their obligations under it, to confirm that the Guaranty and the Stock Pledge Agreement each applies and shall continue to apply to the Notes and this 12/97 Facilities Agreement, to agree to do whatever is required to enable the Obligors to comply with the provisions of its Sections 9.3(c), 9.3(d), 9.3(l), 6.6(a), 6.6(a) and 9.3(m) and to
acknowledge that without such consent, confirmation and agreement, neither the Banks nor the Agent would enter into this 12/97 A&R Facilities Agreement with the Obligors.


                                        HARBOR FINANCIAL GROUP, INC.



                                        By:  /s/ Richard J. Gillen
                                             -------------------------------
                                        Name:    Richard J. Gillen
                                             -------------------------------
                                        Title:   President
                                              ------------------------------





                   [intentionally unnumbered signature page]

                                        TEXAS COMMERCE BANK
                                        NATIONAL ASSOCIATION,
                                        as the Agent and a Bank


                                        By: /s/ Cynthia E. Crites
                                            --------------------------------
                                        Name:   Cynthia E. Crites
                                        Title:  Vice President





                 [intentionally unnumbered Bank signature page]

                                        BANK ONE, TEXAS, N.A.


                                        By: /s/ Brian J. Hilberth
                                            --------------------------------
                                        Name:   Brian J. Hilberth
                                             -------------------------------
                                        Title:  Vice President
                                              ------------------------------




                 [intentionally unnumbered Bank signature page]

                                        BANK OF SCOTLAND


                                        By: /s/ Annie Chin Tat
                                            --------------------------------
                                        Name:   Annie Chin Tat
                                             -------------------------------
                                        Title:  Vice President
                                              ------------------------------




                 [intentionally unnumbered Bank signature page]

                                        THE BANK OF NEW YORK


                                        By: /s/ Robet A. Tweed
                                            --------------------------------
                                        Name:   Robet A. Tweed
                                             -------------------------------
                                        Title:  Vice President
                                              ------------------------------




                 [intentionally unnumbered Bank signature page]

                                        GUARANTY FEDERAL BANK, F.S.B.


                                        By: /s/ Gregory W. Jackson
                                            --------------------------------
                                        Name:   Gregory W. Jackson
                                             -------------------------------
                                        Title:  Vice President
                                              ------------------------------




                 [intentionally unnumbered Bank signature page]

                                        HIBERNIA NATIONAL BANK


                                        By: /s/ Stephanie M. Freeman
                                            --------------------------------
                                        Name:   Stephanie M. Freeman
                                             -------------------------------
                                        Title:  Vice President
                                              ------------------------------




                 [intentionally unnumbered Bank signature page]

                                        PNC BANK KENTUCKY, INC.


                                        By: /s/ Sloane Graff
                                            --------------------------------
                                        Name:   Sloane Graff
                                             -------------------------------
                                        Title:  Vice President
                                              ------------------------------




                 [intentionally unnumbered Bank signature page]

                                        COMERICA BANK


                                        By: /s/ N. Donald Heath
                                            --------------------------------
                                        Name:   N. Donald Heath
                                             -------------------------------
                                        Title:  Vice President
                                              ------------------------------




                 [intentionally unnumbered Bank signature page]

                                        BANK UNITED


                                        By: /s/ Deborah A. Borque
                                            --------------------------------
                                        Name:   Deborah A. Borque
                                             -------------------------------
                                        Title:  Vice President
                                              ------------------------------




                 [intentionally unnumbered Bank signature page]

                                        FLEET BANK N.A.


                                        By: /s/ Kevin J. Batterton
                                            --------------------------------
                                        Name:   Kevin J. Batterton
                                             -------------------------------
                                        Title:  Vice President
                                              ------------------------------




                 [intentionally unnumbered Bank signature page]

                                        NATIONAL CITY BANK OF KENTUCKY


                                        By: /s/ Gary Sieveking
                                            --------------------------------
                                        Name:   Gary Sieveking
                                             -------------------------------
                                        Title:  Vice President
                                              ------------------------------




                 [intentionally unnumbered Bank signature page]

                                        THE FIRST NATIONAL BANK OF CHICAGO


                                        By: /s/ Ann H. Chudacoff
                                            --------------------------------
                                        Name:   Ann H. Chudacoff
                                             -------------------------------
                                        Title:  Vice President
                                              ------------------------------




                 [intentionally unnumbered Bank signature page]

ATTACHED:

Commitments Schedule
Exhibit A - form of Current Warehouse Note
Exhibit B-1 - [Wet Warehousing] [Warehouse] Loan Request form
Exhibit B-2 - Second-Lien Loan Request form
Exhibit B-3 - P&I Loan Request form
Exhibit B-4 - T&I Loan Request form
Exhibit B-5 - VA/FHA/PMI Foreclosure Receivables Loan Request form Exhibit B-6 - Repurchased Defaulted Mortgages Loan Request form
Exhibit B-7 - Foreclosed Properties Loan Request form
Exhibit B-8 - Servicing Acquisition Loan Request form
Exhibit B-9 - Subprime Mortgage Loan Request
Exhibit C - Offer to Sell Mortgage Pools
Exhibit D - form of Current Servicing Acquisition Note
Exhibit E - form of Opinion of Counsel
Exhibit F - form of Compliance Certificate
Exhibit G - forms of Bailee Letters

Schedule 1 - List of Qualified Investors
Schedule 2 - form of Standard Financial Statements
Schedule 3 - form of management report
Schedule 4 - Persons authorized to issue Obligor Orders
Schedule 5 - FirstCity Financial Corporation's subordinated line of credit agreement
Schedule 6 - Obligors' current credit grade matrix

             COMMITMENTS SCHEDULE TO 12/97 A&R FACILITIES AGREEMENT

         The Banks' Commitments from and after the effective date of this Commitments Schedule and until it shall have been superseded (or amended and restated) by a more recent Commitments Schedule in accordance with the 12/97 Amended and Restated Facilities Agreement (as it may have been supplemented, amended or restated) of which this Commitments Schedule is a part, each Facility and the sums of such Commitments, by Bank, are as follows:


------------------------------------------------------------------------------------------------------------------------------
                               WAREHOUSE                            WET               WET                         RECEIVABLES
      WAREHOUSE BANK              LINE            SWING          WAREHOUSING      WAREHOUSING     SECOND LIEN       ADVANCES
                               COMMITTED         SUBLIMIT        SUBLIMIT(1)       SUBLIMIT(2)      SUBLIMIT        SUBLIMIT
                                  SUMS
------------------------------------------------------------------------------------------------------------------------------
 Texas Commerce Bank           $60,000,000      $67,500,000       $15,000,000       $9,000,000      $3,000,000      $4,500,000
 National Association
------------------------------------------------------------------------------------------------------------------------------
 Bank One, Texas, N.A.         $50,000,000      $         0       $12,500,000       $7,500,000      $2,500,000      $3,750,000
------------------------------------------------------------------------------------------------------------------------------
 Bank of Scotland              $45,000,000      $         0       $11,250,000       $6,750,000      $2,250,000      $3,375,000
------------------------------------------------------------------------------------------------------------------------------
 The Bank of New York          $40,000,000      $         0       $10,000,000       $6,000,000      $2,000,000      $3,000,000
------------------------------------------------------------------------------------------------------------------------------
 Guaranty Federal Bank,        $40,000,000      $         0       $10,000,000       $6,000,000      $2,000,000      $3,000,000
 F.S.B.
------------------------------------------------------------------------------------------------------------------------------
 Hibernia National Bank        $40,000,000      $         0       $10,000,000       $6,000,000      $2,000,000      $3,000,000
------------------------------------------------------------------------------------------------------------------------------
 PNC Bank Kentucky, Inc.       $40,000,000      $         0       $10,000,000       $6,000,000      $2,000,000      $3,000,000
------------------------------------------------------------------------------------------------------------------------------
 Comerica Bank                 $40,000,000      $         0       $10,000,000       $6,000,000      $2,000,000      $3,000,000
------------------------------------------------------------------------------------------------------------------------------
 Bank United                   $30,000,000      $         0        $7,500,000       $4,500,000      $1,500,000      $2,250,000
------------------------------------------------------------------------------------------------------------------------------
 Fleet Bank N.A.               $25,000,000      $         0        $6,250,000       $3,750,000      $1,250,000      $1,875,000
------------------------------------------------------------------------------------------------------------------------------
 National City Bank of         $20,000,000      $         0        $5,000,000       $3,000,000      $1,000,000      $1,500,000
 Kentucky
------------------------------------------------------------------------------------------------------------------------------
 The First National Bank       $20,000,000      $         0        $5,000,000       $3,000,000      $1,000,000      $1,500,000
 of Chicago
------------------------------------------------------------------------------------------------------------------------------
 TOTALS                       $450,000,000      $67,500,000      $112,500,000      $67,500,000     $22,500,000     $33,750,000
------------------------------------------------------------------------------------------------------------------------------

(1)  during first and last 5 Business Days
(2)  during remainder of calendar month

------------------------------------------------------------------------------------------------------------------------------
                                                                  VA/FHA/PMI       REPURCHASED
                                                                 FORECLOSURE        DEFAULTED       FORECLOSED      SUBPRIME
      WAREHOUSE BANK            P&I SUB-         T&I SUB-        RECEIVABLES        MORTGAGES       PROPERTIES     MORTGAGES
                                SUBLIMIT         SUBLIMIT        SUB-SUBLIMIT      SUB-SUBLIMIT    SUB-SUBLIMIT     SUBLIMIT
------------------------------------------------------------------------------------------------------------------------------
 Texas Commerce Bank            $1,500,000       $1,500,000        $1,800,000         $600,000        $600,000     $12,000,000
 National Association
------------------------------------------------------------------------------------------------------------------------------
 Bank One, Texas, N.A.          $1,250,000       $1,250,000        $1,500,000         $500,000        $500,000     $10,000,000
------------------------------------------------------------------------------------------------------------------------------
 Bank of Scotland               $1,125,000       $1,125,000        $1,350,000         $450,000        $450,000      $9,000,000
------------------------------------------------------------------------------------------------------------------------------
 The Bank of New York           $1,000,000       $1,000,000        $1,200,000         $400,000        $400,000      $8,000,000
------------------------------------------------------------------------------------------------------------------------------
 Guaranty Federal Bank,         $1,000,000       $1,000,000        $1,200,000         $400,000        $400,000      $8,000,000
 F.S.B.
------------------------------------------------------------------------------------------------------------------------------
 Hibernia National Bank         $1,000,000       $1,000,000        $1,200,000         $400,000        $400,000      $8,000,000
------------------------------------------------------------------------------------------------------------------------------
 PNC Bank Kentucky, Inc.        $1,000,000       $1,000,000        $1,200,000         $400,000        $400,000      $8,000,000
------------------------------------------------------------------------------------------------------------------------------
 Comerica Bank                  $1,000,000       $1,000,000        $1,200,000         $400,000        $400,000      $8,000,000
------------------------------------------------------------------------------------------------------------------------------
 Bank United                      $750,000         $750,000          $900,000         $300,000        $300,000      $6,000,000
------------------------------------------------------------------------------------------------------------------------------
 Fleet Bank N.A.                  $625,000         $625,000          $750,000         $250,000        $250,000      $5,000,000
------------------------------------------------------------------------------------------------------------------------------
 National City Bank of            $500,000         $500,000          $600,000         $200,000        $200,000      $4,000,000
 Kentucky
------------------------------------------------------------------------------------------------------------------------------
 The First National Bank          $500,000         $500,000          $600,000         $200,000        $200,000      $4,000,000
 of Chicago
------------------------------------------------------------------------------------------------------------------------------
 TOTALS                        $11,250,000      $11,250,000       $13,500,000       $4,500,000      $4,500,000     $90,000,000
------------------------------------------------------------------------------------------------------------------------------

            ------------------------------------------------------------------------------
                               Warehouse Bank                                 Mortgages
                                                                            Purchase Limit
            ------------------------------------------------------------------------------
            Texas Commerce Bank National Association                          $26,666,667
            ------------------------------------------------------------------------------
            Bank One, Texas, N.A.                                             $22,222,222
            ------------------------------------------------------------------------------
            Bank of Scotland                                                  $20,000,000
            ------------------------------------------------------------------------------
            The Bank of New York                                              $17,777,778
            ------------------------------------------------------------------------------
            Guaranty Federal Bank, F.S.B.                                     $17,777,778
            ------------------------------------------------------------------------------
            Hibernia National Bank                                            $17,777,778
            ------------------------------------------------------------------------------
            PNC Bank Kentucky, Inc.                                           $17,777,778
            ------------------------------------------------------------------------------
            Comerica Bank                                                     $17,777,778
            ------------------------------------------------------------------------------
            Bank United                                                       $13,333,333
            ------------------------------------------------------------------------------
            Fleet Bank N.A.                                                   $11,111,111
            ------------------------------------------------------------------------------
            National City Bank of Kentucky                                     $8,888,889
            ------------------------------------------------------------------------------
            The First National Bank of Chicago                                 $8,888,889
            ------------------------------------------------------------------------------
            TOTAL                                                            $200,000,000
            ------------------------------------------------------------------------------

            -----------------------------------------------------------------------
                     Servicing Acquisition Bank                       Servicing
                                                                   Acquisition Line
                                                                    Committed Sums
            -----------------------------------------------------------------------
            Texas Commerce Bank National Association                  $6,000,000
            -----------------------------------------------------------------------
            Bank One, Texas, N.A.                                     $5,000,000
            -----------------------------------------------------------------------
            Bank of Scotland                                          $4,500,000
            -----------------------------------------------------------------------
            The Bank of New York                                      $4,000,000
            -----------------------------------------------------------------------
            Guaranty Federal Bank, F.S.B.                             $4,000,000
            -----------------------------------------------------------------------
            Hibernia National Bank                                    $4,000,000
            -----------------------------------------------------------------------
            PNC Bank Kentucky, Inc.                                   $4,000,000
            -----------------------------------------------------------------------
            Comerica Bank                                             $4,000,000
            -----------------------------------------------------------------------
            Bank United                                               $3,000,000
            -----------------------------------------------------------------------
            Fleet Bank N.A.                                           $2,500,000
            -----------------------------------------------------------------------
            National City Bank of Kentucky                            $2,000,000
            -----------------------------------------------------------------------
            The First National Bank of Chicago                        $2,000,000
            -----------------------------------------------------------------------
            TOTAL                                                    $45,000,000
            -----------------------------------------------------------------------




         Effective date of this Commitments Schedule: December 3, 1997

         This Commitments Schedule is executed (in counterparts) by the undersigned Banks, who are currently all of the Banks under the Current Facilities Agreement, to be effective as of the date last above written.

                                        TEXAS COMMERCE BANK
                                        NATIONAL ASSOCIATION,
                                        as the Agent and a Bank


                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________





                 [intentionally unnumbered Bank signature page
                   for December 3, 1997 Commitments Schedule]

                                        BANK ONE, TEXAS, N.A.


                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________





                 [intentionally unnumbered Bank signature page
                   for December 3, 1997 Commitments Schedule]

                                        BANK OF SCOTLAND


                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________





                 [intentionally unnumbered Bank signature page
                   for December 3, 1997 Commitments Schedule]

                                        THE BANK OF NEW YORK


                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________





                 [intentionally unnumbered Bank signature page
                   for December 3, 1997 Commitments Schedule]

                                        GUARANTY FEDERAL BANK, F.S.B.


                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________





                 [intentionally unnumbered Bank signature page
                   for December 3, 1997 Commitments Schedule]

                                        HIBERNIA NATIONAL BANK


                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________





                 [intentionally unnumbered Bank signature page
                   for December 3, 1997 Commitments Schedule]

                                        PNC BANK KENTUCKY, INC.


                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________





                 [intentionally unnumbered Bank signature page
                   for December 3, 1997 Commitments Schedule]

                                        COMERICA BANK


                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________





                 [intentionally unnumbered Bank signature page
                   for December 3, 1997 Commitments Schedule]

                                        BANK UNITED


                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________





                 [intentionally unnumbered Bank signature page
                   for December 3, 1997 Commitments Schedule]

                                        FLEET BANK N.A.


                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________





                 [intentionally unnumbered Bank signature page
                   for December 3, 1997 Commitments Schedule]

                                        NATIONAL CITY BANK OF KENTUCKY


                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________






                 [intentionally unnumbered Bank signature page
                   for December 3, 1997 Commitments Schedule]

                                        THE FIRST NATIONAL BANK OF CHICAGO


                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________






                 [intentionally unnumbered Bank signature page
                   for December 3, 1997 Commitments Schedule]

         The Banks' respective addresses for notices and their telephone and telecopy numbers are as shown on the attached Addresses Annex to this Commitments Schedule.

                    ADDRESSES ANNEX TO COMMITMENTS SCHEDULE
                             DATED DECEMBER 3, 1997


Bank One, Texas N.A.                          PNC Bank Kentucky, Inc.
1717 Main Street, 3rd Floor                   500 West Jefferson St., Suite 1200
Dallas, Texas  75201                          Louisville, Kentucky  40202
Attn:    Mr. Brian Hilberth                   Attn:    Mr. Sloane Graff
Telephone:       (214) 290-3162               Telephone:       (502) 581-4607
Telecopy:        (214) 290-2054               Telecopy:        (502) 581-3844

Bank of Scotland                              Comerica Bank
1200 Smith Street                             One Detroit Center
1750 Two Allen Center                         500 Woodward
Houston, Texas  77002                         Detroit, Michigan  48226-3256
Attn:    Mr. Richard Butler                   Attn:    Mr. N. Donald Heath
Telephone:       (713) 651-1870               Telephone:       (313) 222-5740
Telecopy:        (713) 651-9714               Telecopy:        (313) 222-9295

The Bank of New York                          Bank United
One Wall Street, 17th Floor                   3200 Southwest Freeway, Suite 1325
New York, New York  10286                     Houston, Texas  77027
Attn:    Mr. Robert A. Tweed                  Attn:    Ms. Debbie Bourque
Telephone:       (212) 635-6465               Telephone:       (713) 543-6397
Telecopy:        (212) 635-6468               Telecopy:        (713) 543-6022

Guaranty Federal Bank, F.S.B.                 Fleet Bank N.A.
8333 Douglas Avenue                           Mortgage Banking Dept. 16th Floor
Dallas, Texas  75225                          1185 Avenue of the Americas
Attn:    Mr. Chad Patton                      New York, New York  10036
Telephone:       (214) 360-1675               Attn:    Mr. Bob Klein
Telecopy:        (214) 360-1660               Telephone:       (212) 819-6079
                                              Telecopy:        (212) 819-6207
Hibernia National Bank
313 Carondelet Street                         National City Bank
New Orleans, Louisiana  70130                 421 West Market Street
Attn:    Ms. Stephanie Freeman                Louisville, Kentucky  40202
Telephone:       (504) 533-3345               Attn:    Mr. Gary W. Sieveking
Telecopy:        (504) 533-5344               Telephone:       (502) 581-7660
                                              Telecopy:        (502) 581-4154

The First National Bank of Chicago
One First National Plaza, Suite 0098
Chicago, Illinois  60670
Attn:    Mr. Bill Sholten
Telephone:       (312) 732-4600
Telecopy:        (312) 732-6222

Texas Commerce Bank National Association
712 Main Street
Houston, Texas  77002
Attention:  Ms. Cynthia Crites
Telephone:       (713) 216-7702
Telecopy:        (713) 216-2082

Texas Commerce Bank National Association
712 Main Street
Houston, Texas  77002
Attention:  Ms. Audrey Mather
Telephone:       (713) 216-4476
Telecopy:        (713) 216-2082

Texas Commerce Bank National Association
Mortgage Warehouse Operations - Houston
801 West Greens Road, Suite 200
Houston, Texas  77067
Attention:  Ms. Kristen Sebright
Telephone:       (281) 775-5391
Telecopy:        (281) 775-5449

Mr. Richard A. Gillen, President
Harbor Financial Mortgage Corp.
340 Sam Houston Parkway East, Suite 100
Houston, Texas  77060
Telephone:       (713) 931-1771
Telecopy:        (713) 931-7013

                  EXHIBIT A TO 12/97 A&R FACILITIES AGREEMENT

                 (The "12/97           Master Warehouse Note")


$_________________________       HOUSTON, TEXAS                 DECEMBER 3, 1997


         FOR VALUE RECEIVED, HARBOR FINANCIAL MORTGAGE CORPORATION (a Texas corporation) and NEW AMERICA FINANCIAL, INC. (a Texas corporation) (collectively, "Makers"), jointly and severally, promise to pay to the order of
___________________ _____________________________________________________
("Payee"), a _____________________________________________, at the 712 Main
Street branch of Texas Commerce Bank National Association ("TCB"), a national banking association, in the City of Houston, Harris County, Texas, or at such other place in Harris County, Texas, as the holder ("Holder", whether or not Payee is such holder) of this note may hereafter designate in writing, in immediately available funds and in lawful money of the United States of America, the principal sum of
_____________________________________________________________
______________________ Dollars ($________________________) (or the unpaid balance of all principal advanced against this note, if that amount is less), together with interest on the unpaid principal balance of this note from time to time outstanding until maturity at the applicable Stated Rate or at such lesser rate, if any, as Holder shall from time to time elect to be applicable in Holder's sole and absolute discretion, and interest on all past due amounts, both principal and accrued interest, at the Past Due Rate; provided, that for the full term of this note the interest rate produced by the aggregate of all sums paid or agreed to be paid to Holder for the use, forbearance or detention of the debt evidenced hereby shall not exceed the Ceiling Rate.

         1. Definitions. All capitalized terms used in this note that are defined in the Current Facilities Agreement (defined below) and not defined differently in this note have the same meanings herein as therein.

         2. Rates Change Automatically and Without Notice. Without notice to Makers or any other Person and to the full extent allowed by applicable Law from time to time in effect, the Adjusted LIBOR Rate, (only if there is a change in an applicable Eurodollar Reserve Requirement) the Eurodollar Rate and the Ceiling Rate shall each automatically fluctuate upward and downward as and in the amount by which the Adjusted LIBOR Rate, (only if there is a change in an applicable Eurodollar Reserve Requirement) the Eurodollar Rate and such maximum nonusurious rate of interest permitted by applicable Law, respectively, fluctuate.

         3. Calculation of Interest. Interest on the amount of each advance against this note shall be computed as provided in Section 2.6 of the Current Facilities Agreement.

         4. Excess Interest Will be Refunded or Credited. If, for any reason whatever, the interest paid or received on this note during its full term produces a rate which exceeds the Ceiling Rate, Holder shall refund to the payor or, at Holder's option, credit against the principal of this note such





                               Page 1 of 5 Pages
portion of said interest as shall be necessary to cause the interest paid on this note to produce a rate equal to the Ceiling Rate.

         5. Interest Will be Spread. All sums paid or agreed to be paid to Holder for the use, forbearance or detention of the indebtedness evidenced hereby shall, to the extent permitted by applicable Law, be amortized, prorated, allocated and spread in equal parts throughout the full term of this note, so that the interest rate is uniform throughout the full term of this note.

         6. Payment Schedule. All principal of this note and all accrued interest then unpaid shall be due and payable on demand made at any time after either (a) the occurrence of any Default under this note, the Current Facilities Agreement or any other Facilities Papers (unless the Agent shall have declared in writing that such Default has been cured or waived) or (b) the termination date specified in any written notice (the "Termination Notice") from the Agent to Makers, indicating the election of the Warehouse Banks to terminate the Warehouse Line, borrowings under which from Payee are evidenced by this note and specifying a termination date at least ninety (90) days after the date of such Termination Notice. If no such demand is sooner made, then all principal shall be payable as provided in Sections 2.9 and 2.16 of the Current Facilities Agreement and all advanced and unpaid principal and all accrued and unpaid interest shall be finally due and payable as provided in
Section 2.7 of the Current Facilities Agreement. Before maturity of this note, unpaid interest accrued on this note shall be payable as provided in Section
2.6 of the Current Facilities Agreement. All such scheduled payments shall be applied first to accrued interest and the balance (if any) shall be applied to principal.

         7. Prepayment. Makers may at any time pay the full amount or any part of this note as provided in Section 2.8 of the Current Facilities Agreement. All prepayments shall be applied first to accrued interest, the balance to principal. Any prepayment identified in a writing delivered to Payee concurrently with it as relating to any particular mortgage note (a "Mortgage Note") pledged to secure the Current Warehouse Notes shall be applied first on the Loans advanced by the Warehouse Banks to a Maker for that Maker to use to fund or to purchase such Mortgage Note.

         8. Revolving Credit. Upon and subject to the terms and conditions of the Current Facilities Agreement, Makers may borrow, repay and reborrow at any time unless and until a Default has occurred under this note, the Current Facilities Agreement or any other Facilities Papers, which the Agent has not declared to have been fully cured or waived. The unpaid principal balance of this note at any time shall be the total of all principal lent or advanced against this note less the sum of all principal payments and permitted or required prepayments made on this note by or for the account of Makers. Absent manifest error, Holder's computer records shall on any day conclusively evidence the unpaid balance of this note and its advances and payments history posted up to that day. All Warehouse Loans and all payments and permitted or required prepayments made hereon may be (but are not required to be) endorsed by Holder on the schedule that is attached hereto (which is hereby made a part hereof for all purposes) or otherwise recorded in Holder's computer or manual records; provided, that any failure to make notation of (a) any principal advance or accrual of interest shall not cancel, limit or otherwise affect Makers' obligations or Holder's rights with respect to that advance or accrual, or (b) any payment or permitted or required prepayment of principal or interest shall not





                               Page 2 of 5 Pages
cancel, limit or otherwise affect Makers' entitlement to credit for that payment as of the date of its receipt by Holder. Makers and Payee expressly agree, pursuant to Chapter 346 ("Chapter 346") of the Texas Finance Code, that Chapter 346 (which relates to open-end line of credit revolving loan accounts) shall not apply to this note or to any loan evidenced by this note and that neither this note nor any such loan shall be governed by Chapter 346 or subject to its provisions in any manner whatsoever.

         9. The Current Facilities Agreement, this Note and its Security. This note is one of the "12/97 Master Warehouse Notes" referred to and that have been issued pursuant to the terms of the 12/97 Amended and Restated Facilities Agreement dated effective as of December 3, 1997, among Makers, Texas Commerce Bank National Association as a "Bank," a "Warehouse Bank," a "Servicing Acquisition Bank" and as agent (the "Agent") for Payee and the other Warehouse Banks and Servicing Acquisition Banks, and they renew, extend, increase, extend and rearrange (but do not extinguish) the 1/97 Warehouse Notes dated January 31, 1997 previously issued pursuant to, and that are described or referred to in, the 1/97 Amended and Restated Facilities Agreement dated as of January 31, 1997 (as heretofore amended) among Makers, Texas Commerce Bank National Association and the other Banks party thereto. As the 12/97 Amended and Restated Facilities Agreement has been and may hereafter be amended, restated, modified or supplemented from time to time, it is called the "Current Facilities Agreement". Reference to the Current Facilities Agreement is here made for all purposes. Loans against this note by Payee or any other Holder shall be governed by the Current Facilities Agreement. Holder is entitled to the benefits of and security provided for or referred to in the Current Facilities Agreement or the other Facilities Papers. Such security includes, among other security, (a) a first lien security interest in all of Maker's Mortgage Loans or Qualified Mortgage Loans, as applicable, now or hereafter pledged to Agent, as agent and representative of the Banks, pursuant to the Current Facilities Agreement (including relating to the Mortgage Pools Purchase Agreement) and in all of the Collateral covered by (1) the Warehouse Pledge Agreement, (2) the Receivables Pledge Agreement and (3) all mortgages, deeds of trust, deeds to secure debt or other forms of mortgage instruments that are intended to grant a Lien against real property now or hereafter held by Agent, as agent and representative of the Banks, as mortgagee; (b) a second lien security interest (second only to the first lien security interest granted to the Servicing Acquisition Banks) in all of the Collateral covered by the Servicing Rights Security Agreement, and (c) on a pari passu basis, a security interest in all other Collateral, to Ratably secure all of the Makers' present and future Obligations to the Warehouse Banks under the Current Facilities Agreement. All debt now or hereafter evidenced by this note, as well as all of Makers' other debt or other obligations now or hereafter owned or held by Holder, is intended to be secured by all security for any such debt, whether or not the security instrument covering and affecting such security refers to this or any other note evidencing or to evidence such debt.

         10. Defaults and Remedies. Any Default shall constitute default under this note, whereupon the Agent may elect to exercise any or all rights, powers and remedies afforded (a) under the Current Facilities Agreement and all other Facilities Papers and (b) by Law, including the right to accelerate the maturity of this entire note.





                               Page 3 of 5 Pages

         11. Legal Costs. If any Holder retains an attorney in connection with any such default or to collect, enforce or defend this note or any other Facilities Papers in any lawsuit or in any probate, reorganization, bankruptcy or other proceeding, or if Makers sue any Holder in connection with this note or any such Facilities Papers and do not prevail, then Makers agree to pay to each such Holder, in addition to principal and interest, all reasonable costs and expenses incurred by such Holder in trying to collect this note or in any such suit or proceeding, including reasonable attorneys' fees. An amount equal to ten percent (10%) of the unpaid principal and accrued interest owing on this note when and if this note is placed in the hands of an attorney for collection after default is stipulated to be reasonable attorneys' fees unless a Holder or any Maker of this note timely pleads otherwise to a court of competent jurisdiction.

         12. Waivers. Makers and any and all co-makers, endorsers, guarantors and sureties severally waive notice (including, but not limited to, notice of intent to accelerate and notice of acceleration, notice of protest and notice of dishonor), demand, presentment for payment, protest, diligence in collecting and the filing of suit for the purpose of fixing liability and consent that the time of payment hereof may be extended and re-extended from time to time without notice to any of them. Each such Person agrees that his, her or its liability on or with respect to this note shall not be affected by any release of or change in any guaranty or security at any time existing or by any failure to perfect or maintain perfection of any Lien against or security interest in any such security or the partial or complete unenforceability of any guaranty or other surety obligation, in each case in whole or in part, with or without notice and before or after maturity.

         13. Not Purpose Credit. None of the proceeds of this note shall ever be used, directly or indirectly, for the purpose of purchasing or carrying any "margin stock" as defined in Regulation U of the Board of Governors of the Federal Reserve System or for the purpose of reducing or retiring any debt which was originally incurred to purchase or carry any "margin stock" or to extend credit to others for the purpose of purchasing or carrying any "margin stock" or which would constitute this transaction a "purpose credit" within the meaning of Regulation U, as now or hereafter in effect.

         14. Governing Law, Jurisdiction and Venue. This note shall be governed by and construed in accordance with the laws of the State of Texas and the United States of America from time to time in effect. Makers and all co-makers, endorsers, guarantors and sureties each hereby irrevocably submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of Texas and the state district courts of Harris County, Texas, for purposes of all legal proceedings arising out of or relating to this note, the debt evidenced hereby or any loan agreement, security agreement, guaranty or other papers or agreements relating to this note. To the fullest extent permitted by law, Makers and all co-makers, endorsers, guarantors and sureties each irrevocably waives any objection which he, she or it may now or hereafter have to the laying of venue for any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum and agrees that service of process may be made upon him, her or it in any such proceeding by registered or certified mail. Harris County, Texas shall be a proper place of venue for suit hereon.





                               Page 4 of 5 Pages

         15. General Purpose of Loan. Makers warrant and represent to Payee and all other Holders that all Loans evidenced by this note are and will be for business, commercial, investment or other similar purpose and not primarily for personal, family, household or agricultural use, as such terms are used in Chapter 1D or in the Texas Finance Code.

         16. Participations. Payee and each other Holder reserves the right, exercisable in his, her or its sole discretion and without notice to any of Makers or any other Person, to sell participations in all or any part of this note or the debt evidenced by this note.

                                        HARBOR FINANCIAL MORTGAGE
                                        CORPORATION


                                        By:_____________________________________
                                              Richard J. Gillen
                                              President

                                        NEW AMERICA FINANCIAL, INC.


                                        By:_____________________________________
                                              Richard J. Gillen
                                              Chairman of the Board





                               Page 5 of 5 Pages

                                    ANNEX 1
                           to $_____________________
                     Harbor Financial Mortgage Corporation
                        and New America Financial, Inc.
                          12/97 Master Warehouse Note
        to ____________________________________________________________

                  LOANS AND PAYMENTS OF PRINCIPAL AND INTEREST

------------------------------------------------------------------------------------------------------------------------
                       Payment Applied
   Date of Payment    on (or advance vs.)  Payment Applied                                              Name of Person
     or Advance             Principal        on Interest      Principal Balance    Interest Paid to     Making Notation
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

                 EXHIBIT B-1 TO 12/97 A&R FACILITIES AGREEMENT

                   [WET WAREHOUSING] [WAREHOUSE] LOAN REQUEST

              [LETTERHEAD OF HARBOR FINANCIAL MORTGAGE CORPORATION
                 OR NEW AMERICA FINANCIAL, INC., AS APPLICABLE]

                            ________________, 19___

Texas Commerce Bank National Association, Agent
712 Main Street
Houston, Texas  77002

Attention:  Manager, Mortgage Warehouse Division

Gentlemen:

         Harbor Financial Mortgage Corporation (the "Company"), New America Financial, Inc. ("New Am Inc.") and Texas Commerce Bank National Association ("TCB"), as a "Bank", a "Warehouse Bank" and "Agent" (the "Agent"), executed with the other Warehouse Banks named in it a 12/97 Amended and Restated Facilities Agreement (the "12/97 A&R Facilities Agreement") dated effective as of December 3, 1997 (which, as it may have been supplemented, amended and restated, is called the "Current Facilities Agreement"). Any term defined in the Current Facilities Agreement and used (but not redefined) in this Loan Request shall have the meaning given to it in the Current Facilities Agreement.

         [THE COMPANY OR NEW AM INC., AS APPLICABLE] hereby requests a [WET WAREHOUSING] [WAREHOUSE] Loan in the amount of $_____________________ to be made on ________________________, 19___ (or, if that is not a Business Day, on the next day that is). [USE THIS NEXT SENTENCE IN A REQUEST FOR A WET WAREHOUSING LOAN:] The amount of the Wet Warehousing Loan is (a) not more than the aggregate Warehouse Loan Values of the Wet Mortgage Loans (the "Subject Eligible Mortgages") that are described on the Schedule of Wet Mortgage Loans Pledged attached to this Loan Request, (b) not more than the difference between
(i) the Wet Warehousing Sublimit and (ii) the outstanding amount of all existing Wet Warehousing Loans, and (c) not more than the difference between
(i) the maximum credit available under the Warehouse Line (including its Wet Warehousing Subline) as specified in the Current Facilities Agreement and (ii) the aggregate outstanding principal balance of the Current Warehouse Notes. [USE THE NEXT SENTENCE IN A REQUEST FOR A WAREHOUSE LOAN.] The amount of the Warehouse Loan is (a) not more than the aggregate Warehouse Loan Values of the Eligible Mortgages (the "Subject Eligible Mortgages") that are described on the Schedule of Eligible Mortgages Pledged attached to this Loan Request and (b) not more than the difference between (i) the maximum credit available under the Warehouse Line as specified in the Current Facilities Agreement and (ii) the outstanding aggregate principal balance of the Current Warehouse Notes. If the requested [WET WAREHOUSING] [WAREHOUSE] Loan is funded,

[NEITHER THE WET WAREHOUSING SUBLIMIT NOR THE LINKED LINES LIMIT WILL BE EXCEEDED][THE LINKED LINES LIMIT WILL NOT BE EXCEEDED].

         The Subject Eligible Mortgages are intended to be pledged to the Agent, the Agent is hereby GRANTED a security interest in them and they are hereby made subject to the Warehouse Pledge Agreement, effective immediately.

         In accordance with the Current Facilities Agreement, the undersigned hereby notifies the Agent of the designation of an interest rate option for the requested [WET WAREHOUSING][WAREHOUSE] Loan:

A.       Current [WET WAREHOUSING][WAREHOUSE] Loan:

         1.       Current Type:

                  [ ] Adjusted LIBOR Rate plus the Applicable Margin

                  [ ] Eurodollar Rate plus the Applicable Margin


         2.       Expiration of current Interest Period, if applicable:
                  ___________________________, ____________


B.       Proposed Interest Rate Option:

         1.       Type:

                  [ ] Adjusted LIBOR Rate plus the Applicable Margin

                  [ ] Eurodollar Rate plus the Applicable Margin


         2.       Interest Period, if applicable

                  [ ] one month

                  [ ] two months

                  [ ] three months


         3.       Effective Date of Interest Rate Option:
                  ___________________, ______

         [USE THIS PARAGRAPH ONLY IN A REQUEST BY THE COMPANY:] The proceeds of the [WET WAREHOUSING] [WAREHOUSE] Loan should be deposited in the Company's account number __________________ with TCB.

         [USE THIS PARAGRAPH ONLY IN A REQUEST BY NEW AM INC.:] The proceeds of the [WET WAREHOUSING] [WAREHOUSE] Loan should be deposited in the New Am Inc.'s account number __________________ with TCB.

         The undersigned hereby certifies that all of the Company's and New Am Inc.'s representations and warranties in this Loan Request, the Current Facilities Agreement and all of the other Facilities Papers are true and correct as of this date, that no Potential Default or Default exists and that [THE COMPANY] [NEW AM INC.] is in full compliance with the requirements of those and all other Facilities Papers.

         [THE COMPANY OR NEW AM INC., AS APPLICABLE] acknowledges that the Warehouse Banks and the Agent will rely on the truth of each statement in this Loan Request in making and funding the requested [WET WAREHOUSING] [WAREHOUSE] Loan.

                  [USE THE APPROPRIATE SIGNATURE BLOCK BELOW:]

                                        HARBOR FINANCIAL MORTGAGE
                                        CORPORATION


                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________



                                        NEW AMERICA FINANCIAL, INC.



                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________



Attachments:

Schedule of [WET MORTGAGE LOANS][ELIGIBLE MORTGAGES] Pledged

                 EXHIBIT B-2 TO 12/97 A&R FACILITIES AGREEMENT

                            SECOND-LIEN LOAN REQUEST

              [LETTERHEAD OF HARBOR FINANCIAL MORTGAGE CORPORATION
                 OR NEW AMERICA FINANCIAL, INC., AS APPLICABLE]

                            ________________, 19___

Texas Commerce Bank National Association, Agent
712 Main Street
Houston, Texas  77002

Attention:  Manager, Mortgage Warehouse Division

Gentlemen:

         Harbor Financial Mortgage Corporation (the "Company"), New America Financial, Inc. ("New Am Inc.") and Texas Commerce Bank National Association ("TCB"), as a "Bank", a "Warehouse Bank" and "Agent" (the "Agent"), executed with the other Warehouse Banks named in it a 12/97 Amended and Restated Facilities Agreement (the "12/97 A&R Facilities Agreement") dated effective as of December 3, 1997 (which, as it may have been supplemented, amended and restated, is called the "Current Facilities Agreement"). Any term defined in the Current Facilities Agreement and used (but not redefined) in this Loan Request shall have the meaning given to it in the Current Facilities Agreement.

         [THE COMPANY OR NEW AM INC., AS APPLICABLE] hereby requests a Second-Lien Loan in the amount of $_____________________ to be made on ________________________, 19___ (or, if that is not a Business Day, on the next day that is). The amount of the Second-Lien Loan is (a) not more than the aggregate Warehouse Loan Values of the Eligible Mortgages (the "Subject Eligible Mortgages") that are described on the Schedule of Eligible Mortgages Pledged attached to this Loan Request, (b) not more than the difference between
(i) the Second-Lien Sublimit and (ii) the outstanding amount of all existing Second-Lien Loans, and (c) not more than the difference between (i) the maximum credit available under the Warehouse Line (including its Second-Lien Subline) as specified in the Current Facilities Agreement and (ii) the aggregate outstanding principal balance of the Current Warehouse Notes. If the requested Second-Lien Loan is funded, neither the Second-Lien Sublimit nor the Linked Lines Limit will be exceeded.

         The Subject Eligible Mortgages are intended to be pledged to the Agent, the Agent is hereby GRANTED a security interest in them and they are hereby made subject to the Warehouse Pledge Agreement, effective immediately.

         In accordance with the Current Facilities Agreement, the undersigned hereby notifies the Agent of the designation of an interest rate option for the requested Second-Lien Loan:


A.       Current Second-Lien Loan:

         1.      Current Type:

                 [ ] Adjusted LIBOR Rate plus the Applicable Margin

                 [ ] Eurodollar Rate plus the Applicable Margin


         2.      Expiration of current Interest Period, if applicable:
                 ___________________________, ____________


B.               Proposed Interest Rate Option:

         1.      Type:

                 [ ] Adjusted LIBOR Rate plus the Applicable Margin

                 [ ] Eurodollar Rate plus the Applicable Margin


         2.      Interest Period, if applicable

                 [ ] one month

                 [ ] two months

                 [ ] three months


         3.      Effective Date of Interest Rate Option:
                 ___________________, ______

         [USE THIS PARAGRAPH ONLY IN A REQUEST BY THE COMPANY:] The proceeds of the Second-Lien Loan should be deposited in the Company's account number __________________ with TCB.

         [USE THIS PARAGRAPH ONLY IN A REQUEST BY NEW AM INC.:] The proceeds of the Second-Lien Loan should be deposited in the New Am Inc.'s account number __________________ with TCB.

         The undersigned hereby certifies that all of the Company's and New Am Inc.'s representations and warranties in this Loan Request, the Current Facilities Agreement and all of the other Facilities Papers are true and correct as of this date, that no Potential Default or Default exists and that [THE COMPANY] [NEW AM INC.] is in full compliance with the requirements of those and all other Facilities Papers.

         [THE COMPANY OR NEW AM INC., AS APPLICABLE] acknowledges that the Warehouse Banks and the Agent will rely on the truth of each statement in this Loan Request in making and funding the requested Second-Lien Loan.

                  [USE THE APPROPRIATE SIGNATURE BLOCK BELOW:]

                                        HARBOR FINANCIAL MORTGAGE
                                        CORPORATION


                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________



                                        NEW AMERICA FINANCIAL, INC.



                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________



Attachments:

Schedule of Eligible Mortgages Pledged

                 EXHIBIT B-3 TO 12/97 A&R FACILITIES AGREEMENT

                                P&I LOAN REQUEST

              [LETTERHEAD OF HARBOR FINANCIAL MORTGAGE CORPORATION
                 OR NEW AMERICA FINANCIAL, INC., AS APPLICABLE]

                            ________________, 19___

Texas Commerce Bank National Association, Agent
712 Main Street
Houston, Texas  77002

Attention:  Manager, Mortgage Warehouse Division

Gentlemen:

         Harbor Financial Mortgage Corporation (the "Company"), New America Financial, Inc. ("New Am Inc.") and Texas Commerce Bank National Association ("TCB"), as a "Bank", a "Warehouse Bank" and "Agent" (the "Agent"), executed with the other Warehouse Banks named in it a 12/97 Amended and Restated Facilities Agreement (the "12/97 A&R Facilities Agreement") dated effective as of December 3, 1997 (which, as it may have been supplemented, amended and restated, is called the "Current Facilities Agreement"). Any term defined in the Current Facilities Agreement and used (but not redefined) in this Loan Request shall have the meaning given to it in the Current Facilities Agreement.

         [THE COMPANY OR NEW AM INC., AS APPLICABLE] hereby requests a P&I Loan in the amount of $_____________________ to be made on ________________________,
19___ (or, if that is not a Business Day, on the next day that is). The amount of the P&I Loan is (a) not more than the aggregate Receivables Loan Values of the Eligible Receivables (the "Subject Eligible Receivables") that are described on the Schedule of Eligible Receivables Pledged attached to this Loan Request, (b) not more than the difference between (i) the P&I Sublimit and (ii) the outstanding amount of all existing P&I Loans, (c) not more than the difference between (i) the maximum credit available under the Receivables Advances Subline (including its P&I Sub-subline) as specified in the Current Facilities Agreement and (ii) the outstanding amount of all existing Receivables Advances Loans, and (d) not more than the difference between (i) the maximum credit available under the Warehouse Line (including its Receivables Advances Subline) as specified in the Current Facilities Agreement and (ii) the aggregate outstanding principal balance of the Current Warehouse Notes. If the requested P&I Loan is funded, none of the P&I Sublimit, the Receivables Advances Sublimit or the Linked Lines Limit will be exceeded.

         The Subject Eligible Receivables are intended to be pledged to the Agent, the Agent is hereby GRANTED a security interest in them and they are hereby made subject to the Receivables Pledge Agreement, effective immediately.

         In accordance with the Current Facilities Agreement, the undersigned hereby notifies the Agent of the designation of an interest rate option for the requested P&I Loan:


A.       Current P&I Loan:

         1.      Current Type:

                 [ ] Adjusted LIBOR Rate plus the Applicable Margin

                 [ ] Eurodollar Rate plus the Applicable Margin


         2.      Expiration of current Interest Period, if applicable:
                 ___________________________, ____________


B.               Proposed Interest Rate Option:

         1.      Type:

                 [ ] Adjusted LIBOR Rate plus the Applicable Margin

                 [ ] Eurodollar Rate plus the Applicable Margin


         2.      Interest Period, if applicable

                 [ ] one month

                 [ ] two months

                 [ ] three months


         3.      Effective Date of Interest Rate Option:
                 ___________________, ______

         [USE THIS PARAGRAPH ONLY IN A REQUEST BY THE COMPANY:] The proceeds of the P&I Loan should be deposited in the Company's account number __________________ with TCB.

         [USE THIS PARAGRAPH ONLY IN A REQUEST BY NEW AM INC.:] The proceeds of the P&I Loan should be deposited in the New Am Inc.'s account number __________________ with TCB.

         The undersigned hereby certifies that all of the Company's and New Am Inc.'s representations and warranties in this Loan Request, the Current Facilities Agreement and all of the other Facilities Papers are true and correct as of this date, that no Potential Default or Default exists and that [THE COMPANY] [NEW AM INC.] is in full compliance with the requirements of those and all other Facilities Papers.

         [THE COMPANY OR NEW AM INC., AS APPLICABLE] acknowledges that the Warehouse Banks and the Agent will rely on the truth of each statement in this Loan Request in making and funding the requested P&I Loan.

                  [USE THE APPROPRIATE SIGNATURE BLOCK BELOW:]

                                        HARBOR FINANCIAL MORTGAGE
                                        CORPORATION


                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________



                                        NEW AMERICA FINANCIAL, INC.



                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________



Attachments:

Schedule of Eligible Receivables Pledged

                 EXHIBIT B-4 TO 12/97 A&R FACILITIES AGREEMENT

                                T&I LOAN REQUEST

              [LETTERHEAD OF HARBOR FINANCIAL MORTGAGE CORPORATION
                 OR NEW AMERICA FINANCIAL, INC., AS APPLICABLE]

                            ________________, 19___

Texas Commerce Bank National Association, Agent
712 Main Street
Houston, Texas  77002

Attention:  Manager, Mortgage Warehouse Division

Gentlemen:

         Harbor Financial Mortgage Corporation (the "Company"), New America Financial, Inc. ("New Am Inc.") and Texas Commerce Bank National Association ("TCB"), as a "Bank", a "Warehouse Bank" and "Agent" (the "Agent"), executed with the other Warehouse Banks named in it a 12/97 Amended and Restated Facilities Agreement (the "12/97 A&R Facilities Agreement") dated effective as of December 3, 1997 (which, as it may have been supplemented, amended and restated, is called the "Current Facilities Agreement"). Any term defined in the Current Facilities Agreement and used (but not redefined) in this Loan Request shall have the meaning given to it in the Current Facilities Agreement.

         [THE COMPANY OR NEW AM INC., AS APPLICABLE] hereby requests a T&I Loan in the amount of $_____________________ to be made on ________________________,
19___ (or, if that is not a Business Day, on the next day that is). The amount of the T&I Loan is (a) not more than the aggregate Receivables Loan Values of the Eligible Receivables (the "Subject Eligible Receivables") that are described on the Schedule of Eligible Receivables Pledged attached to this Loan Request, (b) not more than the difference between (i) the T&I Sublimit and (ii) the outstanding amount of all existing T&I Loans, (c) not more than the difference between (i) the maximum credit available under the Receivables Advances Subline (including its T&I Sub-subline) as specified in the Current Facilities Agreement and (ii) the outstanding amount of all existing Receivables Advances Loans, and (d) not more than the difference between (i) the maximum credit available under the Warehouse Line (including its Receivables Advances Subline) as specified in the Current Facilities Agreement and (ii) the aggregate outstanding principal balance of the Current Warehouse Notes. If the requested T&I Loan is funded, none of the T&I Sublimit, the Receivables Advances Sublimit or the Linked Lines Limit will be exceeded.

         The Subject Eligible Receivables are intended to be pledged to the Agent, the Agent is hereby GRANTED a security interest in them and they are hereby made subject to the Receivables Pledge Agreement, effective immediately.

         In accordance with the Current Facilities Agreement, the undersigned hereby notifies the Agent of the designation of an interest rate option for the requested T&I Loan:


A.               Current T&I Loan:

         1.      Current Type:

                 [ ] Adjusted LIBOR Rate plus the Applicable Margin

                 [ ] Eurodollar Rate plus the Applicable Margin


         2.      Expiration of current Interest Period, if applicable:
                 ___________________________, ____________


B.               Proposed Interest Rate Option:

         1.      Type:

                 [ ] Adjusted LIBOR Rate plus the Applicable Margin

                 [ ] Eurodollar Rate plus the Applicable Margin


         2.      Interest Period, if applicable

                 [ ] one month

                 [ ] two months

                 [ ] three months


         3.      Effective Date of Interest Rate Option:
                 ___________________, ______

         [USE THIS PARAGRAPH ONLY IN A REQUEST BY THE COMPANY:] The proceeds of the T&I Loan should be deposited in the Company's account number __________________ with TCB.

         [USE THIS PARAGRAPH ONLY IN A REQUEST BY NEW AM INC.:] The proceeds of the T&I Loan should be deposited in the New Am Inc.'s account number __________________ with TCB.

         The undersigned hereby certifies that all of the Company's and New Am Inc.'s representations and warranties in this Loan Request, the Current Facilities Agreement and all of the other Facilities Papers are true and correct as of this date, that no Potential Default or Default exists and that [THE COMPANY] [NEW AM INC.] is in full compliance with the requirements of those and all other Facilities Papers.

         [THE COMPANY OR NEW AM INC., AS APPLICABLE] acknowledges that the Warehouse Banks and the Agent will rely on the truth of each statement in this Loan Request in making and funding the requested T&I Loan.

                  [USE THE APPROPRIATE SIGNATURE BLOCK BELOW:]

                                        HARBOR FINANCIAL MORTGAGE
                                        CORPORATION


                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________



                                        NEW AMERICA FINANCIAL, INC.



                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________



Attachments:

Schedule of Eligible Receivables Pledged

                 EXHIBIT B-5 TO 12/97 A&R FACILITIES AGREEMENT

                VA/FHA/PMI FORECLOSURE RECEIVABLES LOAN REQUEST

              [LETTERHEAD OF HARBOR FINANCIAL MORTGAGE CORPORATION
                 OR NEW AMERICA FINANCIAL, INC., AS APPLICABLE]

                            ________________, 19___

Texas Commerce Bank National Association, Agent
712 Main Street
Houston, Texas  77002

Attention:  Manager, Mortgage Warehouse Division

Gentlemen:

         Harbor Financial Mortgage Corporation (the "Company"), New America Financial, Inc. ("New Am Inc.") and Texas Commerce Bank National Association ("TCB"), as a "Bank", a "Warehouse Bank" and "Agent" (the "Agent"), executed with the other Warehouse Banks named in it a 12/97 Amended and Restated Facilities Agreement (the "12/97 A&R Facilities Agreement") dated effective as of December 3, 1997 (which, as it may have been supplemented, amended and restated, is called the "Current Facilities Agreement"). Any term defined in the Current Facilities Agreement and used (but not redefined) in this Loan Request shall have the meaning given to it in the Current Facilities Agreement.

         [THE COMPANY OR NEW AM INC., AS APPLICABLE] hereby requests a VA/FHA/PMI Foreclosure Receivables Loan in the amount of $_____________________ to be made on ________________________, 19___ (or, if that is not a Business Day, on the next day that is). The amount of the VA/FHA/PMI Foreclosure Receivables Loan is (a) not more than the aggregate Receivables Loan Values of the Eligible Receivables (the "Subject Eligible VA/FHA/PMI Foreclosure Receivables") that are described on the Schedule of Eligible VA/FHA/PMI Foreclosure Receivables attached to this Loan Request, (b) not more than the difference between (i) the VA/FHA/PMI Foreclosure Receivables Sublimit and (ii) the outstanding amount of all existing VA/FHA/PMI Foreclosure Receivables Loans, (c) not more than the difference between (i) the maximum credit available under the Receivables Advances Subline (including its VA/FHA/PMI Foreclosure Receivables Sub-subline) as specified in the Current Facilities Agreement and (ii) the outstanding amount of all existing Receivables Advances Loans, and (d) not more than the difference between (i) the maximum credit available under the Warehouse Line (including its Receivables Advances Subline) as specified in the Current Facilities Agreement and (ii) the aggregate outstanding principal balance of the Current Warehouse Notes. If the requested VA/FHA/PMI Foreclosure Receivables Loan is funded, none of the VA/FHA/PMI Foreclosure Receivables Sublimit, the Receivables Advances Sublimit or the Linked Lines Limit will be exceeded.

         The Subject Eligible VA/FHA/PMI Foreclosure Receivables are intended to be mortgaged to the Agent, the Agent is hereby GRANTED a security interest in them and they are hereby made subject to the Receivables Pledge Agreement, effective immediately.

         In accordance with the Current Facilities Agreement, the undersigned hereby notifies the Agent of the designation of an interest rate option for the requested VA/FHA/PMI Foreclosure Receivables Loan:


A.       Current VA/FHA/PMI Foreclosure Receivables Loan:

         1.      Current Type:

                 [ ] Adjusted LIBOR Rate plus the Applicable Margin

                 [ ] Eurodollar Rate plus the Applicable Margin


         2.      Expiration of current Interest Period, if applicable:
                 ___________________________, ____________


B.       Proposed Interest Rate Option:

         1.      Type:

                 [ ] Adjusted LIBOR Rate plus the Applicable Margin

                 [ ] Eurodollar Rate plus the Applicable Margin


         2.      Interest Period, if applicable

                 [ ] one month

                 [ ] two months

                 [ ] three months


         3.      Effective Date of Interest Rate Option: ____________________,
                 ______

         [USE THIS PARAGRAPH ONLY IN A REQUEST BY THE COMPANY:] The proceeds of the VA/FHA/PMI Foreclosure Receivables Loan should be deposited in the Company's account number __________________ with TCB.

         [USE THIS PARAGRAPH ONLY IN A REQUEST BY NEW AM INC.:] The proceeds of the VA/FHA/PMI Foreclosure Receivables Loan should be deposited in the New Am Inc.'s account number __________________ with TCB.

         The undersigned hereby certifies that all of the Company's and New Am Inc.'s representations and warranties in this Loan Request, the Current Facilities Agreement and all of the other Facilities Papers are true and correct as of this date, that no Potential Default or Default exists and that [THE COMPANY] [NEW AM INC.] is in full compliance with the requirements of those and all other Facilities Papers.

         [THE COMPANY OR NEW AM INC., AS APPLICABLE] acknowledges that the Warehouse Banks and the Agent will rely on the truth of each statement in this Loan Request in making and funding the requested VA/FHA/PMI Foreclosure Receivables Loan.

                  [USE THE APPROPRIATE SIGNATURE BLOCK BELOW:]

                                        HARBOR FINANCIAL MORTGAGE
                                        CORPORATION


                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________



                                        NEW AMERICA FINANCIAL, INC.



                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________



Attachments:

Schedule of Eligible VA/FHA/PMI Foreclosure Receivables and documents required by Section 2.14 of the Current Facilities Agreement

                 EXHIBIT B-6 TO 12/97 A&R FACILITIES AGREEMENT

                  REPURCHASED DEFAULTED MORTGAGES LOAN REQUEST

              [LETTERHEAD OF HARBOR FINANCIAL MORTGAGE CORPORATION
                 OR NEW AMERICA FINANCIAL, INC., AS APPLICABLE]

                            ________________, 19___

Texas Commerce Bank National Association, Agent
712 Main Street
Houston, Texas  77002

Attention:  Manager, Mortgage Warehouse Division

Gentlemen:

         Harbor Financial Mortgage Corporation (the "Company"), New America Financial, Inc. ("New Am Inc.") and Texas Commerce Bank National Association ("TCB"), as a "Bank", a "Warehouse Bank" and "Agent" (the "Agent"), executed with the other Warehouse Banks named in it a 12/97 Amended and Restated Facilities Agreement (the "12/97 A&R Facilities Agreement") dated effective as of December 3, 1997 (which, as it may have been supplemented, amended and restated, is called the "Current Facilities Agreement"). Any term defined in the Current Facilities Agreement and used (but not redefined) in this Loan Request shall have the meaning given to it in the Current Facilities Agreement.

         [THE COMPANY OR NEW AM INC., AS APPLICABLE] hereby requests a Repurchased Defaulted Mortgages Loan in the amount of $_____________________ to be made on ________________________, 19___ (or, if that is not a Business Day, on the next day that is). The amount of the Repurchased Defaulted Mortgages Loan is (a) not more than the aggregate Receivables Loan Values of the Eligible Repurchased Defaulted Mortgages (the "Subject Eligible Repurchased Defaulted Mortgages") that are described on the Schedule of Eligible Repurchased Defaulted Mortgages attached to this Loan Request, (b) not more than the difference between (i) the Repurchased Defaulted Mortgages Sublimit and (ii) the outstanding amount of all existing Repurchased Defaulted Mortgages Loans,
(c) not more than the difference between (i) the maximum credit available under the Repurchased Defaulted Mortgages Sub-subline as specified in the Current Facilities Agreement and (ii) the outstanding amount of all existing Repurchased Defaulted Mortgages Loans, and (d) not more than the difference between (i) the maximum credit available under the Warehouse Line (including its Receivables Advances Subline) as specified in the Current Facilities Agreement and (ii) the aggregate outstanding principal balance of the Current Warehouse Notes. If the requested Repurchased Defaulted Mortgages Loan is funded, none of the Repurchased Defaulted Mortgages Sublimit, the Receivables Advances Sublimit or the Linked Lines Limit will be exceeded.

         The Subject Eligible Repurchased Defaulted Mortgages are intended to be mortgaged to the Agent, the Agent is hereby GRANTED a security interest in them and they are hereby made subject to the Receivables Pledge Agreement, effective immediately.

         In accordance with the Current Facilities Agreement, the undersigned hereby notifies the Agent of the designation of an interest rate option for the requested Repurchased Defaulted Mortgages Loan:


A.       Current Repurchased Defaulted Mortgages Loan:

         1.      Current Type:

                 [ ] Adjusted LIBOR Rate plus the Applicable Margin

                 [ ] Eurodollar Rate plus the Applicable Margin


         2.      Expiration of current Interest Period, if applicable:
                 ___________________________, ____________


B.       Proposed Interest Rate Option:

         1.      Type:

                 [ ] Adjusted LIBOR Rate plus the Applicable Margin

                 [ ] Eurodollar Rate plus the Applicable Margin


         2.      Interest Period, if applicable

                 [ ] one month

                 [ ] two months

                 [ ] three months


         3.      Effective Date of Interest Rate Option: ____________________,
                 ______

         [USE THIS PARAGRAPH ONLY IN A REQUEST BY THE COMPANY:] The proceeds of the Repurchased Defaulted Mortgages Loan should be deposited in the Company's account number __________________ with TCB.

                 [USE THIS PARAGRAPH ONLY IN A REQUEST BY NEW AM INC.:] The proceeds of the Repurchased Defaulted Mortgages Loan should be deposited in the New Am Inc.'s account number __________________ with TCB.

         The undersigned hereby certifies that all of the Company's and New Am Inc.'s representations and warranties in this Loan Request, the Current Facilities Agreement and all of the other Facilities Papers are true and correct as of this date, that no Potential Default or Default exists and that [THE COMPANY] [NEW AM INC.] is in full compliance with the requirements of those and all other Facilities Papers.

         [THE COMPANY OR NEW AM INC., AS APPLICABLE] acknowledges that the Warehouse Banks and the Agent will rely on the truth of each statement in this Loan Request in making and funding the requested Repurchased Defaulted Mortgages Loan.

                  [USE THE APPROPRIATE SIGNATURE BLOCK BELOW:]

                                        HARBOR FINANCIAL MORTGAGE
                                        CORPORATION


                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________



                                        NEW AMERICA FINANCIAL, INC.



                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________



Attachments:

Schedule of Eligible Repurchased Defaulted Mortgages and documents required by Section 2.14 of the Current Facilities Agreement

                 EXHIBIT B-7 TO 12/97 A&R FACILITIES AGREEMENT

                       FORECLOSED PROPERTIES LOAN REQUEST

              [LETTERHEAD OF HARBOR FINANCIAL MORTGAGE CORPORATION
                 OR NEW AMERICA FINANCIAL, INC., AS APPLICABLE]

                            ________________, 19___

Texas Commerce Bank National Association, Agent
712 Main Street
Houston, Texas  77002

Attention:  Manager, Mortgage Warehouse Division

Gentlemen:

         Harbor Financial Mortgage Corporation (the "Company"), New America Financial, Inc. ("New Am Inc.") and Texas Commerce Bank National Association ("TCB"), as a "Bank", a "Warehouse Bank" and "Agent" (the "Agent"), executed with the other Warehouse Banks named in it a 12/97 Amended and Restated Facilities Agreement (the "12/97 A&R Facilities Agreement") dated effective as of December 3, 1997 (which, as it may have been supplemented, amended and restated, is called the "Current Facilities Agreement"). Any term defined in the Current Facilities Agreement and used (but not redefined) in this Loan Request shall have the meaning given to it in the Current Facilities Agreement.

         [THE COMPANY OR NEW AM INC., AS APPLICABLE] hereby requests a Foreclosed Properties Loan in the amount of $_____________________ to be made on ________________________, 19___ (or, if that is not a Business Day, on the next day that is). The amount of the Foreclosed Properties Loan is (a) not more than the aggregate Receivables Loan Values of the Eligible Receivables (the "Subject Eligible Foreclosed Properties") that are described on the Schedule of Eligible Foreclosed Properties attached to this Loan Request, (b) not more than the difference between (i) the Foreclosed Properties Sublimit and
(ii) the outstanding amount of all existing Foreclosed Properties Loans, (c) not more than the difference between (i) the maximum credit available under the Receivables Advances Subline (including its Foreclosed Properties Sub-subline) as specified in the Current Facilities Agreement and (ii) the outstanding amount of all existing Receivables Advances Loans, and (d) not more than the difference between (i) the maximum credit available under the Warehouse Line (including its Receivables Advances Subline) as specified in the Current Facilities Agreement and (ii) the aggregate outstanding principal balance of the Current Warehouse Notes. If the requested Foreclosed Properties Loan is funded, none of the Foreclosed Properties Sublimit, the Receivables Advances Sublimit or the Linked Lines Limit will be exceeded.

         The Subject Eligible Foreclosed Properties are intended to be mortgaged to the Agent, and they are hereby GRANTED to Stephen H. Field, Trustee for the Agent's use and benefit, in trust to secure payment of all of the Obligors' present and future debts and obligations to the Warehouse Banks and the Agent.

         In accordance with the Current Facilities Agreement, the undersigned hereby notifies the Agent of the designation of an interest rate option for the requested Foreclosed Properties Loan:


A.       Current Foreclosed Properties Loan:

         1.      Current Type:

                 [ ] Adjusted LIBOR Rate plus the Applicable Margin

                 [ ] Eurodollar Rate plus the Applicable Margin


         2.      Expiration of current Interest Period, if applicable:
                 ___________________________, ____________


B.       Proposed Interest Rate Option:

         1.      Type:

                 [ ] Adjusted LIBOR Rate plus the Applicable Margin

                 [ ] Eurodollar Rate plus the Applicable Margin


         2.      Interest Period, if applicable

                 [ ] one month

                 [ ] two months

                 [ ] three months


         3.      Effective Date of Interest Rate Option: ____________________,
                 ______

         [USE THIS PARAGRAPH ONLY IN A REQUEST BY THE COMPANY:] The proceeds of the Foreclosed Properties Loan should be deposited in the Company's account number __________________ with TCB.

         [USE THIS PARAGRAPH ONLY IN A REQUEST BY NEW AM INC.:] The proceeds of the Foreclosed Properties Loan should be deposited in the New Am Inc.'s account number __________________ with TCB.

         The undersigned hereby certifies that all of the Company's and New Am Inc.'s representations and warranties in this Loan Request, the Current Facilities Agreement and all of the other Facilities Papers are true and correct as of this date, that no Potential Default or Default exists and that [THE COMPANY] [NEW AM INC.] is in full compliance with the requirements of those and all other Facilities Papers.

         [THE COMPANY OR NEW AM INC., AS APPLICABLE] acknowledges that the Warehouse Banks and the Agent will rely on the truth of each statement in this Loan Request in making and funding the requested Foreclosed Properties Loan.

                  [USE THE APPROPRIATE SIGNATURE BLOCK BELOW:]

                                        HARBOR FINANCIAL MORTGAGE
                                        CORPORATION


                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________



                                        NEW AMERICA FINANCIAL, INC.



                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________



Attachments:

Schedule of Eligible Foreclosed Properties and documents required by Section 2.14 of the Current Facilities Agreement

                 EXHIBIT B-8 TO 12/97 A&R FACILITIES AGREEMENT

                       SERVICING ACQUISITION LOAN REQUEST

              [LETTERHEAD OF HARBOR FINANCIAL MORTGAGE CORPORATION
                 OR NEW AMERICA FINANCIAL, INC., AS APPLICABLE]

                            ________________, 19___

Texas Commerce Bank National Association, Agent
712 Main Street
Houston, Texas  77002

Attention:  Manager, Mortgage Warehouse Division

Gentlemen:

         Harbor Financial Mortgage Corporation (the "Company"), New America Financial, Inc. ("New Am Inc.") and Texas Commerce Bank National Association ("TCB"), as a "Bank", a "Servicing Acquisition Bank" and "Agent" (the "Agent"), executed with the other Servicing Acquisition Banks named in it a 12/97 Amended and Restated Facilities Agreement (the "12/97 A&R Facilities Agreement") dated effective as of December 3, 1997 (which, as it may have been supplemented, amended and restated, is called the "Current Facilities Agreement"). Any term defined in the Current Facilities Agreement and used (but not redefined) in this Loan Request shall have the meaning given to it in the Current Facilities Agreement.

         [THE COMPANY OR NEW AM INC., AS APPLICABLE] hereby requests a Servicing Acquisition Loan in the amount of $_____________________ to be made on ________________________, 19___ (or, if that is not a Business Day, on the next day that is). The amount of the Servicing Acquisition Loan is (a) not more than the difference between (i) the Servicing Acquisition Limit and (ii) the outstanding amount of all existing Servicing Acquisition Loans, and (b) not more than the difference between (i) the maximum credit available under the Servicing Acquisition Line as specified in the Current Facilities Agreement and
(ii) the aggregate outstanding principal balance of the Current Servicing Acquisition Notes. If the requested Servicing Acquisition Loan is funded, the Servicing Acquisition Limit will not be exceeded.

         In accordance with the Current Facilities Agreement, the undersigned hereby notifies the Agent of the designation of an interest rate option for the requested Servicing Acquisition Loan:


A.       Current Servicing Acquisition Loan:

         1.      Current Type:

                 [ ] Adjusted LIBOR Rate plus the Applicable Margin

                 [ ] Eurodollar Rate plus the Applicable Margin


         2.      Expiration of current Interest Period, if applicable:
                 ___________________________, ____________


B.       Proposed Interest Rate Option:

         1.      Type:

                 [ ] Adjusted LIBOR Rate plus the Applicable Margin

                 [ ] Eurodollar Rate plus the Applicable Margin


         2.      Interest Period, if applicable

                 [ ] one month

                 [ ] two months

                 [ ] three months


         3.      Effective Date of Interest Rate Option: ____________________,
                 ______

         [USE THIS PARAGRAPH ONLY IN A REQUEST BY THE COMPANY:] The proceeds of the Servicing Acquisition Loan should be deposited in the Company's account number __________________ with TCB.

         [USE THIS PARAGRAPH ONLY IN A REQUEST BY NEW AM INC.:] The proceeds of the Servicing Acquisition Loan should be deposited in New Am Inc.'s account number __________________ with TCB.

         The undersigned hereby certifies that all of the Company's and New Am Inc.'s representations and warranties in this Loan Request, the Current Facilities Agreement and all of the other Facilities Papers are true and correct as of this date, that no Potential Default or Default exists and that [THE COMPANY] [NEW AM INC.] is in full compliance with the requirements of those and all other Facilities Papers, including those covenants contained in Sections 9.7 and 9.8 of the Current Facilities Agreement.

                 [THE COMPANY OR NEW AM INC., AS APPLICABLE] acknowledges that the Servicing Acquisition Banks and the Agent will rely on the truth of each statement in this Loan Request in making and funding the requested Servicing Acquisition Loan.

                  [USE THE APPROPRIATE SIGNATURE BLOCK BELOW:]

                                        HARBOR FINANCIAL MORTGAGE
                                        CORPORATION


                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________



                                        NEW AMERICA FINANCIAL, INC.



                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________

                 EXHIBIT B-9 TO 12/97 A&R FACILITIES AGREEMENT

                        SUBPRIME MORTGAGES LOAN REQUEST

              [LETTERHEAD OF HARBOR FINANCIAL MORTGAGE CORPORATION
                 OR NEW AMERICA FINANCIAL, INC., AS APPLICABLE]

                            ________________, 19___

Texas Commerce Bank National Association, Agent
712 Main Street
Houston, Texas  77002

Attention:  Manager, Mortgage Warehouse Division

Gentlemen:

         Harbor Financial Mortgage Corporation (the "Company"), New America Financial, Inc. ("New Am Inc.") and Texas Commerce Bank National Association ("TCB"), as a "Bank", a "Warehouse Bank" and "Agent" (the "Agent"), executed with the other Warehouse Banks named in it a 12/97 Amended and Restated Facilities Agreement (the "12/97 A&R Facilities Agreement") dated effective as of December 3, 1997 (which, as it has been amended and as it may be supplemented, amended or restated from time to time, is called the "Current Facilities Agreement"). Any term defined in the Current Facilities Agreement and used (but not redefined) in this Loan Request shall have the meaning given to it in the Current Facilities Agreement.

         [THE COMPANY OR NEW AM INC., AS APPLICABLE] hereby requests a Subprime Mortgages Loan in the amount of $_____________________ to be made on ________________________, 19___ (or, if that is not a Business Day, on the next day that is). The amount of the Subprime Mortgages Loan is (a) not more than the aggregate Warehouse Loan Values of the Eligible Mortgages (the "Subject Eligible Mortgages") that are described on the Schedule of Eligible Mortgages Pledged attached to this Loan Request, (b) not more than the difference between
(i) the Subprime Mortgages Sublimit and (ii) the outstanding amount of all existing Subprime Mortgage Loans, and (c) not more than the difference between
(i) the maximum credit available under the Warehouse Line (including its Subprime Mortgages Subline) as specified in the Current Facilities Agreement and (ii) the aggregate outstanding principal balance of the Current Warehouse Notes. If the requested Subprime Mortgages Loan is funded, neither the Subprime Mortgages Sublimit nor the Linked Lines Limit will be exceeded.

         The Subject Eligible Mortgages are intended to be pledged to the Agent, the Agent is hereby GRANTED a security interest in them and they are hereby made subject to the Warehouse Pledge Agreement, effective immediately.

         In accordance with the Current Facilities Agreement, the undersigned hereby notifies the Agent of the designation of an interest rate option for the requested Subprime Mortgages Loan:

A.       Current Subprime Mortgages Loan:

         1.      Current Type:

                 [ ] Adjusted LIBOR Rate plus the Applicable Margin

                 [ ] Eurodollar Rate plus the Applicable Margin

         2.      Expiration of current Interest Period, if applicable:
                 ___________________________, ____________

B.       Proposed Interest Rate Option:

         1.      Type:

                 [ ] Adjusted LIBOR Rate plus the Applicable Margin

                 [ ] Eurodollar Rate plus the Applicable Margin

         2.      Interest Period, if applicable

                 [ ] one month

                 [ ] two months

                 [ ] three months

         3.      Effective Date of Interest Rate Option: ____________________,
                 ______

         [USE THIS PARAGRAPH ONLY IN A REQUEST BY THE COMPANY:] The proceeds of the Subprime Mortgages Loan should be deposited in the Company's account number __________________ with TCB.

         [USE THIS PARAGRAPH ONLY IN A REQUEST BY NEW AM INC.:] The proceeds of the Subprime Mortgages Loan should be deposited in the New Am Inc.'s account number __________________ with TCB.

         The undersigned hereby certifies that all of the Company's and New Am Inc.'s representations and warranties in this Loan Request, the Current Facilities Agreement and all of the other Facilities Papers are true and correct as of this date, that no Potential Default or Default exists and that [THE COMPANY] [NEW AM INC.] is in full compliance with the requirements of those and all other Facilities Papers.

         [THE COMPANY OR NEW AM INC., AS APPLICABLE] acknowledges that the Warehouse Banks and the Agent will rely on the truth of each statement in this Loan Request in making and funding the requested Subprime Mortgages Loan.

                  [USE THE APPROPRIATE SIGNATURE BLOCK BELOW:]

                                        HARBOR FINANCIAL MORTGAGE
                                        CORPORATION


                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________



                                        NEW AMERICA FINANCIAL, INC.



                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________



Attachments:

Schedule of Eligible Mortgages Pledged

                  EXHIBIT C TO 12/97 A&R FACILITIES AGREEMENT

                          OFFER TO SELL MORTGAGE POOLS



Texas Commerce Bank National Association,  Trade No.:__________________________
 as Agent for the Warehouse Banks        Pool No.:_____________________________
712 Main Street                                Pool Amount:____________________
Houston, Texas 77002

Attention:  __________________________________________

Gentlemen:

         Pursuant to the Mortgage Pools Purchase Agreement described in that certain 12/97 Amended and Restated Facilities Agreement dated effective as of December 3, 1997, (as supplemented, amended or restated from time to time, the "Agreement") among Harbor Financial Mortgage Corporation (the "Company"), New America Financial, Inc. ("New Am Inc.", and together with the Company, collectively, the "Obligors" and either one of them, "Obligor"), Texas Commerce Bank National Association, as one of the "Warehouse Banks" and "Servicing Acquisition Banks" and as Agent for all of them (the "Agent") and the other Warehouse Banks and Servicing Acquisition Banks named in the Agreement, the Obligor executing this Offer to Sell Mortgage Pools letters (the "Offering Obligor") hereby offers to sell to the Warehouse Banks the Pool of Qualified Mortgage Loans described in the enclosed and (except for the Agent's certification and signature blocks) completed:

         [ ]     GNMA Schedule of Pooled Mortgages (for a "GNMA")
         [ ]     FNMA Schedule of Mortgages (for an "FNMA Pool"),
         [ ]     FHLMC Mortgage Submission Schedule or Voucher and Warehouse
                 Delivery Form (for an "FHLMC Pool")

for a cash purchase price of $_______________, which is equal to ninety-nine percent (99%) of the least of (i) the $_____________ actual amount funded by the Offering Obligor on origination or purchase of such Qualified Mortgage Loans; (ii) the $____________ purchase price to be paid by _____________________ (the "Qualified Investor") pursuant to its confirmation ("Trade Ticket") entered into with the Offering Obligor on the ___________, 19___ trade date stated in the Trade Ticket, or (iii) the $__________ face amounts of the promissory notes underlying such Qualified Mortgage Loan on such schedule,

         [ ]     GNMA mortgage-backed securities ("MBS")
         [ ]     FNMA mortgage-backed securities ("MBS")
         [ ]     FHLMC mortgage Participation Certificates ("PC")
on the ___________________, 19___ Settlement Date in the amount of $_____________________ at the _______ % coupon and _____________________ price, all as stated in that Trade Ticket.  Also attached is a true copy of a

         [ ]     GNMA Commitment to Guarantee Mortgage-Backed Securities
         [ ]     FNMA
                          [ ]     Mandatory Delivery Commitment for
                          [ ]     FHA/VA fixed-rate first mortgages
                          [ ]     FHA/VA graduated payment first mortgages
                          [ ]     Conventional fixed-rate whole first mortgages
                          [ ]     ARMs
                          [ ]     Rate Lock Standby Commitment for
                          [ ]     Fixed Rate Mortgages
                          [ ]     ARM Mortgages
         [ ]     FHLMC Summary Agreement to Purchase Mortgages and to Sell
                 Mortgage Participation Certificates

(the "Commitment") under which the Offering Obligor hereby warrants to the Agent that the Offering Obligor has and will reserve for this Offer an unused commitment amount adequate to cover this Pool and under which, by providing this Pool, the Offering Obligor has authority to acquire MBSs or PCs that will satisfy the requirements of the Trade Ticket. Concurrently with this Offer, the Offering Obligor is delivering to the Agent the documents, with all necessary endorsements, required to qualify the Pool for GNMA initial certification (or its FNMA MBS or FHLMC PC program equivalent, as appropriate). The Agent is hereby designated custodian of the Pool documents if the Pool is a GNMA Pool or FNMA Pool and is hereby authorized to send the documents to FHLMC if the Pool is an FHLMC Pool. The Offering Obligor agrees to timely provide all remaining documents required for unqualified GNMA final certification, FNMA custodian certification or FHLMC settlement, as the case may be, and to timely complete all other steps necessary to securitize the Pool, obtain the GNMA-guaranteed MBSs, FNMA-guaranteed MBSs or the FHLMC-guaranteed PCs (whichever the Trade Ticket describes), to timely satisfy all margin calls made on the Offering Obligor under the Trade Ticket, to timely complete sale of such MBSs or PCs to the Qualified Investor on the Settlement Date stated in the Trade Ticket and to require of the Qualified Investor, and ensure, that the entire proceeds of their sale are paid directly to the Agent (or to a financial intermediary with accepted irrevocable instructions to deliver them to the Agent immediately) by the Qualified Investor on the Settlement Date. This Offer is made upon and subject to the terms of the Agreement, which is hereby incorporated herein, and the Offering Obligor hereby reaffirms its covenants under the

Agreement and reconfirm all of its representations and warranties stated in the agreement as being current, true and correct in all material respects and hereby republishes all of them.





                  [COMPLETE APPLICABLE SIGNATURE BLOCK BELOW]


                                        Very truly yours,

                                        HARBOR FINANCIAL MORTGAGE
                                        CORPORATION



                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________


                                        NEW AMERICA FINANCIAL, INC.



                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________



Attachments: Commitment

Separately submitted:


                          Mortgage files

________         The Agent accepts the Offering Obligor's Offer and on
                 ________________________, 19_______, the Agent has credited the purchase price of $___________________ to such Offering Obligor's account #__________________ with the Agent.


________ The Agent does not accept the Offering Obligor's Offer and the Agent is returning to such Offering Obligor the documents it provided the Agent pursuant to the Offer.

                                        TEXAS COMMERCE BANK NATIONAL
                                        ASSOCIATION, as Agent for the Warehouse
                                        Banks



                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________

                  EXHIBIT D TO 12/97 A&R FACILITIES AGREEMENT

           (The "12/97           Master Servicing Acquisition Note")


$_________________________            HOUSTON, TEXAS            DECEMBER 3, 1997


         FOR VALUE RECEIVED, HARBOR FINANCIAL MORTGAGE CORPORATION (a Texas corporation) and NEW AMERICA FINANCIAL, INC. (a Texas corporation) (collectively, "Makers"), jointly and severally, promise to pay to the order of
___________________ ______________________________________________________
("Payee"), a ______________________________________________, at the 712 Main
Street branch of Texas Commerce Bank National Association ("TCB"), a national banking association, in the City of Houston, Harris County, Texas, or at such other place in Harris County, Texas, as the holder ("Holder", whether or not Payee is such holder) of this note may hereafter designate in writing, in immediately available funds and in lawful money of the United States of America, the principal sum of
______________________________________________________
_____________________________________ Dollars ($____________________________)
(or the unpaid balance of all principal advanced against this note, if that amount is less), together with interest on the unpaid principal balance of this note from time to time outstanding until maturity at the applicable Stated Rate or at such lesser rate, if any, as Holder shall from time to time elect to be applicable in Holder's sole and absolute discretion, and interest on all past due amounts, both principal and accrued interest, at the Past Due Rate; provided, that for the full term of this note the interest rate produced by the aggregate of all sums paid or agreed to be paid to Holder for the use, forbearance or detention of the debt evidenced hereby shall not exceed the Ceiling Rate.

         1. Definitions. All capitalized terms used in this note that are defined in the Current Facilities Agreement (defined below) and not defined differently in this note have the same meanings herein as therein.

         2. Rates Change Automatically and Without Notice. Without notice to Makers or any other Person and to the full extent allowed by applicable Law from time to time in effect, the Adjusted LIBOR Rate, (only if there is a change in an applicable Eurodollar Reserve Requirement) the Eurodollar Rate and the Ceiling Rate shall each automatically fluctuate upward and downward as and in the amount by which the Adjusted LIBOR Rate, (only if there is a change in an applicable Eurodollar Reserve Requirement) the Eurodollar Rate and such maximum nonusurious rate of interest permitted by applicable Law, respectively, fluctuate.

         3. Calculation of Interest. Interest on the amount of each advance against this note shall be computed as provided in Section 4.5 of the Current Facilities Agreement.

         4. Excess Interest Will be Refunded or Credited. If, for any reason whatever, the interest paid or received on this note during its full term produces a rate which exceeds the Ceiling Rate, Holder shall refund to the payor or, at Holder's option, credit against the principal of this note such





                               Page 1 of 5 Pages
portion of said interest as shall be necessary to cause the interest paid on this note to produce a rate equal to the Ceiling Rate.

         5. Interest Will be Spread. All sums paid or agreed to be paid to Holder for the use, forbearance or detention of the indebtedness evidenced hereby shall, to the extent permitted by applicable Law, be amortized, prorated, allocated and spread in equal parts throughout the full term of this note, so that the interest rate is uniform throughout the full term of this note.

         6. Payment Schedule. All principal of this note and all accrued interest then unpaid shall be due and payable on demand made at any time after either (a) the occurrence of any default under this note, the Current Facilities Agreement or any other Facilities Papers (unless the Agent shall have declared in writing that such default has been cured or waived) or (b) the termination date specified in any written notice (the "Termination Notice") from the Agent to Makers, indicating the election of the Servicing Acquisition Banks to terminate the Servicing Acquisition Line, borrowings under which from Payee are evidenced by this note and specifying a termination date at least ninety (90) days after the date of such Termination Notice. If no such demand is sooner made, then advanced and unpaid principal and accrued interest on this note shall be due and payable as provided in Section 4.3 of the Current Facilities Agreement. All such scheduled payments shall be applied first to accrued interest and the balance (if any) shall be applied to principal.

         7. Prepayment. Makers may at any time pay the full amount or any part of this note as provided in Section 4.6 of the Current Facilities Agreement. All prepayments shall be applied first to accrued interest, the balance to the principal installments in inverse order of their maturity.

         8. Revolving Credit. Upon and subject to the terms and conditions of the Current Facilities Agreement, Makers may borrow, repay and reborrow at any time before the Revolving Servicing Acquisition Termination/Conversion Date unless and until a Default has occurred under this note, the Current Facilities Agreement or any other Facilities Papers, which the Agent has not declared to have been fully cured or waived. The unpaid principal balance of this note at any time shall be the total of all principal lent or advanced against this note less the sum of all principal payments and permitted or required prepayments made on this note by or for the account of Makers. Absent manifest error, Holder's computer records shall on any day conclusively evidence the unpaid balance of this note and its advances and payments history posted up to that day. All Servicing Acquisition Loans and all payments and permitted or required prepayments made hereon may be (but are not required to be) endorsed by Holder on the schedule that is attached hereto (which is hereby made a part hereof for all purposes) or otherwise recorded in Holder's computer or manual records; provided, that any failure to make notation of (a) any principal advance or accrual of interest shall not cancel, limit or otherwise affect Makers' obligations or Holder's rights with respect to that advance or accrual, or (b) any payment or permitted or required prepayment of principal or interest shall not cancel, limit or otherwise affect Makers' entitlement to credit for that payment as of the date of its receipt by Holder. Makers and Payee expressly agree, pursuant to Chapter 346 ("Chapter 346") of the Texas Finance Code, that Chapter 346 (which relates to open-end line of credit revolving loan accounts) shall not apply to this note or to any loan evidenced by this note and that neither this note





                               Page 2 of 5 Pages
nor any such loan shall be governed by Chapter 346 or subject to its provisions in any manner whatsoever.

         9       The Current Facilities Agreement, this Note and its Security.
This note is one of the 12/97 Master Servicing Acquisition Notes" referred to and that have been issued pursuant to the terms of the 12/97 Amended and Restated Facilities Agreement dated effective as of December 3, 1997, among Makers, Texas Commerce Bank National Association as a "Bank," a "Warehouse Bank," a "Servicing Acquisition Bank" and as agent (the "Agent") for Payee and the other Warehouse Banks and Servicing Acquisition Banks, and they renew, extend, increase, extend and rearrange (but do not extinguish) the 1/97 Servicing Acquisition Notes dated January 31, 1997 previously issued pursuant to, and that are described or referred to in, the 1/97 Amended and Restated Facilities Agreement dated as of January 31, 1997 (as heretofore amended) among Makers, Texas Commerce Bank National Association and the other Banks party thereto. As the 12/97 Amended and Restated Facilities Agreement has been and may hereafter be amended, restated, modified or supplemented from time to time, it is called the "Current Facilities Agreement". Reference to the Current Facilities Agreement is here made for all purposes. Loans against this note by Payee or any other Holder shall be governed by the Current Facilities Agreement. Holder is entitled to the benefits of and security provided for or referred to in the Current Facilities Agreement or the other Facilities Papers. Such security includes, among other security, (a) a first lien security interest in all of the Servicing Acquisition Collateral; (b) a second lien security interest (second only to the first lien security interest granted to the Warehouse Banks) in all of the Warehouse Collateral, and (c) on a pari passu basis, a security interest in all other Collateral, to Ratably secure all of the Makers' present and future Obligations to the Servicing Acquisition Banks under the Current Facilities Agreement. All debt now or hereafter evidenced by this note, as well as all of Makers' other debt or other obligations now or hereafter owned or held by Holder, is intended to be secured by all security for any such debt, whether or not the security instrument covering and affecting such security refers to this or any other note evidencing or to evidence such debt.

         10. Defaults and Remedies. Any Default shall constitute default under this note, whereupon the Agent may elect to exercise any or all rights, powers and remedies afforded (a) under the Current Facilities Agreement and all other Facilities Papers and (b) by Law, including the right to accelerate the maturity of this entire note.

         11. Legal Costs. If any Holder retains an attorney in connection with any such default or to collect, enforce or defend this note or any other Facilities Papers in any lawsuit or in any probate, reorganization, bankruptcy or other proceeding, or if Makers sue any Holder in connection with this note or any such Facilities Papers and do not prevail, then Makers agree to pay to each such Holder, in addition to principal and interest, all reasonable costs and expenses incurred by such Holder in trying to collect this note or in any such suit or proceeding, including reasonable attorneys' fees. An amount equal to ten percent (10%) of the unpaid principal and accrued interest owing on this note when and if this note is placed in the hands of an attorney for collection after default is stipulated to be reasonable attorneys' fees unless a Holder or any Maker of this note timely pleads otherwise to a court of competent jurisdiction.





                               Page 3 of 5 Pages

         12. Waivers. Makers and any and all co-makers, endorsers, guarantors and sureties severally waive notice (including, but not limited to, notice of intent to accelerate and notice of acceleration, notice of protest and notice of dishonor), demand, presentment for payment, protest, diligence in collecting and the filing of suit for the purpose of fixing liability and consent that the time of payment hereof may be extended and re-extended from time to time without notice to any of them. Each such Person agrees that his, her or its liability on or with respect to this note shall not be affected by any release of or change in any guaranty or security at any time existing or by any failure to perfect or maintain perfection of any Lien against or security interest in any such security or the partial or complete unenforceability of any guaranty or other surety obligation, in each case in whole or in part, with or without notice and before or after maturity.

         13. Not Purpose Credit. None of the proceeds of this note shall ever be used, directly or indirectly, for the purpose of purchasing or carrying any "margin stock" as defined in Regulation U of the Board of Governors of the Federal Reserve System or for the purpose of reducing or retiring any debt which was originally incurred to purchase or carry any "margin stock" or to extend credit to others for the purpose of purchasing or carrying any "margin stock" or which would constitute this transaction a "purpose credit" within the meaning of Regulation U, as now or hereafter in effect.

         14. Governing Law, Jurisdiction and Venue. This note shall be governed by and construed in accordance with the laws of the State of Texas and the United States of America from time to time in effect. Makers and all co-makers, endorsers, guarantors and sureties each hereby irrevocably submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of Texas and the state district courts of Harris County, Texas, for purposes of all legal proceedings arising out of or relating to this note, the debt evidenced hereby or any loan agreement, security agreement, guaranty or other papers or agreements relating to this note. To the fullest extent permitted by law, Makers and all co-makers, endorsers, guarantors and sureties each irrevocably waives any objection which he, she or it may now or hereafter have to the laying of venue for any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum and agrees that service of process may be made upon him, her or it in any such proceeding by registered or certified mail. Harris County, Texas shall be a proper place of venue for suit hereon.

         15. General Purpose of Loan. Makers warrant and represent to Payee and all other Holders that all Loans evidenced by this note are and will be for business, commercial, investment or other similar purpose and not primarily for personal, family, household or agricultural use, as such terms are used in Chapter 1D or in the Texas Finance Code.





                               Page 4 of 5 Pages

         16. Participations. Payee and each other Holder reserves the right, exercisable in his, her or its sole discretion and without notice to any of Makers or any other Person, to sell participations in all or any part of this note or the debt evidenced by this note.

                                        HARBOR FINANCIAL MORTGAGE
                                        CORPORATION

                                        By:_____________________________________

                                            Richard J. Gillen
                                            President

                                        NEW AMERICA FINANCIAL, INC.

                                        By:_____________________________________

                                            Richard J. Gillen
                                            Chairman of the Board





                               Page 5 of 5 Pages

                                    ANNEX 1
                           to $_____________________
                     Harbor Financial Mortgage Corporation
                        and New America Financial, Inc.
                    12/97 Master Servicing Acquisition Note
        to ____________________________________________________________

                  LOANS AND PAYMENTS OF PRINCIPAL AND INTEREST

------------------------------------------------------------------------------------------------------------------------
                        Payment Applied
   Date of Payment    on (or advance vs.)  Payment Applied                                              Name of Person
     or Advance            Principal         on Interest      Principal Balance    Interest Paid to     Making Notation
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

                  EXHIBIT E TO 12/97 A&R FACILITIES AGREEMENT

                    HARBOR FINANCIAL MORTGAGE CORPORATION'S
                         NEW AMERICA FINANCIAL, INC.'S
                       AND HARBOR FINANCIAL GROUP, INC.'S
                            LEGAL COUNSEL'S OPINION

     (Basic Form of Opinion of Counsel for 12/97 A&R Facilities Agreement)

                                December 3, 1997

Texas Commerce Bank
  National Association, Agent
Texas Commerce Bank National Association
Bank One, Texas, N.A.
Bank of Scotland
The Bank of New York
Guaranty Federal Bank, F.S.B.
Hibernia National Bank
PNC Bank Kentucky, Inc.
Comerica Bank
Bank United
Fleet Bank N.A.
National City Bank of Kentucky
The First National Bank of Chicago
c/o Texas Commerce Bank National Association
712 Main Street
Houston, Texas  77002

Re: 12/97 Amended and Restated Facilities Agreement (as it may be supplemented, amended or restated from time to time, the "Current Facilities Agreement") dated effective as of December 3, 1997 by and among HARBOR FINANCIAL MORTGAGE CORPORATION ("Company"), a Texas corporation; NEW AMERICA FINANCIAL, INC. ("New Am Inc."), a Texas corporation (Company and New Am Inc. each being referred to as an "Obligor" and collectively as the "Obligors"); TEXAS COMMERCE BANK NATIONAL ASSOCIATION ("TCB"), a national banking association, in its capacity as one of the Banks, a Warehouse Bank, a Servicing Acquisition Bank and as agent for the other Banks (the "Agent"); Bank One, Texas, N.A., Bank of Scotland, The Bank of New York, Guaranty Federal Bank, F.S.B., Hibernia National Bank, PNC Bank Kentucky, Inc., Comerica Bank, Bank United, Fleet Bank N.A., National City Bank of Kentucky and The First National Bank of Chicago (such eleven (11) Banks, together with TCB, being the "Banks")

Texas Commerce Bank National Association, Agent
December 3, 1997
Page 2



Ladies and Gentlemen:

         We have acted as special counsel for each Obligor, Harbor Financial Group, Inc., a Delaware corporation (the "Guarantor"), and FirstCity Financial Corporation ("FirstCity") in connection with the captioned 12/97 Amended and Restated Facilities Agreement (the "12/97 A&R Facilities Agreement"). This opinion is rendered to you pursuant to your request in connection with the execution and delivery of the 12/97 A&R Facilities Agreement.

         Unless otherwise defined in this opinion, or unless the context requires a different meaning, each capitalized term that is defined in the 12/97 A&R Facilities Agreement, and is used in this opinion has the same meaning herein as therein.

         In our capacity as such counsel, we have examined the 12/97 A&R Facilities Agreement, the 12/97 Master Warehouse Notes, the 12/97 Master Servicing Acquisition Notes, the Float Control Agreement and the Float Control Guaranty (collectively, the "12/97 Facilities Papers") and such other papers and matters as we have deemed necessary in rendering the opinions set forth below. We have been furnished with -- and, with your consent, have relied on -- certificates of the Company's, New Am Inc.'s, the Guarantor's and FirstCity's officers (copies of which certificates have been provided to you) and other information supplied by them with respect to certain factual matters. In addition, we have obtained and relied upon such certificates and assurances from public officials as we have deemed necessary. We have also assumed the authenticity of all materials so examined and the genuineness of signatures on them. For purposes of our opinions we have assumed the Banks' (and the Agent's) due authorization, execution, delivery and performance of the 12/97 Facilities Papers to which each such Person is a party.

         Based on the foregoing, and subject to the qualifications set forth later in this letter, it is our opinion that:

         1. Each Obligor (1) is a corporation duly organized, validly existing and in good standing under the laws of the State of Texas, (2) has the full legal power and authority and all necessary licenses, permits, franchises and other authorizations to own and operate its Property and carry on its business as currently conducted and (3) is duly qualified to transact business as a foreign corporation and licensed to operate as a mortgage company in each jurisdiction where the nature of the business it transacts or Property it owns requires such qualification or licensing, except in such jurisdictions where the failure to be in good standing or be licensed (as the case may be) would have no Material Adverse Effect.

Texas Commerce Bank National Association, Agent
December 3, 1997
Page 3


         2. The Guarantor (a) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, (b) has the full legal power and authority and all necessary licenses, permits, franchises and other authorizations to own and operate its Property and carry on its business as currently conducted and (c) is duly qualified to transact business as a foreign corporation and licensed to operate as a mortgage company in each jurisdiction where the nature of the business it transacts or Property it owns requires such qualification or licensing, except in such jurisdictions where the failure to be in good standing or be licensed (as the case may be) would have no Material Adverse Effect.

         3. FirstCity (a) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, (b) has the full legal power and authority and all necessary licenses, permits, franchises and other authorizations to own and operate its Property and carry on its business as currently conducted and (c) is duly qualified to transact business as a foreign corporation and licensed to operate as a mortgage company in each jurisdiction where the nature of the business it transacts or Property it owns requires such qualification or licensing, except in such jurisdictions where the failure to be in good standing or be licensed (as the case may be) would have no Material Adverse Effect.

         4. Each of the Obligors, the Guarantor and FirstCity has the requisite corporate power and authority to execute, deliver and comply with the terms of the 12/97 Facilities Papers to which it is a party.

         5. Each of the Obligors', the Guarantor's and FirstCity's execution, delivery and performance of the 12/97 Facilities Papers to which it is a party have been duly authorized by all necessary corporate action on the part of such Person, do not conflict with such Person's Articles (or Certificate, as applicable) of Incorporation or bylaws, do not conflict with any law, regulation, order, writ, injunction, judgment or decree of any court or Governmental Authority, and, to the best of our knowledge, do not conflict with any agreement or instrument ("Papers") to which either Obligor, the Guarantor or FirstCity is a party or by which any of either Obligor's, the Guarantor's or FirstCity's Property is bound or affected, result in a breach of any Papers, constitute a default under any Papers, require any consent under any Papers, result in the creation of any lien or security interest upon either any Obligor's, the Guarantor's or FirstCity's Property or assets (except for the security interests created by the Warehouse Pledge Agreement, the Servicing Rights Security Agreement, the Receivables Pledge Agreement and the Stock Pledge Agreement), or result in acceleration of any of either Obligor's, the Guarantor's or FirstCity's debt under any of the Papers or trigger any right of any such acceleration.

Texas Commerce Bank National Association, Agent
December 3, 1997
Page 4


         6. The 12/97 Facilities Papers to which it is a party constitute the legal, valid and binding obligation of each of the Obligors, the Guarantor and FirstCity enforceable in accordance with their terms, except as limited by bankruptcy, insolvency or other such laws in effect affecting the enforcement of creditors' rights generally and the application of equitable principles.

         7. The execution and delivery of the 12/97 Facilities Papers to which it is a party and the performance of each of the Obligors', the Guarantor's and FirstCity's obligations under them, do not require any license, consent, approval or other action of any governmental or public regulatory body or authority other than those which have been obtained and remain in full force and effect.

         8. None of the Company, New Am Inc., the Guarantor or FirstCity is an "investment company" or "controlled by" an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

         9. None of the Company, New Am Inc., the Guarantor or FirstCity is a "public utility holding company" or an "affiliate" or a "subsidiary company" of a "public utility company", or a "holding company" or an "affiliate" or a "subsidiary company" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935, as amended.

         10. There is no litigation pending, or to our knowledge, threatened, that, if determined adversely to the Company, New Am Inc., the Guarantor or FirstCity would have a Material Adverse Effect.

         Please also recognize that (a) the foregoing opinions relate only to the laws of the State of Texas, the corporate laws of the State of Delaware and applicable federal law and (b) no opinion is to be inferred beyond the opinion stated in this letter.

         This opinion is rendered to the Agent and the Banks for their benefit and the benefit of their participants and assignees of any of either Obligor's, the Guarantor or FirstCity's obligations under the 12/97 Facilities Papers and legal counsel for the Agent and the Banks in connection with the above transaction, and may not be relied upon by any other Person or for any other purpose without our prior written consent. This opinion is rendered as of its date and we hereby disclaim any obligation to advise the Agent and the Banks or any other Person entitled to rely on this opinion of any change in any matter set forth in it.

                                        Very truly yours,

                  EXHIBIT F TO 12/97 A&R FACILITIES AGREEMENT


                Form of Compliance Certificate with computations
                   to show compliance or non-compliance with
             Sections 9.5, 9.7, 9.8, 9.9, 9.10, 9.11, 9.12 and 9.14

                             COMPLIANCE CERTIFICATE


COLLATERAL AGENT:                 Texas Commerce Bank National Association

COMPANY:                                   Harbor Financial Mortgage
Corporation

NEW AM INC.:                      New America Financial, Inc.

SUBJECT PERIOD:  ___________________ended _________________, 199__

DATE:            ___________________, 19__

________________________________________________________________________________

         This certificate is delivered to the Agent under the 12/97 Amended and Restated Facilities Agreement (as supplemented, amended or restated from time to time, the "Current Facilities Agreement") dated effective as of December 3, 1997, among the Company, New Am Inc., the Agent and the financial institutions now or hereafter parties thereto (the "Banks"). Unless they are otherwise defined in this request, terms defined in the Current Facilities Agreement have the same meanings here as there.

         The undersigned officers of each of the Company and New Am Inc. certifies to the Agent and the Banks that on the date of this certificate that:

         1. Each undersigned is an incumbent officer of the Company or New Am Inc., as applicable, holding the title stated below the undersigned's signature below.

         2. The Company's and New Am Inc.'s consolidated financial statements that are attached to this certificate were prepared in accordance with GAAP and present fairly the Company's and New Am Inc.'s consolidated financial position and results of operations as of ___________________ and for the (check, as applicable) [ ] ____ month [ ] one, [ ] two or [ ] three quarter(s) of Company's and New Am Inc.'s fiscal year, as the case may be, ending on the last day of the Subject Period.

         3. The undersigned officer of the Company or New Am Inc., as applicable, supervised a review of the Company's or New Am Inc.'s, as applicable, activities during the Subject Period in

Texas Commerce Bank National Association, Agent
[date]
Page 2

respect of the following matters and has determined the following: (a) to undersigned officer's best knowledge, except to the extent that (i) a representation or warranty speaks to a specific date or (ii) the facts on which a representation or warranty is based have changed by transactions or conditions contemplated or expressly permitted by the Facilities Papers, the representations and warranties of the Company or New Am Inc., as applicable, in
Section 6 of the Current Facilities Agreement are true and correct in all material respects, other than for the changes, if any, described on the attached Annex A; (b) the Company or New Am Inc., as applicable, has complied with all of its obligations under the Facilities Papers, other than for the deviations, if any, described on the attached Annex A; (c) no Potential Default has occurred that has not been declared by the Agent in writing to have been cured or waived, and no Default has occurred that has not been cured before it became a Potential Default, other than those Potential Defaults and/or Defaults, if any, described on the attached Annex A; (d) compliance by the Company or New Am Inc., as applicable, with certain financial covenants in
Section 9 of the Current Facilities Agreement is accurately calculated on the attached Annex A and (e) the aggregate number of Serviced Mortgages that are In Default is less than ten percent (10%) of the total aggregate number of Serviced Mortgages in the servicing portfolio, other than as described on the attached Annex A.

                                        HARBOR FINANCIAL MORTGAGE CORPORATION

                                        By: _________________________________
                                        Name: _______________________________
                                        Title: _______________________________


                                        NEW AMERICA FINANCIAL, INC.

                                        By: _________________________________
                                        Name: _______________________________
                                        Title: _______________________________

                       ANNEX A TO COMPLIANCE CERTIFICATE

         (a) Describe deviations from compliance with obligations, if any -- clause 3(b) of attached Compliance Certificate -- if none, so state:





         (b) Describe Defaults or Potential Defaults, if any -- clause 3(c) of attached Compliance Certificate -- if none, so state:





         (c) Calculate compliance with covenants in Section 9 (on a consolidated basis) -- clause 3(d) of attached Compliance Certificate.





         (d) Describe delinquency status of all Serviced Mortgages, if any -- clause 3(e) of attached Compliance Certificate -- if none, so state:

                  EXHIBIT G TO 12/97 A&R FACILITIES AGREEMENT


                      [FORM OF BAILEE LETTER FOR SHIPMENTS
                      OF LOANS TO INVESTORS FOR PURCHASE]

                    TEXAS COMMERCE BANK NATIONAL ASSOCIATION
                                 P. O. BOX 2558
                           HOUSTON, TEXAS  77252-8041

                                     [date]


[Investor's name and address]


         Re: [Harbor Financial Mortgage Corporation's][New America Financial, Inc.'s] Loan(s) shipped herewith for your inspection and purchase

Ladies and Gentlemen:

         Pursuant to the request of [Harbor Financial Mortgage Corporation][New America Financial, Inc.] (the "MORTGAGE COMPANY"), Texas Commerce Bank National Association (the "AGENT/CUSTODIAN") as agent and documents custodian for a syndicate of Lenders (the "LENDERS") to the Mortgage Company, hereby delivers to you with this letter the promissory notes evidencing the loans ("LOANS") described on the attached schedule and related loan documents (collectively, the "LOAN PAPERS").

         To secure the Mortgage Company's debt and other obligations to the Lenders, the Mortgage Company has pledged (among other collateral) the Loans to the Lenders, and has collaterally assigned to the Agent/Custodian and granted the Agent/Custodian (as secured party for the Lenders) a security interest in,
(i) the Loan Papers, (ii) the Loans that they evidence and (iii) all related security and rights.

         The Lenders and the Agent/Custodian expressly retain and reserve all of their rights in the Loans and the Loan Papers until you have purchased and actually made payment to the Agent for them in accordance with this letter.

         During the period from your receipt of Loans until you have either so purchased and paid for them or you have returned them to our possession, you are and will be bailee for the Lenders and the Agent/Custodian as their agent and secured party on behalf of the Lenders, for the purpose of perfecting and maintaining perfection of the security interest that the Mortgage Company has granted to the Lenders and the Agent/Custodian in (or pursuant to) the 12/97 Amended and Restated Facilities Agreement dated as of December 3, 1997 among the Mortgage Company, the Lenders and the Agent/Custodian, as supplemented, amended or restated from time to time (the "CREDIT AGREEMENT").

         When you have paid the Agent/Custodian for the Loans, the Lenders' and the Agent/Custodian's security interest in the Loans, and in their Loan Papers that are delivered to you herewith, shall automatically terminate. If (but only if) the payment of the "PAY-OFF PRICE", which is an amount equal to the greater of (i) the $___________ sum required to obtain the release of the security interest in favor of the Lenders, or (ii) the purchase price you and the Mortgage Company have agreed that you will pay for the Loans, has already been made to the Agent/Custodian, these Loan Papers are being delivered to you free of such security interest or any trust, bailment or any other claim by the Lenders and the Agent/Custodian.

[Investor's name]
[date]
Page 2




         Unless the Agent/Custodian has already received the Pay-Off Price for each of the Loans, we are delivering the enclosed Loan Papers to you IN TRUST and on the express condition that you will promptly:

         (a)     examine them; and
         (b)     decide whether you will purchase any or all of the Loans;

and that, with respect to each Loan, you will promptly either:

         (c) remit by federal funds immediately available to the Agent/Custodian directed to Texas Commerce Bank National Association, ABA No. 1130-0060-9 Attention: Becky Smith, Corporate Mortgage Finance Group (713) 750-2028, Re:
                 Harbor/New America Account No. ____________________________)
                 the Pay-off Price for that Loan (if the Agent/Custodian receives less than the full Pay-off Price, the Agent/Custodian will not release its and the Lenders' security interest in that Loan until it has received the full Pay-off Price); or

         (d) return the promissory note and all of the other papers relating to that Loan to us.

         It is very important that you promptly notify us in writing of your decision with respect to each Loan so that we will know at all times which specific Loans will remain as part of the Lenders' collateral and which will not. Accordingly, YOU AGREE TO GIVE THE AGENT/CUSTODIAN WRITTEN NOTICE ON OR BEFORE FORTY-FIVE (45) DAYS AFTER THE DATE OF THIS LETTER THAT IDENTIFIES WHICH (IF ANY) OF THE ENCLOSED LOANS YOU ELECT NOT TO PURCHASE, AND YOU AGREE TO PURCHASE ALL OF THE ENCLOSED LOANS THAT YOU DO NOT LIST IN THAT NOTICE.

         NOTWITHSTANDING ANY OTHER PROVISION OF THIS LETTER, UNLESS THE AGENT/CUSTODIAN HAS ALREADY RECEIVED THE PAY-OFF PRICE FOR EACH OF THE LOANS, THE ENCLOSED LOAN PAPERS ARE DELIVERED TO YOU UPON THE EXPRESS AND CONTROLLING CONDITION THAT YOU WILL RETURN ANY OR ALL OF THEM TO US, AS AGENT/CUSTODIAN, PROMPTLY UPON YOUR RECEIPT OF OUR WRITTEN DIRECTION TO DO SO, REGARDLESS OF WHETHER OR NOT YOU HAVE DECIDED TO PURCHASE THE LOAN OR LOANS TO WHICH THE LOAN PAPERS REQUIRED TO BE RETURNED TO US RELATE, EXCLUDING ONLY THOSE LOANS (IF
ANY) FOR WHICH YOU HAVE ALREADY PAID US THE PAY-OFF PRICE.

         You agree to keep all of the enclosed Loan Papers safe from fire, loss, theft and other casualty and agree to bear any loss, cost or expense we or the Lenders may incur as a result of any such event.

         Please immediately indicate your receipt of this letter and the enclosed Loan Papers, and your acceptance of and agreement to the trust and the terms and conditions stated above, by dating and signing the enclosed copy of this

[Investor's name]
[date]
Page 3




letter and returning it to us (although your doing so will not be necessary to the effectiveness of any of this letter's terms, provisions or conditions).

                                        Very truly yours,

                                        TEXAS COMMERCE BANK NATIONAL
ASSOCIATION, Agent/Custodian


                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________


RECEIPT ACKNOWLEDGED AND TRUST, TERMS AND CONDITIONS ACCEPTED AND AGREED TO ON ________________________________, 19____:

                                        ________________________________________




                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________

                      [FORM OF BAILEE LETTER FOR SHIPMENTS
                       OF LOANS TO STRUCTURED SECURITIES
                         CUSTODIAN FOR SECURITIZATION]

                    TEXAS COMMERCE BANK NATIONAL ASSOCIATION
                                 P. O. BOX 2558
                           HOUSTON, TEXAS  77252-8041

                                     [date]


[Structured Securities issuer's custodian's name and address]


         Re: [Harbor Financial Mortgage Corporation's][New America Financial, Inc.'s] Loan(s) shipped herewith for inspection and securitization

Ladies and Gentlemen:

         Pursuant to the request of [Harbor Financial Mortgage Corporation][New America Financial, Inc.](the "MORTGAGE COMPANY"), Texas Commerce Bank National Association (the "AGENT/CUSTODIAN") as agent and documents custodian for a syndicate of Lenders (the "LENDERS") to the Mortgage Company, hereby delivers to you with this letter the promissory notes evidencing the loans ("LOANS") described on the attached schedule and related loan documents (collectively, the "LOAN PAPERS").

         To secure the Mortgage Company's debt and other obligations to the Lenders, the Mortgage Company has pledged (among other collateral) the Loans to the Lenders, and has collaterally assigned to the Agent/Custodian and granted the Agent/Custodian (as secured party for the Lenders) a security interest in,
(i) the Loan Papers, (ii) the Loans that they evidence and (iii) all related security and rights.

         The Lenders and the Agent/Custodian expressly retain and reserve all of their rights in the Loans and the Loan Papers until the issuer of structured securities for whom you are custodian (the "ISSUER") has accepted them for securitization and actually issued the structured security to be created from a loan pool that includes these Loans (the "SUBJECT SECURITY").

         During the period from your receipt of Loans until the Subject Security has been issued or you have returned them to our possession, you are and will be bailee for the Lenders and the Agent/Custodian as their agent and secured party on behalf of the Lenders, for the purpose of perfecting and maintaining perfection of the security interest that the Mortgage Company has granted to the Lenders and the Agent/Custodian in (or pursuant to) the 12/97 Amended and Restated Facilities Agreement dated as of December 3, 1997 among the Mortgage Company, the Lenders and the Agent/Custodian, as supplemented, amended or restated from time to time (the "CREDIT AGREEMENT").

         If and when the Subject Security is issued, the Lenders' and the Agent/Custodian's security interest in the Loans and in their Loan Papers that are delivered to you herewith shall automatically terminate; provided that the Lenders' and the Agent/Custodian's security interest in the Loans' proceeds shall NOT terminate, and shall automatically attach to and continue in all of the Mortgage Company's right, title and interest in and to the Subject Security when issued, and in and to the Subject Security's proceeds, until such time as the full amount owing to the Lenders in respect of such Loans shall have been paid to the Agent.

         We are delivering the enclosed Loan Papers to you IN TRUST and on the express condition that:

[Securities issuer s custodian's name]
[date]
Page 2




         (a)     you will promptly examine them; and
         (b) the Issuer will promptly decide whether to accept the Loans into the pool of loans from which the Subject Security will be created;

and that, with respect to each Loan, you will promptly either:

         (c) advise the Agent immediately when the Subject Security based on a pool that includes it has been issued; or

         (d) return the promissory note and all of the other papers relating to that Loan to us.

         It is very important that you promptly notify us in writing of the Issuer's decision with respect to each Loan so that we will know at all times which specific Loans will remain as part of the Lenders' collateral and which will not. Accordingly, YOU AGREE TO GIVE THE AGENT/CUSTODIAN WRITTEN NOTICE ON OR BEFORE FORTY-FIVE (45) DAYS AFTER THE DATE OF THIS LETTER THAT IDENTIFIES WHICH (IF ANY) OF THE ENCLOSED LOANS THAT THE ISSUER ELECTS NOT TO INCLUDE IN THE POOL OF LOANS ON WHICH THE SUBJECT SECURITY WILL BE BASED, AND THE ISSUER WILL INCLUDE THEREIN ALL OF THE ENCLOSED LOANS THAT YOU DO NOT LIST IN THAT NOTICE.

         NOTWITHSTANDING ANY OTHER PROVISION OF THIS LETTER, THE ENCLOSED LOAN PAPERS ARE DELIVERED TO YOU UPON THE EXPRESS AND CONTROLLING CONDITION THAT YOU WILL RETURN ANY OR ALL OF THEM TO US, AS AGENT/CUSTODIAN, PROMPTLY UPON YOUR RECEIPT OF OUR WRITTEN DIRECTION TO DO SO, REGARDLESS OF WHETHER OR NOT THE ISSUER HAS DECIDED TO INCLUDE THEM IN A POOL UPON WHICH A STRUCTURED SECURITY WILL BE BASED, EXCLUDING ONLY THOSE LOANS (IF ANY) INCLUDED IN ANY SUCH POOL BASED UPON WHICH A STRUCTURED SECURITY HAS BEEN ISSUED.

         You agree to keep all of the enclosed Loan Papers safe from fire, loss, theft and other casualty and agree to bear any loss, cost or expense we or the Lenders may incur as a result of any such event.

         Please immediately indicate your receipt of this letter and the enclosed Loan Papers, and your acceptance of and agreement to the trust and the terms and conditions stated above, by dating and signing the enclosed copy of this letter and returning it to us (although your doing so will not be necessary to the effectiveness of any of this letter's terms, provisions or conditions).

                                        Very truly yours,

                                        TEXAS COMMERCE BANK NATIONAL
ASSOCIATION, Agent/Custodian


                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________

[Securities issuer s custodian's name]
[date]
Page 3




RECEIPT ACKNOWLEDGED AND TRUST, TERMS AND CONDITIONS ACCEPTED AND AGREED TO ON ________________________________, 19____:


                                        _______________________________________



                                        By:____________________________________

                                        Name:__________________________________

                                        Title:_________________________________

                  SCHEDULE 1 TO 12/97 A&R FACILITIES AGREEMENT

                          LIST OF QUALIFIED INVESTORS

Aames Home Mortgage                     Money Store
Access                                  National Home Mortgage
Advanta                                 Nomura
Anavan Portfolio                        North Western Savings
Banc of East Texas                      Norwest
Bay View Federal                        Ohio Savings Bank
Big Apple Mortgage                      Prudential
CenterBank                              RFC
Chase/Chemical                          Resource Bank Shares
CitiCorp                                Riggs
Coastal Banc                            Saxon
Comnet                                  Security Pacific
Continental Mortgage                    Sovereign
Countrywide                             Statewide
Crestar
Discover Financial
Fannie Mae
First Federal of Rochester
First Nationwide
Fleet Mortgage
Ford Consumer Credit
Freddie Mac
Ft. Worth Mortgage
GE Capital
Ginnie Mae
Greentree Mortgage
Guaranty Federal
Harris Bank
Homeside
Household Financial
ICI
IMS First Franklin
Independent National
InterFirst
John Hancock
LaSalle Talman
Life Savings Bank
Mellon Mortgage
Merchantile Mtg. St. Louis

                  SCHEDULE 2 TO 12/97 A&R FACILITIES AGREEMENT

                     HARBOR FINANCIAL MORTGAGE CORPORATION
                                AND SUBSIDIARIES

                       CONSOLIDATED FINANCIAL STATEMENTS
                          AND CONSOLIDATING SCHEDULES
                           DECEMBER 31, 1996 AND 1995
                  (WITH INDEPENDENT AUDITORS' REPORT THEREON)


                    [Company to provide and to insert here]

                  SCHEDULE 3 TO 12/97 A&R FACILITIES AGREEMENT

                   HARBOR FINANCIAL MORTGAGE CORPORATION AND
                   NEW AMERICA FINANCIAL, INC., AS APPLICABLE
                               MANAGEMENT REPORT



FOR THE PERIOD FROM _____________, 199__ TO ________________, 199__.

To: Texas Commerce Bank National Association, the "Agent" under the below-referenced Current Facilities Agreement


Re: 12/97 Amended and Restated Facilities Agreement dated effective as of December 3, 1997 as amended (the "Current Facilities Agreement") among Harbor Financial Mortgage Corporation and New America Financial, Inc. (collectively, the "Obligors" and each an "Obligor"), Texas Commerce Bank National Association ("TCB"), as a "Bank", a "Warehouse Bank", a "Servicing Acquisition Bank", as "Agent" for the other Banks, and the other Banks that are parties thereto

Ladies and Gentlemen:

         This Certificate is delivered to TCB pursuant to Section 8.3(b) of the Current Facilities Agreement. All terms defined in the Current Facilities Agreement have the same respective meanings here as there. The Obligor executing this Management Report is the "Reporting Obligor".

         I hereby certify to you as follows:

         1. I am and at all times mentioned herein have been, the duly elected, qualified and acting _______________ of the Reporting Obligor.

         2. A review of the Reporting Obligor's activities during the period from _______________, 19___ to _________________, 19___ (the "Subject
Period") has been made under my supervision with a view toward detailing this Reporting Obligor's commitment position, pipeline position and hedging position.

         3. Attached hereto as Exhibit A is a true, accurate and complete schedule of this Reporting Obligor's commitment position, pipeline position and hedging position with the following detail:

                 a. As to commitment position: investor, type, original principal amount, rate, yield, future contracts, hedged positions, repurchase agreements and profit and loss;

                 b. as to pipeline position: amount and rate of price committed loans in pipeline and profit and loss; and

                 c.       as to hedging position: amount, rate, term, yield.

         EXECUTED and delivered on _______________, 199__.


                        [SIGNATURE BLOCK AS APPLICABLE:]

                                        HARBOR FINANCIAL MORTGAGE
                                        CORPORATION


                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________



                                        NEW AMERICA FINANCIAL, INC.


                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________



Exhibit A -      Schedule of Reporting Obligor's commitment position, pipeline position and hedging position

                  SCHEDULE 4 TO 12/97 A&R FACILITIES AGREEMENT

                   PERSONS AUTHORIZED TO ISSUE OBLIGOR ORDERS
                       AS OF _____________________, 199__
       (AND THEREAFTER UNTIL A REVISION OF THIS SCHEDULE SHALL HAVE BEEN
                            DELIVERED TO THE AGENT)

FOR HARBOR FINANCIAL MORTGAGE CORPORATION:

o        FOR ANY PURPOSE:



o        ONLY TO BORROW OR DIRECT APPLICATIONS, PAYMENTS, DEPOSITS OR TRANSFERS
         OF FUNDS:


o ONLY TO WITHDRAW COLLATERAL DOCUMENTS FOR SERVICING, CORRECTION, RELEASE AFTER PAYOFF OR COLLECTION OR TO DIRECT SHIPMENT OF MORTGAGE LOANS TO INVESTORS:


FOR NEW AMERICA FINANCIAL, INC.:

o        FOR ANY PURPOSE:



o        ONLY TO BORROW OR DIRECT APPLICATIONS, PAYMENTS, DEPOSITS OR TRANSFERS
         OF FUNDS:


o ONLY TO WITHDRAW COLLATERAL DOCUMENTS FOR SERVICING, CORRECTION, RELEASE AFTER PAYOFF OR COLLECTION OR TO DIRECT SHIPMENT OF MORTGAGE LOANS TO INVESTORS:

                  SCHEDULE 5 TO 12/97 A&R FACILITIES AGREEMENT

                 (ATTACH COPY OF FIRSTCITY FINANCIAL CORPORATION'S COMMITTED LINE OF CREDIT AGREEMENT -- TO BE PROVIDED BY THE COMPANY -- HERE.)

                  SCHEDULE 6 TO 12/97 A&R FACILITIES AGREEMENT

           (ATTACH COPY OF OBLIGORS' CURRENT CREDIT GRADE MATRIX FOR
                (AMONG OTHERS) "C" AND "D" MORTGAGE LOANS HERE)